As filed with the Securities and Exchange Commission on April 30, 2007

                    Registration No. 333-51916 and 811-10219

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]


                       Post-Effective Amendment No. 10 [X]


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                                 Amendment No. 8


             TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-5 OF
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                             1150 SOUTH OLIVE STREET
                              LOS ANGELES, CA 90015
              (Address of Depositor's Principal Executive Offices)
        Depositor's Telephone Number, including Area Code: (213) 742-3065


Name and Address of Agent for Service:               Copies to:
--------------------------------------               ----------
David M. Goldstein, Esq.                    Frederick R. Bellamy, Esq.
Senior Vice President and                   Sutherland, Asbill & Brennan LLP
Deputy General Counsel                      1275 Pennsylvania Avenue, N. W.
Transamerica Occidental Life                Washington, D.C.  20004
         Insurance Company
1150 South Olive Street
Los Angeles, CA 90015

         It is proposed that this filing will become effective:


         [ ] immediately upon filing pursuant to paragraph (b)
         [X] On May 1, 2007 pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] On pursuant to paragraph (a)(1)

                             PROSPECTUS May 1, 2007



                                TRANSULTRA(R) VUL



           A Flexible Premium Variable Universal Life Insurance Policy
                                    Issued By
                 Transamerica Occidental Life Insurance Company

                             4333 Edgewood Rd., N.E.
                             Cedar Rapids, IA 52499
                           http://www.transamerica.com



            Offering 45 Sub-Accounts Under Separate Account VUL-5 of Transamerica Occidental Life Insurance Company, in addition to a Fixed Account

Please note that the policy and the portfolios are subject to investment risk, including possible loss of principal amount invested. This prospectus contains important details including risks, fees, and charges associated with the policy. Please read this prospectus carefully and keep it for future reference. It should be read with the current prospectuses for the portfolios. You should read the prospectus carefully and consider the investment objectives, risks, charges and expenses of the portfolio before investing.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.

Neither the Securities and Exchange Commission (SEC) nor the state securities commissions have approved this investment offering or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The SEC maintains a web site (http:\\www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

An investment in this policy is not a bank deposit. The policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                     Portfolios Associated with Sub-Accounts


AEGON/Transamerica Asset  Allocation -  Conservative  Portfolio - Initial Class
AEGON/Transamerica Asset   Allocation  -  Growth  Portfolio  -  Initial  Class
AEGON/Transamerica Asset Allocation - Moderate Growth Portfolio - Initial Class AEGON/Transamerica Asset Allocation - Moderate Portfolio - Initial Class AEGON/Transamerica BlackRock Large Cap Value - Initial Class
AEGON/Transamerica Capital Guardian Global -Initial Class
AEGON/Transamerica Capital Guardian Value - Initial  Class
AEGON/Transamerica Clarion Global Real Estate Securities - Initial Class AEGON/Transamerica Federated Market Opportunity - Initial Class AEGON/Transamerica JPMorgan Mid Cap Value - Initial Class*
AEGON/Transamerica Marsico Growth - Initial Class
AEGON/Transamerica PIMCO Total Return - Initial Class
AEGON/Transamerica Templeton   Transamerica  Global  -  Initial  Class
AEGON/Transamerica Third  Avenue  Value  -  Initial  Class
AEGON/Transamerica Transamerica   Convertible   Securities  -  Initial   Class
AEGON/Transamerica Transamerica  Equity -  Initial  Class
AEGON/Transamerica Transamerica Growth Opportunities - Initial Class AEGON/Transamerica Transamerica Money Market - Initial Class AEGON/Transamerica Transamerica Science & Technology - Initial Class AEGON/Transamerica Transamerica U.S. Government Securities - Initial Class AEGON/Transamerica Van Kampen Mid-Cap Growth - Initial Class

* New net premiums or transfers may no longer be allocated to the AEGON/Transamerica JPMorgan Mid Cap Value sub-account.

Alger American Income & Growth - Class O
AllianceBernstein  VP Growth and Income Portfolio-  Class B
AllianceBernstein  VP Large Cap Growth  Portfolio - Class B
Dreyfus  Investment  Portfolios  - MidCap Stock  Portfolio - Initial  Shares
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares
Dreyfus Variable Investment Fund - Appreciation Portfolio - Initial Shares Dreyfus Variable Investment Fund - Developing Leaders Portfolio - Initial Shares Fidelity VIP Contrafund(R) Portfolio - Service Class 2
Fidelity VIP Equity-Income Portfolio - Service  Class 2
Fidelity VIP Index 500  Portfolio  - Service  Class 2
Franklin Small  Cap  Value  Securities  Fund  -  Class  2
Franklin  Small-Midcap  Growth Securities  Fund - Class 2
Janus Aspen  Series  Balanced - Service  Shares
Janus Aspen Series  Worldwide  Growth - Service Shares
MFS(R) Emerging Growth Series - Initial  Class
MFS(R) Investors  Trust Series - Initial  Class
MFS(R) Research Series - Initial Class
PIMCO VIT Real Return - Admin Class
PIMCO VIT  StocksPLUS Growth & Income - Admin Class
Premier VIT OpCap Managed  Portfolio
Premier VIT OpCap Small Cap  Portfolio
Van Kampen UIF Core Plus Fixed  Income - Class 1
Van Kampen UIF Emerging Markets Equity - Class 1
Van Kampen UIF High Yield - Class 1
Van Kampen UIF International Magnum - Class 1


* New net premiums or transfers may no longer be allocated to the AEGON/Transamerica JPMorgan Mid Cap Value sub-account


                                TABLE OF CONTENTS

RISK/BENEFIT SUMMARY......................................................................................6
         Benefits.........................................................................................6
         Risks............................................................................................9
         Portfolio Company Risk...........................................................................11
TABLES OF FEES AND EXPENSES...............................................................................12
         Transaction Fees.................................................................................12
         Periodic Charges Other than Portfolio Company Operating Expenses.................................14
         Portfolio Expenses...............................................................................20
TRANSAMERICA, THE FIXED ACCOUNT, THE SEPARATE ACCOUNT AND
THE PORTFOLIOS............................................................................................25
         Transamerica Occidental Life Insurance Company...................................................25
         Insurance Marketplace Standards Association......................................................25
         The Fixed Account................................................................................25
         The Separate Account.............................................................................25
         The Portfolios...................................................................................26
         Revenue We Receive...............................................................................26
         Addition, Deletion or Substitution of Portfolios.................................................28
         Portfolios Not Publicly Available................................................................28
         Selection of Underlying Portfolios...............................................................29
VOTING RIGHTS.............................................................................................33
THE POLICY................................................................................................33
         Owner............................................................................................34
         Beneficiary......................................................................................34
         Modifying the Policy.............................................................................34
         Application for a Policy.........................................................................35
         Minimum Initial Face Amount......................................................................36
         Life Insurance Qualification.....................................................................36
         Conversions of Term Life Insurance Policies......................................................37
         Guaranteed Exchange Option.......................................................................37
         Effective Date of Coverage.......................................................................37
         Policy Date......................................................................................37
         Backdating a Policy..............................................................................37
         Reallocation Date................................................................................38
         Free Look Period.................................................................................38
         Transfers........................................................................................38
         Disruptive Trading and Market Timing.............................................................39
         Dollar Cost Averaging or DCA.....................................................................42
         Automatic Account Rebalancing or AAR.............................................................43
         Telephone Access Privilege.......................................................................43
DEATH BENEFIT.............................................................................................44
         Proof of Death...................................................................................44
         Death Benefit Options............................................................................44
         Transfers After Insured's Death..................................................................46
         Settlement Provisions............................................................................46
         Option to Change the Face Amount.................................................................46
PREMIUMS 47
         Required Premiums................................................................................48
         Layer Allocation.................................................................................48
         Premium Qualification Credit.....................................................................48
         Premium Limitations..............................................................................49
         Continuation of Insurance........................................................................49
ALLOCATION OF NET PREMIUMS................................................................................49
         Initial Premium..................................................................................50
         Subsequent Premiums..............................................................................50
         Crediting of Net Premiums Before Reallocation Date...............................................50

UNITS AND UNIT VALUES.....................................................................................50
         Valuation of Units...............................................................................05
         Unit Values......................................................................................51
ACCUMULATION VALUE........................................................................................51
         Determination of Accumulation Value..............................................................51
         Sub-Accounts.....................................................................................51
         Fixed Account....................................................................................52
         Loan Account.....................................................................................52
         Partial Surrenders...............................................................................52
         Surrender Penalty Free Withdrawals...............................................................53
NONFORFEITURE OPTION - FULL SURRENDER.....................................................................53
POLICY LOANS..............................................................................................53
         Loan Repayment...................................................................................54
         Effect of Policy Loans...........................................................................54
LAPSE & REINSTATEMENT.....................................................................................55
         Grace Period.....................................................................................55
         Reinstatement....................................................................................55
OTHER BENEFITS............................................................................................57
         Accident Indemnity Rider.........................................................................57
         Full Death Benefit Rider.........................................................................57
         Guaranteed Insurability Rider....................................................................57
         Insurance on Children Rider......................................................................57
         Waiver Provision Rider...........................................................................57
         Accelerated Death Benefit Option Endorsement.....................................................57
         Automatic Premium Loan Endorsement...............................................................58
         Endorsement to Modify Grace Period...............................................................58
         Extra Surrender Penalty Free Withdrawal Endorsement..............................................58
         Full Policy Surrender Penalty Waiver Endorsement.................................................58
         Option for Additional Insurance Endorsement......................................................58
         Surrender Penalty Deferral Endorsement...........................................................59
CHARGES AND DEDUCTIONS....................................................................................59
         Administrative Charge............................................................................59
         Surrender Penalty................................................................................59
         Partial Surrender Transaction Fee................................................................60
         Premium Allocation Change Charge.................................................................60
         Monthly Deductions Allocation Election Change Charge.............................................60
         Transfer Fee.....................................................................................60
         Additional Illustrations Charge..................................................................61
         Accelerated Death Benefit Rider Charge...........................................................61
         Reinstatement Interest Charge....................................................................61
         Mortality and Expense Risk Charge................................................................61
         Monthly Deduction................................................................................61
         Net Loan Interest Charge.........................................................................64
         Portfolio Expenses...............................................................................64
         Possible Tax Charge..............................................................................64
FEDERAL TAX CONSIDERATIONS................................................................................64
         Transamerica Occidental Life Insurance Company and The Separate Account..........................64
         Taxation of the Policies.........................................................................65
         Withholding......................................................................................65
         Policy Loans.....................................................................................65
         Interest Disallowance............................................................................66
         Modified Endowment Contracts.....................................................................66
         Distributions Under Modified Endowment Contracts.................................................66
         Special Rules for Pension Plans..................................................................66
         Split Dollar Arrangement.........................................................................67




DISTRIBUTION..............................................................................................67
         Distribution and Principal Underwriting Agreement................................................67
         Compensation to Broker-Dealer Selling the Policies...............................................67
         Special Compensation Paid to Affiliated Underwriting Wholesaling and Selling Firms...............68
         Additional Compensation Paid to Selected Selling Firms...........................................69
LEGAL PROCEEDINGS.........................................................................................69
FURTHER INFORMATION.......................................................................................70
         Statement of Additional Information (SAI)........................................................70
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..............................................71
APPENDIX A - DEFINITIONS..................................................................................A-1
APPENDIX B - DEATH BENEFIT FACTORS........................................................................B-1
APPENDIX C - SURRENDER PENALTY............................................................................C-1
ADDITIONAL INFORMATION.............................................................................Back Page
         Statement of Additional Information.......................................................Back Page
         Personalized Illustrations of Policy Benefits.............................................Back Page
         Contact Us................................................................................Back Page
         Contact the SEC...........................................................................Back Page
         Contact the NASD..........................................................................Back Page


                              RISK/BENEFIT SUMMARY
TransUltra(R) VUL is an individual flexible premium variable universal life insurance policy issued by Transamerica Occidental Life Insurance Company. It provides life insurance protection on the insured.

We offer two different flexible premium variable universal life insurance policies for single life coverage. The TransUltra(R) VUL policy is designed primarily to provide a death benefit based on competitively priced premiums. It is most appropriate for owners for whom long-term death benefit protection at a potentially lower premium cost is the primary objective in purchasing the policy. While it also provides the potential to develop net cash values for supplemental income for the policy owner through policy loans or partial withdrawals, if supplemental income from your policy is a primary objective for you, you may wish to also consider our TransAccumulator(R) VUL policy.

We offer TransUltra(R) VUL to proposed insureds between the ages of 16 and 89, subject to our underwriting approval. The minimum face amount of insurance we issue is $25,000.

The following is a summary of the chief benefits and risks of purchasing a TransUltra(R) VUL policy. It is intended to provide a general description of the policy's primary benefits, as well as the principal risks associated with purchasing the policy. More detailed information about the policy appears later in this Prospectus and in the Statement of Additional Information (SAI), which is available upon request. The Definitions section defines certain words and phrases used in this prospectus.

                                    BENEFITS

DEATH BENEFIT

If the insured dies while the policy is in force, we will pay a death benefit to the beneficiary designated by you. Before paying the beneficiary, we will reduce the death benefit by any outstanding loan and by the portion of any grace period premium payment necessary to provide insurance to the date of the insured's death. The death benefit may be paid in a single sum or under a settlement option.

Beneficiary

When you apply for your policy, you choose the beneficiary for the policy. You may change the beneficiary at any time during the insured's lifetime, except that if the beneficiary was named irrevocably the beneficiary must consent to the change.

Death Benefit Options

Prior to the policy anniversary nearest the insured's 100th birthday, there are three death benefit options available. You must choose one option. Subject to our approval, you may change the death benefit option at any time until the policy anniversary nearest the insured's 100th birthday. If a death benefit option change results in a decrease in face amount, you may incur a surrender penalty. Policies insuring individuals who are between 81-89 years old on the policy date, however, only provide for the Option 1 (Level) death benefit.

The death benefit differs under each option:
o Option 1 (Level) death benefit is the face amount of the policy on the date of the insured's death; o Option 2 (Plus) death benefit is the face amount of the policy on the date of the insured's death, plus the policy's accumulation value on the date of the insured's death; and
o Option 3 (Plus Premium) death benefit is the face amount of the policy on the date of the insured's death, plus the excess, if any, of all gross premiums paid over the sum of any partials surrenders, surrender penalty free withdrawals and/or premium refunds.

Prior to the policy anniversary nearest the insured's 100th birthday, under any death benefit option you choose, the death benefit will be the greatest of: o The amount specified above for the death benefit option you elected for your policy; o The death benefit factor multiplied by the policy's accumulation value on the date of the insured's death; or
o The amount required for the policy to qualify as a life insurance contract under Internal Revenue Code ("Code") Section 7702.

The chosen death benefit option will affect the amount of the death benefit and the monthly deductions for the policy, among other things. The death benefit option may also affect the amount and frequency of premium payments you must make to keep the policy in-force and the maximum premiums you may pay under the policy.

Beginning with the policy anniversary nearest the insured's age 100, the death benefit will be the greater of: 1. The death benefit factor multiplied by the policy's accumulation value as of the date of the insured's death; or
2. The amount required for the policy to qualify as a life insurance contract under Internal Revenue Code Section 7702.

If the Full Death Benefit Rider is in effect on your policy on the policy anniversary nearest the insured's 100th birthday, however, the death benefit on and after that date will be calculated in the same manner as before that policy anniversary.

PARTIAL AND FULL SURRENDERS

Your policy may develop net cash values that you may access at any time prior to the death of the insured.

You may be able to take a partial surrender as early as the first policy year. Beginning in the second policy year, you may take up to 10% of the policy's accumulation value without surrender charges. Other amounts you take as partial surrenders may be subject to surrender penalties. You may also fully surrender your policy for its net cash value. A partial or full surrender may have adverse tax consequences.

POLICY LOANS

You may also access a portion of your net cash value through policy loans at any time prior to the death of the insured. A loan may have adverse tax consequences.

FREE LOOK PERIOD

You have the right to examine and cancel your policy within 10 days after you receive it. Some states may require a longer free-look period for replacement policies or for other reasons. If you decide to cancel your policy during the free-look period, we will void the policy and refund to you the amount required by state law. The amount varies according to state law, but generally is either:
o the policy's net cash value plus any fees or charges deducted from premiums or policy values; or o the premiums paid.

PREMIUMS

Required Premiums

When you apply for a TransUltra(R) VUL policy, you commit to a required premium per year amount for the first five policy years. Your commitment amount must be within minimum and maximum amounts we set for the policy. The commitment amount is the required premium per year amount for your policy.

During the first five policy years, you must satisfy your required premium amount by the end of each policy year. If, by the end of the policy year, your premium payments satisfy your required premiums through that year, on the following policy anniversary we will add a Premium Qualification Credit equal to 2% of your required premium per year amount to your policy's accumulation value.

If you do not satisfy your required premiums by the end of a policy year, however, your policy will go into the grace period. If you do not pay the required premiums by the end of the grace period, your policy will lapse and insurance coverage will terminate unless the policy is kept in force under the Automatic Premium Loan provisions.

If you request a face amount increase and we approve it, the increase amount is added to your policy as a layer of insurance coverage. Each layer has its own required premium per year amount and 5-layer year required premium period. You may earn a Premium Qualification Credit based on the layer's required premium amount. Failure to meet the layer's required premium amounts by the end of each layer year, however, will cause your policy to enter the grace period, and could lapse at the end of that period, if there are not sufficient premiums on the base policy or other layers to satisfy the required premium amounts that are due.

Within limits, you may pay all or part of the required premiums at any time before they are due, and you may pay more than the required premium amounts.

Flexibility of Premium Payments

After the end of the required premium period, you may pay subsequent premiums in any amount and at any time before the policy anniversary nearest the insured's 100th birthday, subject to the $25 minimum premium restriction and the Premium Limitations provision.

We will generally provide you with notices of scheduled premiums you indicated on your application that you intended to make. Making scheduled premium payments will not guarantee that your policy will stay in-force, except as otherwise provided under the Endorsement to Modify Grace Period. Likewise, failure to make scheduled payments does not automatically cause your policy to enter the grace period, except to the extent you do not pay sufficient premiums on a timely basis to meet your required premium commitment.

Endorsement to Modify Grace Period

This endorsement will prevent your policy from going into the grace period during a specified number of policy years even though the monthly deductions exceed the accumulation value, subject to the terms of the endorsement. The endorsement is added automatically to your policy if your policy is issued with a level death benefit option. To keep the endorsement in effect, you must pay premiums on a timely basis that are sufficient to meet the Select Monthly Premiums for your policy, among other conditions. This amount varies by policy. The endorsement provides benefits during the first 10 policy years. You may, instead, choose to receive the benefits of the endorsement during the first 20 policy years or, if earlier, until the policy anniversary nearest the insured's 100th birthday. The Select Monthly Premiums for a policy will be higher under the 20 year option than under the 10 year option. The endorsement will not prevent your policy from entering the grace period if there is an outstanding loan on the policy. The endorsement will not prevent your policy from entering the grace period if you fail to satisfy the cumulative required premium amount during the first five policy years.

INVESTMENT OPTIONS

The investment options under the policy include 45 sub-accounts of the Separate Account and a fixed account. Each sub-account invests exclusively in an underlying portfolio. Prospectuses for the portfolios describe the objectives, benefits and risks of the portfolios, as well as their historical rates of return. Described below are some of the ways in which funds may be allocated to, or transferred between, one or more investment options.

Allocation of Net Premiums Among Investment Options

You may allocate net premiums to one or more investment options. The minimum allocation per investment option is 1%. You may change allocations for future net premiums by submitting written notice to us or by utilizing the telephone access privilege.

We make an optional Asset Allocation Program available to you through your registered representative. This Program helps you determine your time horizon and your risk tolerance level. From those results, the Program recommends one of the allocation models to help you select appropriate allocations among the various sub-accounts and the fixed account.

Monthly Deductions Allocation Election

You may elect to have your monthly deductions taken from one or more specific investment options. If you do not make an election or if any investment option that you specify does not have sufficient value to meet the designated allocation of monthly deductions, the monthly deductions will be taken pro rata from the investment options on your policy. You may change your election for monthly deductions due after the change is effective.

Transfers among Investment Options

You may transfer accumulation values among the sub-accounts and the fixed account, within limits. Transfers among investment options are income tax-free. Each policy year, you may make up to 18 transfers without incurring a transfer fee. Currently, we do not impose a fee even if you make more than 18 transfers in a policy year. o You may make a written request to transfer unloaned accumulation values between or among investment options. You may also make your request by telephone subject to the Telephone Access Privilege. There are additional restrictions as to maximum amounts and frequency of transfers from the fixed account.
o You may elect automated transfers under the Dollar Cost Averaging (DCA) Option or the Automatic Account Rebalancing (AAR) Program.

DCA and AAR Programs do not guarantee a profit or protect against a loss.

CHANGES IN FACE AMOUNT OF INSURANCE

Subject to our approval, you may increase the face amount of insurance by adding one or more layers of additional coverage, beginning in the second policy year, provided the insured is less than 81 years old. Face amount increases are generally only allowed to be made effective on policy anniversaries. You may also request a reduction in face amount, within limits, while the insured is living.

OPTIONAL BENEFITS - RIDERS AND ENDORSEMENTS

Subject to our approval, you may add optional benefits through riders and endorsements. These optional benefits may allow you to more fully tailor your policy to your needs and objectives. The amounts charged for riders will increase the monthly deductions for your policy. We do not assess a monthly deduction for endorsements, but we will assess a fee if you take an accelerated death benefit under the Accelerated Death Benefit Option Endorsement.

PERSONALIZED ILLUSTRATION
You may request a personalized illustration that reflects your own particular circumstances (including, among other things, your age, gender, underwriting class, and face amount of life insurance). These illustrations may help you to understand the long-term effects on your accumulation value and death benefit of different levels of investment performance and of the charges and deductions under the policy. They also may help you compare the policy to other life insurance policies. These illustrations also demonstrate that the net cash value may be low if you surrender the policy in the early policy years. The personalized illustrations are based on hypothetical rates of investment return and are not a representation or guarantee of investment returns or net cash value.

                                      RISKS

POOR INVESTMENT PERFORMANCE

There is no guarantee that the investment objectives of the portfolios underlying the sub-accounts will be achieved. There is no minimum guaranteed rate of return for any sub-account. A specific rate of return may not be achieved in any one year or over any period of time. You are subject to the risk that the investment performance of the sub-accounts will be unfavorable and that your accumulation value and net cash value will decrease. You could lose everything you invest and your policy could lapse without value, unless you pay additional premium. Additional premium payments may also be necessary to develop sufficient net cash value to meet your objectives, if any, for accessing your policy's net cash value through policy loans, partial surrenders, or full surrenders. In addition, we deduct various policy charges from your accumulation value, which can significantly reduce your accumulation value. During times of declining investment performance, the deduction for charges could further reduce your accumulation value

Past performance does not necessarily indicate future results. Before investing, carefully read this prospectus and the prospectuses of the portfolios.

You also bear the risk that the effective annual interest rate for the fixed account will not exceed the minimum rate and that rates in excess of the minimum may be reduced in the future.

POLICY NOT SUITABLE AS A SHORT-TERM INVESTMENT VEHICLE

The policy is not suitable as a short-term investment vehicle due to the size and duration of the surrender penalties, as well as the other fees and expenses associated with the policy. Surrender penalties apply to partial surrenders in excess of the surrender penalty free withdrawal amount and to full surrenders that are taken during the surrender penalty period for the base policy or a layer to which the withdrawal amount in excess of any surrender penalty free withdrawal amounts is attributed. Surrender penalties also apply to decreases in face amount. The surrender penalty reduces the amount of the accumulation value and could result in you receiving less than the net premiums that you paid into the policy.

POLICY LAPSE

Except as otherwise provided under the Endorsement to Modify Grace Period, your policy will enter the grace period if the total of the monthly deductions that is due is larger than the accumulation value of the policy minus any outstanding loan.

Additionally, during the required premium period, if you fail to pay sufficient premium to meet the cumulative required premium amount for the base policy or a layer by the end of each policy or layer year, your policy will enter the grace period. Failure to pay the cumulative required premium during the required premium period would cause your policy to enter the grace period even if the accumulation value minus any outstanding loan is greater than the monthly deductions or the net cash value is greater than the loan interest due.

Also, if you have an outstanding loan on your policy, your policy will enter the grace period on any policy anniversary if the loan interest due is not paid in cash and the loan interest due is greater than the net cash value of your policy.

If your policy enters the grace period, we will send you a notice indicating that you have 61 days to pay an amount sufficient to keep the policy and any layers in force. If you do not make the required payment within the 61-day period, your policy will generally lapse, subject to the Automatic Loan Provision, and your life insurance protection will terminate.

Except as otherwise provided under the Endorsement to Modify Grace Period, payments of premiums in specific amounts or on specific schedules does not ensure that your policy will remain in-force. Likewise, if you fail to make scheduled premium payments or pay amounts that are less than scheduled, your policy will not automatically enter the grace period, except for failure to meet any required premium per year commitment on your policy.

You should periodically review your policy to make sure that it is performing as expected and to determine whether you should adjust the amount or frequency of premium payments or, if applicable, reduce the outstanding loan by repaying some or all of the policy loan amount.

LIMITATIONS ON ACCESS TO POLICY VALUE

The amount you may receive from your policy by partial surrender or by policy loan is limited to a portion of the net cash value. The amount you receive from the policy by full surrender is limited to the net cash value of the policy. The net cash value is:
o The accumulation value of the policy, minus o Any outstanding loans, and minus
o Surrender penalties.

Surrender penalties apply during the first ten policy years for the base policy and during the first ten layer years for each layer.

Partial surrenders in excess of the surrender penalty free withdrawal amounts and full surrenders will incur surrender penalties if the distribution is taken during a surrender penalty period for the base policy or a layer to which the excess withdrawal amount is attributed.

Taking partial surrenders reduces the policy's remaining accumulation value and net cash value. Therefore, taking partial surrenders increases the risk that your policy could go into default and enter the grace period.

Partial surrenders in excess of surrender penalty free withdrawal amounts plus surrender penalties or partial withdrawal transaction fees will reduce the face amount of your policy if the death benefit option is Option 1. Surrender penalties and partial surrender transaction fees will reduce the face amount of your policy if the death benefit option is Option 3. Additionally, partial surrenders in excess of the surrender penalty free withdrawal amount may reduce the face amount of your policy if the death benefit option is Option 3.

POLICY LOAN RISKS

The policy value available to be taken as a loan is limited to a portion of the net cash value. Policy loans involve the transfer of values from the investment options to the loan account. This will permanently affect the accumulation value of the policy. Whether the effect is positive or negative depends on whether the rates of return on the investment options are more or less than the interest rate that is credited with respect to outstanding loans. We will deduct any outstanding policy loan from the proceeds payable upon a full surrender or when the insured dies.

Loan interest is charged on the outstanding loan. Loan interest not paid in cash will be added to the loan balance. Therefore, over time, your outstanding loan will increase, unless you make loan repayments. Your policy will not automatically go into the grace period because you do not make loan repayments. However, if the accumulation value minus any outstanding loan is less than the monthly deductions due or the net cash value is less than the loan interest due that is not paid in cash, the policy will enter the grace period and will subsequently lapse unless you make sufficient additional payments by the end of the grace period.

INCREASES IN CURRENT FEES AND EXPENSES

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premium payments to keep the policy in-force.

TAX RISKS AND POSSIBLE ADVERSE TAX CONSEQUENCES

The death benefit is generally excludible from the gross income of the beneficiary although the death benefit may be subject to federal and state estate taxes. Under current law, you will generally not be taxed on partial or full surrenders until the cumulative surrender amount exceeds your tax basis in the policy. Amounts received on full or partial surrenders in excess of your tax basis in the policy are treated as ordinary income. However, during the first 15 policy years, distributions from the policy that are required under Code Section 7702 of the Internal Revenue Code because of a reduction in policy benefits may be taxable as ordinary income without regard to the amount of prior partial surrenders, total premium paid or tax basis. Further, if your policy is a modified endowment contract, commonly referred to as a MEC, partial and full surrenders, loans and/or assignments of the policy will be included in your gross income to the extent of any gains in the policy on an "income out first" basis and without regard to prior partial surrenders or total premium paid. Also, a 10% penalty tax may apply. A policy can become a MEC if the total premiums paid into the policy within the first seven policy years or in the first seven years following material changes exceed the limits established by the Internal Revenue Code. Further a policy will be tested for MEC status, and can become a MEC if, during the first seven policy years, the death benefit is reduced below the lowest level of death benefit under the contract in the first seven years following the date of issue or, during the first seven policy years following a material change, the death benefit is reduced below the lowest level of death benefit under the contract during the first seven policy years following the material change.

If your policy terminates while a loan is outstanding, you will realize taxable income to the extent the outstanding loan exceeds your tax basis in the policy. Due to the possible volatility in the investment performance of the underlying portfolios, your policy could lapse and terminate, giving rise to tax consequences, at an unexpected time.

As with any tax matter, you should consult with your own qualified tax advisor to apply the law to your particular circumstances.

                             PORTFOLIO COMPANY RISK

The portfolios underlying the sub-account investment options are subject to certain risks. A comprehensive discussion of the risks of each portfolio may be found in the prospectus for each portfolio.

                           TABLES OF FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay when buying, owning and surrendering the policy. If the amount of the charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured or owner, as applicable, with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay a premium, partially or fully surrender the policy or decrease the face amount of the policy, change allocation elections for premiums or monthly deductions, transfer accumulation value among the investment options, request additional illustrations of your in-force policy, receive an accelerated death benefit, take a policy loan, or reinstate a policy.

                                Transaction Fees

-------------------------------------------- -----------------------------------
                  Charge                            When Charge is Deducted
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
Administrative Charge                        Upon payment of each premium.
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
Surrender Penalty(3) for Base Policy and     Upon full surrender, partial
Layers                                       surrender in excess of surrender
                                             penalty free withdrawal amount, and
                                             decrease in face amount during the
                                             first ten policy or layer years.
Maximum Surrender Penalty(4):
Minimum Surrender Penalty(5):
Surrender Penalty during the first policy year for a policy insuring a male, age 44 at issue, preferred nonsmoker risk class, with $250,000 of total face amount
($250,000 - $499,999 band):

-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
Partial Surrender Transaction Fee            On partial surrenders taken after
                                             the end of the surrender penalty
                                             period for the base policy or a
                                             layer.
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
Premium Allocation Change Charge             On each change of allocation of new
                                             premiums.
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
Monthly Deductions Allocation Election       On each change of allocation of
Change Charge                                monthly deductions.
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
Transfer Fee                                 On each transfer after 18 in a
                                             policy year.
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
                  Charge                            When Charge is Deducted
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
Additional Illustrations Charge              At time of request for each
                                             illustration of values in excess of
                              one each policy year.
-------------------------------------------- -----------------------------------
Accelerated Death Benefit Rider Charge       At time of accelerated payment.
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
Reinstatement Interest Charges               At time of reinstatement if (a)
                                             policy lapsed during the required
                                             premium period and is reinstated in
                                             a subsequent policy year; and/or (b
                                             net cash value was paid to you at
                                             the time the policy lapsed.

-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
Loan Reinstatement Interest Rate Charge(7)   At time of reinstatement if policy
                                             lapsed with an outstanding loan.

-------------------------------------------- -----------------------------------

 ------------------------------------------------------------------------------
                                Amount Deducted
 ------------------------------------------------------------------------------
 --------------------------------------- --------------------------------------
           Guaranteed Charge             Current Charge(1)

 --------------------------------------- --------------------------------------
  7.00%(2) of each premium.              Same as Guaranteed Charge.
                                         --------------------------------------
 --------------------------------------- --------------------------------------





 $ 58.00 per $1,000 of face amount. Same as Guaranteed Charge. $ 16.00 per $1,000 of face amount. Same as Guaranteed Charge. $ 30.90 per $1,000 of face amount. Same as Guaranteed Charge.





 --------------------------------------- --------------------------------------
 --------------------------------------- --------------------------------------
 $25                                     Same as Guaranteed Charge.



 --------------------------------------- --------------------------------------
 --------------------------------------- --------------------------------------
 $25                                     None. Charge is currently waived.

 --------------------------------------- --------------------------------------
 --------------------------------------- --------------------------------------
 $25                                     None. Charge is currently waived.

 --------------------------------------- --------------------------------------
 --------------------------------------- --------------------------------------
 $25 from transfer amount.               None. Charge is currently waived.

 --------------------------------------- --------------------------------------
 ------------------------------------------------------------------------------
                                Amount Deducted
 ------------------------------------------------------------------------------
 --------------------------------------- --------------------------------------
           Guaranteed Charge                       Current Charge(1)

 --------------------------------------- --------------------------------------
 $25                                     None. Charge is currently waived.


 --------------------------------------- --------------------------------------
 $250 for each accelerated payment.      Same as Guaranteed Charge.
 --------------------------------------- --------------------------------------
 --------------------------------------- --------------------------------------
 6.00% annual effective rate.(6)         None. Charge is currently waived.






 --------------------------------------- --------------------------------------
 --------------------------------------- --------------------------------------
 6.25% annual effective rate.            None. Charge is currently waived.


 --------------------------------------- --------------------------------------

(1) We may use rates lower than the maximum guaranteed charges. Current charges are the fees and other expenses currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charges.

(2) The maximum administrative charge of 7.00% applies to policies with face amounts under $5,000,000. For policies with a face amount between
     $5,000,000 and $9,999,999, the administrative charge is 6.50% of each premium received. For policies with a face amount of $10,000,000 and over, the administrative charge is 6.25% of each premium received.

(3) Surrender penalties are based on surrender penalty factors for the base policy or layer multiplied by each $1,000 of face amount of the base policy or layer, as applicable. Surrender penalty factors vary separately for the base policy and for each layer based on the insured's age at issue; age on layer date, if any; gender; underwriting risk classification, including smoker or nonsmoker status, and the number of years the base policy and each layer have been in effect. Surrender penalty factors may differ among the base policy and each layer. The surrender penalty factors shown in the table may not be representative of the charge you would pay. Your policy data pages will indicate the base policy surrender penalty factors applicable to your policy. You can obtain more information about the surrender penalty factors that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports of charges and expenses.

(4) The maximum surrender penalty factor applies to a base policy or layer insuring a male, age 61 at issue, who qualifies for our standard nonsmoker risk class or our preferred nonsmoker risk class. The maximum surrender penalty factor also applies to a base policy or layer insuring a male, age 56 at issue, who qualifies for our standard smoker risk class or our preferred smoker risk class. The maximum surrender penalty factor applies during the first policy or layer year.

(5) During the first policy or layer year, the minimum surrender penalty factor applies to a base policy or a layer insuring a female, age 17 at issue, who qualifies for our standard nonsmoker risk class or our preferred nonsmoker risk class.

(6) The annual effective rate is applied to (a) the amount, if any, necessary to meet the minimum premium requirement at the time of reinstatement; and/or (b) the amount, if any, of net cash value paid to you at the time the policy lapsed, for the period from the lapse date to the reinstatement date. Currently, we waive this charge.

(7) Loan interest at an annual effective rate of 6.25% will be charged on the amount of any loan reinstated or repaid upon reinstatement of the policy. Such loan interest will be charged for the period from the date of lapse to the date of reinstatement and will be charged on the amount of the policy loan outstanding at the time the policy lapsed. Currently we waive this charge.

The following table describes the fees and charges that are payable periodically during the time that you own the policy. This does not include portfolio fees and expenses.


        Periodic Charges Other than Portfolio Company Operating Expenses

------------------------------------------ -------------------------------------
                 Charge                           When Charge is Deducted
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------

------------------------------------------ -------------------------------------
Mortality and Expense Risk Charge(8)       Daily deduction reflected in
                                           sub-account unit value calculation.
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
Monthly Deduction -  The Monthly           On each monthly policy date starting
Deduction is comprised of the sum of the   with the policy date until the policy
following charges:                         anniversary nearest the insured's
                                           100th birthday.
------------------------------------------ -------------------------------------
1. Monthly Deduction Rate(9) times each $1,000 of net amount at risk(10) for basic coverage.
Maximum monthly deduction rate:

Minimum monthly deduction rate(13):

Monthly deduction rate during the first
policy year for a policy insuring a
male, age 44 at issue, who qualifies for our preferred nonsmoker risk class, with $250,000 of total face amount
($250,000-$499,999 band)(14):

------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
2.       Policy fee:                       On each monthly policy date starting

                                           with the policy date until the policy
                                           anniversary nearest the insured's
                                           100th birthday.
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------



------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------



------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------



------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------


------------------------------------------ -------------------------------------

------------------------------------------ -------------------------------------
                 Charge                           When Charge is Deducted
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------

------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
3.       Monthly Expense Charge Per        On each monthly policy date starting
     Thousand(15) is a charge per $1,000   with the policy date until the policy
     of face amount of the base policy     anniversary nearest the insured's
     and per $1,000 of face amount of      100th birthday.
     each layer.





Maximum monthly expense charge:



Minimum monthly expense charge:



Monthly expense charge during the first
policy year for a policy insuring a
male, age 44 at issue, qualifying for
our preferred nonsmoker risk class, with $250,000 of total face amount
($250,000-$499,999 band):

------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
4.       Monthly Deduction for In-Force
     Riders
------------------------------------------ -------------------------------------
>>       Accident Indemnity Rider(20):     On each monthly policy date, until
                                           the policy anniversary nearest the
                            insured's 70th birthday.
Maximum monthly rider charge(21):

Minimum monthly rider charge(22):

Monthly rider charge for a rider
insuring a male, age 40 at rider issue:

------------------------------------------ -------------------------------------

------------------------------------------ -------------------------------------
                 Charge                           When Charge is Deducted
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------

------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
>>       Full Death Benefit Rider:         On each monthly policy date during
                                           policy years when the insured is
                                           between attained ages 90 and 99.

------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
>>       Guaranteed Insurability           On each monthly policy date, until
     Rider:(23)                            the policy anniversary nearest the
                                           insured's 40th birthday.
Maximum monthly rider charge(24):

Minimum monthly rider charge(25):

Monthly rider charge for rider insuring
a male, age 26 at rider issue:
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
>>       Insurance on Children Rider:      On each monthly policy date until the
                                           policy anniversary nearest the
                                           insured's 65th birthday or the
                                           youngest child's 25th birthday,
                                           whichever occurs first.
------------------------------------------ -------------------------------------
>>                                         Waiver Provision Rider(26) On each
                                           monthly policy date, until the policy
                                           anniversary nearest the insured's
                                           60th birthday.
Maximum monthly rider charge(27):

Minimum monthly rider charge(28):

------------------------------------------ -------------------------------------
Monthly rider charge in the first rider
year for a rider insuring a male, age 34
at rider issue, qualifying for a
standard nonsmoker classification on the
rider:
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
>>       Additional Waiver Provision       On each monthly policy date, until
     Rider Charge applicable to            the policy anniversary nearest the
     Guaranteed Insurability Rider(29)     insured's 40th birthday if both
                                           Guaranteed Insurability Rider and
                                           Waiver Provision Rider are in force
                                           on policy.
------------------------------------------ -------------------------------------



------------------------------------------ -------------------------------------
                 Charge                           When Charge is Deducted
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------

------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
Maximum monthly rider charge(30):

------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
Minimum monthly rider charge(31):

------------------------------------------ -------------------------------------
Monthly rider charge for a rider
insuring a male, age 24 at rider issue:
------------------------------------------ -------------------------------------
Net Loan Interest Charge                   While a policy loan is
Net Loan interest rate charged on policy outstanding.(32) loans.

------------------------------------------ -------------------------------------

For information concerning compensation paid for the sale of the policies, see Distribution.

 -------------------------------------------------------------------------------
                                Amount Deducted
 -------------------------------------------------------------------------------
 ---------------------------------------- --------------------------------------
            Guaranteed Charge                       Current Charge(1)
 ---------------------------------------- --------------------------------------
 0.25% annualized on net assets in each   Same as Guaranteed Charge.
     sub-account.
 ---------------------------------------- --------------------------------------
 ---------------------------------------- --------------------------------------




 ---------------------------------------- --------------------------------------


 $ 83.3333 times each $1,000 of the net   $ 35.3683 times each $1,000 of the
 amount at risk.(11)                      net amount at risk.(12)
 $ 0.0066 times each $1,000 of the net    Same as Guaranteed Charge.
 amount at risk.
 $ 0.0392 times each $1,000 of the net    Same as Guaranteed Charge.
 amount at risk.





 ---------------------------------------- --------------------------------------
 ------------------ --------------------- --------------------------------------
 Policy Years       Amount                $6.00 in all policy years.
 ------------       ------





 1-10 for issue     $6.00
 ages 16-80



 1-5 for   issue    $6.00
 ages 81-89

                                          --------------------------------------

 11+ for issue      $10.00
 ages 16-80

                                          --------------------------------------

 6+ for    issue    $10.00
 ages 81-89
 ------------------ --------------------- --------------------------------------






 -------------------------------------------------------------------------------
                                 Amount Deducted
 -------------------------------------------------------------------------------
 ---------------------------------------- --------------------------------------
            Guaranteed Charge                        Current Charge(1)
 ---------------------------------------- --------------------------------------
 ---------------------------------------- --------------------------------------
                                          Same as guaranteed charges in policy
                                              and layer years 1-10 for issue
                                              ages 16-80.  Thereafter, generally
                                              is lower than guaranteed charges.
                                          Same as guaranteed charges in policy

                                              years
                                              1-5
                                              for
                                              issue
                                              ages
                                              81-89.
                                              Thereafter,
                                              generally
                                              is
                                              lower
                                              than
                                              guaranteed
                                              charges.
 $ 10.4008 times each $1,000              $ 8.3358 times each $1,000 of face
     of face amount for the base policy       amount for the base policy and for
     and for each $1,000 of face amount       each $1,000 of face amount for
     for each layer, respectively.(16)        each layer, respectively.(17)
 $ 0.0167 times each $1,000               $ 0.0092 times each $1,000
     of face amount for the base policy       of face amount for the base policy
     and for each $1,000 of face amount       and for each $1,000 of face amount
     for each layer, respectively.(18)        for each layer, respectively.(19)
 $ 0.1183 times each $1,000               Same as Guaranteed Charge.
     of face amount for the base policy




 ---------------------------------------- --------------------------------------
 ---------------------------------------- --------------------------------------


 ---------------------------------------- --------------------------------------



 $ 0.16 per $1,000 of accident            Same as Guaranteed Charge.
     indemnity face amount.
 $ 0.08 per $1,000 of accident            Same as Guaranteed Charge.
     indemnity face amount.
 $ 0.09 per $1,000 of accident            Same as Guaranteed Charge.
     indemnity face amount.

 ---------------------------------------- --------------------------------------






 -------------------------------------------------------------------------------
                                 Amount Deducted
 -------------------------------------------------------------------------------
 ---------------------------------------- --------------------------------------
            Guaranteed Charge                        Current Charge(1)
 ---------------------------------------- --------------------------------------
 ---------------------------------------- --------------------------------------
 A monthly charge of $0.10 for each       Same as Guaranteed Charge.
     $1,000 of net amount at risk on
     the base policy and on each layer,
     respectively.
 ---------------------------------------- --------------------------------------
 ---------------------------------------- --------------------------------------



 $ 0.13 per $1,000 of option amount       Same as Guaranteed Charge.
     elected under the rider.
 $ 0.07 per $1,000 of option amount       Same as Guaranteed Charge.
     elected under the rider.
 $ 0.10 per $1,000 of option amount       Same as Guaranteed Charge.
     elected under the rider.
 ---------------------------------------- --------------------------------------
                                          --------------------------------------
 A monthly charge of $ 0.45 for each      Same as Guaranteed Charge.
     $1,000 of rider coverage.



 ---------------------------------------- --------------------------------------




 $ 0.33 per $1,000                        Same as Guaranteed Charge.
     at risk on each coverage segment.
 $ 0.01per $1,000                         Same as Guaranteed Charge.
     at risk on each coverage segment.
 ---------------------------------------- --------------------------------------
 $ 0.02 per $1,000                        Same as Guaranteed Charge.
     at risk on each coverage segment.



 ---------------------------------------- --------------------------------------
 ---------------------------------------- --------------------------------------






 ---------------------------------------- --------------------------------------



 -------------------------------------------------------------------------------
                                 Amount Deducted
 -------------------------------------------------------------------------------
 ---------------------------------------- --------------------------------------
            Guaranteed Charge                        Current Charge(1)
 ---------------------------------------- --------------------------------------
 ---------------------------------------- --------------------------------------
 $ 0.04 per $1,000 of option amount       Same as Guaranteed Charge.
     elected under the rider.
 ---------------------------------------- --------------------------------------
 ---------------------------------------- --------------------------------------
 $ 0.02 per $1,000 of option amount       Same as Guaranteed Charge.
     elected under the rider.
 ---------------------------------------- --------------------------------------
 $ 0.02 per $1,000 of option amount       Same as Guaranteed Charge.
     elected under the rider.
 ---------------------------------------- --------------------------------------
 2.25%                                    2.00%.


 ---------------------------------------- --------------------------------------

For information concerning compensation paid for the sale of the policies, see Distribution.




(8) The Mortality and Expense Risk Charge is taken at a daily equivalent rate of 0.00068408% for the number of days in the valuation period of net assets in each sub-account.

(9) Monthly deduction rates vary based on the total face amount of the policy and layers; the insured's age at issue and age on each layer date, if any; gender (except where unisex rates apply); underwriting classification, including smoker or nonsmoker status, adjusted for any extra ratings; and the number of years that the policy and each layer, respectively, have been in force. Extra ratings are additional charges assessed on policies or layers insuring individuals considered to have to have higher mortality risks based on our underwriting standards and guidelines. Different rates may apply to the base policy and to each layer, respectively. For a specific insured, monthly deduction rates for the policy and each layer generally increase with the age at issue of the insured, subject to the effect of all other criteria, including face amount bands. On any specific policy, monthly deduction rates generally increase based on the attained age of the insured, such that monthly deduction rates generally increase annually based on the policy duration and the insured's attained age. This is not always the case, however, and the effect of any extra ratings, among other things, may result in actual decreases in monthly deduction rates in certain years compared to the rates in a prior year. Monthly deduction rates generally change on the policy anniversary. The monthly deduction rate times each $1,000 of net amount at risk shown in the table may not be representative of the charges you will pay. Your policy data pages will indicate the guaranteed maximum monthly deduction rates times each $1,000 of base policy net amount at risk applicable to your policy. You can obtain more information about the monthly deduction rate times each $1,000 of net amount risk that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

(10) Net amount at risk is the difference between (a) the death benefit and (b) the accumulation value. For purposes of determining the monthly deduction, the net amount at risk is determined separately for the base policy and for each layer.

(11) The maximum guaranteed monthly deduction rate shown will apply on all policies during the policy or layer year in which the insured is age 99. The maximum monthly deduction rate shown may also apply in other, earlier policy or layer years if the policy or layer is issued with extra ratings. See note 9 above for an explanation of "extra ratings".


(12) The maximum current monthly deduction rate shown will apply during the eleventh policy year for a base policy insuring a male, age 89 at issue, qualifying for our standard smoker risk class or our preferred smoker risk class for any face amount of insurance that we issue. The maximum charge will be higher for policies on which extra ratings apply. See note 9 above for an explanation of "extra ratings".

(13) The minimum monthly deduction rate shown will apply during the first policy or layer year for a base policy or layer insuring a female, age 27 at issue, qualifying for our preferred nonsmoker risk class for a policy with a face amount of $ 3,000,000 or more ($3,000,000 and above bands).

(14) We offer 9 bands of face amount coverage under the policy. Monthly deduction rates and monthly expense charge per thousand rates generally vary by band, but they do not vary above the $3,000,000 - $4,999,999 face amount band. The $5,000,000 and $10,000,000 bands have reduced administrative charges deducted from premiums compared to other bands. Except as noted, it is generally the case that the higher the band of total face amount coverage for the base policy plus all coverage layers, the lower the monthly deduction rates and the monthly expense charge per thousand rates for a specific insured. Your coverage band can be changed by increasing or decreasing the face amount, unless we agreed to determine the initial band for a policy by aggregating the face amounts of two or more policies.

(15) The monthly expense charge per thousand varies based on the total face amount of the base policy and any layers; the insured's age at issue and age on each layer date, if any; gender; underwriting classification, including smoker or nonsmoker status for the base policy and each layer, respectively; and age of the policy and each layer, respectively. The charge may differ for the base policy and each layer, respectively. Generally, the initial monthly expense charge per thousand increases with the age at issue of the insured, subject to all other conditions affecting the charge. The guaranteed and the current rates are level during the first 10 policy or layer years, if the insured was less than 81 years old at issue, and they are level during the first 5 policy years if the insured was 81 years old or older at issue. Beginning in the 11th year (or, as applicable, the 6th year), the guaranteed rate will increase on certain policies, based on the issue age, underwriting class, and other criteria. For other policies, the guaranteed rate remains level in all policy and layer years. On a current charge basis, the rate decreases starting in the 11th policy or layer year, if the insured was less than 81 years old on the policy or layer date or starting in the 6th policy year if the insured was 81 years old or older on the policy date. The monthly expense charge per thousand shown in the table may not be representative of the charge you would pay. Your policy data pages will indicate the guaranteed maximum monthly expense per thousand charges applicable to your policy. You can obtain more information about the monthly expense charge per thousand that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

(16) The maximum guaranteed monthly expense charge per thousand shown will apply during the eleventh and subsequent policy or layer years for a base policy or layer insuring a male, age 80 at issue, and during the sixth and subsequent policy years for a base policy insuring a male, age 89 at issue, qualifying for our standard risk class, smoker or nonsmoker status, or for our preferred risk class, smoker or nonsmoker status, for any face amount of insurance that we issue.

(17) The maximum current monthly expense charge per thousand shown will apply during the first through fifth policy years for a base policy insuring a male, age 89 at issue, qualifying for our standard smoker risk class, with a base policy face amount of $25,000 ($25,000-$49,999 band).

(18) The minimum guaranteed monthly expense charge per thousand shown will apply during the eleventh policy or layer years for a base policy or layer insuring a female, age 16 at issue, qualifying for our preferred nonsmoker risk class, with a total policy face amount of $3,000,000 ($3,000,000 and above bands).

(19) The minimum current monthly expense charge per thousand shown will apply during the eleventh and subsequent policy or layer years for a base policy or layer insuring a female, age 16 at issue, qualifying for our preferred smoker risk class, with a total policy face amount of $3,000,000 ($3,000,000 and above bands).

(20) Charge for the Accident Indemnity Rider is based on the insured's age at rider issue and remains level thereafter. The rider monthly deduction charge per $1,000 of accident indemnity coverage shown in the table may not be representative of the charge you would pay. Your policy data pages will include the rider charge applicable to your policy if the rider is added to your policy. You can obtain more information about rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

(21) The maximum monthly rider charge shown will apply for a rider insuring an individual, age 65 at rider issue.

(22) The minimum monthly rider charge shown will apply for a rider insuring individuals, ages 16 through 39 at rider issue.

(23) Charge for the Guaranteed Insurability Rider is based on the insured's age at rider issue (and, in California, the insured's sex) and remains level thereafter. The monthly deduction charge per $1,000 of the option amount elected under the rider shown in the table may not be representative of the charge you would pay. Your policy data pages will include the rider charge applicable to your policy if the rider is added to your policy. You can obtain more information about rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

(24) The maximum monthly rider charge shown will apply for a rider insuring an individual, age 32 or 33 at rider issue. (In California, the maximum charge applies to a male insured.)

(25) The minimum monthly rider charge shown will apply for a rider insuring individuals, ages 16 or 17 at rider issue. (In California, the minimum monthly rider charge will also apply for a female insured, ages 18 or 19 at rider issue.)

(26) The charge for the Waiver Provision Rider varies based on the insured's attained age, gender, and smoker or nonsmoker status on the base policy, and any extra ratings applicable to the rider coverage. Extra ratings are additional charges assessed with respect to riders insuring individuals considered to have higher risks of becoming totally disabled based on our underwriting standards and guidelines. The monthly deduction rate per $1,000 of net amount at risk shown in the table may not be representative of the charge that you will pay. Your policy data pages will include the rider charge applicable to your policy if the rider is added to your policy. You can obtain more information about the rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

(27) The maximum charge applies for a rider covering a male insured, classified as a smoker, qualifying for our standard risk classification for the rider, during the policy year in which the insured has attained age 59. Higher charges will apply if the rider is issued with extra ratings. See note 26 above for an explanation of "extra ratings".


(28) The minimum charge applies for a rider covering a male insured whose attained age is less than 29 or a female insured whose attained age is less than 28.

(29) An additional charge for Waiver Provision Rider associated with the option amount elected under the Guaranteed Insurability Rider will be assessed if the policy includes both the Waiver Provision Rider and the Guaranteed Insurability Rider. The additional charge varies based on the insured's age at rider issue and sex. The monthly deduction charge per $1,000 of additional Waiver Provision Rider based on the option amount elected under the Guaranteed Insurability Rider shown in the table may not be representative of the charge you would pay. Your policy data pages will include the additional charge applicable to your policy if the two riders, above, are added to your policy. You can obtain more information about rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

(30) The maximum charge shown applies to a rider issued with a standard risk classification, insuring a female, ages 24 through 33 at rider issue.

(31) The minimum charge shown applies to a rider issued with a standard risk classification, insuring a male, ages 33 or less at rider issue.

(32) The net loan interest charge is the difference between the loan interest rate charged and the rate at which we credit interest with respect to an outstanding loan. Loan interest is charged in advance to the next policy anniversary. Loan interest is charged initially when the loan is taken. Each policy anniversary thereafter while a policy loan is outstanding, loan interest is charged in advance to the next policy anniversary. The effective annual loan interest rate charged varies by policy year. On a guaranteed basis, the annual effective policy loan interest rate charged is 6.25% (5.88% in advance) during policy years 1-10 and 4.25% (4.07% in advance) thereafter. On a current basis, the annual effective policy loan interest rate charged is 6.00% (5.66% in advance) during policy years 1-10 and 4.00% (3.84% in advance) thereafter. In addition, interest with respect to outstanding loans is credited to the policy accumulation value while a loan is outstanding. Such interest is earned daily at an annual effective rate of 4.00% in all policy years on both a guaranteed and a current basis. The net effective annual loan interest rate charged varies by policy year. On a guaranteed basis, the net loan interest charge in policy years 1-10 is 2.25% (6.25% minus 4.00%) and in policy years 11 and later it is 0.25% (4.25% minus 4.00%). On a current basis the net loan interest charge in policy years 1-10 is 2.00% (6.00% minus 4.00%) and in policy years 11 and later it is 0.00% (4.00% minus 4.00%).

                               Portfolio Expenses

The following table describes the portfolio fees and expenses that you will periodically pay during the time that you invest in these portfolios.

Minimum/Maximum Total Portfolio Annual Expenses

The minimum and maximum total annual portfolio operating expenses (before waiver or reimbursement) charged by the portfolios for the fiscal year ended December 31, 2005 are shown below, including management fees, distribution (12b-1) fees, and other expenses.


------------------------------------------- --------------------------------
                 Minimum                                     Maximum
------------------------------------------- --------------------------------
------------------------------------------- --------------------------------
                  0.35%                                       1.63%
------------------------------------------- --------------------------------

Portfolio Expense Details

The fees and expenses are for the fiscal year ended December 31, 2006. Expenses of the portfolios may be higher or lower in the future. The figures are shown as a percentage of assets before any fee waivers and/or expense reimbursements that may be provided by a portfolio(1). More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

                               Portfolio Expenses

                                                                                                                   Total Portfolio

                                                                           Management   Other        Rule              Annual
Portfolio                                                                     Fees     Expenses   12b-1 Fees          Expenses
---------                                                                     ----     --------   ----------          --------
AEGON/Transamerica Asset Allocation - Conservative Portfolio - Initial        0.10%     0.83%                           0.93%
Class(2)(3)
AEGON/Transamerica Asset Allocation - Growth Portfolio - Initial              0.10%     0.96%                           1.06%
Class(2)(3)
AEGON/Transamerica Asset Allocation - Moderate Growth Portfolio - Initial     0.10%     0.91%                           1.01%
Class(2)(3)
AEGON/Transamerica Asset Allocation - Moderate Portfolio - Initial            0.10%     0.88%                           0.98%
Class(2)(3)
AEGON/Transamerica BlackRock Large Cap Value - Initial Class(2)((11))         0.78%     0.05%                           0.83%
AEGON/Transamerica Capital Guardian Global - Initial Class(2)                 1.03%     0.11%                           1.14%
AEGON/Transamerica Capital Guardian Value - Initial Class(2)                  0.79%     0.05%                           0.84%
AEGON/Transamerica Clarion Global Real Estate Securities - Initial Class(2)   0.76%     0.08%                           0.84%
AEGON/Transamerica Federated Market Opportunity - Initial Class(2)((12))      0.74%     0.07%                           0.81%


                                                                                                                   Total Portfolio
                                                                                                                       Annual
                                                                            Management     Other         Rule      Expenses
Portfolio(continued)                                                           Fees       Expenses    12b-1 Fees
--------------------                                                           ----       --------    ----------
AEGON/Transamerica JPMorgan Mid Cap Value - Initial Class(2)                   0.81%       0.07%                     0.88%
AEGON/Transamerica Marsico Growth - Initial Class(2)                           0.80%       0.07%                     0.87%
AEGON/Transamerica PIMCO Total Return - Initial Class(2)                       0.66%       0.07%                     0.73%
AEGON/Transamerica Templeton Transamerica Global -  Initial Class(2)((13))     0.75%       0.12%                     0.87%
AEGON/Transamerica Third Avenue Value - Initial Class(2)                       0.80%       0.06%                     0.86%
AEGON/Transamerica Transamerica Convertible Securities - Initial Class(2)      0.73%       0.05%                     0.78%
AEGON/Transamerica Transamerica Equity - Initial Class(2)((10))                0.69%       0.06%                     0.75%
AEGON/Transamerica Transamerica Growth Opportunities - Initial Class(2)        0.77%       0.07%                     0.84%
AEGON/Transamerica Transamerica Money Market - Initial Class(2)                0.35%       0.05%                     0.40%
AEGON/Transamerica Transamerica Science & Technology - Initial                 0.78%       0.07%                     0.85%
Class(2)((14))
AEGON/Transamerica Transamerica U.S. Government Securities - Initial           0.55%       0.07%                     0.62%
Class(2)
AEGON/Transamerica Van Kampen Mid-Cap  Growth - Initial Class(2)               0.80%       0.09%                     0.89%
Alger American Income & Growth - Class O(3)                                   0.585%       0.325%                    0.91%
AllianceBernstein VP Growth and Income Portfolio - Class B                     0.55%       0.06%         0.25%       0.86%
AllianceBernstein VP Large Cap Growth Portfolio - Class B                      0.75%       0.08%         0.25%       1.08%
Dreyfus Investment Portfolios - MidCap Stock Portfolio - Initial Shares(15)    0.75%       0.06%                     0.81%
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares            0.75%       0.08%                     0.83%
Dreyfus VIF - Appreciation Portfolio - Initial Shares                          0.75%       0.07%         0.25        1.07%
Dreyfus VIF - Developing Leaders Portfolio - Initial Shares(16)                0.75%       0.09%                     0.84%
Fidelity VIP Contrafund(R) Portfolio - Service Class 2((4))                      0.57%       0.09%         0.25%       0.91%
Fidelity VIP Equity-Income Portfolio - Service Class 2                         0.47%       0.10%         0.25%       0.82%

                                                                                                                   Total Portfolio
                                                                                                                          Annual
                                                                 Management           Other             Rule             Expenses
Portfolio(continued)                                                Fees             Expenses        12b-1 Fees
--------------------                                                ----             --------        ----------
Fidelity VIP Index 500 Portfolio - Service Class 2(5)               0.10%             0.00%             0.25%              0.35%
Franklin Small Cap Value Securities Fund - Class 2(6)               0.51%             0.20%             0.25%              0.96%
Franklin Small-Midcap Growth Securities Fund - Class 2(6)           0.48%             0.30%             0.25%              1.03%
Janus Aspen Series Balanced - Service Shares(7abcd)                 0.55%             0.03%             0.25%              0.83%
Janus Aspen Series Worldwide Growth - Service Shares(7abcd) (8)     0.60%             0.05%             0.25%              0.90%
MFS(R) Emerging Growth Series - Initial Class((9))                    0.75%             0.12%                                0.87%
MFS(R) Investors Trust Series - Initial Class((9))                    0.75%             0.11%                                0.86%
MFS(R) Research Series - Initial Class((9))                           0.75%             0.14%                                0.89%
PIMCO VIT Real Return - Admin Class                                 0.25%             0.25%             0.15%              0.65%
PIMCO VIT StocksPLUS Growth & Income - Admin Class                  0.30%             0.10%             0.15%              0.55%
Premier VIT OpCap Managed Portfolio                                 0.80%             0.15%                                0.95%
Premier VIT OpCap Small Cap Portfolio                               0.80%             0.13%                                0.93%
Van Kampen UIF Core Plus Fixed Income - Class 1                     0.38%             0.30%                                0.68%
Van Kampen UIF Emerging Markets Equity - Class 1((17))              1.23%             0.40%                                1.63%
Van Kampen UIF High Yield - Class 1                                 0.42%             0.45%                                0.87%
Van Kampen UIF International Magnum - Class 1((18))                 0.80%             0.38%                                1.18%


The fee table information relating to the underlying portfolios was provided to us by the portfolios or their investment advisers, as we have not and cannot independently verify either the accuracy or completeness of such information. Actual expenses in future years may be higher or lower than these figures. These expenses are for the year ended December 31, 2006.

Notes to Fee Table:

(1) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2006. It is anticipated that these expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been, as a percentage of assets, as follows:

                                                                                                               Total Portfolio
                                                            Management           Other         Rule 12b-1             Annual
    Portfolio                                                  Fees             Expenses          Fees               Expenses
    ---------                                                  ----             --------          ----               --------
    Alger American Income & Growth - Class O                  0.535%             0.325%                               0.86%
    Fidelity VIP Contrafund(R) Portfolio - Service Class 2       0.55%             0.09%            0.25%               0.89%
    Fidelity VIP Equity Income Portfolio - Service Class 2     0.46%             0.09%            0.25%               0.80%
    Franklin Small Cap Value Securities Fund - Class 2         0.47%             0.17%            0.25%               0.89%
    Franklin Small-Midcap Growth Securities Fund - Class 2     0.46%             0.28%            0.25%               0.99%
    Van Kampen UIF Emerging Markets Equity - Class 1           1.24%             0.41%                                1.65%
    Van Kampen UIF High Yield - Class 1                        0.37%             0.43%                                0.80%
    Van Kampen UIF International Magnum - Class 1              0.77%             0.38%                                1.15%

(2) Projected expenses are based on the 12/31/06 Annual Report and the most current contractual advisory fees and expense limits.

(3) Expense amounts shown include the indirect proportionate expenses of the underlying ATST portfolios and Transamerica IDEX funds in which the portfolio invests. Effective December 1, 2006 through November 30, 2007, the Manager has contractually agreed to waive 0.05% of its Advisory Fees.

(4) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been: been 0.90%. These offsets may be discontinued at any time.

(5) Management fees for the fund have been reduced to 0.10%, and class expenses are limited to 0.35% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund's shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the fund manager's part.

(6) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange Commission (SEC).

(7) a) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
     b) The "Management Fee" is the investment advisory fee paid by the Portfolios to Janus Capital. c) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. d) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios' total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee applicable to certain Portfolios, brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until May 1, 2008. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.

(8) Worldwide Growth Portfolio's management fee rate may adjust up or down based upon the portfolio's performance relative to its benchmark index during a measuring period. This rate is shown prior to any performance adjustment. Any such adjustment to this rate commenced February 2007 and may increase or decrease the management fee by a variable up to 0.15%, assuming constant assets. The management fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to the portfolio's prospectus and statement of additional information for more information. Because a fee waiver will have a positive effect upon the portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to the portfolio's investment advisor.

(9) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

(10) Management Fees are 0.75% of average daily net assets of the first $500 million; 0.70% of average daily assets of the next $2 billion; and 0.65% of average daily net assets in excess of $2.5 billion.

(11) Formerly called: AEGON/Transamerica Mercury Large Cap Value - Initial Class

(12) Formerly called AEGON/Transamerica Federated Growth & Income - Initial
     Class

(13) Formerly called: AEGON/Transamerica Templeton Great Companies Global - Initial Class

(14) Formerly called: AEGON/Transamerica Great Companies TechnologySM - Initial Class

(15) Other expenses include expenses of 0.01% for acquired fund fees and expenses.

(16) Other expenses include expenses of 0.02% for acquired fund fees and expenses.

(17) Van Kampen UIF Emerging Market Equity expense cap decreased from 1.65% to 1.60% for Class I and from 1.70% to 1.65% for Class II on June 1, 2006.

(18) Van Kampen UIF International Magnum expense cap decreased from 1.15% to 1.05% on June 1, 2006.

27

TRANSAMERICA, THE FIXED ACCOUNT, THE SEPARATE ACCOUNT AND THE PORTFOLIOS

Transamerica Occidental Life Insurance
Company

Transamerica Occidental Life Insurance Company, or Transamerica, is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. Transamerica is principally engaged in the sale of life insurance and annuity policies.

Transamerica   Corporation,   a  subsidiary  of  AEGON  N.V.,   indirectly  owns
Transamerica Occidental Life Insurance Company.

Our administrative office is located at 1100 Walnut Street, 23rd Floor, Kansas City, Missouri 64106-2152. Telephone: 1-866-844-4885

Transamerica Occidental Life Insurance Company is obligated to pay to you all benefits and amounts promised under this policy.

Insurance Marketplace Standards
Association

In recent years, the insurance industry has recognized the need to develop specific principles and practices to help maintain the highest standards of marketplace behavior and enhance credibility with consumers. As a result, the industry established the Insurance Marketplace Standards Association, or IMSA.

As an IMSA member, we agree to follow a set of standards in our advertising, sales and service for individual life insurance and annuity products. The IMSA logo, which you will see on our advertising and promotional materials, demonstrates that we take our commitment to ethical conduct seriously.

The Fixed Account

The fixed account is a part of our general account. The general account consists of all assets that we own except those in the separate account and other separate accounts we may have. Except as limited by law, we have sole control over investment of the assets in our general account. Although you do not share directly in the investment experience of our general account, you may allocate net premiums to the fixed account and transfer funds between the separate account and the fixed account, within limits.

Accumulation value in the fixed account earns interest daily. The minimum guaranteed interest rate we credit on fixed account values is an annual effective rate of 4.00%. We may credit interest at a higher rate, but there is no assurance that we will declare an interest rate higher than the 4% per year minimum. Beginning on the policy anniversary nearest the insured's 100th birthday, accumulation value in the fixed account will earn interest at the minimum guaranteed rate. We credit interest with respect to outstanding loans at an annual rate of 4.00% in all policy years.

The Separate Account

Transamerica Occidental Life Separate Account VUL-5, designated as the separate account, was established by us as a separate account under the laws of the State of Iowa, pursuant to resolutions adopted by our Board of Directors on June 11, 1996.

The separate account is registered with the Securities Exchange Commission, or SEC, under the Investment Company Act of 1940, or 1940 Act, as a unit investment trust. It meets the definition of an investment company under the federal securities laws. However, the SE does not supervise the management of the investment practices or policies of the separate account.

You may allocate any portion of your net premiums to the separate account. The portion of the accumulation value in the separate account will be based on the values of the sub-accounts to which your net premiums are allocated.

The variable benefits under this policy are provided through the separate account. The assets of the separate account are the property of Transamerica Occidental Life Insurance Company, but they are segregated from our other assets. Transamerica is not a trustee with respect to the separate account assets. The separate account does not have trustees. Transamerica maintains custody of all securities of the separate account. Income, if any, together with gains and losses, realized or unrealized, from assets in the separate account will be credited to or charged against the amounts allocated to the separate account without regard to other income, gains or losses of Transamerica Occidental Life Insurance Company. Assets equal to the liabilities of the separate account will not be charged with liabilities arising out of any other business we may conduct. If the assets in the separate account exceed the liabilities arising under the policies supported by the separate account, the excess may be used to cover other liabilities of Transamerica Occidental Life Insurance Company. Any amount we allocate to the separate account for state or federal income taxes may be deducted from the separate account.

The separate account currently has 45 sub-accounts available for investment, each of which invests only in a specific corresponding mutual fund portfolio. Changes to the sub-accounts may be made at our discretion. All sub-accounts may not be available in all jurisdictions.

We reserve the right to create new sub-accounts for the policies in our sole discretion. Any new sub-accounts will be made available to existing owners on a basis to be determined by us. Each additional sub-account will purchase shares in a mutual fund portfolio or other investment vehicle. Subject to law, we may also combine or eliminate one or more sub-accounts in our sole discretion or close sub-accounts to allocations of new premiums by existing or new policy owners.

Furthermore, subject to applicable law the separate account or any sub-accounts may be operated as a management company under the 1940 Act or any other form permitted by law. They may also be deregistered under such Act in the event that registration is no longer required. Finally, they may also be combined with other sub-accounts or one or more other separate accounts.

The Portfolios

The sub-accounts invest in a variety of portfolios.

The portfolios are open-end management investment companies, or portfolios or series of, open-end management companies registered with the SEC under the 1940 Act and are usually referred to as mutual funds. This SEC registration does not involve SEC supervision of the investments or investment policies of the portfolios.

We may receive payment from some or all of the portfolios or their advisers, distributors, or affiliates for administrative or distribution services. The amount of this compensation is based upon a percentage of the assets of the portfolio attributable to the policy and other policies issued by us. These percentages differ. Some advisers, distributors, or affiliates may be affiliated with us and some may pay us more than others.

Before investing, carefully read the prospectuses of the portfolios that accompany this prospectus. The portfolios' prospectuses contain more detailed information on the portfolio's investment objectives, restrictions, risks, expenses and advisers.

Statements of Additional Information for the portfolios are available on request. There is no guarantee that the portfolios' investment objectives will be achieved. The accumulation value may be less than the aggregate premiums made to the policy.

Revenue We Receive

We may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we provide and expenses we incur. We generally receive three types of payments:

Rule 12b-1 Fees. We and our affiliate, Transamerica Securities Sales Corporation ("TSSC"), the principal underwriter for the policies, may receive some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by TSSC that are attributable to our variable insurance products are then credited to us. No 12b-1 fees are retained by TSSC. These fees range from 0.15% to 0.25% of the average daily assets of certain portfolios attributable to the policies and to certain other variable insurance products that we and our affiliates issue.

Administrative, Marketing and Support Service Fees ("Support Fees"). We and TSSC may receive compensation from the investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios for administrative and other services related to separate account operations. The amount of this compensation is based on a percentage of the assets of the particular portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or their affiliates) pay us more than others.


The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

------------------------------------------------------------------------------------------------------------------------------------

                                                   Incoming Payments to TOLIC and/or TSSC
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- ----------------------------------------------------
                                  Fund Group                                                      Maximum Fee % of assets*
------------------------------------------------------------------------------- ----------------------------------------------------
------------------------------------------------------------------------------- ----------------------------------------------------
AEGON/Transamerica Series Trust, Inc. (ATST)                                    0.39%
------------------------------------------------------------------------------- ----------------------------------------------------
------------------------------------------------------------------------------- ----------------------------------------------------
Alger                                                                           0.35% after $500 million **
------------------------------------------------------------------------------- ----------------------------------------------------
------------------------------------------------------------------------------- ----------------------------------------------------
AllianceBernstein                                                               0.30%
------------------------------------------------------------------------------- ----------------------------------------------------
------------------------------------------------------------------------------- ----------------------------------------------------
Dreyfus                                                                         0.25%
------------------------------------------------------------------------------- ----------------------------------------------------
------------------------------------------------------------------------------- ----------------------------------------------------
Fidelity                                                                        0.25%
------------------------------------------------------------------------------- ----------------------------------------------------
------------------------------------------------------------------------------- ----------------------------------------------------
Franklin                                                                        0.40%
------------------------------------------------------------------------------- ----------------------------------------------------
------------------------------------------------------------------------------- ----------------------------------------------------
Janus                                                                           0.35%
------------------------------------------------------------------------------- ----------------------------------------------------
------------------------------------------------------------------------------- ----------------------------------------------------
MFS                                                                             0.20% after $20 million **
------------------------------------------------------------------------------- ----------------------------------------------------
------------------------------------------------------------------------------- ----------------------------------------------------
OpCap                                                                           0.25% after $600 million **
------------------------------------------------------------------------------- ----------------------------------------------------
------------------------------------------------------------------------------- ----------------------------------------------------
Pacific Investment Management Company (PIMCO)                                   0.30%
------------------------------------------------------------------------------- ----------------------------------------------------
------------------------------------------------------------------------------- ----------------------------------------------------
Van Kampen                                                                      0.25%
------------------------------------------------------------------------------- ----------------------------------------------------

* Payments are based on a percentage of the average assets of each underlying portfolio owned by the sub-accounts available under this policy and under certain other variable insurance products offered by us. We may continue to receive 12b-1 fees and administrative fees on sub-accounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

** We receive this percentage once a certain dollar amount in fund shares is held by the sub-accounts of TOLIC and its affiliates.

Other payments. We and TSSC also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products that are issued by us. These amounts are paid out of the advisers' or sub-advisers' own resources and not out of fund assets. Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) may provide us with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts. The amounts may be significant and provide the adviser or sub-adviser with increased access to us involved in the distribution of the policy.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, issuing, distributing and administering the policies.

Transamerica Fund Advisors, Inc. (TFAI), the investment advisor for AEGON/ Transamerica Series Trust, Inc. (ATST), is an affiliate of us and TSSC. Several of the ATST portfolios are underlying investment options for the policies. TFAI has entered into a revenue sharing agreement with us under which we receive a portion of the advisory fees that ATST pays to TFAI, net of sub-advisory fees and certain expenses of TFAI. Additionally, if an ATST portfolio is sub-advised by an entity that is affiliated with us, we may receive more revenue sharing from TFAI than we would if a sub-adviser for an ATST portfolio is not affiliated with us. A variety of financial and accounting methods may be used by TFAI to allocate resources and profits to us. Such payments or arrangements may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the policyholders who allocate net premiums and policy values to the ATST portfolios. These payments or arrangements may take the form of internal credits and/or cash payments.

For further details about the compensation payments we make in connection with the sale of the policies, see Distribution in this prospectus.

Addition, Deletion or Substitution of Portfolios

We do not control the portfolios. For this reason, we cannot guarantee that any of the sub-accounts offered under the policy or any of the portfolios or classes of portfolio shares will always be available to you for investment purposes. We reserve the right to make changes in the separate account and in its investments.

We reserve the right to eliminate the shares of any portfolio held by a sub-account. We may also substitute shares of another portfolio or of another investment company for the shares of any portfolio. We would do this if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. New and substituted portfolios may have different fees and expenses and their availability may be limited. To the extent required by the 1940 Act, if we substitute shares in a sub-account to which you have amounts allocated, we will provide you with advance notice and seek advance permission from the SEC. This does not prevent the separate account from purchasing other securities for other series or classes of policies. Nor does it prevent the separate account from effecting an exchange between series or classes of variable policies on the basis of requests made by owners.

In the event of any substitution or change, we may make the changes in the policy that we deem necessary or appropriate to reflect substitutions or changes.

Portfolios Not Publicly Available

Shares of the portfolios are not offered to the public but solely to the insurance company separate accounts and other qualified purchasers as limited by federal tax laws. These portfolios are not the same as mutual funds with very similar names that are sold directly to the public. The performance of such publicly available funds, which may have different assets and expenses, should not be considered as an indication of the performance of the portfolios. The assets of each portfolio are held separate from the assets of the other portfolios. Each portfolio operates as a separate investment vehicle. The income or losses of one portfolio have no effect on the investment performance of another portfolio. The sub-accounts reinvest dividends and/or capital gains distributions received from a portfolio in more shares of that portfolio. Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by TOLIC, and TOLIC may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will compensate us or our affiliates for providing certain administrative, marketing, and support services that would otherwise be provided by the portfolio or its service providers, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the policies. (See "Revenue We Receive".) We have included the AEGON/Transamerica Series Trust ("ATST") portfolios at least in part because they are advised by our affiliate, Transamerica Fund Advisers, Inc., and some of them are sub-advised by our affiliate, Transamerica Investment Management, Inc.

You are responsible for choosing the sub-accounts, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

The portfolios' investment objectives are described below.
The Asset Allocation Conservative Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks current income and preservation of capital.

Investment Adviser - Transamerica Fund Advisors, Inc.; Portfolio Construction
Manager: Morningstar Associates, LLC

The Asset Allocation Growth Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks capital appreciation and current income.

Investment Advisor - Transamerica Fund Advisors, Inc.; Portfolio Construction
 Manager: Morningstar Associates, LLC

The Asset Allocation Moderate Growth Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks capital appreciation.

Investment Adviser - Transamerica Fund Advisors, Inc.; Portfolio Construction
Manager: Morningstar Associates, LLC

The Asset Allocation Moderate Portfolio of the AEGON/Transamerica Series Trust,
 Inc. - Initial Class seeks
capital appreciation.

Investment Adviser - Transamerica Fund Advisors, Inc.; Portfolio Construction
Manager: Morningstar Associates, LLC

The BlackRock Large Cap Value Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks long-term growth of capital.

Investment Adviser - Transamerica Fund Advisors, Inc. (BlackRock Investment Management, LLC, sub-adviser)

The Capital Guardian Global Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks to provide long-term growth of capital and income.

Investment Adviser- Transamerica Fund Advisors, Inc. (Capital Guardian Trust Company, sub-adviser)

The Capital Guardian Value Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks to provide long-term growth of capital and income through investments in a portfolio comprising primarily equity securities of U.S. issuers and securities whose principal markets are in the United States (including American Depository Receipts ("ADRs") and other U.S. registered foreign securities).

Investment Adviser - Transamerica Fund Advisors, Inc.  (Capital Guardian Trust
 Company, sub-adviser)

The Clarion Global Real Estate Securities of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

Investment Adviser - Transamerica Fund Advisors, Inc. (ING Clarion Real Estate Securities, sub-adviser)

The Federated Market Opportunity Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

Investment Adviser - Transamerica Fund Advisors, Inc. (Federated Investment Counseling, sub-adviser)

The JPMorgan Mid Cap Value Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks growth from capital appreciation.

Investment Adviser - Transamerica Fund Advisors, Inc. (JP Morgan Investment Management, Inc., sub-adviser). This portfolio is no longer available for new net premiums or transfers.

The Marsico Growth Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks long-term growth of capital

Investment Adviser - Transamerica Fund Advisors, Inc. (Banc of America Capital Management, LLC, sub-adviser)

The PIMCO Total Return Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks maximum total return consistent with preservation of capital and prudent investment management.

Investment Adviser - Transamerica Fund Advisors, Inc. (Pacific Investment Management Company LLC ("PIMCO"), sub-adviser)

The Templeton Transamerica Global Portfolio of the AEGON/Transamerica Series Trust, Inc. -Initial Class seeks long-term growth of capital.

Investment Adviser - Transamerica Fund Advisors, Inc. (Transamerica Investment Management, LLC & Templeton
Investment Counsel, LLC, sub-adviser)

The Third Avenue Value Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks long-term capital appreciation.

Investment Adviser - Transamerica Fund Advisors, Inc. (Third Avenue Management LLC, sub-adviser)

The Transamerica Convertible Securities Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks maximum total return through a combination of current income and capital appreciation.

Investment Adviser - Transamerica Fund Advisors, Inc. (Transamerica Investment Management, LLC, sub-adviser)

The Transamerica Equity Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks to maximize long-term growth.

Investment Adviser - Transamerica Fund Advisors, Inc. (Transamerica Investment Management, LLC, sub-adviser)

The Transamerica Growth Opportunities Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks to maximize long-term growth.

Investment Adviser - Transamerica Fund Advisors, Inc. (Transamerica Investment Management LLC, sub-adviser)

The Transamerica Money Market Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

Investment Adviser - Transamerica Fund Advisors, Inc. (Transamerica Investment Management, LLC, sub-adviser)

The Transamerica Science & Technology Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks long-term growth of capital.
Investment Adviser - Transamerica Fund Advisors, Inc. (Transamerica Investment Management, LLC, sub-adviser)

The Transamerica U.S. Government Securities Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored entities.

Investment Adviser - Transamerica Fund Advisors, Inc. (Transamerica Investment Management, LLC, sub-adviser)

The Van Kampen Mid-Cap Growth Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks capital appreciation.

Investment Adviser - Transamerica Fund Advisors, Inc. (Van Kampen Asset
 Management, Inc., sub-adviser)

The Income & Growth Portfolio of The Alger American Fund - Class O primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The Portfolio invests in dividend-paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

Investment Adviser - Fred Alger Management, Inc.

The AllianceBernstein Growth and Income Portfolio of the Variable Products Series Fund - Class B seeks long-term growth of capital.

Investment Adviser - AllianceBernstein, L.P.

The AllianceBernstein Large Cap Growth Portfolio of the Variable Products Series Fund - Class B seeks long-term growth of capital.

Investment Adviser - AllianceBernstein, L.P.

The MidCap Stock Portfolio - Initial Shares of the Dreyfus Investment Portfolios seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400(R) Index (S&P
400). To pursue this goal, the Portfolio normally invests at least 80% of its assets in stocks of mid-size companies.

Investment Adviser - The Dreyfus Corporation

The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund under normal circumstances invests at least 80% of its assets in the common stock of companies that in the opinion of fund management meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Investment Adviser - The Dreyfus Corporation

The Appreciation Portfolio - Initial Shares of the Dreyfus Variable Investment Fund seeks long-term capital growth. Its secondary objective is current income. To pursue this goal, the portfolio normally invests at least 80% of its assets in common stocks. The portfolio focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.

Investment Adviser - The Dreyfus Corporation (Fayez Sarofim & Co., sub-adviser)

The Developing Leaders Portfolio - Initial Shares of the Dreyfus Variable Investment Fund seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the portfolio primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase.

Investment Adviser - The Dreyfus Corporation

The Contrafund(R) Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks long-term capital appreciation.

Investment Adviser - Fidelity Management & Research Company

The Equity-Income Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500SM Index (S&P 500(R)).

Investment Adviser - Fidelity Management & Research Company

The Index 500 Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500(R).

Investment Adviser - Fidelity Management & Research Company (Geode Capital Management, sub-adviser)

The Franklin Small Cap Value Securities Fund - Class 2 of the Franklin Templeton Variable Insurance Products Trust seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies and normally invests predominantly in equity securities. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

Investment Adviser - Franklin Advisory Services, LLC

The Franklin Small-Midcap Growth Securities Fund - Class 2 of the Franklin Templeton Variable Insurance Products Trust seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies. For this Fund, small-cap companies are those with market capitalization values not exceeding: $1.5 billion; or the highest market capitalization value in the Russell 2000(R) Index, whichever is greater, at the time of purchase and mid cap companies are companies with market capitalization values not exceeding $8.5 billion, at the time of purchase.

Investment Adviser - Franklin Advisors, Inc.

The Balanced Portfolio - Service Shares of the Janus Aspen Series seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Investment Adviser - Janus Capital Management LLC

The Worldwide Growth Portfolio - Service Shares of the Janus Aspen Series seeks long-term growth of capital in a manner consistent with the preservation of capital.

Investment Adviser - Janus Capital Management LLC

The Emerging Growth Series of the MFS(R) Variable Insurance TrustSM - Initial Class seeks capital appreciation

Investment Adviser - MFS Investment Management(R)

The Investors Trust Series of the MFS(R) Variable Insurance TrustSM - Initial Class seeks capital appreciation.

Investment Adviser - MFS Investment Management(R)

The Research Series of the MFS(R) Variable Insurance TrustSM - Initial Class seeks capital appreciation.

Investment Adviser - MFS Investment Management(R)

The Real Return Portfolio - Admin Class of the PIMCO Variable Insurance Trust seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Investment Adviser - Pacific Investment Management Company LLC ("PIMCO")

The StocksPLUS Growth & Income Portfolio - Admin Class of the PIMCO Variable Insurance Trust seeks total return which exceeds that of the S&P 500.

Investment Adviser - Pacific Investment Management Company LLC ("PIMCO")

The OpCap Managed Portfolio of the Premier VIT seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on Oppenheimer Capital's and PIMCO's assessments of the relative outlook for such investments.

Investment Adviser - OpCap Advisors LLC (Oppenheimer Capital LLC/Pacific Investment Management Company LLC,
("PIMCO"), sub-adviser)

The OpCap Small Cap Portfolio of the Premier VIT seeks capital appreciation through a diversified portfolio consisting primarily of securities of companies with a market capitalization under $2 billion at time of purchase.

Investment Adviser - OpCap Advisors LLC (Oppenheimer Capital LLC, sub-adviser)

The Core Plus Fixed Income Portfolio of the Van Kampen Universal Institutional Funds - Class 1 seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

Investment Adviser - Van Kampen*

The Emerging Markets Equity Portfolio of the Van Kampen Universal Institutional Funds - Class 1 seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Investment Adviser - Van Kampen*

The High Yield Portfolio of the Van Kampen Universal Institutional Funds - Class 1 seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

Investment Adviser - Van Kampen*

The International Magnum Portfolio of the Van Kampen Universal Institutional Funds - Class 1 seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries.

Investment Adviser - Van Kampen*

* Morgan Stanley Investment Management Inc., which does business in certain instances using the name Van Kampen, serves as the investment adviser to these UIF Portfolios.


VOTING RIGHTS

Transamerica is the legal owner of all portfolio shares held in each sub-account. As the owner, we have the right to vote the shares at the portfolios' shareholder meetings. However, to the extent required by federal securities laws and regulations, we will vote portfolio shares that each sub-account holds according to instructions received from policy owners with accumulation values in the sub-account. If the federal securities laws or regulations governing the voting of portfolio shares change to permit us to vote shares in our own right, we reserve the right to do so, whether or not the shares are related to the policies.

Currently, we provide each policy owner with amounts allocated to a sub-account with proxy materials and voting instructions applicable to the corresponding portfolio. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote our shares held in the separate account that do not relate to the policies in the same proportion as all of the instructions we received for the sub-account.

We will compute the number of votes that a policy owner may instruct on the record date established for the portfolio. This number is equal to A divided B, where:

A    is each policy owner's value in the sub-account; and

B is the net asset value of one share in the portfolio in which the assets of the sub-account are invested.

We may disregard any voting instructions that policy owners initiate in favor of any change in the investment policies or in any investment adviser or principal underwriter. Our disapproval of any change must be reasonable. Our disapproval of a change in investment policies or investment adviser must be based on a good faith determination that the change would be contrary to state law or is otherwise improper under the portfolios' objectives and purposes. If we do disregard voting instructions, we will include a summary of that action and reasons for it in the next report to policy owners.

THE POLICY

Depending on the state of issue, your policy may be an individual policy or a certificate issued under a group policy. The policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the policy issued and the general policy description contained in this prospectus because of requirements of the state where your policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific policy features will be described in your policy.

Owner

The insured is the owner unless another owner has been named in the application or in a supplemental agreement filed with us in accordance with the policy. As owner, you are entitled to exercise all rights granted under the policy while the insured is alive. If the owner is an individual other than the insured, and dies before the insured, the rights of the owner belong to the executor or administrator of the owner's estate, unless the policy provides otherwise. If the owner is a partnership, the rights belong to the partnership as it exists when a right is exercised.

If ownership of the policy is shared by more than one person, all such persons must sign each written request to exercise any right under the policy. The telephone access privilege may be exercised by any one person who shares ownership, or by your registered representative.

You may change the owner while the insured is alive by notifying us in a form and manner acceptable to us. The change will not be effective until we record it at our Administrative Office. The written consent of any irrevocable beneficiary will be required.

You may assign a policy as collateral or make an absolute assignment. All policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in premium allocations, make transfers or to exercise other rights under the policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Administrative Office. When recorded, the assignment will take effect as of the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment was recorded. We are not responsible for the adequacy of any assignment. However, if you file an assignment with us and we record it at our administrative office, your rights and those of any revocable beneficiary will be subject to it. The written consent of any irrevocable beneficiaries will be required.

Beneficiary

If the insured dies while the policy is in force, we will pay the death benefit to the beneficiary. You select the beneficiary on the application and may change the beneficiary at a later date. If the beneficiary is a partnership, we will pay the death benefit to the partnership as it exists on the date the insured dies.

To the extent allowed by law, no death benefit will be subject to the claims of the beneficiary's creditors or to any legal process against the beneficiary.

If any beneficiary dies before the insured, that beneficiary's interest in the death benefit will end. If any beneficiary dies at the same time as the insured, or within 30 days after the insured, that beneficiary's interest in the death benefit will end if no benefits have been paid to that beneficiary. If the interests of all designated beneficiaries have ended when the insured dies, we will pay the death benefit to you, as owner. If you are not living at that time, we will pay the death benefit to your estate.

You may change the beneficiary while the insured is alive by sending us written notice. The change will not be effective until we record it at our Administrative Office. Even if the insured is not living when we record the change, the change will take effect as of the date it was signed. However, any benefits we pay before we record the change will not be subject to the change. An irrevocable beneficiary may not be changed without the written consent of that beneficiary.

Modifying the Policy

Any modification or waiver of our rights or requirements under the policy must be in writing and signed by our President or a Vice President, together with our Secretary. No agent may bind us by making any promise not contained in the policy.

Among other rights we have in connection with the policy, we may:

o modify the policy to ensure that the death benefit is never less than the amount required to maintain the policy's qualification as a life insurance policy; and

o make any changes or substitutions to the investment options of the Separate Account, make any changes to the fixed account accumulation options, operate the Separate Account as a management company under the Investment Company Act of 1940, or de-register the Separate Account if registration is no longer required.

We may notify you if we make any of the above-mentioned modifications. If we modify the policy, we will make appropriate endorsements to the policy as may be necessary.

Application for a Policy

We offer policies to proposed insureds who are between ages 16 and 89. After receiving a completed application, we will begin underwriting to decide the insurability of the proposed insured. We may require medical examinations and other information before deciding insurability. We issue a policy only after underwriting has been completed. We may reject an application that does not meet our underwriting standards.

If we approve the application, we will place the insured into one of four underwriting classes:

o        Preferred nonsmoker
o        Preferred smoker
o        Standard nonsmoker
o        Standard smoker

Additional adjustments for extra ratings due to increased mortality risk may apply to persons classified into the standard underwriting classes.

If a face increase is requested on the policy, the face increase will also be subject to our underwriting requirements and review. No face increase amount will be effective until we have completed our underwriting review and have approved the face increase amount. We will assign the insured to one of the four underwriting classes for the face increase amount approved. Additional adjustments for extra ratings may apply for an insured placed into one of the standard underwriting classes for the face increase amount approved.

An insured may be classified into different underwriting classes and be assigned different extra ratings on the base policy and on each layer, respectively.

The underwriting class assigned to the insured affects the monthly deductions for the policy. The monthly deductions and surrender charges for a policy are based on the insured's underwriting class, among other factors.

Generally, our rates are lowest for preferred nonsmokers.

We also charge lower rates for policies with higher face amounts of base policy coverage. We offer the following bands for face amounts of base policy coverage:

o        $25,000 - $49,999
o        $50,000 - $99,999
o        $100,000 - $249,999
o        $250,000 - $499,999
o        $500,000 - $999,999
o        $1,000,000 - $2,999,999
o        $3,000,000 - $4,999,999
o        $5,000,000 - $9,999,999
o        $10,000,000 and above

The monthly deduction rates we use decrease at each band, except that at the $5,000,000 band, we reduce the administrative charge from 7% to 6.5%. For the $10,000,000 band, we reduce the administrative charge from 6.5% to 6.25%.

The band for a policy is generally determined based on the total face amount for the base policy plus all layers on the policy. Changes in band due to face amount increase or decreases will be applied prospectively for monthly deductions which become due on or after the effective date of the face amount increase or decrease.

If requested, we may agree to determine the band for two or more policies by using the aggregate face amount of all the policies involved. The band determined in this fashion will apply to each of the policies and will not change in the future due to changes in the face amount of any of the policies. Generally, we will agree to determine the band for these policies in this fashion when the applications are submitted to us at the same time, for the same insured, and, except for special ownership or beneficiary designations, the total coverage would otherwise be able to be issued as a single policy.

Premium with Application: You may make a payment at the time of application, under certain circumstances, subject to our rules. Under our current underwriting rules, you may make a payment at the time of application if: (1) the proposed insured is between the ages of 16 and 75; (2) the amount applied for under the application does not exceed $1,000,000; and (3) the proposed insured has not been treated for or experienced, within the last 12 months, any disorder of the heart, stroke, or other vascular disease, cancer, or HIV infection. We may refuse to accept initial payments with the application for other situations.

Conditional Coverage: If you make an initial payment in an amount at least equal to the full first premium for the mode of payment selected in the application (at least two monthly premiums, for Monthly Pre-Authorized Withdrawal Plan), we will issue a conditional receipt which may provide fixed conditional insurance, but not until after all its conditions are met. Such conditional insurance will take effect as of the effective date, but only so long as all of the following conditions are met:

o The payment made with the application must be received at our administrative office within the lifetime of the proposed insured and honored on first presentation for payment;

o Part 1 and part 2 of the application, and all medical examinations, tests, screenings and questionnaires required by the company are completed and received at our administrative office;

o As of the effective date, all statements and answers given in the application (both Parts) must be true and complete; and

o The company is satisfied that, at the time of completing Part 1 and Part 2 of the application, each person to be covered was insurable under the company's rules for insurance on the plan, in the amount, and at the rating class of risk applied for in Part 1 of the application.

Effective Date: Conditional insurance may become effective as of the date of completing Part 1 of the application, the date of completing Part 2 of the application, or the date requested in the application, whichever is latest, but only after all the conditions to conditional coverage described above have been met.

60-Day Limit of Conditional Coverage: If the company does not approve and accept the application for insurance within 60 days of the date you signed the Part 1, the application will be deemed to be rejected by the company, and there will be no conditional insurance coverage. In that case, the company's liability will be limited to returning any payment you have made. The company has the right to terminate conditional coverage at any time prior to 60 days by mailing a refund of the payment made.

Dollar Limits of Conditional Coverage: After all conditions are met, the aggregate amount of fixed conditional insurance provided by the conditional receipt generally will be limited to the lesser of the amount applied for or (a) $1,000,000 if the proposed insured is age 16 to 65 and is insurable as a standard risk; or (b) $400,000 if the proposed insured is age 66 to 75 and insurable as a standard class of risk; or (c) $100,000 for all other classes of risk.

No Conditional Coverage if Conditions Not Met or Death Occurs from Suicide: If one or more of the conditions for conditional insurance have not been met exactly, or if a proposed insured dies by suicide or intentional self-inflicted injury, while sane or insane, the company will not be liable and there will be no conditional insurance.

The terms for conditional insurance may vary by jurisdiction.

You do not need to pay an initial payment at the time of application. If we approve the application, you will need to pay us the minimum initial premium for the policy before any coverage under the policy will be in effect.

Minimum Initial Face Amount

We will generally issue a policy only if it has a face amount of at least
$25,000.

Life Insurance Qualification

This policy is intended to qualify as life insurance under Code Section 7702 under the cash value accumulation test. Under this test, the accumulation value of the policy may not at any time exceed the net single premium. The net single premium is the one payment that you would need to pay as of the policy date in order to fund future benefits, assuming guaranteed mortality charges and 4% interest. If the accumulation value is ever greater than the net single premium, the death benefit will be increased by multiplying the policy's accumulation value by the death benefit factor for the applicable policy year. The death benefit factors vary by policy years and by the attained age of the insured, as well as the insured's gender and smoker or nonsmoker status; are included in the policy, and can be found in APPENDIX B. The increase in death benefit may be temporary, based on changes in the death benefit factor and/or accumulation value. Under the Premium Limitations provision, we may refuse to accept certain premium payments that would cause the death benefit to increase.

Changes to the terms or benefits under the policy may require a redetermination of the net single premium for the policy. The net single premium may increase or decrease as a result. If the change is a reduction in benefits during the first 15 policy years, a distribution from the policy may be required to maintain qualification as a life insurance contract for tax purposes. The required distribution may be taxable in whole or in part.

Conversions of Term Life Insurance
Policies

Owners of convertible term life insurance policies issued by us may convert their term insurance coverage to coverage under a TransUltra VUL policy without providing new evidence of insurability, within limits. Conversions are subject to the provisions of any conversion option attached to the term life insurance policy or to any change of plan option attached to certain term-like insurance policies, and certain term policies may not be convertible to TransUltra VUL. We may not allow conversions to TransUltra VUL policies from term policies issued after certain dates. Generally, a conversion option permits an owner of a term life insurance policy to replace the term life insurance coverage with up to an equal amount of life insurance coverage issued under a TransUltra VUL policy if the conversion occurs before the insured reaches a specified age. The TransUltra VUL policy would be issued on the same insured at the same underwriting class, if available under the TransUltra VUL policy, as on the term policy, without the insured providing new evidence of insurability. Requests for a change in underwriting class or other changes generally will require submission to us of new evidence of insurability. We may discontinue allowing conversions to TransUltra VUL at any time and without advance notice.

Guaranteed Exchange Option

Under the Guaranteed Exchange Option, you have a right to exchange your current policy for a fixed policy offered by us. The exchange must be to an adjustable life insurance policy on a form designated by us for such purpose. Under this option, you would terminate your coverage under the current policy in exchange for equal coverage under a fixed policy not offering sub-accounts. You may exercise this option at any time before the 20th policy anniversary or the policy anniversary nearest age 95, whichever comes first, if all of the following conditions are met.

o        the insured is living;

o        the current policy does not have any outstanding loans; and

o        monthly deductions are not being waived under a Waiver Provision Rider.

Effective Date of Coverage

Except as otherwise provided under the terms of the conditional receipt, no insurance coverage is provided under the policy until after we approve the application and:

o        the minimum initial premium is paid to us; and

o        the policy is delivered to you while:

a) the insured is alive and in good health, and

b) the statements and answers in the application continue to be true and complete.

Policy Date

The policy date is the date from which insurance coverage is provided under the policy, subject to the conditions noted above. We take monthly deductions from the policy for the period starting with the policy date.

Generally, except when you request and we approve backdating a policy, the policy date will be:

o two calendar days after we approve the application if you submitted the initial premium with the application and the policy is issued without delivery requirements; or

o the date you accept the policy and pay us the initial premium, if you did not submit the initial premium with the application and/or we issued the policy subject to satisfactory completion of delivery requirements.

In the latter situation, when we receive the initial premium and any delivery requirements, we will amend the policy date as originally issued. The amended policy date will be the date on which the policy was delivered to you and you had completed any delivery requirements and/or paid over to our agent the required initial premiums. We will not amend the date forward beyond that date which would cause the insured to be a year older for purposes of determining monthly deductions.

Backdating a Policy

If you request, we may backdate a policy by assigning a policy date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

Generally, backdating of layers is restricted to certain situations involving the exercise of an option under the Guaranteed Insurability Rider or under the Option for Additional Insurance, where the option is exercised within 31 days after a policy anniversary.

Monthly deductions are based in part on the age of the insured at issue or on the layer date, if applicable. Generally, monthly deductions are less at a younger age. We will deduct monthly deductions for the period that the policy or layer is backdated. This means that, while the monthly deduction may be lower than what would have applied had we not backdated the policy or layer, you will be paying for insurance during a period when the policy or layer was not in force.

Reallocation Date

When we approve and issue a policy, we establish a reallocation date for that policy. Currently, the reallocation date is 25 calendar days from the date we approve the policy for issue.

Before the reallocation date, any portion of net premiums you wish to allocate to the sub-accounts will be allocated initially to the money market sub-account. Any portion of the net premiums you elected to allocate to the fixed account will be allocated directly to the fixed account. On the reallocation date, the value of those net premiums initially allocated to the money market sub-account will be reallocated to the sub-account options you elected on your application or subsequent premium allocation election.

Net premiums credited to your policy on or after the reallocation date will be allocated to the fixed account and to your elected sub-account options directly, based on your most recent premium allocation election. To the extent that state law or regulation governing your policy requires that amounts initially allocated to the money market sub-account cannot be reallocated until a date later than the reallocation date, we will not transfer values from the money market sub-account to your elected sub-accounts, or allow direct allocation of net premiums to those elected sub-accounts, until the date provided under such state law or regulation.

Free Look Period

The policy provides for a free look period. You have the right to examine and cancel your policy by returning it to us or to one of our representatives within 10 days after you receive the policy, or a longer period as required by state law for replacement policies or for other reasons.

If you exercise the free look option, we will void the policy and refund an amount equal to:

o the net cash value of the policy on the valuation date we receive, in good order, your request to cancel your policy; plus

o any fees or other charges deducted from premiums paid or from accumulation values. Such fees and charges include administrative charges, monthly deductions and surrender penalties.

If your policy provides for a full refund as required by state law, your refund will be the total premiums paid to the policy. We may delay a refund of any payment made by check until the check has cleared your bank.

Transfers

After the end of the free-look period and after the reallocation date, you may transfer amounts between or among the investment options available. Your request must be in a form and manner acceptable to us. You may also exercise your telephone access privilege. Each transfer will be subject to our transfer rules in effect at the time the transfer is made. We may set rules specifying, among other things:

o        the minimum and maximum amounts you may transfer; and

o        how frequently you may make transfers.

Different rules may apply to different investment options.
Except with our consent, transfers from the fixed account will be limited as follows:

o    at least 90 days must elapse between transfers from the fixed account; and

o the maximum amount which may be transferred is the greater of 25% of the portion of the accumulation value in the fixed account or the amount of the last transfer from the fixed account.

These limitations do not apply to transfers from the loan account due to loan repayments. Interest credited during a policy month with respect to outstanding loans may be transferred from the fixed account to the sub-accounts beginning on the next monthly policy date (the day after the end of the policy month). During the first three policy months following the policy month in which such interest with respect to outstanding loans was earned, we do not restrict the transfer of such interest to the sub-accounts. After the end of the third policy month, however, the normal limits on the amounts and frequency of transfers from the fixed account will apply. The portion of the accumulation value in the fixed account excludes the amounts, if any, in the loan account.

We will make the transfer on the day we receive your transfer request in good order. If the day we receive your transfer request is not a valuation date, we will make the transfer on the next following valuation date.

You may not transfer amounts between the base policy and/or layers.

You will not be charged for the first 18 transfers you make during a policy year. If you make more than 18 transfers during a policy year, we will charge up to $25 for each additional transfer. Currently, we do not impose a charge on transfers that exceed 18 in a policy year.

Any transfer fee will be deducted from the amount that you are transferring. The transfer fee will be allocated between or among the investment options from which the amount is being transferred in proportion of A divided by B, where:

A    is the amount transferred from an investment option; and

B is the total amount transferred from all investment options.

The following transactions do not count toward the first 18 transfers during a policy year and will not be charged a transfer fee:

o Transfers made on the reallocation date from the money market sub-account to other sub-accounts.

o        Transfers to or from the loan account.
o Transfers under the dollar cost averaging or automatic account rebalancing options.

o Transfers we may make after we receive notice of the insured's death.

o Transfers due to material changes in the separate account or one or more of the portfolios in which a sub-account invests.

You may apply for automatic transfers under either the dollar cost averaging, or DCA, option or the automatic account rebalancing, or AAR, option by submitting your written request to our Administrative Office. You may cancel your election of an option by written request or by exercising your telephone access privilege at any time with regard to future transfers.

Disruptive Trading and Market Timing

Statement of Policy: This variable universal life insurance ("VUL") policy was not designed for the use of market timers or other investors who make programmed, large, frequent or short-term transfers, or engage in other types of disruptive trading. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the sub-accounts or between the sub-accounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1) dilution of the interests of long-term investors in a sub-account if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");

(2) an adverse effect on portfolio management, such as:

     (a) impeding a portfolio manager's ability to sustain an investment objective;

     (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

     (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3) increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those sub-accounts, not just those making the transfers.

We have developed polices and procedures with respect to market timing and disruptive trading (which may vary for certain sub-accounts at the request of the underlying fund portfolios), and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not purchase a VUL policy from us if you intend to conduct market timing or potentially disruptive trading.

Detection: We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among sub-accounts of variable products issued by these other insurance companies or retirement plans.

Deterrence: If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction. As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We currently consider only transfers by telephone, fax, or overnight mail to be "expedited transfers," but we could decide to treat other forms of communication as expedited transfers. This means that we would accept only written transfer requests with an original signature transmitted to us by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case by case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer within two days if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more VUL policies that we believe are connected.

In addition to our internal policies and procedures, we will administer your VUL policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

o        Impose redemption fees on transfers;

o Expressly limit the number or size of transfers in a given period except for certain sub-accounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this VUL policy, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. And, while the policy's provisions give us the right to set and change various rules regarding transfer privileges, including, but not limited to, the amounts that may be transferred, the frequency of such transfers, and the acceptable form and manner in which transfers may be requested, these restrictions may not always be effective to prevent market timing or disruptive trading. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate to: (1) better detect and deter market timing or other harmful trading that may adversely affect other VUL policy owners, other persons with material rights under the policy, or underlying fund shareholders generally, (2) comply with state or federal regulatory requirements, or (3) impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the VUL policy. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies: The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for the VUL policies to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners' transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our VUL policies should assume that any protection they may have against potential harm from market timing or disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our VUL policies to discourage market timing and disruptive trading.

Policy owners should be aware that upon our receipt of a written request from any of the underlying funds or their designees, we will be required to provide the funds with certain information about you and your activities in and out of one or more of the funds' portfolios. In addition, the funds may require us to restrict or prohibit your purchases and exchanges of shares of a specified portfolio if the funds identify you as violating the frequent trading policies established for that portfolio.

Omnibus Order: Policy owners and other persons with material rights under our VUL policies also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or variable life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Dollar Cost Averaging or DCA

This option allows you to systematically transfer a set dollar amount from the money market sub-account on a monthly, quarterly, or semi-annual basis to one or more other sub-accounts.* The DCA option is designed to reduce the risk of your purchasing units only when the price of the units is high, but you should carefully consider your financial ability to continue the option over a long enough period of time to purchase units when their value is low as well as when it is high. The DCA option does not assure a profit or protect against a loss. The DCA option will terminate automatically when the value of your money market sub-account is zero.

There is no additional charge for electing the DCA option. Transfers to the fixed account are not permitted under the DCA option. We reserve the right to terminate the DCA option at any time and for any reason.

* New net premiums or transfers may no longer be allocated to the AEGON/Transamerica JPMorgan Mid Cap Value sub-account.

All DCA transfers are subject to the following requirements:

o You must specify the sub-accounts to which you want to transfer amounts from the money market sub-account, the set dollar amount you want to transfer from the money market sub-account, the frequency of the scheduled transfers and the date you want the transfers to begin.

o The date that you want the transfer to begin may not be:

a) before the end of the free-look period or the reallocation date; or

b) less than one month after the date the initial premium was allocated to your policy.

o You must have at least $1,000 in the money market sub-account on the date of the first transfer.

o The minimum automatic transfer amount from the money market sub-account is $100.

You may choose any date for your initial DCA transfer, subject to the following limitations:

o        The date you choose may not be:

a)       a monthly policy date; or

b) the same date as the date you choose for automatic account rebalancing transfers, if you choose that option.

     We reserve the right to limit further the allowable dates on which DCA transfers may take place.

o The first DCA transfer will be on the date you select if that date is a valuation date. Subsequent DCA transfers will occur at the frequency and on the date you select. If the date you select is not a valuation date, DCA transfers will occur on the next following valuation date. If, however, the value in the money market sub-account is less than the scheduled amount on a scheduled date, no DCA transfer will occur on that scheduled date. If the value in the money market sub-account subsequently increases to an amount at least equal to the scheduled amount, then a DCA transfer will resume on the next scheduled date.

The DCA option will automatically terminate on the earliest of:

o the date the money-market sub-account does not have any accumulation value remaining;

o        the date we receive notice of the insured's death;

o        the date the policy lapses;

o        the date the policy is surrendered or terminated; or

o the date you request the termination of the DCA option. Your request must be made in writing or by exercising your telephone access privilege.

We will not process any DCA transfers after the date we receive your DCA termination request. You may submit a new request to recommence DCA transfers. However, we may set minimum time periods after the termination date of the previous option election before we allow the new election to become effective.

Automatic Account Rebalancing or AAR

Once your net premiums and requested transfers have been allocated among your investment option choices, the performance of each investment option may cause your allocation to shift such that the relative value of one or more investment options is no longer consistent with your overall objectives. Under the AAR option, the accumulation value of the policy eligible for transfers is reallocated among your selected investment options to restore the balances of those options to the allocation percentages you elect on your written request. The accumulation value eligible for transfers is the accumulation value minus any outstanding loans and minus any interest earned with respect to loans during the current policy month if there is an outstanding loan balance on the date of the transfers under the AAR option. The balances will be restored separately on the base policy and on each layer. You may elect to make transfers under the AAR option quarterly, semi-annually, or annually. There is no additional charge for electing the AAR option. We reserve the right to terminate the AAR option at any time and for any reason.

All AAR transfers are subject to the following requirements:

o You must specify the percentages by investment option of the accumulation value eligible for transfer that you want to maintain in the selected investment options, the frequency of the scheduled transfers and the date you want the transfers to begin. The percentages must be whole numbers and must equal 100%.

o The date that you want the transfers to start may not be:

a) before the end of the free-look period or the reallocation date; or

b) less than three months after the date the initial premium was allocated to the policy.

o The minimum automatic transfer amount from an investment option is $5. If the amount of the transfer from an investment option would be less than $5, that transfer from that investment option will not occur.
o We reserve the right to discontinue this option at any time.

You may choose any date for your initial AAR transfer, subject to the following limitations:

o        The date you choose may not be:

a) a monthly policy date; or

b) the same date as the date you choose for DCA transfers, if you choose that option.

     We reserve the right to limit further the allowable dates on which AAR transfers may take place.

o The first AAR transfer will be on the date you select if that date is a valuation date. Subsequent AAR transfers will occur at the frequency and on the date you selected. If the date you select is not a valuation date, the first AAR transfer will occur on the next following valuation date.

The AAR option will automatically terminate on the earliest of:

o        the date we receive notice of the insured's death;

o        the date the policy lapses;

o        the date the policy is surrendered or terminated; or

o the date you request termination of the AAR option. Your request must be made in writing or by exercising your telephone access privilege.

We will not process any AAR transfers after the date we receive your AAR termination request. You may submit a new request to recommence AAR transfers. However, we may set minimum time periods after the termination date of the previous option election before we allow the new election to become effective.

Telephone Access Privilege

This option allows you or your registered representative, within limits, to:

o        transfer amounts between or among investment options,

o    change your premium allocations or your monthly deductions allocations, and

o request a loan, up to limits established by us, by telephone.

The telephone access privilege will automatically apply unless you inform us, in writing, that you do not want this option.

Partial surrenders and full surrenders are not permitted under this option. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If more than one person is the owner, the telephone access privilege may be exercised by any one person who is an owner. We will not be liable for any losses due to unauthorized or fraudulent instructions. The procedures we will follow for telephone instructions may include requiring some form of personal identification before acting on such instructions, providing written confirmation of the transaction, and/or tape recording the instructions given by telephone. You, as the owner, bear the risk for results of all transactions initiated through the telephone access privilege.

Telephone transfer privileges between or among investment options is subject to the section titled Disruptive Trading and Market Timing.


DEATH BENEFIT

If the policy is in force on the date the insured dies, we will pay the death benefit to the named beneficiary. The death benefit before the policy anniversary nearest age 100 will be based on the option you choose. If you do not choose a death benefit option, the Option 1 death benefit option will automatically be in effect. We will reduce any death benefit payable by any existing policy loans and by the portion of any grace period premium payment necessary to provide insurance to the date of the insured's death. The amount of the death benefit may also be affected by other provisions such as Misstatement of Age or Sex in the SAI and Partial Surrenders in the prospectus.

The policy is intended to qualify under Code Section 7702 as a life insurance contract for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.
To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits (retroactively and prospectively), that are consistent with such an increase. We may deduct retroactive adjustments from the accumulation value or from any death benefits payable. Prospective adjustments will be reflected in the monthly deduction.

Proof of Death

We will pay any death benefit payable because of the death of the insured when we receive due proof of the death of the insured while the policy is in force. When the insured dies, proof of death must be sent to our Administrative Office. We must be notified of the death within a reasonable time, and in no event later than one year after the date of death. We will send the appropriate forms to the beneficiary upon request.

Death Benefit Options

There are three death benefit options available under the policy before the policy anniversary nearest age 100. You choose the desired option in the application. The same death benefit option will apply to the base policy and to each layer, respectively. If you do not choose a death benefit option on the application, Option 1 will automatically take effect. Except with our consent, only Option 1 (the level option) is available on policies covering insureds who are between 81-89 years old on the Policy Date.

You may change the death benefit option once per policy year after the first policy year by written request, subject to our consent. Changes in the death benefit option:

o will be effective on the policy anniversary following the date we approve the change;

o may not increase the net amount at risk, unless we approve the increase based on the insured's evidence of insurability provided to us;

o will incur applicable surrender penalties if the change in option results in a decrease in the face amount; and

o may result in changes in the monthly deductions, including the monthly deduction rates.

Before the policy anniversary nearest age 100, the death benefit will be as follows:

For Option 1 (the level option), the death benefit is the greatest of:

a) the total of the face amount of the base policy and each layer on the date of the insured's death;

b) the death benefit factor multiplied by the policy's accumulation value on the date of the insured's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

For Option 2 (the plus option), the death benefit is the greatest of:

a) the total of the face amount of the base policy and each layer on the date of the insured's death, plus the policy's accumulation value on the date of the insured's death;

b) the death benefit factor multiplied by the policy's accumulation value on the date of the insured's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

For Option 3 (the plus premium option), the death benefit is the greatest of:

a) the total of the face amount of the base policy and each layer on the date of the insured's death, plus the excess, if any, of all gross premiums paid over the sum of any partial surrenders, surrender penalty free withdrawals and/or premium refunds on the date of the insured's death;

b) the death benefit factor multiplied by the policy's accumulation value on the date of the insured's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

Beginning with the policy anniversary nearest age 100, the death benefit will be the greater of:

a) the death benefit factor multiplied by the policy's accumulation value as of the date of the insured's death; or

b) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

If the Full Death Benefit Rider is in force on the policy anniversary nearest age 100, however, the death benefit beginning on that date will be the benefit as provided under the rider.

The applicable death benefit factors will be based on the insured's age as of the last policy anniversary and on the number of full policy years that have lapsed since the date of issue.

We will reduce the death benefit by any outstanding loans and by the portion of any grace period premium payment necessary to provide insurance to the date of the insured's death.

The death benefit options permit you to tailor your policy to your needs.

Option 1 may be the preferable option for you if:

o you want a specified death benefit amount (the face amount of the base policy and any layers), and

o        you want to minimize your monthly deduction costs.

Under Option 1, the accumulation value generally reduces the net amount at risk. Since portions of the monthly deductions for the base policy and for any layers are based on net amount at risk, Option 1 results in smaller monthly deductions for the same face amount of base policy coverage and any layers for the same insured compared to Options 2 and 3.

Option 2 may be the preferable option for you if:

o        you want a death benefit which may increase over time; and

o you want the beneficiary to benefit from the potential investment growth of the policy as well as to receive the face amount of the policy and any layers.

Under Option 2, your death benefit is generally the sum of the face amount of the base policy coverage, and of any layers, and the accumulation value. To the extent the accumulation value increases, your death benefit will also increase. Since the net amount at risk generally remains the face amount of the base coverage and of any layers, however, the portions of the monthly deductions based on the net amount at risk for the base policy and for any layers will generally be higher than they would be for the same insured under Option 1. Depending on the rate of growth of your accumulation value, the monthly deductions under Option 2 may be higher or lower than they would be under Option 3.
Option 3 may be the preferable option for you if:

o        you want a death benefit which may increase over time; and

o you want the death benefit to return the premium outlay as well as the face amount.

Under Option 3, your death benefit will increase based on your cumulative premiums paid, reduced by any amounts you withdraw. These increases are not subject to investment return fluctuations. Depending upon the growth of your accumulation value, the portions of the monthly deductions based on the net amount at risk for the base policy and for any layers may be higher or lower than those you would be charged under Option 2.

Transfers After Insured's Death

After we receive notice of the insured's death, we may:

o transfer any portion of the accumulation value in any sub-account to our general account; and

o not allow any portion of the accumulation value to be transferred into or to remain in any sub-account.


Settlement Provisions

The net death benefit payable may be paid in a single sum or under one or more of the payment options we are currently offering. Payment options are paid from our general account and are not based on the investment experience of the separate account. These payment options also are available if the policy is surrendered. We will pay the death benefit or surrender proceeds, as applicable, in a single sum, unless we receive an election to receive the applicable benefits under a settlement option.

Option to Change the Face Amount

Increasing the Face Amount: Effective on any policy anniversary, you may request an increase in the face amount of the policy. The policy must be in force on the layer date, and the insured must be alive and no older than age 80. The following conditions apply:

o        You must make a written request to us.

o The amount of the increase in face amount must be at least $25,000.

o You must submit evidence of insurability satisfactory to us.

o The amount of the increase will be contestable and subject to the suicide limitation for two years after the effective date of the increase.

o The death benefit option for the layer must be the same as the base policy.

o If the base policy has a Waiver Provision, the layer must also have a Waiver Provision, subject to our underwriting rules.

The increase in coverage will be issued as a separate layer on the policy. It will have a required premium per year beginning on the layer date. It will also have its own surrender penalty period for 10 years, beginning on the layer date. The monthly deductions for that layer will be based on:

o        the face amount and accumulation value of the layer;

o        the insured's gender;

o        the insured's smoker or nonsmoker status;

o the insured's class of risk as of the layer date (including any adjustments for extra ratings); and

o        the insured's age as of the layer date.

After the increase, the monthly deduction rates for the base policy and for the layer will be based on the new total face amount of the policy.

Decreasing the Face Amount: You may request a decrease in the face amount of the policy if all of the following conditions are met:

o        You must make a written request to us.

o On the request date, the policy must be in force and the insured must be alive.

o The amount of the reduction in face amount must be at least $25,000.

o The new face amount may not be less than our published minimum face amount.

The decrease in the face amount will be effective on the monthly policy date next following the valuation date we receive your request. If we receive your request on a monthly policy date, the request will be effective on the valuation date we receive the request.
The decrease of the face amount may cause a change in the monthly deduction charged.

The decrease will be allocated first to the most recent layer, if any. To the extent the decrease exceeds the face amount of the most recent layer, the additional amount of the decrease will be allocated to the next most recent layers in order, and then to the base policy.

A surrender penalty will result from the decrease in face amount to the extent the decrease is allocated to the base policy during the 10 year surrender penalty period for the base policy or is allocated to a layer during the 10 year surrender penalty period for the layer. If the surrender penalty period is still in effect, the surrender penalty period for the base policy and all layers ends immediately before the policy anniversary nearest age 100. We will allocate the surrender penalty among the base policy and any layers based on the face amount of the decrease allocated to the base policy or the layer. If the surrender penalty for a layer exceeds the accumulation value minus any outstanding loan for the layer, the excess surrender penalty amount will be allocated to the next most recently added layers, in order, and then to the base policy. After we have allocated the surrender penalty among the base policy and any layers, we will deduct the surrender penalty from your investment options on a pro-rata basis on the date the decrease in face amount is effective. If that date is not a valuation date, we will deduct the surrender penalty amounts on the next valuation date.

The surrender penalty for the base policy or a layer is equal to A times B divided by C, where:

A    is the full surrender penalty for the current policy or layer year;

B    is the amount of the decrease allocated to the base policy or layer; and

C is the face amount of the base policy or layer before the decrease.

If a decrease in face amount reduces a layer's face amount to zero but the layer's accumulation value exceeds zero, the remaining accumulation value in the layer will be transferred to the base policy accumulation value. The amounts in each investment option will be transferred directly to the same investment options in the base policy.
After the decrease, the monthly deduction rates and any future surrender penalties will be based on the new face amount of the policy. If the face amount is decreased during any required premium period, we will recalculate the required premium per year for the remainder of the required premium period based on the new face amount. Please see Surrender Penalty Deferral Endorsement.


PREMIUMS

Premiums are payable to Transamerica Occidental Life Insurance Company. Premium payments may be made by mail to our Administrative Office or through our authorized representative.

When you apply for a policy, you must elect a required premium for the base policy. Your agent will tell you the minimum and maximum amounts that you may elect based on your proposed policy. As described below, the cumulative required premium for the base policy and any layers must be paid during any applicable required premium period or the policy will enter the grace period and may lapse. The required premium period is 5 years. There will be a new required premium period for a layer beginning on the layer date if you add a new layer.

Paying the required premiums during the required premium period does not guarantee the policy will not lapse. Even if you pay the required premiums during the required premium period, the policy can still lapse if the accumulation value, less any outstanding loan, is not enough to pay the monthly deductions and any loan interest due.

If the Endorsement to Modify Grace Period is in effect on your policy, however, the policy will not enter the grace period due to the monthly deduction exceeding the available accumulation value, subject to the provisions of that endorsement.

On your application, you may specify an amount and a schedule for planned premium payments you intend to make. You may elect to pay premiums monthly, quarterly, semi-annually, or annually. Monthly and quarterly scheduled premiums may be paid under a pre-authorized withdrawal plan under which you authorize us to process charges against your checking account (or other acceptable account) for the scheduled premiums. Alternatively, you may request that we send you reminder notices of planned premiums on a quarterly, semi-annual, or annual basis. Other schedules and arrangements may be available for groups under certain conditions. You may change your planned premium schedule, or authorize or stop enrollment in the pre-authorized withdrawal plan, at any time by providing us with written notice. Changes will be made effective as soon as practical after receipt of your written notice. You are not required to pay premiums based on the schedule you elect or in the amount you specify, subject to the required premium per year and Grace Period provisions of your policy.

We will accept any premium amount you send us while the policy is in force, subject to the Premium Limitation provision and the following conditions:

o The policy will not become effective until you pay the minimum initial premium shown on the policy's data page.

o    You may pay premiums at any time before the policy anniversary nearest age
     100. Each premium must be at least $25 and may not exceed the limits described in the Premium Limitation section below.

Required Premiums

By the end of each policy or layer year during any applicable required premium period, the total gross premiums paid for the policy, less the amount of any premium refunds, partial surrenders and surrender penalty free withdrawals, must equal or exceed the cumulative required premiums for the base policy and all layers, or this policy will enter the grace period and may lapse. On any applicable policy or layer anniversary, the cumulative required premiums for the base policy or any layer, respectively, is equal to (a) times (b), adjusted for any decreases in face amount, where:

(a)  is the required premium for the base policy or layer; and

(b) is the number of full years that have elapsed in the required premium period for the base policy or layer.

You may pay all or part of the required premiums at any time before they are due.

Layer Allocation

Net premiums will be allocated among the base policy and any layers as follows:

o The net premium will first be applied to any required premiums not yet paid that are due before the end of the current policy or layer year. Amounts so applied will be allocated in proportion to such required premiums not yet paid for the base policy and each layer.

o Any remaining net premium will next be applied to any required premiums not yet paid for future policy and layer years. Amounts so applied will be allocated in proportion to the amounts required to meet the future premium requirements for the base policy and each layer.

o The remainder, if any, will be allocated in proportion to the most recently applicable required premium for the base policy and each layer.

After the end of the required premium period, premium payments are flexible as to amount and frequency within limits, and no premiums may be paid into the policy after the policy anniversary nearest age 100.

After the required premium period, we will continue to provide you with a schedule of premium payments. Paying these premiums does NOT guarantee that your policy will not lapse (except as provided under the Endorsement to Modify Grace Period). If you stop paying premiums after the required premium period for the base policy or for any layer, your coverage will continue until the accumulation value less any outstanding loan is insufficient to pay the monthly deduction and any loan interest due. At that time, your policy will enter the grace period (subject to the provisions of the Endorsement to Modify Grace period if that endorsement is in effect on your policy). At the policy anniversary nearest age 100, premium billing will stop and no further premium payments will be accepted.

Premium Qualification Credit

At the end of each year during the required premium period of the base policy, if you have paid the cumulative required premiums for the base policy as described in the Required Premiums provision, we will add a premium qualification credit to the accumulation value of the base policy. For the base policy, the amount of the credit will be a specific percentage of the required premium per year for the base policy during the required premium period. The premium qualification credit is equal to 2% of the required premium. After the required premium period for the base policy, no additional premium qualification credits will be added to your accumulation value.

At the end of each layer year during the required premium period of each layer, if you have paid the cumulative required premiums for the layer as described in the Required Premiums provision, we will add a premium qualification credit to the accumulation value of that layer. For a layer, the amount of the credit will be 2% of the required premium for the layer. After the required premium period for each layer, no additional premium qualification credits will be added to your accumulation value.

We will not credit the premium qualification credit if the amount of premium required is not received by the end of the applicable policy or layer year.

The premium qualification credit will be allocated among your investment options according to the most recent premium allocation election we have received from you. We will allocate the premium qualification credit on the policy or layer anniversary if that day is a valuation date. If the policy or layer anniversary is not a valuation date, we will allocate the premium qualification credit on the next valuation date.

Premium Limitations

We reserve the right to refund any unscheduled premium during any policy year if the total premium paid:

o increases the difference between the death benefit and the accumulation value; and

o is more than 1% of the policy's face amount and more than three times the total of the monthly deductions for the previous policy year.

We also reserve the right to refund any unscheduled premiums that exceed $25,000 in any 12-month period. We will not refund any amount if doing so would cause the policy to enter the grace period before the next policy anniversary. The amount refundable will not exceed the net cash value of the policy.

If we believe any portion of a premium payment will cause a policy to become a Modified Endowment Contract, or MEC, under the tax laws, we will not accept that portion of the premium payment and will immediately notify you. We will refund the excess portion when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

o The premium payment would no longer cause the policy to become a MEC as of the date the refund is to be made; or

o We receive a signed acknowledgment from you before the refund date instructing us to process the premium notwithstanding the tax issues involved.

Alternatively, if the policy owner requests, we may agree to hold all or any portion of a premium for a reasonable length of time until the amount held can be applied to a Policy without causing it to be a MEC.

In the above cases, we will treat the excess premium as having been received on the date the excess premium would no longer create a MEC or the date we receive the signed acknowledgment. We will then process it accordingly. You may submit a written authorization to us with the premium instructing us to apply the premium to the policy even though applying that premium would cause the policy to become a MEC. In that event, we will treat such authorization as the signed acknowledgement noted above and will credit the net premium to the policy according to our regular premium allocation rules.

Continuation of Insurance

If you stop paying premiums, we will continue your policy at the face amount then in effect and with any additional benefits provided by rider, subject to the grace period and any premium requirements that may be in effect.


ALLOCATION OF NET PREMIUMS

In the application for your policy, you elect the initial allocation of the net premiums among the investment options. You may allocate net premiums to one or more investment options. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and the combined percentages must total 100%. In the future, we may limit the number of sub-accounts you may invest in. Currently, you may allocate your net premiums among any or all the sub-accounts* and the fixed account. The allocation percentages you elect will apply to all premiums we receive unless you change your premium allocation instructions to us.

* New net premiums or transfers may no longer be allocated to the AEGON/Transamerica JP Morgan Mid Cap Value sub-account.

You may change your premium allocation instructions at any time by sending us a written request or by exercising your telephone access privilege. Any premium allocation change will apply to all premiums we receive on or after the effective date of change. We reserve the right to charge a fee up to $25 for each premium allocation change, but we do not currently charge for allocation change requests. We will deduct any such fee from the accumulation value of the base policy on a pro-rata basis.

Your premium allocation election applies to all net premiums credited to your policy. Separate elections for each layer and the base policy are not permitted.

If mandated under applicable law, we may be required by the government to freeze access to the contract. This may require us to reject any payments, block your access to the contract value (i.e., disallow any requests for transfers, partial withdrawals, or surrenders), and withhold any death benefit payments until we receive instructions from the appropriate government regulator.

The accumulation value in each sub-account will vary with the investment experience of the portfolio in which the sub-account invests. You bear this investment risk. Investment performance may also affect the death benefit. You should review your allocations of premiums and accumulation value as market conditions and your financial planning needs change.

Initial Premium

The initial net premium will be credited to your policy no later than the second valuation date following the latest of:

o        the date we approve the issuance of the policy;

o        the policy date;

o        the date we receive the minimum initial premium; or

o the date we approve the final delivery requirement returned to us, if the policy was issued with delivery requirements.

Delivery requirements are any requirement that must be completed before the policy can become effective and before the policy may be delivered to you. Examples include any application amendment or additional evidence of insurability that we require. Except as otherwise provided in the conditional receipt, the policy will not become effective until after all delivery requirements are satisfied.

We may deduct from the initial net premium the amount of the monthly deductions due prior to allocating the remaining net premium to your policy's accumulation value.

Subsequent Premiums

We will credit subsequent net premiums we receive on the date we receive them. If the date we receive a premium is not a valuation date, we will allocate the net premium on the next valuation date.

Crediting of Net Premiums Before
Reallocation Date

If any net premium is credited before the reallocation date, any amounts you elected to allocate to the separate account will be initially allocated solely to the money market sub-account. On the reallocation date, we will reallocate the portion of the accumulation value in the money market sub-account among the sub-accounts that you elected. If the reallocation date is not a valuation date, we will make the reallocation on the next valuation date.

We will allocate any net premium credited to the policy on or after the reallocation date directly to the investment options you elected.


UNITS AND UNIT VALUES

Valuation of Units

We will allocate net premiums, transfers and any applicable premium qualification credits to the sub-accounts you have elected. All net premiums will be allocated according to the ALLOCATION OF NET PREMIUMS section.

Your policy will be credited with a number of units in a sub-account equal to the amounts allocated to that sub-account divided by the value of the applicable unit. The value of the applicable unit will be determined on the day the amount is allocated. If day we allocate the amount is not a valuation date, the value of the applicable unit will be determined on the next valuation date.

The number of units in a sub-account will remain fixed, unless:

a) increased by a net premium, premium qualification credit or a transfer allocated to the sub-account;

b) reduced because of a partial surrender, surrender penalty free withdrawal, surrender penalty, monthly deduction, policy loan, or other charges or fees allocated to the sub-account, or because of a transfer from the sub-account; or

c)   changed by a subsequent split of a unit value.

Any transaction described in b) above will result in the cancellation of a number of units that are equal in value to the amount of the transaction.

On each valuation date, we will value the assets of each sub-account and determine the value of each unit. Valuation is determined as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time) on each day the exchange is open. Valuation dates are Monday through Friday, except for certain holidays that the New York Stock Exchange is closed. These are Thanksgiving, Christmas, New Year's Day, Washington's Birthday, Good Friday, Martin Luther King, Jr. Day, Memorial Day, 4th of July, and Labor Day.

Unit Values

The unit values for all sub-accounts except the money market sub-account were initially set at $10.00. The unit value for the money market sub-account was initially set at $1.00. The unit value for a sub-account on any subsequent valuation date is equal to:

                                {(A x B) minus C}
                                        D
where

A is the number of shares of the underlying portfolio held by the sub-account at the end of the valuation date.

B is the net asset value (NAV) per share of the underlying portfolio as of the end of the valuation date, plus the per share amount of any capital gains or dividends declared on that valuation date.

C is a charge for each day in the valuation period equal to the net assets of the sub-account multiplied by the daily mortality and expense risk factor.
D is the number of units outstanding as of the end of the prior valuation date.

The unit value may increase or decrease from one valuation date to the next. You bear this investment risk. We reserve the right to change the method we use to determine the unit value, subject to any required regulatory approvals.

If we are required to pay federal taxes on the separate account, we reserve the right to deduct a charge for such taxes. We may reflect the amounts of such charges in calculation of the unit values.


ACCUMULATION VALUE

Determination of Accumulation Value

The base policy and each layer have separate accumulation values, a portion of which may be available to you by taking a loan, a surrender penalty free withdrawal or partial surrender, or upon surrendering the policy. The accumulation value may affect the amount of the death benefit.
The accumulation value of the base policy at the time the initial premium is accepted is equal to:

o        the initial net premium; minus

o        the monthly deduction(s) that start on the policy date.

The accumulation value of the base policy or a layer on any specified date after the initial premium is allocated to the policy is equal to the sum of:

o        the accumulation values in the separate account; plus

o the accumulation values in the fixed account, including the loan account, for the base policy or layer on that date.

Sub-Accounts

The portion of your accumulation value in sub-accounts to which you have allocated your net premiums or transferred amounts is equal to the value of the units in the sub-accounts credited to your policy times the number of such units.

Fixed Account

Amounts in the fixed account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us.

Loan Account

Amounts borrowed from the policy are transferred to the loan account. Amounts in the loan account do not vary with the investment performance of any sub-account. Instead, these amounts are part of the fixed account but credited with separate interest rates. The loan account is excluded from the value of the policy used to determine pro-rata allocations.

Partial Surrenders

At any time after the end of the free-look period, you may surrender a portion of the policy's value by sending us a written request. We will deduct the surrender amount and any surrender penalty from your investment options on the day we receive your surrender request in good order. If that day is not a valuation date, we will deduct the surrender amount and any surrender penalty from your investment options on the next valuation date.

In any policy year, the maximum amount that you may receive by partial surrender is:

o        the accumulation value of the policy; minus

o        any existing policy loans; minus

o        the sum of three monthly deductions; and minus

o the greater of $25 or the surrender penalty that would apply for a full surrender of the policy.

We will calculate the maximum partial surrender amount for the base policy and each layer in a similar manner.

If you request an amount larger than the maximum described above, we will treat it as a request for a full surrender.

We will allocate the partial surrender among the base policy and any layers based on the proportion that the maximum partial surrender amount for each bears to the total maximum of the partial surrender amounts available for the base policy and all layers. The amounts so allocated will be deducted from the accumulation value of the base policy or layer.

During the first 10 policy or layer years, or until the policy anniversary nearest age 100, whichever is earlier, we will assess a surrender penalty on any partial surrender amount that exceeds the amount eligible for the surrender penalty free withdrawal described below. This excess will be attributed first to the most recent layer, if any. To the extent the excess is greater than the face amount of the most recent layer, the remainder will be attributed to the next most recent layers in order, and then to the base policy.

For each layer where the amount attributed equals the face amount, the surrender penalty will be equal to A times B divided by C, below. For the base policy or layer to which any lesser amount is attributed, the surrender penalty will be equal to A times B divided by D below, but not more than A times B divided by C. For purposes of these calculations:

A    is the amount of the excess attributed to the base policy or layer;

B is the surrender penalty factor for the current policy or layer year, as applicable;

C    is 1000; and

D is 1000 minus the surrender penalty factor for the current policy or layer year, as applicable.

The surrender penalty factors vary by policy year and layer year and are shown in the policy data pages. However, if the sum of the surrender penalties for the base policy and any layers is less than $25, the surrender penalty will be $25.

After all surrender penalty periods have expired, we will assess a $25 transaction fee on any surrender amount that exceeds the amount eligible for a surrender penalty free withdrawal.

The surrender penalty will be deducted from the accumulation value of the newest layer. If the accumulation value of that layer is insufficient, the remainder will be deducted successively from the next most recent layer(s), and then from the base policy. After we have allocated the surrender amount and surrender penalty among the base policy and any layers, we will deduct the allocated amounts from your investment options on a pro-rata basis. We may permit you to specify the investment options from which the partial surrender and surrender penalties, if any, are to be deducted. Such specifications must be in a form and manner acceptable to us. If your policy has one or more layers on it, you will not be permitted to specify the investment options from which the partial surrender and penalties, if any, are to be deducted.

If you choose Death Benefit Option 1, we will also reduce the policy's face amount by:

o the surrender amount that exceeds the surrender penalty free withdrawal amount; plus

o any applicable surrender penalty (including partial surrender transaction fees). If you choose Death Benefit Option 3, we will also reduce from the policy's face amount by:

o        the surrender amount that exceeds the greater of:

a) the amount eligible for a surrender penalty free withdrawal; or

b) the cumulative gross premiums paid minus the sum of all previous surrenders and premium refunds; plus

o any applicable surrender penalty (including partial surrender transaction fees) on the amount that exceeds the amount eligible for a surrender penalty free withdrawal.

If the amount of the reduction exceeds the face amount of the most recent layer, the excess amount will reduce the face amount of the next most recently added layers, in order, and then the face amount of the base policy.

If the new face amount would be less than our minimum allowed, then we will not allow the partial surrender.

Surrender Penalty Free Withdrawals

After the first policy year, a portion of any partial surrender amount you request over $100 is available without surrender charges and without reductions in face amount. The amount available is:

o        10% of the accumulation value, minus

o 100% of the sum of all surrender penalty free withdrawals since the last policy anniversary.

This amount may not exceed the maximum amount available as a partial surrender.

There may be important tax consequences of making a partial surrender of the policy. Consult with a tax adviser regarding these tax consequences.


NONFORFEITURE OPTION - FULL
SURRENDER

You may surrender the policy at any time for its net cash value. The surrender penalty for a full surrender of the policy is equal to the surrender penalty, if any, for the base policy, plus the surrender penalty, if any, for each layer.
We will process the surrender on the day we receive your written request in good order. If that date is not a valuation date, then the request will be effective on the next following valuation date.

There may be important tax consequences of taking a full surrender of the policy. Consult with a tax adviser regarding these tax consequences.


POLICY LOANS

You may borrow any portion of the net cash value of the policy. We will process a loan on the day we receive your loan request in good order. If that day is not a valuation date, we will process the loan on the next valuation date.

We will require the written consent of any irrevocable beneficiaries.

The following terms and conditions apply to policy loans:

o The maximum loan amount for the policy is equal to the policy's accumulation value minus the total of:

a)       any outstanding loan(s) on the policy; plus

b)       interest on the amount of the loan to the end of the policy year; plus

c) the surrender charges that would be assessed on a full surrender of the policy or, if greater, the amount of two monthly deductions for the base policy and for all layers.
     We will calculate the maximum loan amount for the base policy and each layer in a similar manner.

o Interest on loans is due in advance each year on the policy anniversary. The annual effective loan interest rate is 6.25% (5.88% in advance) during the first ten policy years and 4.25% (4.07% in advance) thereafter. We may charge lower rates than these rates. We will never charge higher interest rates. Currently, we charge 6.00% (5.66% in advance) during the first ten policy years and 4.00% (3.84% in advance) thereafter. If you do not pay interest when it is due, we will add the amount of the interest to the loan.

We will allocate the net loan amount to the base policy and any layers in the same proportion the maximum loan amount for each bears to the total of the maximum loan amounts for the base policy and all layers. We will then deduct the allocated amount from the base policy's or layer's investment options on a pro-rata basis, unless you specify, in a form and manner acceptable to us, the investment options to which you want to allocate the net loan amount. We will transfer the net loan amount to the loan account.

If there are no layers on your policy, we will allow you to specify the investment options from which the loan should be deducted. Loan interest is always deducted pro-rata. If there are any layers on your policy, all loans will be allocated pro-rata, as described above.

If the insured dies, we will deduct the outstanding loan from the death benefit before we pay the death benefit to the beneficiary.

We will credit interest with respect to outstanding loans at a rate equal to 4% per year. Interest credited during a policy month with respect to outstanding loans may be transferred from the fixed account to the sub-accounts beginning on the next monthly policy date (the day after the end of the policy month). During the first three policy months following the policy month in which such interest with respect to outstanding loans was earned, we do not restrict the transfer of such interest to the sub-accounts. After the end of the third policy month, however, the normal limits on the amounts and frequency of transfers from the fixed account will apply. The loan account is part of the fixed account. The loan account includes outstanding loans.

Interest earned with respect to outstanding loans is segregated within the fixed account during the policy month in which such interest is earned. Such segregated interest earnings are not included in the calculation of pro-rata allocations. Monthly deductions and other transactions are not allocated to such segregated interest earnings.

Loan Repayment

You may repay any part of an outstanding loan at any time while the insured is living. We will allocate the loan repayment on the day we receive it. If that day is not a valuation date, we will allocate it on the next valuation date.

If you want to make a loan repayment, you must tell us that the payment you send us is for that purpose. Unless your payment is clearly marked as a loan repayment, we will assume it is a premium payment if it is received before the policy anniversary nearest age 100. When we receive a loan repayment, we will apply it to reduce the outstanding balance in the loan account. The loan repayment will be allocated first to the most recent portion of the outstanding loan, and then to the next most recent portions in order. For each such portion of the loan being repaid, the loan repayment is first allocated to the portion of that loan amount in the base policy, and then successively to any layers in the order of their layer dates. After we have allocated the loan repayment among the base policy and any layers, we will allocate those amounts to your investment options according to the allocation percentages provided in the most recent premium allocation election we have received from you.

Your policy will not automatically lapse if you do not repay a loan. However, it will enter the grace period if the accumulation value less any outstanding loans is not large enough to cover the monthly deduction due or if the net cash value is less than any loan interest due that is not paid in cash.

You may pay loan interest due in cash. We will treat the payment as a loan repayment if you clearly identify the payment as a loan repayment or a payment of loan interest due. Loan interest for each year is added to your loan. We will deduct the loan interest from your investment options on a pro-rata basis, and then transfer the loan interest to the loan account. The loan interest deduction and transfer will be effective on the policy anniversary. If the policy anniversary is not a valuation date, the loan interest deduction and transfer will be effective on the next valuation date. Any loan interest paid in cash will be applied to the loans in the order in which they were made.

Effect of Policy Loans

Policy loans will affect the accumulation value and net cash value, and may permanently affect the death benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the underlying portfolios in which the sub-accounts are invested is less than or greater than the interest credited to the portion of the policy in the fixed account that secures the loan.

We will deduct any outstanding policy loan from the proceeds payable when the insured dies or from a full surrender.

The policy will enter the grace period and may lapse at the end of that period if the accumulation value less any outstanding loan is not large enough to cover the monthly deduction due or if the net cash value is less than the loan interest due that is not paid in cash. As a result, increases in the outstanding loan and/or decreases in the accumulation value may make it more likely that your policy will lapse. Assuming you do not make loan repayments, the outstanding loan will increase if you receive additional loan amounts from your policy. The outstanding loan amount will also increase if you do not pay loan interest due in cash. Monthly deductions reduce your accumulation value. Your accumulation value, net of outstanding loans, will decrease if you take additional loans from your policy or you take partial surrenders from your policy or, in certain situations, you decrease the face amount of your policy. The accumulation value in a sub-account on the policy may decline based on the investment performance of the underlying portfolio.

In the event the policy lapses or is otherwise terminated while a policy loan is outstanding, the policy loan will be treated as cash received from the policy for income tax purposes. Any cash received, that is, the outstanding policy loan plus any other accumulation value less surrender penalties in excess of the policy's tax basis, should be taxable as ordinary income.

For a discussion of the federal tax considerations of policy loans, see FEDERAL TAX CONSIDERATIONS - Policy Loans.


LAPSE & REINSTATEMENT

Grace Period

During any required premium period, a grace period is a period of 61 days starting on:
o a policy or layer anniversary on which the cumulative required premiums for the base policy or layer, respectively, have not been paid; or

o a monthly policy date when the policy's accumulation value minus any existing loan is less than the total monthly deduction due.

During the required premium period for the base policy or a layer, failure to pay sufficient premium to meet the cumulative required premium amounts will cause your policy to enter the grace period, even if the accumulation value minus any existing loan is greater than the monthly deductions and the next cash value is greater than any loan interest due.

After the end of all required premium periods and before the policy anniversary nearest age 100, a grace period is a period of 61 days beginning on a monthly policy date when the policy's accumulation value minus any existing loan is less than the total monthly deduction.

Additionally, a grace period is a period of 61 days starting on a policy anniversary on which any loan interest due has not been paid in cash, and the policy's net cash value is less than the loan interest due.

If the policy enters the grace period, we will let you know by sending a notice to your last known address. The notice will state the amount you must pay to keep the base policy and any layers in force. You must pay this amount before the grace period ends. If you do not pay enough, the policy will lapse at the end of the 61 day grace period. If there is any net cash value remaining at the end of the grace period, we will apply it to the nonforfeiture option.

During the grace period, we will not charge interest on the amount due. If the insured dies during the grace period and before you pay the amount due, we will subtract from the death benefit the amount required to provide insurance to the date the insured died.

Reinstatement

If the policy lapses, it may be reinstated provided it was not surrendered. To reinstate the policy, you must meet the following conditions:

o You must request reinstatement in writing within three years after the date of lapse and before the policy anniversary nearest age 100.

o The insured must submit evidence of insurability satisfactory to us.

o If any loans existed when the policy lapsed, you must repay or reinstate such loans. We may charge interest, compounded annually, at a rate of 6.25% (5.88% in advance) from the date the policy lapsed to the reinstatement date on the amount of any loans you reinstate or repay. We do not currently assess this interest charge. Any loan interest due after the effective date of reinstatement will be at the effective annual rate for the policy year during which the interest is due.

o The reinstated policy will be subject to the minimum premium requirement during the required premium period. Any increase in the face amount of the base policy will also be subject to the minimum premium requirement during the layer's required premium period. The required premium period will be calculated from the original policy date or the original layer date. It does not start over.

     If the policy lapsed during any required premium period and is reinstated in a different policy or layer year, you must pay a premium large enough to meet the minimum premium requirement at the time of reinstatement. We may charge interest at an annual rate of 6.00%, compounded annually, from the date the policy lapsed to the date of reinstatement on the amount needed to meet the minimum premium requirement at the time of reinstatement. We do not currently assess this interest charge. If the policy lapsed after any required premium period, or if the policy lapsed during a required premium period and is reinstated in the same policy or layer year, you must pay a premium large enough to cover two monthly deductions due when the policy lapsed and three monthly deductions due when the policy is reinstated. The amount equivalent to two monthly deductions due when the policy lapsed will be used to reimburse us for the insurance provided during the grace period.

o You must repay any net cash value given to you at the time of lapse, with interest. . We may charge interest at an annual rate of 6.00%, compounded annually, from the date the policy lapsed to the date of reinstatement on the net cash value paid to you at the time of lapse that is repaid at the time of reinstatement. We do not currently assess this interest charge.

o Any applicable surrender penalties in effect for the reinstated policy or layer will be calculated from the original policy date and layer dates, as applicable.

The effective date of a reinstatement will be the date we approve your request. We will resume taking monthly deductions for the policy as of the monthly policy date nearest the date we approve your request for reinstatement. If a person other than the insured is covered by any attached rider, that person's coverage will be reinstated under the reinstatement terms of such rider.

The accumulation value of the reinstated policy will be:

o        any surrender penalty assessed at the time of lapse; plus

o        any net cash value we paid to you at the time of lapse; plus

o        any loan repaid or reinstated; plus

o        any net premium you pay at reinstatement; minus

o        any monthly deductions due at the time of lapse.

We will allocate any loan repaid and any net premium you pay at reinstatement according to the most recent premium allocation election we have received from you. We will restore any surrender penalty assessed at the time of lapse. We will allocate any restored surrender penalty and any net cash value you repay at reinstatement between the base policy and any layers in the same proportion as these amounts were deducted at the time of lapse. We will then allocate the base and layer amounts among your investment options in the same proportion as these amounts were deducted at the time of lapse.
We will allocate the amount you pay within one valuation date after the later of:

o        the valuation date that we approve the reinstatement; or

o    the valuation date that we receive the required premium and other payments.

     OTHER BENEFITS

Other benefits are available under the policy by riders or endorsements attached to the policy. Any costs of these riders become part of the monthly deductions, unless we specify otherwise. Benefits provided by the riders and endorsements are payable only if the policy and the rider or endorsement is in force at the time the benefit is exercised. All riders and endorsements may not be available in all jurisdictions, and the names of the riders and endorsements may vary by jurisdiction.


Accident Indemnity Rider


This rider provides an accidental death benefit if the insured dies as a result of accidental bodily injury while the rider is in force. The accidental death benefit under the rider is in addition to any death benefit under the policy. The rider is available for insureds who meet our underwriting requirements and are between the ages of 5 and 65 on the rider date. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result.


Full Death Benefit Rider


The Full Death Benefit Rider provides for the continuation of the full death benefit after the policy anniversary nearest age 100, if the policy is still in force at the policy anniversary nearest the insured's age 100. The death benefit option after age 100 will remain the same as the option as defined on the policy anniversary nearest the insured's age 100. This rider is available only at the time the policy is issued. Monthly deduction charges for this rider are assessed during policy years when the insured is between attained ages 90 and 99.


Guaranteed Insurability Rider


This rider allows you to apply for additional insurance on the insured without providing evidence of insurability. The rider is available to insureds between the ages of 16 and 33 who meet our underwriting requirements on the rider date. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result. You may apply for the additional insurance on the available option dates and such insurance may be on any plan of level premium, level face amount whole life, endowment or flexible premium life insurance we are offering on the option date. The additional insurance may be issued as a new layer on your TransUltra VUL policy.


Insurance on Children Rider


This rider provides for a term insurance benefit to be paid if a covered child dies before his or her 25th birthday and before the policy anniversary nearest the insured's age 65. It is available on insured's children who meet our underwriting requirements and are between the ages of 16 and 55 on the rider date. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result.


The term insurance is convertible to a permanent plan of insurance we make available for this purpose when the child reaches age 25 or the policy anniversary nearest the insured's 65th birthday, provided the rider is in force on those dates.


Waiver Provision Rider


This rider provides that we will waive each monthly deduction due if the insured becomes totally disabled after the insured's 10th birthday. While monthly deductions are being waived, premium payments are not required. The rider is available to insureds who meet our underwriting requirements and are between the ages of 16 and 55 on the rider date. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result. For purposes of this benefit, a disability is considered to be total when the insured becomes so disabled by injury or disease that he or she is unable to perform substantially all of the material duties of any gainful work for which the insured is, or becomes, fitted by reason of education, training or experience. The definition of total disability may vary by state. We will not pay any benefit under the rider if the insured's total disability results directly or indirectly from conditions or activity specifically excluded in the rider.


Accelerated Death Benefit Option Endorsement


This endorsement is intended to provide for the payment of a qualified accelerated death benefit if we receive satisfactory evidence that the insured has a terminal illness that is expected to result in the insured's death within 12 months. Any accelerated death benefit amount payable will be a minimum of $10,000 up to a maximum amount of $250,000 or 75% of the death benefit under the policy, whichever is less.


This endorsement will be added to your policy at issue as long as the endorsement is approved in the state in which you apply for the policy and the face amount of your policy is at least $50,000. There is no charge for the endorsement unless the accelerated death benefit option is exercised. When an accelerated death benefit is paid, we will deduct an administrative charge of $250 from each accelerated death benefit payment.


Exercising the accelerated death benefit option will permanently affect the remaining death benefit under the policy, resulting in a reduction of the policy's accumulation value and a decrease in the net single premium and the guideline premium limits.


Benefits paid under this endorsement may be taxable in certain situations. As with all tax matters, you should consult a tax adviser to assess the impact of this benefit on you and the policy


Automatic Premium Loan Endorsement


The Automatic Premium Loan Endorsement will be added to your policy if you request it on the application. We may allow you to add the endorsement at a later date. There is no charge for adding this endorsement.


If the endorsement is in effect on your policy, then, if any portion of the required premium remains unpaid at the end of the grace period, we will make an automatic premium loan to pay the required premium. The policy must have sufficient net cash value to pay both the required premium due and the interest due on the loan.


The endorsement is only effective during the required premium period for the base policy or any layer.


Endorsement to Modify Grace Period


The Endorsement to Modify Grace Period allows your policy to remain in force during a specified number of years even if the accumulation value of the policy is insufficient to cover the monthly deductions due, subject to the terms of the endorsement. This endorsement is added automatically to your policy if your policy is issued with a level death benefit option.


While there is no direct charge for this endorsement, this endorsement must be kept in force by meeting the terms of the endorsement and paying sufficient premiums to meet the select monthly premium requirement during the specified number of years, also referred to as the select period.


Extra Surrender Penalty Free Withdrawal Endorsement


After the first policy year, if the insured is diagnosed with a critical care condition as specified in the endorsement, this endorsement allows you to take an extra 10% of the policy value in addition to the standard penalty free withdrawal amount, without the application of any surrender penalty. There is no additional charge for this endorsement.


There may be important tax consequences if an extra surrender penalty free withdrawal under this endorsement is taken. Consult a tax adviser regarding this endorsement.


Full Policy Surrender Penalty Waiver Endorsement


This endorsement provides that surrender penalties will be waived in the event the policy is fully surrendered during the first five policy years. You may request this endorsement on your application for the policy. The endorsement is only available with our consent and only at the time the policy is issued. Generally, we may consent to adding this endorsement to your policy only if your application stipulates that your required premium per year on the policy is at least $100,000 per year for each of the first five policy years, among other criteria. There is no additional charge for this endorsement.


Option for Additional Insurance Endorsement


This endorsement will be added to your policy if the insured is between the ages of 16 and 65 on the policy date and meets our underwriting requirements for this endorsement. There is no charge for the endorsement and adding the endorsement will not increase the monthly deductions or the monthly no-lapse premiums on your policy.


While this endorsement is in force, you may request us to issue additional insurance on the first, second or third policy anniversary, subject to the terms of the endorsement, up to a maximum amount the original face amount, or $100,000, whichever is less.


If the insured is 50 years old or less on the policy date, no evidence of insurability will be required if you exercise the option for additional insurance. If the insured is between the ages of 51 and 65 on the policy date, we will require certain evidence of insurability before we will approve the request to exercise the option for additional insurance.


The additional coverage will be issued as a new TransUltra VUL policy or, if you request, as a new layer of coverage on your current policy. The new policy or layer, as applicable, will be dated and effective on the chosen option date.


Surrender Penalty Deferral Endorsement


This endorsement allows you, on a one-time basis, to defer the surrender penalty due the first time you request a decrease in the face amount on or after the fifth policy anniversary. If approved in the state in which you apply for the policy, this endorsement will be added to your policy if you request it on the application and your required premium per year on the policy is $50,000 per year for the first 5 policy years.


There is no charge for this endorsement. It can only be added to your policy when it is issued. You may pay the premium in advance, subject to the Premium Limitations provisions of the policy.

If you subsequently request another decrease in face amount or request a full or partial surrender during the surrender penalty period for any coverage segment on which the surrender penalties were deferred, we will assess the surrender penalty due under the original face amount (not the reduced amount) plus the surrender penalty due from this subsequent transaction.


CHARGES AND DEDUCTIONS

The following charges will apply to your policy under the circumstances described. Some of these charges apply throughout the policy's duration. Other charges apply only if you choose certain options under the policy. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policies. Services and benefits provided by us include:

o        the death benefits, cash and loan benefits provided by the policy;

o        investment options, including net premium allocations;
o        administration of various elective options under the policy; and

o        the distribution of various reports to policy owners.

Costs and expenses incurred by us include:

o        those associated with underwriting applications and riders;

o various overhead and other expenses associated with providing the services and benefits related to the policy;

o        sales and marketing expenses; and

o other costs of doing business, such as federal, state and local taxes, premium taxes and other taxes and fees.

Risks assumed by us include the risks that insureds may live for a shorter period of time than estimated resulting in the payment of greater death benefits than expected, and that the costs of providing the services and benefits under the policies will exceed the charges deducted.

Administrative Charge

Each time you make a premium payment to us, we impose a charge equal to 7% of the premium payment for policies with a face amount under $5,000,000, 6.5% for face amounts between $5,000,000 and $9,999,999, and 6.25% for face amounts of $10,000,000 and over. The administrative charge is designed to help offset our state and local premium taxes, federal income tax treatment of deferred acquisition costs, as well as a portion of the distribution costs associated with the policies.

Surrender Penalty

During the first 10 policy years, and the first 10 layer years for each layer, or until the policy anniversary nearest age 100, whichever is earlier, we will assess a surrender penalty on (a) any surrender amount that exceeds the amount eligible for a surrender penalty free withdrawal, and/or (b) a decrease in face amount. Separate surrender penalty factors and surrender penalty periods apply to the base policy and to each layer. The minimum surrender penalty is $25.

A layer year is a twelve month period beginning on the effective date of a layer, and each twelve month period thereafter. After the 10th policy year or, as applicable, layer year, we assess a $25 charge for partial surrenders in excess of the amount that would be eligible for surrender penalty free withdrawal during the surrender penalty period. We deduct the surrender penalty from the base policy or layer accumulation value. The surrender penalty is a factor times each $1,000 of the face amount of the base policy or layer. The surrender penalty factor for a policy depends on:

o the insured's age at issue, or age on the layer date for each layer as applicable, gender, smoker or non-smoker status, and underwriting risk classification as determined separately for the base policy and each layer, respectively; and

o        how many years the policy and each layer, if any, have been in force.

The surrender penalty that will apply on a full surrender of the policy is the total of the surrender penalty calculated for the base policy and the surrender penalty calculated for each layer, if any. To calculate the surrender penalty for the base policy that will apply on a full surrender of the policy, you (a) divide the face amount of the base policy by $1,000 and (b) multiply that result by the surrender penalty factor for the policy year in which the surrender occurs. To calculate the surrender penalty that will apply on a full surrender of the policy for each layer, you (a) divide the face amount of the layer by $1,000 and (b) multiply that result by the surrender penalty factor for the layer year in which the surrender occurs.

The surrender penalty factor for the base policy generally decreases each policy year on the policy anniversary until it is zero after 10 policy years. The surrender penalty factor for a layer generally decreases each layer year on the layer anniversary until it is zero after 10 layer years.

An example of how to calculate the surrender penalty amount is provided in APPENDIX C - SURRENDER PENALTY.

The surrender penalty factors are shown in the policy data pages for the policy.

See also Surrender Penalty Deferral Endorsement.

The surrender penalty is intended to help us recover a portion of our first year acquisition expenses and sales expenses, including commissions.

Partial Surrender Transaction Fee

After the 10th policy or, as applicable, layer year, we will assess a $25 transaction fee on any surrender amount that exceeds the amount eligible for a surrender penalty free withdrawal.

Premium Allocation Change Charge

When you apply for your policy, you elect the allocation of your premium payments, net of administrative charges among the investment options available under the policy. You may change your allocation by giving us written notice or by exercising your telephone access privilege.

We reserve the right to impose a charge of up to $25 for each change you make in premium allocations for new net premiums. We will deduct such charge from the accumulation value of the base policy on a pro rata basis. Currently, we do not impose this charge.

The charge is designed to recover the administrative expenses associated with processing changes in allocation elections.

Monthly Deductions Allocation Election Change Charge

You may elect to allocate your monthly deductions among specific investment options on your policy. You may make this election at the time of application for the policy or at a later date after the policy is issued. You may change your election by giving us written notice or by exercising your telephone access privilege.

We reserve the right to impose a charge of up to $25 for each change you make in allocations for monthly deductions. We will deduct such charge from the accumulation value of the base policy on a pro-rata basis. Currently, we do not impose this charge.

The charge is designed to recover the administrative expenses associated with processing changes in monthly deductions allocations elections.

Transfer Fee

We will not charge you for the first 18 transfers you make during a policy year. If you make more than 18 transfers during a policy year, we may charge you up to $25 for each additional transfer. Currently, we may charge you $10.00 for each additional transfer.

This fee is designed to cover our administrative expenses associated with processing more transfers than our other fees and charges for administrative expenses are designed to offset.

Additional Illustrations Charge

Upon written request at any time, we will send you an illustration of your policy's benefits and values. There is no charge for the first illustration in each policy year. We reserve the right to charge up to $25 for each additional illustration you request in a policy year. We will deduct any such fee from the accumulation value of the base policy on a pro-rata basis.

This charge is designed to recover the administrative expenses associated with providing such additional illustrations.

Accelerated Death Benefit Rider Charge

If the Accelerated Death Benefit Rider is in effect on your policy and you receive an Accelerated Death Benefit payment, we will deduct an administrative fee of $250 from each payment you receive.

The administrative fee is designed to help us recover the expenses associated with gathering, reviewing, and evaluating the information necessary to approve your request, as well as the expenses associated with processing the payment.

Reinstatement Interest Charges

If your policy lapses and you subsequently reinstate it, you may incur interest charges if:

o        you had an outstanding loan when the policy lapsed;

o    you must pay us an amount necessary as a required premium per year; and/or

o you must pay us the net cash value we paid to you at the time the policy lapsed.

Although we do not currently assess such interest charges, we may charge interest:

o for an outstanding loan at an effective annual rate of 6.25% (5.88% in advance) for the period from the date the policy lapsed to the date the loan is repaid or reinstated under the REINSTATEMENT provisions; and/or

o for the required premium per year and for the net cash value paid back to us at an effective annual rate of 6%.

These interest charges are designed to help us recover the expenses we incur to underwrite and process the reinstatement request, as well as to help offset the reduction in surrender penalty factors from the date the policy lapsed to the date of reinstatement.

Mortality and Expense Risk Charge

We impose a daily charge at an effective annual rate of 0.25% of the average daily net asset value of each sub-account. The charge is reflected in the calculation of the daily unit value. This charge compensates us for assuming mortality and expense risks.

The mortality risk we assume is that insureds may live for a shorter time than anticipated. If this happens, we will pay more net death benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the policies will exceed those compensated by the administration charges in the policies.

Monthly Deduction

Beginning on the policy date and on each subsequent monthly policy date, we will determine and assess the monthly deduction for that policy month. If that date is not a valuation date, we will take the monthly deduction on the next valuation date. The monthly deduction is the sum of the monthly deduction for the base policy and the monthly deduction for each layer. The monthly deduction will continue to the policy anniversary nearest the insured's 100th birthday, and we will not take any further monthly deductions after this date.

The monthly deduction is a set of charges we assess for various expenses related to the issuance of a policy, the cost of life insurance, the cost of any optional benefits and administrative expenses. We may realize a profit from the monthly deduction.

The monthly deduction for the base policy is equal to the sum of four charges:

o the monthly deduction rate for the base policy, times .001, times the difference between the death benefit and the accumulation value of the base policy on the applicable monthly policy date; plus

o        the policy fee; plus

o the monthly expense charge per thousand for the base policy, times .001, times the face amount of the base policy; plus

o        the monthly deduction for any riders.

The monthly deduction for each layer is equal to:

o the monthly deduction rate for the layer, times .001, times the difference between the death benefit and the accumulation value of the layer on the monthly layer date; plus

o the monthly expense charge per thousand for the layer, times .001, times the face amount of the layer.

Beginning with the policy anniversary nearest the insured's 100th birthday, we will not take any further monthly deductions.

On each monthly policy date, we will take the monthly deduction for that policy month. If the monthly policy date is not a valuation date, we will take the monthly deduction on the next valuation date. The monthly deduction for the base policy and for each layer is taken from the applicable accumulation value. If the monthly deduction amount for a layer exceeds the layer's accumulation value minus any outstanding loan, the excess portion of the monthly deduction for the layer will be taken first from the accumulation value of the most recently added layers, in order, and then from the base policy.

The amount of the monthly deduction taken from the accumulation value of the base policy and any layers will be deducted from your investment options within the base policy or layer on a pro-rata basis, unless you specify, in a form and manner acceptable to us, the investment options from which you want the monthly deductions taken. A monthly deductions allocation election will not be effective before the Reallocation Date and may not be available in all jurisdictions.

On or after the Reallocation Date, you may allocate your monthly deductions among the investment options we make available from time to time. The monthly deductions allocation percentages you elect must be whole numbers. The total allocation to all elected investment options must equal 100%. We may limit the number of investment options to which you may allocate your monthly deductions. Your monthly deductions election applies to the base policy and all layers. The monthly deduction allocation percentages you elect will apply to all monthly deductions taken on or after the valuation date on which we receive your request, unless you provide us with a change to your monthly deductions allocation election.

While your monthly deductions allocation election is in effect, we will take your monthly deductions on a pro-rata basis, rather than in accordance with your monthly deductions allocation election, if:

1) the monthly deduction amount for a layer exceeds the layer's accumulation value minus any existing loan; or

2) the value in any of the investment options on any layer or the base policy is less than the amount of the monthly deduction allocated to that investment option.

We will not notify you if your specified monthly deductions allocation cannot be supported by the accumulation value in your investment options. It is your responsibility to monitor the policy values and allocate sufficient accumulation value to the investment options from which the monthly deductions are to be taken.

You may change your election by providing us with a written request or, if the Telephone Access Privilege is available on your policy, by telephone instruction to us.

This deduction is a charge we assess for various expenses related to the issuance of a policy, the cost of life insurance, the cost of any optional benefits and administrative expenses. We may realize a profit from the monthly deductions.

Monthly Deduction Rate: This is the rate used to calculate a portion of the monthly deduction on the base policy and on each layer, respectively.

The monthly deduction rates may differ for the base policy and for each layer.

The monthly deduction rates will depend on:

o        the total of the face amount of the base policy and of all layers;

o        the insured's gender;

o the insured's smoker or nonsmoker status as determined by us for the base policy and, separately, for each layer, respectively;

o the insured's class of risk, including any extra ratings as determined by us for the base policy and, separately, for each layer, respectively; o the number of years that the policy and each layer, respectively, have been in force; and

o        the insured's age at issue or on each layer date, respectively.

The maximum monthly deduction rates are based on the 1980 Commissioners Standard Ordinary table for gender distinct, smoker distinct, age nearest birthday rates, adjusted for extra ratings.

A table of guaranteed maximum monthly deduction rates for the policy is shown in the policy data pages. We may use rates lower than these guaranteed maximum monthly deduction rates. We will never use higher rates.

Any change in the monthly deduction rates will be prospective and will be subject to our expectations as to future cost factors. Such cost factors may include, but are not limited to, mortality, expenses, interest, persistency, and any applicable federal, state and local taxes.

The monthly deduction rates in effect for the base policy and for each layer, respectively, at the time they are issued, are guaranteed not to be increased during the first ten policy or layer years for policies covering insureds who were 16-80 years old on the policy date or the layer date, and during the first five policy or layer years for policies covering insureds who were 81-89 on the policy date or the layer date.

Policy Fee: On each monthly policy date, we deduct a policy fee as a part of the monthly deduction for the base policy. Currently, this monthly fee is $6. We reserve the right to change this fee, but we guarantee it will never be more than (a) $6 per month during the first ten policy years for issue ages 16-80 or during the first five policy years for issue ages 81-89, or (b) $10 per month thereafter. There are no policy fees for layers.

Monthly Expense Charge Per Thousand: The monthly expense charge per thousand varies by policy. The charge for a policy is based on:

o        the face amount of the base policy;

o        the face amount of each layer, respectively, if any;
o        the age of the policy or layer, if any;

o        the insured's gender;

o the insured's smoker or nonsmoker status as determined by us for the base policy and, separately, for each layer, respectively;

o the insured's class of risk as determined by us for the base policy and, separately, for each layer, respectively; and

o the insured's age at issue (or age on layer date, for each layer, respectively).

The monthly expense charge per thousand may differ for the base policy and for each layer.

Monthly Deduction for Riders: Additional benefits are available by riders to your policy. The fees for these optional riders pay for the cost of these additional benefits. The monthly deduction for riders is deducted from the accumulation value of the base policy.

o Accident Indemnity Rider - The charge for this rider is part of the monthly deduction during the policy years during which the rider is in effect. The rider terminates on the policy anniversary nearest the insured's 70th birthday, if not terminated sooner. The monthly deduction rate for the rider varies by issue age (age on the layer date for each layer, respectively). The charge is equal to the monthly rate for the rider times the number of thousands of coverage amount under the rider.

o Full Death Benefit Rider - The fee for this rider is part of the monthly deduction during the policy years when the insured is between the attained ages of 90 and 99. Currently, the monthly rate for the rider is equal to $0.10 per $1,000 of net amount at risk on the base policy and on each layer, respectively. The guaranteed monthly rate for the rider is equal to $1.00 per $1,000 of new amount at risk on the base policy and on each layer, respectively.

o Guaranteed Insurability Rider - The charge for this rider is part of the monthly deduction during the policy years during which the rider is in effect. The rider will terminate on the policy anniversary nearest the insured's 40th birthday, if it has not been terminated sooner. The monthly deduction rate varies based on the issue age and, in California, by the gender of the insured. The monthly rate is applied to the number of thousands of insurance which may be elected under the rider. If the Waiver Provision Rider is issued on the base policy, Waiver Provision must also be issued on the Guaranteed Insurability Rider. An additional charge is assessed for this, and the rates for the additional charge vary by gender and issue age.

o Insurance on Children Rider -The charge for this rider is part of the monthly deduction during the policy years during which the rider is in effect. The rider will terminate on the policy anniversary nearest the insured's 65th birthday, if not terminated sooner. The monthly deduction rate for the rider is equal to $0.45 for each unit of coverage (one unit is $1,000) elected.

o Waiver Provision Rider - The charge for this rider is part of the monthly deduction during the policy years during which the rider is in effect. The rider will terminate on the policy anniversary nearest the insured's 60th birthday, if not terminated sooner. The charge is equal to the monthly deduction rate times the number of thousands of net amount at risk on the base policy and on each layer, respectively. The rate varies by the insured's attained age, gender, and smoker or nonsmoker classification on the base policy.

Net Loan Interest Charge

The net loan interest charge is the difference between the loan interest rate charged and the rate at which we credit interest with respect to an outstanding loan. Interest on loans is due in advance each year to the next policy anniversary. Loan interest is charged in advance when the loan is first taken and, thereafter, on each policy anniversary while the loan is outstanding. The annual effective loan interest rate charged varies by policy year. The annual effective loan interest rate is 6.25% (5.88% in advance) during the first ten policy years and 4.25% (4.07% in advance) thereafter. We may charge lower rates than these rates. We will never charge higher interest rates. Currently, we charge 6.00% (5.66% in advance) during the first ten policy years and 4.00% (3.84% in advance) thereafter. If you do not pay interest when it is due, we will add the amount of the interest to the loan.

In addition, interest with respect to outstanding loans is credited to the policy accumulation value while a loan is outstanding. Such interest is earned daily at an annual effective rate of 4.00% in all policy years on both a guaranteed and a current basis. The net effective annual loan interest rate charges vary by policy year. On a guaranteed basis, the net loan interest charge in policy years 1-10 is 2.25% (6.25% minus 4.00%) and in policy years 11 and later it is 0.25% (4.25% minus 4.00%). On a current basis the net loan interest charge in policy years 1-10 is 2.00% (6.00% minus 4.00%) and in policy years 11 and later it is 0.00% (4.00% minus 4.00%).

Portfolio Expenses

The value of the units of the sub-accounts will reflect the management fee and other expenses of the portfolios in which the sub-accounts invest. The management fees and other expenses of the portfolios are listed above under the Table of Portfolio Expenses. The prospectuses and statements of additional information of the portfolios contain more information concerning the fees and expenses.

Possible Tax Charge

No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we reserve the right to deduct a charge for such taxes from your policy. We may reflect the amount of such taxes in the calculation of the unit values.


FEDERAL TAX CONSIDERATIONS

The following is a summary of federal tax considerations for U.S. persons based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the policy owner is a corporation. You should consult a qualified tax adviser to apply the law to your circumstances.

Transamerica Occidental Life Insurance Company and the Separate Account

Transamerica is taxed as a life insurance company under Subchapter L of the Code. We do not currently charge for any income tax on the earnings or realized capital gains in the Separate Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the separate account.

Under current laws, we may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the separate account, we may charge for such taxes.

Taxation of the Policies

We believe that the policies described in this prospectus are life insurance contracts under Code Section 7702. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the accumulation value to the death benefit. As life insurance contracts, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. Also, any increase in accumulation value should not be taxable until received by you or your designee, unless the policy is a modified endowment contract. In the absence of any guidance from the Internal Revenue Service, or IRS, on the issue, we believe that providing an amount at risk after age 99 in the manner provided at age 99 should be sufficient to maintain the excludability of the death benefit after age 99. However, this lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain and may include taxation of the gain in the policy at age 100 or the taxation of the death benefit in whole or in part.

Federal tax law requires that the investment of each sub-account funding the policies is adequately diversified according to Treasury regulations. We believe that the portfolios currently meet the Treasury's diversification requirements. We may, to the extent permissible under applicable laws, regulations and/or the provisions of the policy, make necessary and appropriate modifications to the policy, or to our administrative rules, to prevent a policy owner from being treated as the owner of any assets of the separate account and from being taxed directly on the income of such assets.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which policy owners may direct their investment assets to divisions of a separate investment account without being treated as the owner of such assets who is taxed directly on the income from such assets. Regulations may provide such guidance in the future. The policies or our administrative rules may be modified as necessary to prevent a policy owner from being treated as the owner of any assets of the separate account who is taxed directly on their income.

A surrender, partial withdrawal, surrender penalty free withdrawal, distribution, change in the death benefit option, change in the face amount, lapse with policy loan outstanding, or assignment of the policy may have tax consequences. Within the first fifteen policy years, a distribution of cash required under Code Section 7702 because of a reduction of benefits under the policy may be taxable to the policy owner as ordinary income. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each insured, policy owner or beneficiary.

Withholding

If all or part of a distribution from the policy is includible in gross income, with the exception of the amounts that represent eligible rollover distributions from pension plans, which are subject to mandatory withholding of 20% for federal tax, the Code requires us to withhold federal income tax unless the policy owner elects, in writing, not to have tax withholding apply. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes.

If payments are delivered to foreign countries, however, the tax withholding rate will generally be 10% unless you certify to us that you are not a U.S. person residing abroad or a "tax avoidance expatriate" as defined in Code
Section 877. Such certification may result in withholding of federal income taxes at a different rate.

Taxable payments or distributions to non-resident aliens under the policy are generally subject to tax withholding at a 30% rate unless the rate is reduced or eliminated by an international tax treaty with the United States.

The payment of death benefits is generally non-taxable and not subject to withholding.

Policy Loans

We believe that loans received under the policy will be treated as an indebtedness of the policy owner for federal income tax purposes. Under current law, these loans will not constitute income for the policy owner while the policy is in force, but see Modified Endowment Contracts.

Interest Disallowance

Interest on policy loans is generally nondeductible. You should consult your tax adviser on how the rules governing the non-deductibility of interest would apply in your individual situation.

Modified Endowment Contracts

Special rules described below apply to the tax treatment of loans and other distributions under any life insurance contract that is classified as a modified endowment contract, or MEC. A MEC is a life insurance contract that either fails the 7-pay test or is received in exchange for a MEC. In general, a policy will fail this 7-pay test if at any time during the first seven policy years or during any subsequent 7-year test period resulting from a material change in the policy the cumulative premiums paid for the policy, less any non-taxable withdrawals, exceed the sum of the net level premiums which would have been paid up to such time if the policy had provided for paid-up future benefits after the payment of 7 level annual premiums. If to comply with this 7-pay test limit any premium amount is refunded with applicable interest no later than 60 days after the end of the policy year in which it is received, such refunded amount, excluding interest, will reduce the cumulative amount of premiums that is compared against such 7-pay test limit.

If there is any reduction in the policy's death benefits during a 7-pay test period, the 7-pay test limit will be recalculated and the policy will be retested retroactively from the start of such period by taking into account such reduced benefit level from such starting date. Generally, any material change in the policy may be treated as producing a new contract for 7-pay test purposes, requiring the start of a new 7-pay test period as of the date of such change.

Distributions Under Modified Endowment
Contracts

The amount of partial surrenders, whether or not subject to surrender penalties, loans, and other distributions made before the insured's death under a MEC, or the assignment or pledge of any portion of the value of a MEC, are considered distributions from a MEC. Distributions are includible in gross income to the extent of any income in the contract on an income-out-first basis. A distribution is treated as allocable first to the income in the contract and then to a tax-free recovery of the policy's investment in the contract, or tax basis. If the policy is part of a collateral assignment split dollar arrangement, increases in cash value may be distributions and taxable. Generally, a policy's tax basis is equal to its total premiums less amounts recovered tax-free. To the extent that the policy's cash value (ignoring surrender penalties except upon a full surrender) exceeds its tax basis, such excess constitutes its income in the contract. However, where more than one MEC has been issued to the same policyholder by the same insurer, or an affiliate, during a calendar year, all such MEC's are aggregated for purposes of determining the amount of a distribution from any such MEC that is includible in gross income.

In addition, any distribution from a MEC which is includible in gross income is subject to a 10% penalty tax on premature distributions, unless the taxpayer has attained age 59 1/2 or is disabled or the payment is part of a series of substantially equal periodic payments for a qualifying lifetime period.

Under Code Section 7702A (d) the MEC distribution rules apply not only to:

o all distributions made during the policy year in which the policy fails the 7-pay test, and during subsequent years; but also to

o any distributions made in anticipation of such failure, which is deemed to include any distributions made during the two years prior to such failure.

The Treasury Department has not yet issued regulations or other guidance indicating what other distributions can be treated as made in anticipation of such a failure or how (that is, as of what date) income in the contract should be determined for purposes of any distribution that is deemed to be made in anticipation of a failure.

Special Rules for Pension Plans

If the policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. If a distribution from a tax-qualified plan is paid to you and you want to roll over all or part of the eligible distributed amount to an IRA, the rollover must be accomplished within 60 days of the date you receive the amount to be rolled over. A timely rollover of an eligible distributed amount that has been paid to you directly will prevent its being taxable to you at the time of distribution; that is, none of it will be includible in your gross income until you withdraw some amount from your rollover IRA. However, any such distribution directly to you from a tax-qualified retirement plan is generally subject to a mandatory 20% withholding tax. You should consult a qualified advisor regarding ERISA.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a policy on the life of the employer will pay the premiums and will have the right to a return of premiums paid from the cash surrender value on a surrender of the policy. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department has issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current guidance on your split dollar policy.


DISTRIBUTION

Distribution and Principal Underwriting Agreement

We have entered into a principal underwriting and distribution agreement with our affiliate Transamerica Securities Sales Corporation ("TSSC"), for the distribution and sale of the policies. We reimburse TSSC for certain expenses it incurs in order to pay for the distribution of the policies (i.e., commissions payable to firms selling the policies, as described below.)

TSSC is affiliated with us. TSSC may sell the policy by entering into selling agreements with other broker-dealers who, in turn, may sell the policy through their sales representatives.

Compensation to Broker-Dealers Selling the Policies

The policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TSSC as principal underwriter for the policies. We pay commissions through TSSC to the selling firms for their sales of the policies.

A limited number of affiliated broker-dealers Transamerica Financial Advisors ("TFA"), Transamerica Capital Inc. ("TCI") and Inter-Securities Inc. ("ISI") and unaffiliated firms may also be paid commissions and overrides to "wholesale" the policies, that is, to provide sales support and training to sales representatives at selling firms.

The selling firms and the wholesaling firms are paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The same broker-dealer may receive commissions as both the selling firm and the wholesaling firm. We may treat the total commissions paid in those situations as commissions to a selling firm, but the total commissions will not exceed the maximum amounts described in the next paragraph. The maximum commissions we pay between the selling firm and the wholesaling firm are:

o 115% of premiums that are received in the first year, up to a level set by us ("first year premiums");

o 4.5% of premiums that are received in the first year in excess of that level or that are received in the second through tenth years (collectively, "renewal premiums"); and

o 0.25% of the policy accumulation value, net of outstanding policy loans, beginning in the sixth policy year ("trail commissions").

Generally, the maximum commission we pay the selling firm on first year premiums is 90% of such premiums. The maximum commission we pay the wholesaling firm on first year premiums is 35% of such premiums. If we pay the wholesaling firm a commission that is more than 25% of first year premiums, then the commission we pay the selling firm on such premiums will be lower than the maximum so that, in total, the commissions on first year premiums paid to the selling firm and to the wholesaling firm (which may be the same firm) will not exceed 115% of first year premiums.

Generally, we pay a commission to the selling firm of 2.5% of renewal premiums, and we pay a commission to the wholesaling firm of 2% of such premiums. We also provide compensation to selling firms for providing ongoing service in relation to the policies that have already been purchased. These commissions are trail commissions. Trail commissions are paid solely to the selling firm.

Commissions, other than trail commissions, are determined separately for the base policy and each layer based on the premiums allocated to the base policy and each layer, as well as the duration of the base policy and each layer. Trail commissions are based on the total policy accumulation value, net of all policy loans.

To the extent permitted by NASD rules, TOLIC, TSSC, TFA, TCI, ISI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursements to some, but not all, selling firms. These arrangements are sometimes referred to as "revenue sharing" arrangements and are described further below.
The registered representative who sells you the policy typically receives a portion of the compensation we pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a policy. Also inquire about any revenue sharing arrangements that we may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation Paid to Affiliated Underwriting, Wholesaling and Selling Firms

Our parent company provides paid-in capital to TSSC and pays the cost of TSSC's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Sales of the policies are supported by Transamerica Financial Advisors, Inc. ("TFA"), an affiliated selling broker-dealer. TOLIC underwrites certain costs of TFA's various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and employee benefits, that are provided directly to TFA. These facilities and services are necessary for TFA's administration and operation, and TOLIC is compensated by TFA for these expenses based on TFA's usage or other reasonable basis.

TSSC pays TFA's producers and their supervisors all of the commissions received from TOLIC for the sale of the policies, and receives from TOLIC an additional 10% expense allowance on all commissions paid on first year premium for sales of TOLIC's insurance products.

Sales representatives and their supervisors at TFA may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us. Additional compensation or reimbursement arrangements may include payments in connection with the firm's conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments to assist the firm in connection with its systems, operating and marketing expenses. The amounts may be significant and may provide us with increased access to TFA's sales representatives.

In addition, TFA's managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our policies. For example, TFA's registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (TOLIC's ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by TFA's representatives may be matched by TOLIC. TFA's sales representatives may also be eligible to participate in a stock option and award plan. Sales representatives who meet certain production goals will be issued options on the stock of AEGON N.V. TOLIC also maintains a non-qualified deferred compensation plan for TFA's sales representatives who are TOLIC insurance agents. The plan permits such agents to defer receipt of commissions on sales of TOLIC variable insurance products.

Additional Compensation Paid to Selected Selling Firms

We may pay certain selling firms additional cash amounts for "preferred product" treatment of the policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. During 2006, we had "preferred product" arrangements with TFA, UBS and Wachovia Securities.

These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differ between selling firms. Special compensation arrangements are calculated in different ways by different selling firms. TOLIC made flat fee payments of $50,000 each to UBS and to Wachovia Securities in 2006 in connection with the sale of the policies.

Commissions and other incentives or payments described above are not charged directly to policy owners or the separate account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

See Sales of Policy in the statement of additional information for more information concerning compensation paid for the sale of the policy.


LEGAL PROCEEDINGS

Transamerica Occidental Life Insurance Company ("TOLIC"), like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TSSC's ability to perform under its principal underwriting agreement, or on TOLIC.


FURTHER INFORMATION

We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this prospectus parts of the registration statement and amendments. Statements contained in this prospectus are summaries of the policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

Statement of Additional Information (SAI)

The SAI contains the financial statements of the sub-accounts of the separate account and TOLIC. The SAI and additional statements of TOLIC's income and changes in stockholder equity are available upon request.

5666

71TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

TRANSAMERICA, THE FIXED ACCOUNT, AND THE SEPARATE ACCOUNT
         Transamerica Occidental Life Insurance Company
         The Fixed Account
         The Separate Account
SERVICES
         Independent Registered Public Accounting Firm
OPTIONAL BENEFIT RIDERS & ENDORSEMENTS Accelerated Death Benefit Option
         Endorsement Accident Indemnity Rider Automatic Premium Loan Endorsement Endorsement to Modify Grace Period Extra Surrender Penalty Free Withdrawal Endorsement Full Death Benefit Rider Full Policy Surrender Penalty Waiver Endorsement Guaranteed Insurability Rider Insurance on Children Rider Option for Additional Insurance Endorsement Surrender Penalty Deferral Endorsement Waiver provision Rider
OTHER POLICY PROVISIONS
         Delay of Payment
         Guaranteed Exchange Option
         Incontestability of the Policy
         Misstatement of Age or Sex in the Application
         Suicide
SETTLEMENT OPTIONS
         Benefit Payment Option
         General
REPORTS
SALES OF POLICY
         Principal Underwriter
         Sales Compensation
         Sales in Special Situations
PERFORMANCE INFORMATION
         Calculation of Average Annual Returns
         Sub-Account Average Annual Total Returns
         Money Market Portfolio Yields
         Yields for Money Market Portfolios
         Other Performance Information
ILLUSTRATIONS OF DEATH BENEFIT, ACCUMULATION VALUES AND NET CASH VALUES
         Assumptions Deductions for Charges Expenses of the Portfolios Net Annual Rates of Investments Illustration using Current Policy Charges Illustrations using Guaranteed Policy Charges
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FINANCIAL STATEMENTS

A 3APPENDIX A

DEFINITIONS

Accumulation Value of the policy is the sum of the accumulation value of the base policy and the accumulation value of each layer.

Administrative Office is our office at 1100 Walnut Street, 23rd Floor, Kansas City, Missouri 64106-2152.

o Our mailing address for all written requests and other correspondence is:

                 Transamerica Occidental Life Insurance Company
                               Attention: VUL Unit
                              4333 Edgewood Rd. NE
                             Cedar Rapids, IA 52499

o        Our address for express delivery is:

                 Transamerica Occidental Life Insurance Company
                               Attention: VUL Unit
                              4333 Edgewood Rd. NE
                             Cedar Rapids, IA 52499

o    We have a separate address for premium and loan payments. That address is:

                 Transamerica Occidental Life Insurance Company
                                 P.O. Box 847546
                            Dallas, Texas 75284-7546

o For express delivery of premium and loan payments, please use:

                 Transamerica Occidental Life Insurance Company
                      c/o Bank of America Lock Box Services
                                 Lock Box 847546
                           1401 Elm Street, 5th Floor
                               Dallas, Texas 75202

o Our toll-free customer service telephone number is:
                                 (866) TIIG-VUL
                                       or
                                 (866) 844-4885

E-Mail: TIIGVUL.CustomerService@transamerica.com

In-force Policy Web Site: www.mytransamerica.com

Age is the insured's age on his or her nearest birthday.


Base Policy is the policy excluding any layers and any riders.

Beneficiary is the person you designate to receive the policy death benefit.

Cash Value of the base policy or a layer is its accumulation value, minus any surrender penalty that would be assessed on a full surrender. The policy's cash value is the policy's accumulation value less the surrender penalties that would be assessed on a full surrender of the policy.

Date of Issue is the date used to measure the period of time during which the Incontestability and the Suicide exclusion provisions are in effect.

Death Benefit is the amount payable to the beneficiary when the insured dies.

Death Benefit Factors for your policy are determined by us and are shown in APPENDIX B.

Delivery Requirement is any requirement that must be completed before the policy can become effective and before the policy may be delivered to you. Examples include any application amendment or additional evidence of insurability that we require. Except as otherwise provided in the conditional receipt, the policy will not become effective until after all delivery requirements are satisfied.

Designated Individual is the person upon whose life expectancy a settlement option may be based and upon whose life continued payments under a settlement option may depend.

Fixed Account is one of the investment options under the policy. The fixed account is a part of our general account. The net premiums you allocate to the fixed account and the portion of the accumulation value in the fixed account will earn interest at fixed interest rates declared by us from time to time. The total accumulation value in the fixed account is equal to the accumulation value in the fixed account for the base policy and the accumulation value in the fixed account for all layers.

Free Look Period is the initial period of time after you first receive the policy during which you have the right to examine and return the policy for a refund.

General Account represents all our assets other than those held in separate accounts.

Gross Premium is 100% of any premium.

Internal Revenue Code (IRC or Code) is the Internal Revenue Code of 1986, as amended, and its rules and regulations.

Investment Option is the fixed account or any sub-account of the separate account.

Lapse is the termination of the policy at the end of the grace period.

Layer is coverage provided by an increase in the face amount of the policy.

Layer Date is the effective date of a layer. It is used to determine layer anniversaries and layer years.

Layer Year is a twelve month period beginning on the layer date, and each twelve month period thereafter.

Loan Account is part of the fixed account. The loan account includes outstanding loans. The loan account for the policy is equal to the sum of the loan account for the base policy and the loan account for each layer. The loan account is not an investment option.

Maximum Loan Amount is the largest amount you may borrow under the policy. There is a maximum loan amount for the base policy and for each layer.

Monthly Deduction is an amount we deduct from the accumulation value of the policy or of each layer, respectively, on the policy date and on each monthly policy date thereafter.

Monthly Policy Date is the date monthly deductions are taken. The first monthly policy date is the policy date. The monthly policy date occurs each month after the policy date on the same day of the month as the policy date.

Net Amount at Risk for the base policy or a layer is the difference between its death benefit and its accumulation value.

Net Asset Value is the per share value of a portfolio as calculated by the portfolio and reported to us.

Net Cash Value of the policy is the cash value of the policy, minus any outstanding loans. The net cash value of the policy or a layer is its cash value less any outstanding loans.


Net Loan Amount is a policy loan, minus any loan interest due.

Net Premium is any gross premium minus an administrative charge.

Owner is the person or persons entitled to the rights under the policy while the insured is alive.

Payee is the person who has the right to receive payments under a settlement option. If you surrender the policy, you are the payee under any settlement option you elect. After the insured's death, the beneficiary is the payee under the settlement option you elect.

Policy Anniversary is an annual anniversary of the policy date.

Policy Date is the effective date of the policy. It is used to determine policy anniversaries and policy years.

Policy Loan is indebtedness to us for a loan secured by the policy.

Portfolio is a mutual fund investment or other investment pool held in a sub-account.

Pro-rata Allocation is a proportionate allocation among the investment options. For the base policy, a pro-rata allocation is equal to the portion of the accumulation value in the base policy in an investment option, divided by the total accumulation value of the base policy, excluding the portion of the accumulation value in the loan account. For a layer, a pro-rata allocation is equal to the portion of the accumulation value in the layer in an investment option divided by the total accumulation value for the layer, excluding the portion of the accumulation value in the loan account. Any fees, charges, reductions or deductions from the accumulation value will be allocated on a pro-rata basis, unless you choose the investment options to which you want to allocate these amounts according to the procedures we establish.

Reallocation Date is the date that net premiums initially allocated to the money market sub-account, plus any earnings on those net premiums, are transferred to one or more other sub-accounts of the separate account according to the allocations then in effect.

Reinstate means to restore coverage after the policy has lapsed, subject to certain requirements. Required Premium is the minimum amount of premium you must pay each year for the base policy or a layer during its required premium period. The base policy and each layer have separate required premium amounts. You may pay all or any part of this premium in advance.

Required Premium Period is the total number of consecutive years that any required premium must be paid. This period begins on the policy date for the base policy and on the layer date for a layer. The required premium period is 5 years.

Rider is an attachment to the policy that provides an additional benefit.

Separate Account is Transamerica Occidental Life Separate Account VUL-5 of Transamerica Occidental Life Insurance Company, one of our separate investment accounts. It consists of the sub-accounts under the policy.

Sub-Account is an investment option under the policy. It is a subdivision of the separate account which holds shares of a specific portfolio. The portion of the accumulation value in any sub-account may increase or decrease depending on the investment performance of the underlying portfolio.

Telephone Access Privilege is an option to transfer amounts between or among investment options, change your premium allocation or monthly deductions allocation, or request a loan by telephone, within limits. The telephone access privilege will apply, unless you advise us in writing that you do not want this option. Unless you elect not to have the option available, you or your registered representative may exercise this option. We reserve the right to discontinue this option at any time.

Unit is a measure of interest in a sub-account.

Unit Value is the value of a unit on a given valuation date.

Valuation Date is any day that the stock market (New York Stock Exchange) is open for business. A valuation date ends when the stock market closes for the day, generally at 4 p.m. Eastern Time.

Valuation Period is the period between the close of business on one valuation date and the close of business on the next valuation date.

We, our, us, Company and Transamerica refer to Transamerica Occidental Life Insurance Company. Written Request is a signed request in a form satisfactory to us that is received at our Administrative Office.

You and your means the owner of the policy.

B  2

APPENDIX B

DEATH BENEFIT FACTORS


For policy years 1-10.

   Attained          Male           Male          Female        Female    Attained        Male           Male       Female   Female
      Age         Non-smoker       Smoker       Non-smoker      Smoker      Age        Non-smoker       Smoker    Non-smoker Smoker
---------------- -------------- -------------- ------------- ------------------------ -------------- ----------- ------------------
---------------- -------------- -------------- ------------- ------------------------ -------------- ----------- ------------------

      16             8.52           6.80           9.70          8.45        58           2.32           2.07        2.57    2.38
      17             8.25           6.59           9.39          8.17        59           2.27           2.03        2.50    2.32
      18             7.99           6.38           9.09          7.91        60           2.22           2.00        2.44    2.26
      19             7.74           6.19           8.79          7.65        61           2.17           1.96        2.37    2.21
      20             7.50           6.01           8.51          7.41        62           2.12           1.92        2.31    2.15
      21             7.27           5.84           8.23          7.18        63           2.07           1.89        2.26    2.11
      22             7.04           5.66           7.97          6.95        64           2.03           1.85        2.20    2.06
      23             6.81           5.49           7.71          6.73        65           1.99           1.82        2.15    2.02
      24             6.59           5.33           7.45          6.51        66           1.95           1.79        2.10    1.98
      25             6.38           5.16           7.21          6.30        67           1.92           1.76        2.06    1.94
      26             6.18           5.01           6.97          6.09        68           1.89           1.74        2.01    1.90
      27             5.98           4.86           6.74          5.90        69           1.86           1.71        1.97    1.85
      28             5.78           4.70           6.52          5.71        70           1.83           1.69        1.93    1.82
      29             5.59           4.56           6.30          5.53        71           1.80           1.67        1.89    1.79
      30             5.41           4.41           6.10          5.35        72           1.77           1.64        1.86    1.75
      31             5.23           4.28           5.90          5.18        73           1.74           1.61        1.82    1.72
      32             5.06           4.15           5.71          5.02        74           1.71           1.58        1.79    1.68
      33             4.90           4.02           5.52          4.87        75           1.68           1.55        1.76    1.65
      34             4.74           3.90           5.35          4.72        76           1.66           1.53        1.73    1.62
      35             4.58           3.78           5.17          4.57        77           1.63           1.50        1.70    1.59
      36             4.44           3.67           5.01          4.43        78           1.61           1.47        1.68    1.57
      37             4.29           3.56           4.85          4.30        79           1.59           1.45        1.65    1.54
      38             4.15           3.45           4.69          4.17        80           1.57           1.43        1.63    1.51
      39             4.02           3.35           4.55          4.04        81           1.51           1.39        1.57    1.47
      40             3.89           3.26           4.40          3.92        82           1.47           1.35        1.52    1.42
      41             3.77           3.16           4.26          3.81        83           1.42           1.33        1.47    1.38
      42             3.65           3.07           4.13          3.70        84           1.38           1.31        1.42    1.36
      43             3.54           2.99           4.00          3.59        85           1.35           1.29        1.39    1.34
      44             3.43           2.90           3.88          3.48        86           1.34           1.27        1.36    1.31
      45             3.32           2.82           3.76          3.38        87           1.32           1.25        1.34    1.29
      46             3.22           2.75           3.64          3.28        88           1.30           1.23        1.32    1.26
      47             3.13           2.68           3.53          3.19        89           1.28           1.21        1.29    1.23
      48             3.04           2.61           3.43          3.10        90           1.24           1.19        1.25    1.20
      49             2.95           2.54           3.33          3.02        91           1.21           1.17        1.21    1.18
      50             2.86           2.48           3.23          2.94        92           1.18           1.15        1.18    1.15
      51             2.78           2.42           3.13          2.86        93           1.14           1.13        1.15    1.13
      52             2.71           2.36           3.04          2.78        94           1.11           1.11        1.12    1.12
      53             2.63           2.31           2.96          2.71        95           1.10           1.10        1.10    1.10
      54             2.57           2.26           2.87          2.63        96           1.09           1.09        1.09    1.09
      55             2.50           2.21           2.79          2.56        97           1.07           1.07        1.07    1.07
      56             2.44           2.16           2.71          2.50        98           1.06           1.06        1.06    1.06
      57             2.38           2.12           2.64          2.44










DEATH BENEFIT FACTORS


For policy years 11 and later.

Attained      Male           Male          Female        Female     Attained        Male           Male          Female       Female
   Age     Non-smoker       Smoker       Non-smoker      Smoker       Age        Non-smoker       Smoker       Non-smoker     Smoker
--------- -------------- -------------- ------------- ------------------------- -------------- -------------- ------------- --------
--------- -------------- -------------- ------------- ------------------------- -------------- -------------- ------------- --------

   26         5.91           4.82           6.64          5.84         64           1.79           1.61           1.99          1.87
   27         5.72           4.67           6.43          5.65         65           1.74           1.58           1.93          1.83
   28         5.54           4.52           6.22          5.47         66           1.70           1.55           1.88          1.78
   29         5.36           4.38           6.01          5.29         67           1.66           1.52           1.83          1.74
   30         5.18           4.24           5.81          5.12         68           1.62           1.49           1.78          1.70
   31         5.01           4.10           5.62          4.95         69           1.58           1.47           1.74          1.66
   32         4.85           3.97           5.44          4.79         70           1.55           1.44           1.69          1.62
   33         4.69           3.84           5.26          4.63         71           1.52           1.42           1.65          1.59
   34         4.53           3.71           5.08          4.48         72           1.48           1.40           1.61          1.55
   35         4.38           3.59           4.91          4.34         73           1.45           1.37           1.57          1.52
   36         4.24           3.48           4.75          4.20         74           1.43           1.35           1.53          1.49
   37         4.10           3.37           4.59          4.06         75           1.40           1.33           1.50          1.46
   38         3.96           3.26           4.44          3.93         76           1.38           1.32           1.47          1.43
   39         3.83           3.16           4.30          3.81         77           1.35           1.30           1.43          1.40
   40         3.70           3.06           4.16          3.69         78           1.33           1.28           1.41          1.38
   41         3.58           2.96           4.02          3.57         79           1.31           1.27           1.38          1.35
   42         3.47           2.87           3.89          3.46         80           1.29           1.26           1.35          1.33
   43         3.35           2.79           3.77          3.36         81           1.27           1.24           1.33          1.31
   44         3.24           2.70           3.65          3.26         82           1.26           1.23           1.30          1.29
   45         3.14           2.62           3.53          3.16         83           1.24           1.22           1.28          1.27
   46         3.04           2.55           3.42          3.07         84           1.23           1.21           1.26          1.25
   47         2.94           2.47           3.32          2.98         85           1.21           1.20           1.24          1.23
   48         2.85           2.40           3.21          2.89         86           1.20           1.19           1.23          1.22
   49         2.76           2.34           3.11          2.81         87           1.19           1.18           1.21          1.20
   50         2.68           2.27           3.02          2.73         88           1.18           1.17           1.19          1.19
   51         2.59           2.21           2.92          2.66         89           1.17           1.16           1.18          1.18
   52         2.51           2.15           2.84          2.58         90           1.16           1.15           1.17          1.17
   53         2.44           2.09           2.75          2.51         91           1.15           1.14           1.15          1.15
   54         2.36           2.04           2.67          2.44         92           1.14           1.13           1.14          1.14
   55         2.29           1.99           2.59          2.38         93           1.12           1.12           1.13          1.13
   56         2.23           1.94           2.51          2.31         94           1.11           1.11           1.12          1.12
   57         2.16           1.89           2.44          2.25         95           1.10           1.10           1.10          1.10
   58         2.10           1.85           2.37          2.19         96           1.09           1.09           1.09          1.09
   59         2.04           1.80           2.30          2.14         97           1.07           1.07           1.07          1.07
   60         1.99           1.76           2.23          2.08         98           1.06           1.06           1.06          1.06
   61         1.93           1.72           2.17          2.03         99           1.04           1.04           1.04          1.04
   62         1.88           1.68           2.10          1.97        100           1.04           1.04           1.04          1.04
   63         1.83           1.65           2.04          1.92

For all attained ages after those shown, the death benefit factor is 1.04.


C 1

APPENDIX C

SURRENDER PENALTY

To calculate the surrender penalty that will apply on a full surrender of the policy, you total the surrender penalty calculated for the base policy and the surrender penalty calculated for each layer, if any. To calculate the surrender penalty of the base policy, you (a) divide the face amount of the base policy by $1,000 and (b) multiply that amount by the surrender penalty factor for the policy year in which the surrender occurs. To calculate the surrender penalty that will apply on a full surrender of the policy for each layer, you (a) divide the face amount of the layer by $1,000 and (b) multiply that amount by the surrender penalty factor for the layer year in which the surrender occurs. The total of the surrender penalties for the base policy and each layer, if any, are deducted from the policy's accumulation value, less any outstanding loans, to determine the net cash value payable upon a full surrender of the policy.

The surrender penalty factors that apply to your policy can be found on your policy data page. The surrender penalty factors for the base policy are based on the age of the base policy, the insured's issue age, gender, smoker or non-smoker status, and risk class. The surrender penalty factors for a layer are based on the age of the layer, the insured's age on the layer date, gender, smoker or non-smoker status, and risk class. The surrender penalty factors for the base policy generally decrease each policy year on the policy anniversary. Likewise, the surrender penalty factors for a layer generally decrease each layer year on the layer's anniversary. A surrender penalty applies to full surrenders, partial surrenders in excess of the surrender penalty free withdrawal amount, and face amount decreases that occur during the first 10 policy or layer years. If the request for a surrender or partial surrender is effective on the last day of a policy or layer year, the surrender or partial surrender will be determined using the surrender penalty factor that is effective on the following policy or layer anniversary (the day following the effective date of the surrender or partial surrender).

Example of surrender penalty on a "sample" policy

The following example shows how the surrender penalty is calculated for a full surrender of a policy. This example assumes that no layers have been added to the policy. The surrender penalty factors listed below are those that apply on a policy with a base policy face amount of $500,000 covering a male, age 45 on the Policy Date, and who qualifies for our preferred, non-smoker underwriting class. This is only an example; see your own policy data page for the surrender penalty factors that apply to your policy.

                   Surrender Penalty Factor for Each $1,000 of
                             Base Policy Face Amount

              Policy Year            Surrender Penalty Factor
              -----------            ------------------------
        1                             $ 31.90
        2                             $ 31.40
        3                             $ 30.80
        4                             $ 30.20
        5                             $ 29.60
        6                             $ 24.60
        7                             $ 19.70
        8                             $ 14.80
        9                             $  9.80
       10                             $  4.90
       11+                            $  0.00

C 2

                                       C 2
To determine the amount of the surrender penalty for a full surrender of the policy, you follow these steps:

a.   Determine the face amount of the base policy;

b.   Divide (a) by $1,000;

c.   Determine the policy year during which the surrender occurs;

d. Determine the surrender penalty factor for each $1,000 of face amount from the table of surrender penalty factors for the policy year in (c);

e.   Multiply the result of (b) times (d)


Let us assume that the base policy's face amount is $500,000 and that the policy is surrendered during the 7th policy year.

Following the steps, above, we determine the surrender penalty as follows:

a. The face amount of the base policy is $500,000;

b.   Divide (a) by $1,000; the result is 500 ($500,000 divided by $1,000);

c. The policy year is Year 7;

d. The surrender penalty factor for Year 7 is $19.70 for each $1,000 of face amount;

e.   The result of (b) times (d) is $9,850 (500 times $19.70).


The surrender penalty is deducted from the accumulation value, less any outstanding loans, to provide the net cash value available on a full surrender.

The method of calculating a surrender penalty for a partial surrender is shown in the Partial Surrenders section of the prospectus. The method of calculating a surrender penalty for a face amount decrease is shown in the Option to Change the Face Amount section of the prospectus.

Maximum Surrender Penalty Factors

Surrender penalty factors vary by policy or layer based on the insured's age at issue (or on the layer date), gender, smoker or nonsmoker status, and risk classification, as well as the age of the policy and each layer. The maximum surrender penalty factor would apply during the first policy year. A surrender during the first policy year of a policy issued insuring a male, age 56, classified as a preferred smoker or insuring a male, age 56, classified as a standard smoker results in the highest surrender penalty factor applicable to the TransUltra VUL. Listed below are the surrender penalty factors that apply to a male, age 56, preferred smoker.

Maximum Surrender Penalty Factor for Each $1,000 of
              Base Policy Face Amount

                   Policy Year        Surrender Penalty Factor
                   -----------        ------------------------
                        1           $58.00
                        2           $ 56.10
                        3           $ 54.10
                        4           $ 52.20
                        5           $ 50.10
                        6           $ 41.70
                        7           $ 33.40
                        8           $ 25.00
                        9           $ 16.70
                        10          $  8.30
                       11+          $  0.00

If this hypothetical policy had a $500,000 face amount and if it were surrendered during the first policy year, the maximum surrender penalty factor applicable to the TransUltra VUL policy would apply and the maximum surrender penalty would be $29,000.

                                      C - 2
ADDITIONAL INFORMATION


Statement of Additional Information

You may get more information about this policy (including more information about compensation paid for the sale of the policy) at no charge by requesting a statement of additional information (SAI). The SAI is dated May 1, 2005 and was filed with the Securities and Exchange Commission (SEC). It is incorporated by reference as part of the prospectus. To learn more about the policy, you should read the SAI. The table of contents of the SAI is included near the end of the prospectus.

Personalized Illustrations of Policy Benefits

You may obtain a personalized illustration from your registered representative. The illustration shows how the policy would perform based on certain assumptions. Illustrations are intended to assist you in understanding how the policy works, not to predict actual performance. The illustration and supplemental reports provide the charges, fees, and expenses that would apply for the policy based on the assumptions used in the illustration. The illustrations will reflect the arithmetic average portfolio expenses for 2005 and are not a representation or guarantee of investment returns or contract value. You may obtain an illustration from your registered representative at the time you apply for the policy.

You may also ask for a personalized illustration after your policy has been issued from your registered representative. Such illustrations may assist you in determining any adjustments you may wish to make in order to meet your insurance objectives under the policy. There is no charge for the first illustration in each policy year. We may charge up to $25 for each additional illustration in each policy year. We are currently waiving this charge.

Contact Us

To order a free copy of the SAI, please contact your registered representative, or our office at:

         Transamerica Occidental Life Insurance Company
         Attn: VUL Unit
         4333 Edgewood Rd. NE
         Cedar Rapids, IA 52499

         Telephone: 1-866-844-4885
         E-Mail: TIIGVUL.CustomerService@transamerica.com
         In Force Policy Website:  www.mytransamerica.com

Contact the SEC

More information about the policy (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please call the SEC at 202-942-8090. You may also obtain copies of reports and other information about the policy on the SEC's Website at http://www.sec.gov. You may order copies of this information by sending a request with a fee for duplication to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You will need to reference our SEC file number, listed below.

Contact the NASD

TSSC serves as the principal underwriter for the policies. More information about TSSC is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.


Investment Company Act of 1940 [811-10219]

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2007


                                TRANSULTRA(R) VUL


                      Issued Through Separate Account VUL-5

                                       of

                 Transamerica Occidental Life Insurance Company
                              4333 Edgewood Rd, NE
                             Cedar Rapids, IA 52499



This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the TransUltra(R) VUL flexible premium variable universal life ("VUL") insurance policy ("policy") offered by Transamerica Occidental Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2007 by:

o        calling (866) 844-4885;

o writing to our administrative office at Transamerica Occidental Life Insurance Company, Attention: VUL Unit, 4333 Edgewood Rd. NE; Cedar Rapids, IA 52499; or

o    sending us an e-mail request to TIIGVUL.customerservice@transamerica.com.

The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in this SAI have the same meanings as in the prospectus for the policy.

     This SAI is not a prospectus and should be read only in conjunction with the prospectus for the TransUltra(R) VUL policy.



TABLE OF CONTENTS

TRANSAMERICA, THE FIXED ACCOUNT, AND THE SEPARATE ACCOUNT.........................................................3
         Transamerica Occidental Life Insurance Company...........................................................3
         The Fixed Account........................................................................................3
         The Separate Account.....................................................................................4
SERVICES 4
         Independent Registered Public Accounting Firm............................................................4
OPTIONAL BENEFIT RIDERS & ENDORSEMENTS............................................................................4
         Accelerated Death Benefit Option Endorsement.............................................................4
         Accident Indemnity Rider.................................................................................7
         Automatic Premium Loan Endorsement.......................................................................8
         Endorsement to Modify Grace Period.......................................................................8
         Extra Surrender Penalty Free Withdrawal Endorsement.....................................................10
         Full Death Benefit Rider................................................................................11
         Full Policy Surrender Penalty Waiver Endorsement........................................................12
         Guaranteed Insurability Rider...........................................................................12
         Insurance on Children Rider.............................................................................14
         Option for Additional Insurance Endorsement.............................................................15
         Surrender Penalty Deferral Endorsement..................................................................17
         Waiver Provision Rider..................................................................................17
OTHER POLICY PROVISIONS..........................................................................................18
         Delay of Payment........................................................................................18
         Guaranteed Exchange Option .............................................................................19
         Incontestability of the Policy..........................................................................21
         Misstatement of Age or Sex in the Application...........................................................21
         Suicide.................................................................................................21
SETTLEMENT OPTIONS...............................................................................................22
         Benefit Payment Options.................................................................................22
         General.................................................................................................22
REPORTS  23
SALES OF POLICY..................................................................................................23
         Principal Underwriter...................................................................................23
         Sales Compensation......................................................................................23
         Sales in Special Situations.............................................................................24
PERFORMANCE INFORMATION..........................................................................................24
         Calculation of Average Annual Returns...................................................................25
         Sub-Account Average Annual Total Returns................................................................26
         Money Market Portfolio Yields...........................................................................29
         Yields for Money Market Portfolios......................................................................29
         Other Performance Information...........................................................................29
ILLUSTRATIONS OF DEATH BENEFIT, ACCUMULATION VALUES AND NET CASH VALUES..........................................31
         Assumptions.............................................................................................31
         Deductions for Charges..................................................................................31
         Expenses of the Portfolios..............................................................................31
         Net Annual Rates of Investments.........................................................................32
         Illustration using Current Policy Charges...............................................................33
         Illustration using Guaranteed Policy Charges............................................................34
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....................................................................35
FINANCIAL STATEMENTS.............................................................................................35


TRANSAMERICA, THE FIXED ACCOUNT, AND THE SEPARATE ACCOUNT

Transamerica Occidental Life Insurance Company

Transamerica Occidental Life Insurance Company, or Transamerica, is an Iowa stock life insurance company originally incorporated under the laws of the State of California on June 30, 1906. Transamerica is principally engaged in the sale of life insurance and annuity policies.

Transamerica Corporation, a subsidiary of AEGON N.V., indirectly owns Transamerica Occidental Life Insurance Company. Transamerica Corporation owns, directly and indirectly, various financial services companies, and AEGON, N.V. is one of the world's largest financial services and insurance groups.

The Fixed Account

The fixed account is a part of our general account. The general account consists of all assets that we own except those in the separate account and other separate accounts we may have.

The prospectus and this SAI are generally intended to serve as a disclosure document only for the policy and the separate account. For complete details regarding the fixed account, see the policy itself.

For the base policy and each layer, the accumulation value in the fixed account (including the loan account) on a specified date after the date the initial net premium was allocated to the policy, is equal to:

o the accumulation value on the last monthly policy date, plus accrued interest from the last monthly policy date to the specified date; plus

o any premium qualification credit amount deposited to it on the last monthly policy date, plus accrued interest on that amount; plus

o all net premiums paid into it less any premium refunds since the last monthly policy date, plus accrued interest from the date each net premium was allocated to it; plus

o any amounts transferred from the separate account, plus accrued interest on those amounts since the date of the transfer; minus

o the monthly deduction charged against it on the last monthly policy date, plus accrued interest on that amount; minus

o any partial surrenders and surrender penalty free withdrawals charged against it, including pro rata surrender penalties, since the last monthly policy date, plus accrued interest on that amount from each partial surrender date and/or surrender penalty free withdrawal date to the specified date; minus

o any amounts transferred from the fixed account to the separate account, plus accrued interest on those amounts since the date of the transfer; and minus

o any transfer fees or other charges allocated to the fixed account, plus accrued interest on those amounts since the date they were deducted.

The guaranteed minimum interest rate for the fixed account for all policy years is 4%. We may declare interest rates that are higher than the guaranteed minimum interest rate at any time before the policy anniversary nearest the insured's 100th birthday. We will never declare an interest rate that is lower than the guaranteed minimum interest rate. We may change the declared interest rate at any time without notice. Beginning on the policy anniversary nearest the insured's age 100, the accumulation value in the fixed account will accrue interest at the guaranteed minimum interest rate. We credit interest with respect to outstanding loans at a rate of 4% per year in all years.

The Separate Account

Transamerica Occidental Life Separate Account VUL-5, designated as the separate account, was established by us as a separate account under the laws of the State of Iowa, pursuant to resolutions adopted by our Board of Directors on June 11, 1996.

The separate account is registered with the Securities Exchange Commission, or SEC, under the Investment Company Act of 1940, or 1940 Act, as a unit investment trust. It meets the definition of an investment company under the federal securities laws. However, the SE does not supervise the management of the investment practices or policies of the separate account.

The separate account has sub-accounts available for investment, each of which invests solely in a specific corresponding mutual fund portfolio. Since all of the portfolios are available to certain other registered separate accounts offering variable annuity and variable life insurance products of Transamerica and of other insurance companies, there is a possibility of a material conflict. If such a conflict arises between the interests of Separate Account VUL-5 and one or more other separate accounts investing in the portfolios, the affected insurance companies will take steps to resolve the matter. These steps may include stopping their separate accounts from investing in the portfolios. See the portfolios' prospectuses for greater detail on this subject.


SERVICES

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as the independent registered public accounting firm of Transamerica Occidental Life Insurance Company and the separate account. Ernst & Young LLP is an independent registered public accounting firm with offices throughout the United States and overseas.


OPTIONAL BENEFITS - RIDERS & ENDORSEMENTS

Other benefits are available under the policy by riders or endorsements attached to the policy. Any costs of these riders become part of the monthly deductions, unless we specify otherwise. Benefits provided by the riders and endorsements are payable only if the policy and the rider or endorsement are in force at the time the benefit is exercised. All riders and endorsements may not be available in all jurisdictions, and the names of the riders and endorsements may vary by jurisdiction.

Accelerated Death Benefit Option Endorsement

This endorsement will be added to your policy at issue so long as the endorsement is approved in the state in which you apply for the policy and the face amount of your policy is at least $50,000. There is no monthly deduction or other charge for the endorsement unless you take an accelerated death benefit payment. Exercising the option and receiving an accelerated death benefit will permanently affect the remaining death benefit under the policy and will also result in a reduction of the policy's accumulation value.

An accelerated death benefit is only payable upon submission of satisfactory evidence that the insured has a terminal illness qualifying for the benefit.

Other conditions apply which determine whether an accelerated death benefit is payable.

Note. Any amount payable under this option is intended to qualify for federal income tax exclusion to the maximum extent possible. To that end, the provisions of the endorsement and the policy are to be interpreted to ensure or maintain such tax qualification, notwithstanding any other provisions to the contrary. We reserve the right to amend the endorsement and the policy to reflect any clarifications that may be needed or are appropriate to maintain such qualification, or to conform the endorsement and the policy to any applicable changes in the tax qualification requirements. You will be sent a copy of such notice. Benefits paid under this rider may be taxable. Benefits under some business related policies may be taxable. As with all tax matters, you should consult a tax adviser to assess the impact of this benefit on you and the policy.

Amount of Benefit. While the policy is in force and upon your request, we will pay an accelerated death benefit to you, subject to the conditions and limitations in the endorsement. You may request an accelerated death benefit in any amount, subject to a minimum amount of $10,000 and a maximum amount equal to the lesser of:

o        $250,000; or

o 75% of the combined policy basic death benefit for all policies insuring the insured that were issued by us as of the first accelerated death benefit payment.

The maximum amount applies cumulatively to all policies issued by us.

If the first accelerated death benefit payment is less than the maximum, then no more than the remaining balance of the maximum can be paid out on a later date as an accelerated death benefit.

If there is an outstanding loan, the accelerated death benefit payment may be reduced to repay a proportionate portion of the policy loan.

At the time we pay the accelerated death benefit, if the policy is in the grace period, we will deduct any unpaid premium in accordance with the grace period provisions.

We will deduct a $250 administrative fee from each accelerated death benefit payment.

Exercising the Option. We must receive your written request at our Home Office or at our Administrative Office within 30 days after the certification of diagnosis of terminal illness, or as soon thereafter as reasonably possible. The request should include the insured's name and the policy number and must be signed and dated by you, the owner. If the policy has an irrevocable beneficiary, that person(s) must also sign the request. If the policy is assigned, we must receive a completed and signed release of assignment. If the policy was issued in a community property state, we may require your spouse to sign the request.

We must also receive written proof of the terminal illness before we make a payment under this option. This proof must consist of a physician's certificate acceptable to us, and indicate that the insured has a medical condition resulting from bodily injury or disease, or both, and:

o which has been diagnosed by the physician after the issue date of the policy;

o for which the diagnosis is supported by clinical, radiological, laboratory or other evidence of the medical condition which is satisfactory to us;

o    which is not curable by any means available to the medical profession; and

o which the physician certifies is expected to result in the insured's death within 12 months of diagnosis.

We may request additional medical information from the physician submitting the certification or any physician we consider qualified. The physician providing the certification must be:

o an individual other than you, the insured or member of either your or the insured's immediate family, and

o    who is a doctor of medicine or osteopathy,

o licensed in the jurisdiction in which the advice is given or diagnosis is made, and

o who is acting within the scope of his or her license. Limitations. The following limitations apply to this option:

o The availability of this option is subject to the terms of the policy, including the Incontestability and Suicide provisions.

o No benefit will be paid if terminal illness is the result of intentionally self-inflicted injury(ies) at any time.

o        You may not exercise this option:

a) if required by law to use the Accelerated Death Benefit to meet the claims of creditors, whether in bankruptcy or otherwise; or

b) if required by a government agency to use the Accelerated Death Benefit in order to apply for, or obtain or otherwise keep a government benefit or entitlement.

o This option is not available if the maximum Accelerated Death Benefit has been paid.

o The face amount of the policy must be at least $50,000 at the time of the first written request.

Effect of Benefit Payment on Policy. After an Accelerated Death Benefit is paid, the policy and any riders and benefits will remain in effect, subject to the following adjustments.

The basic death benefit after payment of an Accelerated Death Benefit will equal the amount of the basic policy death benefit before the payment of the Accelerated Death Benefit, minus the result of multiplying (a) by (b), where:

a) is the Accelerated Death Benefit; and

b) is 1 (one) plus an interest rate that is the greater of:

1)       the current yield of 90 day treasury bills; or

2) the policy loan effective interest rate.

The adjustment to the policy will be proportional to the amount of the Accelerated Death Benefit. The basic death benefit and, if applicable, the policy's face amount, accumulation value, cash value, policy loan, and required premium will be adjusted as of the effective date of this option. The adjustments to the basic death benefit will be made in the following order:

o    policy layers, if any, beginning with the most recently added layer; and

o        remaining portions of the basic death benefit.

New policy charges and premiums will be based on the rates in effect for the resulting face amount.

Physical Examination. While a claim is pending, we reserve the right to obtain an additional medical opinion and to have the insured examined at our expense by a physician of our choice.

Payment of Claims. We will pay the Accelerated Death Benefit in a lump sum to you. If the insured dies before payment is made, we will pay the entire death benefit of the policy to the beneficiary.

Legal Actions. No legal action may be brought to recover the payment requested under this option within 60 days after written proof of the insured's terminal illness has been given to us. No such action may be brought after 3 years from the time we receive written proof of the insured's terminal illness.

Accident Indemnity Rider

This rider is available only if you apply for it and we approve the rider. The rider is available to insureds who meet our underwriting requirements for this rider and are between the ages of 16 and 65 on the rider date. Adding the rider will increase the minimum required premium per year on the policy. Monthly deductions will be increased to reflect the rider.

If the rider is in effect on the date the insured dies as a result of accidental bodily injury, we will pay an accidental death benefit.

For purposes of these provisions, "accidental bodily injury" means injury which results, directly and independently of all other causes, from an accident that occurs while the rider is in force, and which results in the insured's death within 90 days from the date of the accident. We will have the right to examine the body of the insured and to request an autopsy, unless prohibited by law.

Amount Payable. The amount of the accidental death benefit will be shown in the policy data pages. However, if an accidental death benefit becomes payable for accidental bodily injury sustained in an accident which occurs while the insured is a fare-paying passenger in an aircraft, bus, train or other means of public conveyance while it is being operated by a licensed common carrier for passenger service, then the accidental death benefit will be twice the amount shown in the policy data pages.

Exclusions from Coverage. No amount will be payable under the rider if the insured's death results directly or indirectly from:

o    suicide or any attempted suicide, while sane or insane;

o any poison or gas voluntarily or involuntarily, accidentally or otherwise taken, administered, absorbed, or inhaled;

o    any bacterial infections except when caused by accidental bodily injury;

o        bodily or mental infirmity;

o        disease of any kind;

o        the commission of, or attempt to commit, an assault or felony;

o    service, travel or flight in any kind of aircraft except as a passenger;

o        participation in insurrection; or

o        war, declared or undeclared, or any act of war.

Contestability. The rider will be contestable as long as it is in force.

Automatic Termination. The rider will automatically terminate:

o if any premium for the rider remains unpaid after the end of the grace period;

o        if the policy is surrendered;

o        when the policy terminates; or

o        at the policy anniversary nearest the insured's age 70.

Cancellation. You may cancel the rider on any monthly policy date by sending us your written request.

Automatic Premium Loan Endorsement

You may elect on your application to add the Automatic Premium Loan (APL) Endorsement to your policy. There are no additional premiums or charges if you elect this endorsement.

We may also permit you to add the endorsement at a later date.

If the endorsement is in effect on your policy, then, if any portion of the required premium remains unpaid at the end of the grace period, we will make an automatic premium loan to pay the required premium. The policy must have enough net cash value to pay both the required premium due and the interest due on the automatic premium loan. If the policy does not have enough net cash value to pay both the required premium due and the interest due on the automatic premium loan, the policy will lapse, subject to the NONFORFEITURE - FULL SURRENDER provisions.

We will deduct the automatic premium loan, including the loan interest due in advance, from your investment options on a pro-rata basis. We will then transfer the automatic premium loan and applicable interest to the loan account. We will credit the net loan amount under the APL provisions as a premium payment on the same date that we take the loan. We will allocate the net premium amount under the APL provisions according to your current premium allocation elections. The automatic premium loan and applicable interest will be effective on the last day of the grace period. If that day is not a valuation date, the automatic premium loan, with applicable interest, will be effective on the next valuation date.

The automatic premium loan will be subject to all other provisions and limitations that apply to policy loans.

The Automatic Premium Loan Endorsement is only effective during the required premium period. The Endorsement will terminate after the end of the required premium period. If you request and we approve a face increase amount for the policy, the endorsement will be effective during the required premium period for the layer.

Endorsement to Modify Grace Period

This endorsement allows your policy to remain in force even though the accumulation value is not sufficient to cover the monthly deductions due, subject to the terms of the endorsement.

This endorsement will be added to your policy at the time of issue if the death benefit option selected is Option 1 (level death benefit option). If you change the death benefit from Option 1 to either Option 2 or 3 in the future, the endorsement will terminate.

While there is no direct charge or additional monthly deduction for the endorsement, the Select Monthly Premiums must be paid to maintain the benefits of the endorsement, subject to all other terms of the endorsement.

For purposes of the endorsement, the following definitions will apply:

         Net Deposits mean the total premiums paid, less the sum of any premium refunds, partial surrenders, and surrender penalty free withdrawals, since the policy date. In calculating the net deposits, premium paid in a policy year before the policy year in which the select monthly premium is due will reflect a time value of money at 4 % per year.

         Select Monthly Premium is the amount you must pay each month during the select period to maintain the endorsement. This amount is shown in the policy data page. Select Monthly Premiums may be paid cumulatively in advance.

During the select period, the policy will not enter its grace period due to lack of accumulation value if:

o        there is no outstanding loan;

o the select monthly premium requirement has been met. The select monthly premium requirement will be met if, at the start of each policy month, the net deposits equal or exceed the cumulative select monthly premiums due since the policy date; and

o Death Benefit Option 1 is, and has always been in effect.

If all three of the above requirements are met, the grace period will be modified so that the base policy, the endorsement and, if applicable, any layers will remain in force. If the grace period is modified, all other riders, except for the Full Death Benefit Rider and the Waiver Provision Rider, will be terminated. Any conversion privilege included in the terminated riders must be exercised at that time or they will be forfeited.

The endorsement does NOT prevent the policy from entering the grace period during the required premium period due to failure to meet the required premium payment amounts.

You may choose a select period of either 10 years or 20 years (or, until the policy anniversary nearest the insured's 100th birthday, if less than 20 years). Unless requested otherwise, the 10 year select period option will be added to your policy, subject to the conditions noted.

After the policy is issued, the select period chosen may not be changed.

The select monthly premium will vary by policy and will be specified on the policy data pages. The select monthly premium for the 10 year select period will generally be less than the select monthly premium on that same policy for the 20 year select period.

If you add a layer to your policy during the select period, and the endorsement is in effect on the policy, then the endorsement will also apply to the layer. The select monthly premium will be increased prospectively from the layer date to reflect the effect of the endorsement on the layer. The select period, however, will not be extended. The select period is measured solely from the policy date.

If you add a layer to your policy, but the endorsement is not in effect when you add the layer, you may not add the endorsement to the policy or to the layer.

We will continue to deduct the monthly deductions from the accumulation value as they come due. These monthly deductions will be held in the fixed account as "negative accumulation value". When you make additional premium payments to your policy, we will deduct the negative accumulation value from your net premium payments before allocating any remaining net premium to your policy's accumulation value.

If your Select Period ends before the policy anniversary nearest the insured's 100th birthday, and the policy death benefit was continued to the end of the Select Period under the provisions of the Endorsement to Modify Grace Period, your policy will enter the grace period at the end of the Select Period. To keep your policy from lapsing, you will need to pay sufficient premium to provide accumulation value to cover the negative accumulation value plus two current monthly deductions.

If your Select Period ends on the policy anniversary nearest the insured's 100th birthday, and the policy death benefit was continued to the end of the Select Period under the provisions of the Endorsement to Modify Grace Period, your policy will terminate when the Select Period ends, unless the Full Death Benefit Rider is in effect on your policy at that time. If the Full Death Benefit Rider is in effect on the policy, the death benefit will continue as specified in that rider.

Waiver Provision. If the policy contains the Waiver Provision Rider and a disability claim is approved while this endorsement is in effect, the select monthly premium will be waived. The select monthly premium will be waived for the same length of time that the policy is on waiver. Any waiver of a select monthly premium is subject to the terms of the endorsement. The select period will not be extended.

Automatic Termination. The endorsement will automatically terminate when the first of the following events occurs:

o        the select monthly premium requirement is not met;

o        the select period ends;

o        you change the death benefit option from Option 1 to another option; or

o        the policy terminates for any reason.

Reinstatement. If the endorsement terminates solely due to the select monthly premium requirement not being met, you may reinstate the endorsement within 30 days of the termination date.

To reinstate the endorsement, you must, within 30 days from the termination date:

o        request reinstatement in writing; and

o        pay us the necessary premium to reinstate the endorsement.

The necessary premium to reinstate the endorsement is equal to:

o the difference between the cumulative select monthly premiums due and the net deposits as of the termination date; plus

o two select monthly premiums or, if less, the select monthly premiums due to the end of the select period.

Reinstatement of the endorsement will be subject to all other provisions of the endorsement.

It is our current practice to determine whether the select monthly premium requirement has been met only at the end of a policy year. We may resume monthly checking of the requirement at any time, without advance notice.

Extra Surrender Penalty Free Withdrawal Endorsement

This endorsement will be added to your policy at issue so long as it is approved in the state in which you apply for the policy. There is no monthly deduction or other charge for the endorsement and it will not increase the required premium.

If this endorsement is in effect on your policy, you may make an extra surrender penalty free withdrawal in addition to the surrender penalty free withdrawal after the first policy year subject to the following provisions.

For purposes of this benefit, the following definitions apply:

     Extra Withdrawal means extra surrender penalty free withdrawal.

     Withdrawal means surrender penalty free withdrawal.

You may request an extra withdrawal in addition to a withdrawal without incurring a surrender penalty if we receive written proof that the insured requires medical care for one of the following conditions:

o        heart attack;

o        stroke;

o        cancer (malignant tumor);

o        renal failure; or

o        major organ transplant.

This proof must consist of a doctor's certification acceptable to us. We may request additional medical information from the doctor submitting the certification or any doctor we deem qualified. While a request is pending, we reserve the right to obtain a second medical opinion. We also reserve the right to have the insured examined at our expense.

The maximum amount eligible for an extra withdrawal is as follows:

o 10% of the policy's current accumulation value as of the date we approve the request; less

o        the sum of all extra withdrawals since the last policy anniversary.

The minimum amount of an extra withdrawal is $100.

The total amount available from all withdrawals, extra withdrawals and partial surrenders will not exceed:

o    the current accumulation value as of the date we approve the request; less

o        any outstanding policy loans; less

o        the sum of three monthly deductions; and less

o        the greater of $25 or the full surrender penalty.

During any required premium period, the total amount available from all withdrawals, extra withdrawals and partial surrenders also may not exceed:

o        the sum of all gross premiums paid; less

o        the sum of all required premiums since the policy date.

We will process an extra withdrawal for the eligible amount. The remainder, if any, of the amount you request will be processed first as a withdrawal, to the extent available. Then, any excess over that amount will be processed as a partial surrender.

If you request both a withdrawal and an extra withdrawal at the same time, the extra withdrawal will be processed first. Then, the withdrawal will be processed based on the remaining accumulation value.

We will deduct the amount withdrawn from the policy's accumulation value in the same manner as we deduct surrender penalty free withdrawals.

There may be important tax consequences of making taking an extra surrender penalty free withdrawal under this endorsement. Consult a tax adviser regarding this endorsement.

Full Death Benefit Rider

This rider may only be added to the policy at the time the policy is issued. If you wish to add this rider, you must request this rider at the time of application. Adding this rider may increase your required premium during the required premium period. It will also affect your monthly deduction, as described below.

If you elect this rider and the rider is still in force, then, beginning with the policy anniversary nearest the 100th birthday of the insured, the death benefit will be as defined and determined on the day before the policy anniversary nearest age 100. The death benefit will be subject to adjustments after age 100 for misstatement of age or gender.
Monthly Deduction. We will take the monthly deduction for this rider starting on the policy anniversary nearest age 90. We will continue to take the monthly deduction for this rider until the policy anniversary nearest age 100.

Termination. The rider will terminate on the earliest of:

o        the date the insured dies;

o        the date the policy lapses;

o the date the policy is continued under a nonforfeiture option, if applicable;

o        the date we receive your written request to terminate the rider;

o the date we receive your written request to surrender or terminate the policy.

Full Policy Surrender Penalty Waiver Endorsement

This endorsement provides that surrender penalties will be waived in the event the policy is fully surrendered during the first five policy years. You may request this endorsement on your application for the policy. The endorsement is only available with our consent and only at the time the policy is issued. Generally, we may consent to adding this endorsement to your policy only if the required premium per year for your policy is at least $100,000 per year for each of the first five policy years, among other criteria.

Guaranteed Insurability Rider

This rider is only available if you request it at the time of application for the policy, and we approve your request. The rider is available to insureds between the ages of 16 and 33 on the rider date who meet our underwriting requirements for this rider. Adding this rider to your policy will increase the minimum required premium for the policy. Monthly deductions will be increased to reflect the rider.

If this rider is in force on your policy, you may apply for additional insurance on the insured on each option date, subject to the following provisions.

Option Dates. The policy anniversary nearest the date the insured reaches each age of 25, 28, 31, 34, 37 and 40 after the effective date of the rider will be a regular option date. The maximum number of such option dates will be the number of such anniversaries remaining on the effective date of the rider.

Alternate option dates will be:

o the date the insured is granted a baccalaureate or higher degree from a college or university fully accredited by the accrediting committee of the Regional Association for Schools and Colleges in which such college or university is located.

o        the date of the insured's marriage.

o        the date of the birth of a child of the insured; or

o        the date of the final order of adoption of a child by the insured.

If additional insurance is issued on an alternate option date, then such alternate option date will replace one of the regular option dates so that the number of option dates on which additional insurance is available does not exceed the maximum number of option dates. We will only allow one alternate option date with respect to multiple births or adoptions at the same time.

Deferment of the Option Dates. If any option date occurs while the insured is on active duty in the military, naval or air forces of any country, international organization or combination of countries or in any civilian noncombatant unit serving with such forces, such option date will be deferred to any date you select within one year after termination of active duty. A deferred option, however, will not be available beyond the policy anniversary nearest the insured's age 40, or after the rider has terminated.

Application for Additional Insurance. The insured must be living when you make your written application for the additional insurance. We must receive your written application and initial premium within 31 days, before or after, a regular option date, or within 3 months after an alternate option date. Any additional insurance will become effective on the option date only if the insured is living on that date and only if all of the conditions of the rider are met.

The additional insurance applied for may be any plan of level premium, level face amount whole life or endowment insurance we are offering on the option date, subject to the minimum face amount allowed by us for the plan selected. At least one plan will be available for issue of the maximum amount per option shown in the policy data pages. Any amount not purchased on an option date cannot be used to increase the amount available on a subsequent option date. The new policy issued will not include an option for additional insurance.

Additional insurance applied for may also be any plan of flexible premium life insurance ("universal life insurance") which we are offering on the option date, subject to the minimum face amount allowed by us for the plan selected. You may request that this additional insurance applied for be issued as a face amount increase, or layer, on the policy, subject to our face amount increase rules but not subject to the requirement to provide satisfactory evidence of insurability.

Waiver of Premium. If the policy includes the Waiver Provision Rider and if the premium rate for the new policy is not greater than that for our non-participating whole life plans with premiums payable to at least age 95, a similar waiver benefit may be included in the new policy. The premium for such benefit will be at our published rate for the plan selected. We will use the insured's age on the date the additional insurance is issued to determine this rate. The waiver benefit will be issued at the class of risk of the current policy.

If you elect to exercise your right to additional insurance under this rider by adding a layer to your policy, the Waiver Provision Rider will apply to the layer coverage if the Waiver Provision Rider is in effect on the base policy.

Premium Rates. The premium for the new policy will be at our published rate at the time the additional insurance is issued. We will use the insured's age on the date the new policy is issued to determine this rate. The new policy will be issued at the class of risk for the current policy.

Automatic Termination. The rider will automatically terminate:

o if any premium remains unpaid after the end of the grace period, unless premiums are being paid under the automatic loan provision; or

o        when the policy is surrendered; or

o        if the policy terminates; or

o on the policy anniversary nearest insured's age 40, or when the maximum number of options have been exercised, whichever is sooner.

Incontestability. In applying the Incontestability provision to the rider, the date of issue will be measured from the date we sign the rider.

Continuation. The rider may be continued on a new policy other than the one issued under the rider, subject to the following rules:

o The "maximum amount per option" must be less than or equal to the amount for the rider.

o No additional option dates will become available because of the change in insurance.

o The rates will be determined according to the original issue age for the policy.

Cancellation. You may cancel the rider on any premium due date by sending us your written request.

Insurance on Children Rider

This rider is available only if you apply for it and we approve the rider. The rider is available to insureds who meet our underwriting requirements for the rider and are between the ages of 16 and 55 on the rider date. A child may only be covered under the rider if the child meets our underwriting requirements. Adding the rider will increase the minimum required premium per year on the policy. Monthly deductions will be increased to reflect the rider.

If a covered child dies before becoming 25 years old and before the policy anniversary nearest age 65 of the insured, we will pay the amount of insurance shown for this rider on the policy data pages, subject to the following provisions.

For purposes of this benefit, "child" means:

o any child approved by us for the rider who was born to the insured, or is a stepchild or legally adopted child of the insured, and who is at least 15 days old or becomes 15 days old, and who is not yet 19 years old on the date of the application; and

o any child born to the insured, or stepchild or legally adopted by the insured, after the date of application for the rider, who is at least 15 days old or becomes 15 days old, and who is not yet 19 years of age.

Payment of Proceeds. Any proceeds payable under the rider because of the death of a child will be paid to the insured when we receive due proof of the death. However, upon your request, any proceeds will be paid to a beneficiary other than the insured, but only if:

o    the beneficiary change is made according to the terms of the policy; and

o the beneficiary change specifically states that it is applicable to insurance provided on a child under the rider.

Paid-Up Term Life Insurance. If the insured dies while the rider is in force, the rider automatically will be changed to non-participating paid-up term life insurance under a policy form then written by us. A policy on each child will provide the amount of insurance of the rider to that child's 25th birthday. The child will be the owner of each such policy.

If the insurance on a child becomes paid-up under the provisions of the rider, we will furnish the cash values of the paid-up insurance to you upon request.

Conversion. Insurance under this rider may be converted to any plan of level premium whole life or endowment insurance then offered by us as follows:

o Insurance on a child may be converted, without providing evidence of insurability, to a new policy for up to five times the amount of insurance provided on that child under this rider or $50,000, whichever is less, on the following dates:

a) the child's 25th birthday or the policy anniversary nearest age 65 of the insured, whichever comes first; or

b) within 90 days after the child marries or receives a baccalaureate degree or higher degree from a fully accredited college or university before the child's 25th birthday and before the policy anniversary nearest age 65 of the insured.

o Insurance on a child may be converted at any other time before the child's 25th birthday and before the policy anniversary nearest age 65 of the insured. The face amount of the new policy may not be greater than the amount of insurance provided on that child under the rider.

o Written request for conversion and payment of the required premium must be made to us before, or within 31 days after, the date allowed for conversion. The terminating insurance will not be in force during the 31 day period following the date allowed for conversion.

o The face amount of each new policy may not be less than our published minimum for the plan selected. At least one plan will be available for conversion of $1,000 of insurance.

o Each new policy will be effective on the date of conversion. The child will be the owner of the new policy.

o The premium for each new policy will be based on our published rates for the plan selected at the time of conversion. We will use the age of the child insured on the date of conversion to determine this rate.

o The date of issue of all new policies issued under the Conversion Provision will be the date of issue of this rider. The Incontestability and Suicide periods in the new policies will continue from such dates of issue and will not start anew in the policies. However, if there is an increase in the face amount over the amount of the rider, the increase will be subject to new incontestability and suicide periods.

Automatic Termination. The rider will automatically terminate:

o        if any premium remains unpaid after the grace period;

o        when the policy is surrendered;

o        if the policy terminates;

o        on the policy anniversary nearest age 65 of the insured; or

o at the insured's death, subject to the provisions for paid-up term life insurance.

Insurance on a child will automatically terminate on such child's 25th birthday or when all or part of such insurance is converted.

Reinstatement. Subject to the Reinstatement provision, this rider may be reinstated only as to each child who provides proof of insurability satisfactory to us.

Incontestability. In applying the Incontestability provision to the rider, the date of issue will be measured from the date we sign the rider.

Suicide. In applying the Suicide provision to the rider, the date of issue will be measured from the date we sign the rider. If the insured dies by suicide and our liability is limited to the amount of the premiums paid, no insurance will be provided under the paid-up term life insurance provision of the rider. Instead, insurance on each child may be converted to any plan of whole life or endowment insurance we are then offering. Such conversion will be subject to the conversions provisions of the rider. The suicide provision will not apply to death of a child by suicide.

Cancellation. You may, by written request to us, cancel the rider on any monthly policy date.

Option For Additional Insurance Endorsement

This endorsement will be added to your policy if the insured is between the ages of 16 and 65 on the policy date and meets our underwriting requirements for this endorsement. There are no charges for the endorsement and adding the endorsement will not increase your required premium or your monthly deductions. If this endorsement is in effect on your policy, you may request us to issue additional insurance if all of the following conditions are met:

o    The option date must be the first, second and/or third policy anniversary.

o You must make a written request to exercise this option within 31 days before or after the chosen option date.

o The policy must be in force and the insured must be living on the chosen option date.

o    The minimum initial premium for the additional insurance must be paid.

o If the monthly deductions for the policy are being waived under a disability benefit on an option date, this option will not be available.

o The maximum amount of insurance available under the endorsement will be the lesser of:

a. the original face amount; or

b. $100,000.

o If the insured is between the ages of 51 and 65 when the policy is issued, we will forward an application and authorization to you. The insured must sign the authorization and provide answers, satisfactory to us, to the following questions:

a) Is the insured now so disabled by sickness or injury as to be unable to perform any of the duties of his or her normal job?

b) Within the past five years, has the insured had high blood pressure, heart disease, diabetes or cancer?

General Provisions. The new policy will be dated and effective on the chosen option date.

1. Subject to item 3 below, any part of the maximum amount of insurance under this endorsement will be available for issue on any of the option dates, but the total amount issued on all such dates may not exceed the maximum amount under the endorsement.

2. We will issue you a new policy of the same type as the policy for the additional insurance amount. You may request that the additional insurance be issued instead as a layer on the existing policy. The monthly deduction for the new policy or layer will be at our then current rate for such insurance at the time this option is exercised. The new policy or layer will be issued at the class of risk of the policy at the insured's attained age.
3. The face amount of the new policy may not be less than our published minimum for the insurance. The new policy will not contain this endorsement.
4. The incontestability period in the new policy will continue from the date the policy was issued and will not start over. This means that the new policy will be contestable for one year if this option is exercised on the first policy anniversary, but will not be contestable if this option is exercised on the 2nd and/or 3rd policy anniversary. The suicide period in the new policy, however, will start over on the chosen option date. However, if the insured is between the ages of 51 and 65 when the policy is issued, the incontestability and suicide periods in the new policy will start over on the chosen option date.

5. Unless you request otherwise, any waiver provision rider on the policy will also be included on the new policy, as long as the insured is not over age 55 when this option is exercised. Any other riders on the policy will not automatically be on the new policy, but they will be added to the new policy, provided the insured gives us evidence of insurability satisfactory to us.

Surrender Penalty Deferral Endorsement

This endorsement may only be added to the policy at the time the policy is issued. There is no charge for this endorsement. If approved in the state in which you apply for the policy, the endorsement will be added to your policy at issue if the required premium per year for your policy is at least $50,000 and you request the endorsement on your application.

This endorsement allows you, on a one-time basis, to defer the surrender penalty due the first time you request a decrease in the face amount on or after the fifth policy anniversary. If you subsequently request another decrease in face amount or a full or partial surrender during the surrender penalty period for the policy, we will assess the deferred surrender penalty plus the surrender penalty due from this subsequent transactions.

We will not defer the surrender penalty for a full or partial surrender. We will not defer the surrender penalty for a decrease in face amount effective prior to the end of the fifth policy year. You will be assessed the appropriate surrender penalty in those circumstances.

Waiver Provision Rider

This rider is available only if you apply for it and we approve the rider. The rider is available to insureds who meet our underwriting requirements for this rider and are between the ages of 16 and 55 on the rider date. Adding the rider will increase the minimum required premium per year on the policy. Monthly deductions will be increased to reflect the rider.

We will waive each monthly deduction due immediately on or after age 16 of the insured during the insured's total disability, subject to the following provisions.

A disability will be total when the insured becomes so disabled by injury or disease which first manifests itself after the effective date of the rider date of the rider, as to be unable to perform substantially all of the material duties of any gainful work for which the insured is, or becomes, fitted by reason of education, training or experience. If the occupation of the insured is, or becomes, that of a student, then "any gainful work" will include going to school. The total loss of sight of both eyes, or the use of both hands or both feet, or of one hand and one foot will be presumed total disability while such total loss continues.

The beginning of such disability will be the beginning of the disability which totally disables the insured for not less than six months. In no event will such disability be considered to have begun more than one year before the date due proof of such disability is received by us.

Waiver Benefit. While monthly deductions are being waived under this rider, premium payments are not required.

Any monthly deduction eligible for waiver under this rider that is taken before we approve the claim will be credited to the accumulation value of the policy. This credit will be treated as a new net premium. We will credit the accumulation value as of the date of notice of claim or the date at the end of the first six months of such disability, whichever is later. If that date is not a valuation date, we will credit the accumulation value on the next valuation date. We will allocate the new net premium among your investment options according to the allocation percentages provided in the most recent premium allocation election we have received from you.

Notice and Proof of Disability. You must give us written notice of the insured's disability at our administrative office while the insured is living and while such disability continues. Failure to give such notice will not invalidate any claim if such notice was given as soon as was reasonably possible. Due proof of such disability must be given to us at our administrative office. Although we may have accepted proof of disability as satisfactory, the insured must at any time, when we request it, furnish due proof of the continuance of such disability. At our option, such proof may include an examination of the insured by a medical examiner chosen by us. We will not require such proof more than once each year after such disability has continued for two full years.

Age Limitations. No waiver will be allowed under the rider during any period of disability before the insured's 16th birthday. If such disability continues beyond the 16th birthday, we will waive each such deduction due after that birthday and during such disability. No waiver will be allowed under the rider if such disability begins after the policy anniversary nearest age 60 of the insured.

Exclusions. We will not pay any benefit under the rider if the insured's total disability results directly or indirectly from:

o        intentionally self-inflicted injury;

o        participation in an insurrection; or

o        war, declared or undeclared, or any act of war.

Recovery from Disability. These benefits will end:

o if the insured fails to give us any due proof, or refuses to submit a requested medical examination; or

o        if the insured is no longer totally disabled.

Automatic Termination. The rider will automatically terminate:

o        If the policy is surrendered;

o        If the policy lapses.

o At the policy anniversary nearest age 60 of the insured, subject to any claims under the rider.

Cancellation. You may request to cancel the rider on any monthly policy date.


OTHER POLICY PROVISIONS

The following policy provisions may vary by state.

Delay of Payments

We may postpone any transaction involving the separate account during any period when:

o trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or the New York Stock Exchange is closed for days other than weekends or holidays;

o    the  Securities  and  Exchange   Commission  has  allowed  or  ordered  the
     suspension described above; or

o the Securities and Exchange Commission has determined that an emergency exists such that disposal of mutual fund securities or valuation of assets is not reasonably practical.

Transactions involving the separate account include the following, to the extent the amounts of the transactions come from the portion of the accumulation value in the separate account:

o        transfers between or among sub-accounts;

o        transfers to or from the separate account;

o        policy loans;

o        exchange of the policy under the Guaranteed Exchange Option;
o        partial or full surrenders; and

o        death benefits payments.

We may delay paying you any portion of a partial or full surrender that comes from the accumulation value in the fixed account for up to six months after we receive your written request for the surrender.

We may delay making a loan to you to the extent that the loan is deducted from the portion of the accumulation value in the fixed account for up to six months after we receive your written request for the loan. We will not delay any loan made to pay premiums due on the policy.

We may delay any payment until all premium checks have cleared.

Guaranteed Exchange Option

Under the Guaranteed Exchange Option, you have a right to exchange your current policy for a fixed policy offered by us. The exchange must be to an adjustable life insurance policy on a form designated by us for such purpose. Under this option, you would terminate your coverage under the current policy in exchange for equal coverage under a fixed policy not offering sub-accounts. You may exercise this option at any time before the 20th policy anniversary or the policy anniversary nearest age 95, whichever comes first, if all of the following conditions are met:

o        the insured is living;

o        the current policy does not have any outstanding loans; and

o        monthly deductions are not being waived under a Waiver Provision Rider.

The accumulation value on the date the current policy is exchanged will be transferred to the new policy. If the current policy includes one or more layers, and the new policy allows for layers, the accumulation value in each layer and in the base policy will be transferred accordingly to layers and the base policy on the new policy.

Effective Date. The effective date of the new policy will be the date the current policy is exchanged. The policy date of the new policy will be the same as the policy date of the current TransUltra VUL policy. If the new policy allows for layers, the layer date for each layer on the new policy will be the same as the layer date for the equivalent layer in the current policy. We may limit the effective date to the policy anniversary following the date we receive all requirements in good order. Before the date of the exchange, you will continue to have all rights under the current policy, including the right to allocate net premiums to the sub-accounts and to transfer amounts among investment options. If you wish to transfer accumulation values to the fixed account of your policy until the date of the exchange, you must provide us with transfer instructions to that effect.

Application. We must receive all of the following in order to process the exchange:

o A policy change application indicating your request to exercise this option and your request to surrender the current policy.

o The release of any lien against or assignment of the current policy.

o        The current policy.

o        Payment of any amount due for the exchange, if applicable.

We will consider the application for the current policy together with the policy change application to be the application for the new policy.

New Policy. The exchange must be to an adjustable life insurance policy that would have been available from us at the time you applied for the current policy. The new policy will be based on the gender, age, class of risk and smoking status of the insured as of the policy date of the current policy. If the current policy includes one or more layers, and the new policy allows for layers, the gender, age, class of risk and smoking status of the insured under a layer will apply to the equivalent layer on the new policy. The premiums for the new policy will be based on our published rates in effect on the date you request the exchange. If the Accelerated Death Benefit Option Endorsement is part of the current policy, it will automatically become a part of the new policy. Any other riders that form a part of the current policy, and any new riders requested, will become a part of the new policy only if we agree to provide them on the date of the exchange. The new policy will take effect immediately upon termination of the current policy. Under no circumstances will we pay a death benefit under both the current policy and the new policy.

Assignment. If there is an assignment on the current policy and you want to carry over that assignment to the new policy, you must execute a new assignment.

Exchange Adjustments. The minimum initial premium for the new policy will be equal to:

o the cumulative total of the required annual premiums applicable for the number of years that the current policy was in force; minus

o        the total accumulation value transferred to the new policy.

The minimum initial premium will be applied to the new policy as a gross premium, subject to any administrative or other charges.

If the current policy includes one or more layers and the new policy allows for layers, then the minimum initial premium for the new policy will be equal to:

o the cumulative total of the required annual premiums applicable to the new policy for the number of years that the current policy was in force minus the total accumulation value transferred to the new policy from the current policy's base policy; plus

o the cumulative total of the required annual premiums applicable to each layer on the new policy for the number of years that the applicable layer on the current policy was in force minus the total accumulation value transferred to each layer on the new policy from the applicable layer on the current policy.

The minimum initial premium will be applied to the new policy as a gross premium, subject to any administrative or other charges.

Surrender Penalty Period. The period for which the current policy was in effect before the date of the exchange will be used to reduce the surrender penalty period under the new policy. If the current policy has one or more layers and the new policy allows for layers, then the period for which the policy was in effect before the date of the exchange will be determined for the base policy and for each layer separately.

Evidence of Insurability. When you exercise this option, we will not require evidence of insurability from the insured.

Suicide and Incontestability. The period for which the current policy was in effect before the date of exchange will be used to reduce the time period for any suicide and incontestability provision under the new policy. If the current policy has one or more layers and the new policy allows for layers, then the period for which the policy was in effect before the date of the exchange will be determined for the base policy and for each layer, separately.

Ownership. The owner of the new policy will be the same as the owner of the current policy. If you do not want the owner of the current policy to be the owner of the new policy, you must indicate this on the application for the new policy and complete a transfer of ownership form. We may also require that the owner of the new policy provide us with evidence of insurable interest in the life of the insured. A change in ownership may have tax consequences.

Beneficiary. The beneficiary of the new policy will be the same as the beneficiary of the current policy. If you do not want the beneficiary of the current policy to be the beneficiary of the new policy, you must indicate this in the policy change form and complete a change of beneficiary form. We may also require that the new beneficiary provide us with evidence of insurable interest in the life of the insured.

Termination. This Guaranteed Exchange Option terminates on the earliest:

o        the 20th policy anniversary;

o        the policy anniversary nearest age 95;

o        the date the current policy is surrendered or terminated; or

o the date the current policy lapses under the Grace Period provision in the prospectus.

Misstatement of Age or Sex. If a misstatement of the insured's age or gender is found before this option is exercised and the current policy's death benefit is changed as a result, the face amount of the new policy will be based on the adjusted face amount of the current policy.

If a misstatement of the insured's age or gender is found after this option is exercised, the death benefit amount under the new policy will be subject to the Misstatement of Age or Sex provision of the new policy.

Policy Changes. If the face amount of the current policy is changed for any reason, we will proportionately change the benefit amount of the option.

Incontestability of the Policy

Except for fraud or nonpayment of premiums, the policy will be incontestable as to the base policy after it has been in force during the insured's lifetime for two years from the date of issue. This provision does not apply to any rider or endorsement providing benefits specifically for disability or death by accident.

When a layer is added to the policy, this incontestability provision will start anew with respect to that layer, beginning on the layer date.

If the base policy is rescinded for any contestable reason (e.g. material misrepresentation), we will be liable only for the amount of premiums, less any partial surrenders, surrender penalty free withdrawals, loans and loan interest due, allocated to the base policy. The base policy will be rescinded as of the policy date. If a layer is rescinded for any contestable reason, we will be liable only for the amount of premiums, less any partial surrenders, surrender penalty free withdrawals, loans and loan interest due, allocated to the layer. The layer will be rescinded as of the layer date.

Misstatement of Age or Sex in the Application

If there is a misstatement of the insured's age or gender in the application, we will adjust the face amount of the base policy and each layer. We will do this by comparing the excess of the death benefit over the accumulation value to that which would be purchased by the most recent monthly deduction at the correct age or gender to such excess as of the date of the last monthly deduction. If the newly calculated excess is higher, we will add the difference to the face amount. If it is lower, we will subtract the difference from the face amount. There will be no adjustment beyond the policy anniversary nearest age 100, except as provided otherwise in the Full Death Benefit Rider.

Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, we will be liable only for the amount of premiums paid, less any partial surrenders, surrender penalty free withdrawals, loans and loan interest due.

When a layer is added to the policy, the suicide provision will start anew with respect to that layer, beginning on the layer date. If the insured dies by suicide, while sane or insane, within two years from the layer date, we will be liable only for the amount of premiums, less any partial surrenders, surrender penalty free withdrawals, loans and loan interest due, that have been allocated to that layer.


SETTLEMENT OPTIONS

Benefit Payment Options

When the insured dies while the policy is in force, we will pay the death benefit in a lump sum unless you or the beneficiary choose a settlement option. You may choose a settlement option while the insured is living. You may also choose one of these options as a method of receiving any surrender proceeds that are available under the policy. The beneficiary may choose a benefit option after the insured has died. The beneficiary's right to choose will be subject to any benefit payment option restrictions in effect at the insured's death.

Settlement options are obligations of and are paid from our general account and are not based on the investment experience of the separate account.

When we receive a satisfactory written request, we will pay the benefit according to one of these options:

OPTION A: Installments for a Guaranteed Period. We will pay equal installments for a guaranteed period of from one to thirty years. Each installment will consist of part benefit and part interest. We will pay the installments monthly, quarterly, semi-annually or annually, as requested.

OPTION B: Installments for Life with a Guaranteed Period. We will pay equal monthly installments as long as the designated individual is living, but we will not make payments for less than the guaranteed period the payee chooses. The guaranteed period may be either 10 years or 20 years. We will pay the installments monthly.

OPTION C: Benefit Deposited with Interest. We will hold the benefit on deposit. It will earn interest at the annual interest rate we are paying as of the date of the insured's death or the date you surrender the policy. We will not pay less than 2 1/2% annual interest. We will pay the earned interest monthly, quarterly, semi-annually or annually, as requested. The payee may withdraw part or all of the benefit and earned interest at any time.

OPTION D: Installments of a Selected Amount. We will pay installments of a selected amount until we have paid the entire benefit and accumulated interest.

OPTION E: Annuity. We will use the benefit as a single payment to buy an annuity. The annuity may be payable based on the life of one or two designated individuals. It may be payable for life with or without a guaranteed period, as requested. The annuity payment will not be less than payments available under our then current annuity contracts.

General

The payee may arrange any other method of benefit payment as long as we agree to it. There must be at least $10,000 available for any option and the amount of each installment must be at least $100. If the benefit amount is not enough to meet these requirements, we will pay the benefit in a lump sum.

Installments that depend on the designated individual's age are based on his or her age nearest birthday on the date of the insured's death or the date you surrender the policy. If the death benefit is payable, the settlement option will start on the date of the insured's death. If you surrender the policy, the settlement option will start on the date we receive your written surrender request.

We will pay the first installment under any option on the date the option starts. Any unpaid balance we hold under Options A, B or D will earn interest at the rate we are paying at the time of settlement. We will not pay less than 3% annual interest.
If the payee does not live to receive all guaranteed payments under Options A, B or D or any amount deposited under Option C, plus any accumulated interest, we will pay the remaining benefit as scheduled to the payee's estate. If the payee does not live to receive all guaranteed payments under Option E, we will pay the remaining benefit as scheduled to the payee's estate. The payee may name and change a successor payee for any amount we would otherwise pay the payee's estate.


REPORTS

We maintain the records for the separate account.

We will send you a statement at least once a year, without charge, showing the face amount, accumulation value, net cash value, loans, partial surrenders, surrender penalty free withdrawals, premium qualification credits, premiums paid and charges as of the statement date. The statement will also include summary information about the portions of your accumulation value in the fixed account, the sub-accounts and the loan account. We may include additional information.


Scheduled periodic transactions, such as monthly premiums under the pre-authorized withdrawal program and monthly deductions, will be confirmed quarterly in lieu of an immediate transaction confirmation.

Upon written request at any time, we will send you an illustration of your policy's benefits and values. There will be no charge for the first illustration in each policy year. We reserve the right to charge a fee up to $25 for any illustration after the first in any policy year.


SALES OF POLICY

We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

Principal Underwriter

Transamerica Securities Sales Corporation, or TSSC, acts as the principal underwriter and general distributor of the policy pursuant to a distribution agreement with us. TSSC is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. TSSC is not a member of the Securities Investor Protection Corporation. TSSC was organized on February 26, 1986, under the laws of the state of Maryland. TSSC enters into selling agreements with other broker-dealers for sales of the policies through their sales representatives who are appointed by us to sell variable universal life insurance policies.

TSSC's principal business office is located at 1150 South Olive Street, Los Angeles, California 90015-2211. TSSC is an affiliate of TOLIC and, like TOLIC, is an indirect, wholly owned subsidiary of AEGON USA.

Sales Compensation

The policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TSSC. Sales representatives are appointed as our insurance agents.

During years 2006, 2005, and 2004, the amounts paid to TSSC in connection with all policies sold through the separate account were $1,739,511.12, $1,936,155.29, and $1,252,811.23, respectively. TSSC passes through commissions it receives to selling firms for their sales and does not retain any portion of it.

We, TSSC and/or TCI may pay certain selling firms additional cash amounts for:
(1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

o        the administrative charge;

o        the surrender penalty; and

o investment earnings on amounts allocated under policies to the fixed account.

Commissions paid on the policy, including other incentives or payments, are not charged directly to the policy owners or the separate account.

Pending regulatory approvals, TSSC intends to distribute the policy in all states, except New York, as well as in the District of Columbia and in certain possessions and territories.

Sales in Special Situations

We may sell the policies in special situations that are expected to involve reduced expenses for us. These instances may include sales to sales agents, known as registered representatives, and their families. To qualify, sale agents must be appointed with us to sell our variable universal life insurance products in the state in which they reside and/or regularly conduct business as a registered representative. Families are the registered representative's spouse and children under age 21.

In these situations, we may offer policies to these individuals in which both:

a) the surrender penalties are waived for full and partial surrenders, as well as for reductions in face amount; and

b) no compensation is paid by us to the registered representative's broker-dealer.

These reductions in fees or charges may be taxable.


PERFORMANCE INFORMATION

We may publish average annual total return performance information based on the periods that the portfolios have been in existence. The results for any period prior to the policies being offered will be calculated as if the policies had been offered during that period of time, with all charges assumed to be those applicable to the sub-accounts and the portfolios.

The average annual total returns shown will reflect sub-account performance, and will include deductions for expenses of the portfolios and for the mortality and expense risk charge of the separate account. The performance numbers will generally NOT include any of the charges, fees or deductions associated with the policies including charges for any riders. Specifically, they will not include the applicable administrative charge of up to 7.00%of premium; the monthly deductions (which include rider charges, among other charges); any other fees or charges; nor the surrender charges for surrenders during the first 10 policy or layer years. If these charges, fees and deductions were taken into consideration, the performance would have been less. We may publish other performance calculations.

Average annual total returns assume that a sub-account's performance is constant over the entire period for which returns are shown. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

Calculation of Average Annual Total Returns

Quotations of average annual total return for any sub-account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a sub-account over a period of one, five and ten years (or, if less, up to the life of the sub-account), calculated pursuant to the formula:

P (1 + T)n = ERV

Where:
     P     =    the initial value
     T     =    an average annual total return
     N     =    the number years
     ERV = the ending value made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, 10 year period
                (or fractional portion thereof).

A deduction for the mortality and expense risk charge is reflected in the average annual total returns published. We reduce the average annual returns calculated according to the formula, above, by the annual effective rate of 0.25% in order to reflect the effect of the deduction for mortality and expense risk charge.

Sub-Account   Average  Annual  Total  Returns  Net  of  Portfolio  Expenses  and
Sub-Account Expenses (as of 12/31/06)

The performance information in the following table reflects sub-account performance net of portfolio expenses and sub-account expenses. The performance shown does NOT include any of the policy charges, fees, or expenses. Specifically, the performance shown does not reflect the administrative charge deducted from premiums; the monthly deductions (including any rider charges) under the policy; nor surrender penalties. If these charges and deductions were included, the figures below would be lower. You may request a personalized illustration from your registered representative which reflects the cost of your insurance as well as the sub-accounts' expenses.


                                                       Portfolio
                                                     Inception Date                                                         Since
Portfolio                                                                One Year       Five Years       Ten Years        Inception
AEGON/Transamerica Asset Allocation -                  05/01/2002         9.17%            N/A              N/A             7.38%
Conservative Portfolio - Initial Class
AEGON/Transamerica Asset Allocation - Growth           05/01/2002         15.33%           N/A              N/A             10.07%
Portfolio - Initial Class
AEGON/Transamerica Asset Allocation - Moderate         05/01/2002         13.55%           N/A              N/A             9.42%
Growth Portfolio - Initial Class
AEGON/Transamerica Asset Allocation - Moderate         05/01/2002         11.20%           N/A              N/A             8.30%
Portfolio - Initial Class
AEGON/Transamerica BlackRock Large Cap Value -         05/01/1996         16.63%          12.06%           9.76%            10.38%
Initial Class(1)(5)
AEGON/Transamerica Capital Guardian Global -           02/03/1998         14.04%          8.84%             N/A             6.86%
                                          -
Initial Class(1)
AEGON/Transamerica Capital Guardian Value -            05/27/1993         16.21%          9.06%            8.36%            10.62%
Initial Class
AEGON/Transamerica Clarion Global Real Estate          05/01/1998         41.92%          24.39%            N/A             15.46%
Securities - Initial Class(1)(1)
AEGON/Transamerica Federated Market Opportunity -      03/01/1994         2.50%           8.30%            10.44%           10.43%
Initial Class(1)(3)
AEGON/Transamerica JPMorgan Mid Cap Value -            05/03/1999         16.95%          10.82%            N/A             8.96%
Initial Class(1)(2)
AEGON/Transamerica Marsico Growth - Initial Class      05/03/1999         5.10%           3.47%             N/A             1.18%
AEGON/Transamerica PIMCO Total Return - Initial        05/01/2002         3.95%            N/A              N/A             4.48%
Class(8)
AEGON/Transamerica Templeton Transamerica Global       12/03/1992         18.49%          4.61%            7.60%            11.19%
-  Initial Class(1)(6)
AEGON/Transamerica Third Avenue Value - Initial        01/02/1998         15.78%          15.51%            N/A             13.62%
Class
AEGON/Transamerica Transamerica Convertible            05/01/2002         10.74%           N/A              N/A             8.86%
Securities - Initial Class
AEGON/Transamerica Transamerica Equity - Initial       02/26/1969         8.44%           8.13%            12.13%            N/A
Class(3)
AEGON/Transamerica Transamerica Growth                 05/02/2001         4.84%           9.59%             N/A             10.54%
Opportunities - Initial Class
AEGON/Transamerica Transamerica Money Market -         01/02/1998         4.46%           1.88%             N/A             3.03%
Initial Class(4)
AEGON/Transamerica Transamerica Science &              05/1/2000          0.75%           -0.55%            N/A            -11.74%
Technology - Initial Class(1)(4)
AEGON/Transamerica Transamerica U.S. Government        05/13/1994         3.00%           3.23%            4.53%            4.83%
Securities - Initial Class


                                                       Portfolio
                                                     Inception Date                                                         Since
Portfolio                                                                One Year       Five Years       Ten Years        Inception
AEGON/Transamerica Van Kampen Mid-Cap Growth -         03/01/1993         9.63%           1.42%            7.85%            11.03%
Initial Class(1,10)
Alger American Income & Growth - Class O               11/15/1988         9.04%           1.50%            8.75%            9.76%
AllianceBernstein VP Growth and Income Portfolio-      06/01/1999         16.69%          6.67%             N/A             6.31%
Class B
AllianceBernstein VP Large Cap Growth Portfolio -      07/14/1999         -0.89%          0.82%             N/A             -2.86%
Class B
Dreyfus Investment Portfolios - MidCap Stock           05/01/1998         7.48%           8.92%             N/A             6.44%
Portfolio - Initial Shares(1)
The Dreyfus Socially Responsible Growth Fund,          10/07/1993         8.93%           1.22%            4.57%            7.96%
Inc. - Initial Shares
Dreyfus VIF - Appreciation Portfolio - Initial         04/05/1993         16.19%          4.94%            7.72%            10.30%
Shares
Dreyfus VIF - Developing Leaders Portfolio -           08/31/1990         3.51%           5.16%            6.49%            21.14%
Initial Shares(1,2)
Fidelity VIP Contrafund(R) Portfolio - Service         01/12/2000         11.15%          11.37%            N/A             5.32%
Class 2
Fidelity VIP Equity-Income Portfolio - Service         01/12/2000         19.63%          8.45%             N/A             6.57%
Class 2
Fidelity VIP Index 500 Portfolio - Service Class 2     01/12/2000         15.15%          5.50%             N/A             0.82%
Franklin Small Cap Value Securities Fund - Class       01/06/1999         16.69%          13.25%            N/A             12.74%
2(1)
Franklin Small-Midcap Growth Securities Fund -         01/06/1999         8.42%           4.18%             N/A             6.57%
Class 2 (1,9)
Janus Aspen Series Balanced - Service Shares           12/31/1999         10.14%          6.18%             N/A             3.24%
Janus Aspen Series Worldwide Growth - Service          12/31/1999         17.64%          3.38%             N/A             -3.79%
Shares(1)
MFS(R) Emerging Growth Series - Initial Class(1)       07/24/1995         7.63%           2.54%            5.63%            7.83%
MFS(R) Investors Trust Series - Initial Class          10/09/1995         12.71%          5.18%            6.09%            8.07%
MFS(R) Research Series - Initial Class                 07/26/1995         10.20%          5.10%            5.73%            7.78%
PIMCO VIT Real Return - Admin Class                    09/30/1999         0.46%           7.23%             N/A             8.14%
PIMCO VIT StocksPLUS Growth & Income - Admin Class     12/31/1997         14.61%          6.24%             N/A             5.90%
Premier VIT OpCap Managed Portfolio(6)                 08/01/1988         9.38%           5.03%            6.13%            12.18%
Premier VIT OpCap Small Cap Portfolio(1,7)             08/01/1988         23.78%          10.07%           10.53%           12.28%
Van Kampen UIF Core Plus Fixed Income - Class 1(5)     01/02/1997         3.47%           4.59%             N/A             5.76%
Van Kampen UIF Emerging Markets Equity - Class         10/01/1996         36.80%          24.93%           9.78%            9.31%
1(1,5)
Van Kampen UIF High Yield - Class 1(1,5)               01/02/1997         8.35%           6.71%             N/A             4.05%
Van Kampen UIF International Magnum - Class 1(1,5)     01/02/1997         24.82%          11.30%            N/A             5.72%


                                                                                  Sub-           Since
                                                       Portfolio                Account       Sub-Account
                                                     Inception Date          Inception Date  Inception Date
Portfolio
AEGON/Transamerica Asset Allocation -                  05/01/2002              05/01/2005        10.18%
Conservative Portfolio - Initial Class
AEGON/Transamerica Asset Allocation - Growth           05/01/2002              05/01/2005        19.68%
Portfolio - Initial Class
AEGON/Transamerica Asset Allocation - Moderate         05/01/2002              05/01/2005        16.91%
Growth Portfolio - Initial Class
AEGON/Transamerica Asset Allocation - Moderate         05/01/2002              05/01/2005        13.48%
Portfolio - Initial Class
AEGON/Transamerica BlackRock Large Cap Value -         05/01/1996              05/01/2005        20.24%
Initial Class(1)(5)
AEGON/Transamerica Capital Guardian Global -           02/03/1998              05/01/2002        10.04%
                                          -
Initial Class(1)
AEGON/Transamerica Capital Guardian Value -            05/27/1993              05/01/2002        9.84%
Initial Class
AEGON/Transamerica Clarion Global Real Estate          05/01/1998              5/01/2005         35.60%
Securities - Initial Class(1)(1)
AEGON/Transamerica Federated Market Opportunity -      03/01/1994              05/01/2002        7.32%
Initial Class(1)(3)
AEGON/Transamerica JPMorgan Mid Cap Value -            05/03/1999              05/01/2005        16.86%
Initial Class(1)(2)
AEGON/Transamerica Marsico Growth - Initial Class      05/03/1999              05/01/2005        11.40%
AEGON/Transamerica PIMCO Total Return - Initial        05/01/2002              05/01/2003        3.38%
Class(8)
AEGON/Transamerica Templeton Transamerica Global       12/03/1992              05/01/2005        18.23%
-  Initial Class(1)(6)
AEGON/Transamerica Third Avenue Value - Initial        01/02/1998              05/01/2005        22.62%
Class
AEGON/Transamerica Transamerica Convertible            05/01/2002              05/01/2005        14.45%
Securities - Initial Class
AEGON/Transamerica Transamerica Equity - Initial       02/26/1969              05/01/2001        4.94%
Class(3)
AEGON/Transamerica Transamerica Growth                 05/02/2001              05/01/2005        18.92%
Opportunities - Initial Class
AEGON/Transamerica Transamerica Money Market -         01/02/1998              05/01/2001        1.95%
Initial Class(4)
AEGON/Transamerica Transamerica Science &              05/1/2000               05/01/2005        10.30%
Technology - Initial Class(1)(4)
AEGON/Transamerica Transamerica U.S. Government        05/13/1994              05/01/2005        2.57%
Securities - Initial Class

                                                                                  Sub-           Since
                                                       Portfolio                Account       Sub-Account
                                                     Inception Date          Inception Date  Inception Date
Portfolio
AEGON/Transamerica Van Kampen Mid-Cap Growth -         03/01/1993              05/01/2001        -2.26%
Initial Class(1,10)
Alger American Income & Growth - Class O               11/15/1988              05/01/2001        0.04%
AllianceBernstein VP Growth and Income Portfolio-      06/01/1999              05/01/2001        4.75%
Class B
AllianceBernstein VP Large Cap Growth Portfolio -      07/14/1999              05/01/2001        -1.60%
Class B
Dreyfus Investment Portfolios - MidCap Stock           05/01/1998              05/01/2001        7.36%
Portfolio - Initial Shares(1)
The Dreyfus Socially Responsible Growth Fund,          10/07/1993              05/01/2001        -1.72%
Inc. - Initial Shares
Dreyfus VIF - Appreciation Portfolio - Initial         04/05/1993              05/01/2001        3.22%
Shares
Dreyfus VIF - Developing Leaders Portfolio -           08/31/1990              05/01/2001        4.11%
Initial Shares(1,2)
Fidelity VIP Contrafund(R) Portfolio - Service         01/12/2000              05/01/2002        11.56%
Class 2
Fidelity VIP Equity-Income Portfolio - Service         01/12/2000              05/01/2002        9.26%
Class 2
Fidelity VIP Index 500 Portfolio - Service Class 2     01/12/2000              05/01/2002        7.33%
Franklin Small Cap Value Securities Fund - Class       01/06/1999              05/01/2002        11.26%
2(1)
Franklin Small-Midcap Growth Securities Fund -         01/06/1999              05/01/2001        2.66%
Class 2 (1,9)
Janus Aspen Series Balanced - Service Shares           12/31/1999              05/01/2001        4.93%
Janus Aspen Series Worldwide Growth - Service          12/31/1999              05/01/2001        0.09%
Shares(1)
MFS(R) Emerging Growth Series - Initial Class(1)       07/24/1995              05/01/2001        -0.98%
MFS(R) Investors Trust Series - Initial Class          10/09/1995              05/01/2001        2.62%
MFS(R) Research Series - Initial Class                 07/26/1995              05/01/2001        1.75%
PIMCO VIT Real Return - Admin Class                    09/30/1999              05/01/2005        0.50%
PIMCO VIT StocksPLUS Growth & Income - Admin Class     12/31/1997              05/01/2001        4.26%
Premier VIT OpCap Managed Portfolio(6)                 08/01/1988              05/01/2001        3.29%
Premier VIT OpCap Small Cap Portfolio(1,7)             08/01/1988              05/01/2001        10.48%
Van Kampen UIF Core Plus Fixed Income - Class 1(5)     01/02/1997              05/01/2001        5.02%
Van Kampen UIF Emerging Markets Equity - Class         10/01/1996              05/01/2001        20.88%
1(1,5)
Van Kampen UIF High Yield - Class 1(1,5)               01/02/1997              05/01/2001        4.87%
Van Kampen UIF International Magnum - Class 1(1,5)     01/02/1997              05/01/2001        7.27%


1. Investing in these types of sub-accounts may involve greater risks. As a result, these sub-accounts may experience greater price volatility.

2. Portfolio name effective January 2, 2003; formerly, Dreyfus VIF-Small Cap Portfolio-Initial Shares. Performance prior to January 2, 2003 is that of Dreyfus VIF-Small Cap Portfolio-Initial Shares.

3. The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, the Growth Portfolio of the Transamerica Variable Insurance Fund, Inc.

4. Before May 1, 2002, this Portfolio was sub-advised by J.P. Morgan Investment Management, Inc. Performance prior to May 1, 2002, reflects that of Money Market Portfolio of Transamerica Variable Insurance Fund, Inc.

5. Morgan Stanley Investment Management, Inc. does business in certain instances using the name "Van Kampen."

6. On September 16, 1994, an investment company which began operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds - the Old Trust and the present Premier VIT (formerly PIMCO Advisors VIT, the "Present Trust") - at which time the Present Trust began operations. For the period before September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

7. On September 16, 1994, an investment company which began operations on August 1, 1988, Called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds - at which time the Present Trust began operations. For the period before September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

8. AEGON/Transamerica PIMCO Total Return sub-account effective date is May 1, 2003. The performance figures shown are adjusted historical performance.

9. The Franklin Technology Securities Fund - Class 2 merged into the Franklin Small - MidCap Growth Securities Fund - Class 2 (formerly Franklin Small Cap Fund - Class 2) effective May 1, 2003.

10. Portfolio name effective November 1, 2005; formerly AEGON/Transamerica Van Kampen Emerging Growth. Performance prior to November 1, 2005 is that of AEGON/Transamerica Van Kampen Emerging Growth.

11. Portfolio name effective November 1, 2005; formerly AEGON/Transamerica Clarion Real Estate Securities. Performance prior to November 1, 2005 is that of AEGON/Transamerica Clarion Real Estate Securities.

12. Effective December 12, 2005, the ATST JPMorgan Mid Cap Value sub-account is closed to new investments. No new net premiums may be allocated to the sub-account, and transfers into the sub-account are not allowed.

13. Portfolio name effective May 1, 2007; formerly AEGON/Transamerica Federated Growth & Income - Initial Class. Performance prior to May 1, 2007 is that of AEGON/Transamerica Federated Growth & Income.

14. Portfolio name effective November 1, 2006; formerly AEGON/Transamerica Great Companies TechnologySM - Initial Class. Performance prior to November 1, 2006 is that of AEGON/Transamerica Great Companies TechnologySM.

15. Portfolio name effective November 1, 2006; formerly AEGON/Transamerica Mercury Large Cap Value - Initial Class - Initial Class. Performance prior to November 1, 2006 is that of AEGON/Transamerica Mercury Large Cap Value - Initial Class.

16. Portfolio name effective November 1, 2006; formerly AEGON/Transamerica Templeton Great Companies Global - Initial Class. Performance prior to November 1, 2006 is that of AEGON/Transamerica Templeton Great Companies Global.

Money Market Portfolio Yields

From time to time we may advertise the current yield and effective yield of money market portfolios. Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield of the portfolio refers to the income generated by an investment in the portfolio over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the portfolio is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Current yield for a money market portfolio will be computed by determining the net change in the value of a hypothetical investment at the end of a seven-day period from the beginning value, and dividing the difference by the value of the hypothetical investment at the beginning of the base period to obtain the base period return. This base period return is then multiplied by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of effective yield begins with the same base period return used in the calculation of yield, which is then annualized to reflect weekly compounding based on the following formula:

         Effective Yield = [(Base Period Return + 1)x365/7] - 1


Yields for Money Market Portfolios (as of 12/31/06)

                                                                                           7-Day                       7-Day
Portfolio                                                                              Current Yield              Effective Yield
                                                                                       -------------              ---------------
AEGON/Transamerica Transamerica Money Market -Initial Class                                4.72%                       4.84%

Other Performance Information

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. One-year total return and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio in which a sub-account invests and the market conditions during the given time period, and should not be considered a representation of what may be achieved in the future.

We will provide prospective owners with customized illustrations showing how charges, fees, deductions, premiums and other policy activity could affect death benefits.

We may compare performance information for a sub-account in reports and promotional literature to:

o        Standard & Poor's 500 Stock Index, or S&P 500;

o        Dow Jones Industrial Average, or DJIA;

o        Shearson Lehman Aggregate Bond Index;

o    other  unmanaged  indices  of  unmanaged   securities  widely  regarded  by
     investors as representative of the securities markets;

o other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services;

o other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria; and

o        the Consumer Price Index.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administration charges, separate account charges and portfolio management costs and expenses. Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in light of market conditions during a period and in considering a portfolio's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to policy owners and prospective policy owners. These topics may include:

o the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques, such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing;

o the advantages and disadvantages of investing in tax-deferred and taxable investments;

o        customer profiles and hypothetical payment and investment scenarios;

o        financial management and tax and retirement planning; and

investment alternatives to certificates of deposit and other financial instruments, including comparisons between the policies and the characteristics of, and market for, the financial instruments.

ILLUSTRATIONS OF DEATH BENEFIT, ACCUMULATION VALUES AND NET CASH VALUE


The following tables illustrate the way in which a policy's death benefit, accumulation value, and net cash value could vary over an extended period. Results will vary for each individual insured under a policy, and the results shown in the following tables may not be representative of results that would apply to you.

To request a personalized illustration based on your age, gender, underwriting class, death benefit option, planned premiums and other factors, please contact your registered representative.


Assumptions


The tables illustrate a policy insuring a male, age 44 at issue, qualifying for our preferred non-smoker underwriting class. The illustrated policy provides for a face amount of $250,000 and an Option 1 (level) Death Benefit Option. One table illustrates values based on the guaranteed charges for the policy, and the other table illustrates values based on the current charges.

The tables assume that no layers have been added to the policy; that no policy loan has been made; that you have not requested a decrease in the face amount; that no partial surrenders have been made; and that no transfers above 18 have been made in any policy year (so that no related transaction or transfer charges have been incurred). The tables assume that no riders are in effect on the policy. The tables assume that the 10-year Endorsement to Modify Grace Period was included at issue and remained in effect through the 10-year Select Period.

The tables assume that a premium of $185 is paid at the beginning of each policy month until the policy anniversary nearest the insured's 100th birthday, and that all premiums are allocated to and remain in the separate account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the portfolios (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 10%.

The accumulation values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 10% over a period of years, but fluctuated above or below such averages for individual policy years. The values also would be different depending on the allocation of the policy's total accumulation value among the sub-accounts if the actual rates of return averaged 0%, 6, or 10%, but the rates of each portfolio varied above and below such averages.


Depending on the timing and degree of fluctuation in actual investment returns, the actual values under your policy could be substantially less than those shown, and may result in the lapse of the policy unless the owner pays more than the illustrated premium


Deductions for Charges


The amounts shown for the death proceeds and accumulation values take into account:


1. an administrative charge of 7% of each premium payment deducted from each premium; 2. the monthly deductions; and 3. the daily charge against the sub-accounts for mortality and expense risks equivalent to 0.25% on an annual basis.


Expenses of the Portfolios


The amounts shown in the tables also take into account the portfolio management fees and operating expenses, which are assumed to be at an annual rate of 0.87% the average daily net assets of the portfolios. The rate of 0.87% is the simple average of the total portfolio annual expenses for all of the portfolios as shown in the Portfolio Expenses table in the prospectus. The rate of 0.87% does not take into account expense waiver or reimbursement arrangements. The fees and expenses of each portfolio vary, and, in 2006, ranged from an annual rate of 0.35% to an annual rate of 1.63% of average daily net assets. The portfolio management fees and operating expenses associated with your policy may be more or less than 0.87% in the aggregate, depending upon how you make allocations of the accumulation value among the sub-accounts. For more information on portfolio expenses, see the Portfolio Expenses Table in this prospectus and the prospectuses for the portfolios.


Net Annual Rates of Investment


Taking into account the separate account mortality and expense risk charge of 0.25%, and the assumed 0.87% charge for portfolio management fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 10% correspond to net annual rates of -1.12%, 4.88% and 8.88%, respectively.

The tables illustrate how the policy would perform based on the assumptions regarding the insured, the face amount and death benefit option, the premiums paid, the charges assessed, and the rates of return shown. Changes in any of the assumptions would result in different illustrated results. Results would be other than those shown based on, among other things, differences in:

o        the insured's age, gender, or underwriting risk class;

o        the face amount and death benefit option selected;

o        the charges and expenses assessed;

o        the premiums paid;

o        policy loans and partial or full surrenders taken;

o        riders elected;

o        policy changes made; and

o        rates of return.


                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                TRANSULTRA(R) VUL
                             SEPARATE ACCOUNT VUL-5
                         VARIABLE UNIVERSAL LIFE POLICY

Monthly Premium Until Age 100: $185                        Male, Preferred Non-smoker, Age 44
7-Pay Premium Limits: $11,891                                           Face Amount: $250,000
                                                                      Death Benefit: Option 1

           BASED ON CURRENT MONTHLY DEDUCTIONS, ADMINISTRATIVE CHARGE,
         MORTALITY & EXPENSE RISK CHARGE AND AVERAGE PORTFOLIO EXPENSES

--------------- ------------------------------------------------------- ---------------------------------------------------
                                   Hypothetical 0%                                       Hypothetical 6%
                                Gross Investment Return                               Gross Investment Return
End of Policy                                                             Net Cash
     Year        Net Cash Value   Accumulation Value   Death Benefit       Value      Accumulation Value    Death Benefit
--------------- ----------------- ------------------- ----------------- ------------- -------------------- ----------------
--------------- ----------------- ------------------- ----------------- ------------- -------------------- ----------------
      1                $0               $1,511            $250,000           $0             $1,560            $250,000
      2                $0               $3,008            $250,000           $0             $3,201            $250,000
      3                $0               $4,445            $250,000           $0             $4,877            $250,000
      4                $0               $5,826            $250,000           $0             $6,594            $250,000
      5              $1,193             $7,167            $250,000         $2,396           $8,370            $250,000

      6              $3,682             $8,457            $250,000         $5,422           $10,197           $250,000
      7              $6,080             $9,655            $250,000         $8,457           $12,032           $250,000
      8              $8,418            $10,793            $250,000        $11,536           $13,911           $250,000
      9             $10,688            $11,862            $250,000        $14,650           $15,824           $250,000
      10            $12,863            $12,863            $250,000        $17,777           $17,777           $250,000

      15            $17,077            $17,077            $250,000        $28,499           $28,499           $250,000
      20            $18,927            $18,927            $250,000        $39,934           $39,934           $250,000
      25            $17,733            $17,733            $250,000        $51,812           $51,812           $250,000
      30             $9,924             $9,924            $250,000        $61,222           $61,222           $250,000
      35               $0                 $0                 $0           $65,879           $65,879           $250,000

      40               $0                 $0                 $0           $59,149           $59,149           $250,000
      45               $0                 $0                 $0           $27,124           $27,124           $250,000
      50               $0                 $0                 $0              $0               $0                 $0
      55               $0                 $0                 $0              $0               $0                 $0
      60               $0                 $0                 $0              $0               $0                 $0

      65               $0                 $0                 $0              $0               $0                 $0
      70               $0                 $0                 $0              $0               $0                 $0
      71               $0                 $0                 $0              $0               $0                 $0

--------------- ----------------- ------------------- ----------------- ------------- -------------------- ----------------



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                TRANSULTRA(R) VUL
                             SEPARATE ACCOUNT VUL-5
                         VARIABLE UNIVERSAL LIFE POLICY

Monthly Premium Until Age 100: $185                        Male, Preferred Non-smoker, Age 44
7-Pay Premium Limits: $11,891                                           Face Amount: $250,000
                                                                      Death Benefit: Option 1

           BASED ON CURRENT MONTHLY DEDUCTIONS, ADMINISTRATIVE CHARGE,
         MORTALITY & EXPENSE RISK CHARGE AND AVERAGE PORTFOLIO EXPENSES
---------------
                 ----------------------------------------------------------
                                      Hypothetical 10%
End of Policy                       Gross Investment Return
     Year
---------------     Net Cash Value     Accumulation Value   Death Benefit
      1                   $0                 $1,592            $250,000
      2                   $0                 $3,332            $250,000
      3                   $0                 $5,180            $250,000
      4                   $0                 $7,151            $250,000
      5                $3,297               $9,271            $250,000

      6                 $6,770              $11,545            $250,000
      7                 $10,363             $13,938            $250,000
      8                 $14,122             $16,497            $250,000
      9                 $18,054             $19,228            $250,000
      10                $22,149             $22,149            $250,000

      15               $40,660             $40,660            $250,000
      20                $67,019             $67,019            $250,000
      25               $105,756             $105,756           $250,000
      30               $163,191             $163,191           $250,000
      35               $250,838             $250,838           $328,598

      40               $377,878             $377,878           $464,790
      45               $560,470             $560,470           $655,750
      50               $818,625             $818,625           $908,675
      55              $1,177,553           $1,177,553         $1,224,655
      60              $1,786,115           $1,786,115         $1,857,560

      65              $2,733,065           $2,733,065         $2,842,388
      70              $4,182,062           $4,182,062         $4,349,345
      71              $4,553,430           $4,553,430         $4,735,567

---------------   -------------------- ------------------- -----------------

(1) Values will be different if premiums are paid with a different frequency or in different amounts. (2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause the policy to lapse because of insufficient accumulation value or, as applicable, net cash value. There is no stipulated maturity date for the policy. The policy may continue in force beyond the policy anniversary nearest the insured's 115th birthday, if the insured is still living, subject to all policy provisions.

$0 amount in the net cash value column after the 30th policy year, above, indicates that the policy, as illustrated, lapsed without value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The gross rates of return shown do not reflect the deductions of the charges and expenses of the portfolios. Taking into account the separate account mortality and expense risk charge of 0.25%, and the assumed 0.87% charge for portfolio management fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 10% shown above correspond to net annual rates of -1.12%, 4.88% and 8.88%, respectively. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 10% over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                TRANSULTRA(R) VUL
                             SEPARATE ACCOUNT VUL-5
                         VARIABLE UNIVERSAL LIFE POLICY

Monthly Premium Until Age 100: $185                               Male, Preferred Nonsmoker, Age 44
7-Pay Premium Limits: $11,891                                                 Face Amount: $250,000
                                                                            Death Benefit: Option 1

         BASED ON GUARANTEED MONTHLY DEDUCTIONS, ADMINISTRATIVE CHARGE,
         MORTALITY & EXPENSE RISK CHARGE AND AVERAGE PORTFOLIO EXPENSES

------------- --------------------------------------------------------- --------------------------------------------------------
                                  Hypothetical 0%                                           Hypothetical 6%
                              Gross Investment Return                                   Gross Investment Return
   End of                                                 Death                                                     Death
 Policy Year   Net Cash Value   Accumulation Value       Benefit        Net Cash Value   Accumulation Value        Benefit
------------- ----------------- ------------------- ------------------- ---------------- -------------------- ------------------
------------- ----------------- ------------------- ------------------- ---------------- -------------------- ------------------
      1              $0               $1,511             $250,000             $0               $1,560             $250,000
      2              $0               $3,008             $250,000             $0               $3,201             $250,000
      3              $0               $4,445             $250,000             $0               $4,877             $250,000
      4              $0               $5,826             $250,000             $0               $6,594             $250,000
      5            $1,193             $7,167             $250,000           $2,396             $8,370             $250,000

      6            $3,682             $8,457             $250,000           $5,422             $10,197            $250,000
      7            $6,080             $9,655             $250,000           $8,457             $12,032            $250,000
      8            $8,418            $10,793             $250,000           $11,536            $13,911            $250,000
      9           $10,688            $11,862             $250,000           $14,650            $15,824            $250,000
     10           $12,863            $12,863             $250,000           $17,777            $17,777            $250,000

     15            $9,803             $9,803             $250,000           $20,327            $20,327            $250,000
     20             $182               $182              $250,000           $16,541            $16,541            $250,000
     25              $0                 $0                  $0                $0                 $0                  $0
     30              $0                 $0                  $0                $0                 $0                  $0
     35              $0                 $0                  $0                $0                 $0                  $0

     40              $0                 $0                  $0                $0                 $0                  $0
     45              $0                 $0                  $0                $0                 $0                  $0
     50              $0                 $0                  $0                $0                 $0                  $0
     55              $0                 $0                  $0                $0                 $0                  $0
     60              $0                 $0                  $0                $0                 $0                  $0

     65              $0                 $0                  $0                $0                 $0                  $0
     70              $0                 $0                  $0                $0                 $0                  $0
     71              $0                 $0                  $0                $0                 $0                  $0

------------- ----------------- ------------------- ------------------- ---------------- -------------------- ------------------


                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                TRANSULTRA(R) VUL
                             SEPARATE ACCOUNT VUL-5
                         VARIABLE UNIVERSAL LIFE POLICY

Monthly Premium Until Age 100: $185                               Male, Preferred Nonsmoker, Age 44
7-Pay Premium Limits: $11,891                                                 Face Amount: $250,000
                                                                            Death Benefit: Option 1

         BASED ON GUARANTEED MONTHLY DEDUCTIONS, ADMINISTRATIVE CHARGE,
         MORTALITY & EXPENSE RISK CHARGE AND AVERAGE PORTFOLIO EXPENSES

------------- -------------------------------------------------------
                                 Hypothetical 10%
                             Gross Investment Return
   End of                                                Death
 Policy Year  Net Cash Value   Accumulation Value       Benefit
------------- ---------------- ------------------- ------------------
------------- ---------------- ------------------- ------------------
      1             $0               $1,592            $250,000
      2             $0               $3,332            $250,000
      3             $0               $5,180            $250,000
      4             $0               $7,151            $250,000
      5           $3,297             $9,271            $250,000

      6           $6,770            $11,545            $250,000
      7           $10,363           $13,938            $250,000
      8           $14,122           $16,497            $250,000
      9           $18,054           $19,228            $250,000
     10           $22,149           $22,149            $250,000

     15           $31,918           $31,918            $250,000
     20           $40,250           $40,250            $250,000
     25           $41,364           $41,364            $250,000
     30           $21,596           $21,596            $250,000
     35             $0                 $0                 $0

     40             $0                 $0                 $0
     45             $0                 $0                 $0
     50             $0                 $0                 $0
     55             $0                 $0                 $0
     60             $0                 $0                 $0

     65             $0                 $0                 $0
     70             $0                 $0                 $0
     71             $0                 $0                 $0

------------- ---------------- ------------------- ------------------


(1) Values will be different if premiums are paid with a different frequency or in different amounts. (2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause the policy to lapse because of insufficient accumulation value or, as applicable, net cash value. There is no stipulated maturity date for the policy. The policy may continue in force beyond the policy anniversary nearest the insured's 115th birthday if the insured is still living, subject to all policy provisions.

$0 amount in the net cash value column after the 20th policy year, above, indicates that the policy, as illustrated, lapsed without value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The gross rates of return shown reflect the deductions of the charges and expenses of the portfolios. Taking into account the separate account mortality and expense risk charge of 0.25%, and the assumed 0.87% charge for portfolio management fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 10% shown above correspond to net annual rates of -1.12%, 4.88% and 8.88%, respectively. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 10 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the separate account at December 31, 2006 and for each of the two years in the period then ended, and the statutory-basis financial statements of Transamerica Occidental Life Insurance Company at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, appearing herein, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS

The statutory-basis financial statements of Transamerica Occidental Life Insurance Company should be considered only as bearing on our ability to meet our obligations under the policy. They should not be considered as bearing on the investment performance of the assets held in the separate account.

The separate account's financial statements also appear on the following pages.

FINANCIAL STATEMENTS AND SCHEDULES - STATUTORY BASIS

Transamerica Occidental Life Insurance Company
Years Ended December 31, 2006, 2005, and 2004

                 Transamerica Occidental Life Insurance Company

              Financial Statements and Schedules - Statutory Basis

                  Years Ended December 31, 2006, 2005, and 2004




                                    Contents

Report of Independent Registered Public Accounting Firm..................................................1

Audited Financial Statements

Balance Sheets - Statutory Basis.........................................................................3
Statements of Operations - Statutory Basis...............................................................5
Statements of Changes in Capital and Surplus - Statutory Basis...........................................7
Statements of Cash Flow - Statutory Basis................................................................9
Notes to Financial Statements - Statutory Basis.........................................................11

Statutory-Basis Financial Statement Schedules

Schedule I - Summary of Investments - Other Than Investments in Related Parties.........................68
Schedule III - Supplementary Insurance Information......................................................69
Schedule IV - Reinsurance...............................................................................70

             Report of Independent Registered Public Accounting Firm

The Board of Directors
Transamerica Occidental Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Occidental Life Insurance Company (an indirect wholly owned subsidiary of AEGON N.V.) as of December 31, 2006 and 2005, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2006. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statement of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2006 and 2005, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2006.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2006 and 2005, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2006, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 3 to the financial statements, in 2006 Transamerica Occidental Life Insurance Company changed its accounting for investments in certain low income housing tax credit properties. Also, as discussed in Note 3 to the financial statements, in 2005 Transamerica Occidental Life Insurance Company changed its accounting for investment in subsidiary, controlled and affiliated entities as well as its accounting for transfers and servicing of financial assets and extinguishments of liabilities.

                              /s/ Ernst & Young LLP

Des Moines, Iowa
March 13, 2007



               Transamerica Occidental Life Insurance Company

                        Balance Sheets - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)

                                                                                      December 31
                                                                              2006                   2005
                                                                    ------------------------------------------------
Admitted assets Cash and invested assets:
   Bonds:
     Affiliated entities                                                $     273,716       $                -
     Unaffiliated                                                          16,488,866              17,972,061
   Preferred stocks:
     Affiliated entities                                                        9,452                  54,781
     Unaffiliated                                                             718,501                  75,944
   Common stocks:
     Affiliated entities (cost: 2006 - $974,175; 2005 - $839,988)
                                                                            1,460,978               1,003,854
     Unaffiliated (cost: 2006 - $221,815; 2005 - $212,841)                    255,727                 241,483
   Mortgage loans on real estate                                            4,332,562               4,375,864
   Real estate, at cost (land)                                                    186                     186
   Properties held for sale                                                     8,685                  14,355
   Policy loans                                                               387,465                 386,595
   Cash, cash equivalents and short-term investments                          280,875                 355,844
   Receivables for securities                                                  70,259                       -
   Other invested assets                                                    1,580,243               1,207,896
                                                                    ------------------------------------------------
Total cash and invested assets                                             25,867,515              25,688,863

Net deferred income tax asset                                                  99,886                  99,060
Accrued investment income                                                     308,326                 309,475
Premiums deferred and uncollected                                             324,557                 335,856
Reinsurance receivable                                                        196,663                 134,072
Receivable from parent, subsidiaries and affiliates                           506,949                 328,020
Accounts receivable                                                            44,374                 110,900
General agents pension fund                                                    73,036                  71,632
Reinsurance deposit receivable                                                112,956                 105,814
Goodwill                                                                       78,993                       -
Other admitted assets                                                         155,145                 154,012
Separate account assets                                                     2,575,661               2,827,671
                                                                    ------------------------------------------------
Total admitted assets                                                     $30,344,061             $30,165,375
                                                                    ================================================





                                                                                           December 31
                                                                                   2006                  2005
                                                                          ----------------------------------------------
Liabilities and capital and surplus
Liabilities:
   Aggregate reserves for policies and contracts:
     Life                                                                        $7,717,859          $  7,441,326
     Annuity                                                                      4,834,728             4,941,968
     Accident and health                                                            190,440               165,926
   Liability for deposit-type contracts                                           9,230,957             9,365,106
   Policy and contract claim reserves:
     Life                                                                           227,839               225,949
     Accident and health                                                             74,552                84,745
   Other policyholders' funds                                                        15,080                15,890
   Municipal reverse repurchase agreements                                          455,262               715,012
   Remittances and items not allocated                                              255,811               246,312
   Borrowed money                                                                   312,669                     -
   Asset valuation reserve                                                          533,632               379,661
   Interest maintenance reserve                                                     228,882               250,908
   Funds held under coinsurance and other reinsurance treaties
                                                                                    189,081               439,410
   Reinsurance in unauthorized reinsurers                                            31,481                22,399
   Commissions and expense allowances payable on reinsurance assumed
                                                                                     72,918                61,366
   Federal and foreign income taxes payable                                          66,303                88,933
   Payable to affiliates                                                            157,228                     -
   Payable for securities                                                             1,359                18,739
   Securities lending liability                                                      72,132                67,555
   Transfers from separate accounts due or accrued                                  (71,838)              (26,414)
   Other liabilities                                                                354,633               291,746
   Separate account liabilities                                                   2,500,905             2,758,083
                                                                          ----------------------------------------------
Total liabilities                                                                27,451,913            27,554,620

Capital and surplus:
   Common stock, $12.50 per share par value, 4,000,000 shares authorized, 1,104,117 issued and outstanding at December 31, 2006 and 1,103,467 issued and outstanding at December 31, 2005

                                                                                     13,802           13,793
   Preferred stock, $12.50 per share par value, 1,103,466 shares authorized,
  1,103,466 issued and outstanding (total liquidation value - $825,000)              13,793           13,793
   Surplus notes                                                                          -          200,000
   Paid-in surplus                                                                1,673,875        1,673,294
   Unassigned surplus                                                             1,190,678          709,875
                                                                                -----------------------------------
                                                                                -----------------------------------
Total capital and surplus                                                         2,892,148        2,610,755
                                                                                -----------------------------------
                                                                                -----------------------------------
Total liabilities and capital and surplus                                       $30,344,061      $30,165,375
                                                                                ===================================

See accompanying notes.



                 Transamerica Occidental Life Insurance Company

                   Statements of Operations - Statutory Basis
                             (Dollars in Thousands)

                                                                                                  Year Ended December 31
                                                                                      2006                 2005          2004
                                                                              ------------------------------------------------------
Revenues:
   Premiums and other considerations, net of reinsurance:
     Life                                                                         $1,346,295          $ 1,475,919    $  726,451
     Annuity                                                                         542,149              515,152       632,158
     Accident and health                                                              75,728               50,035        50,258
   Net investment income                                                           1,376,785            1,317,883     1,483,844
   Amortization of interest maintenance reserve                                       21,349               22,025        19,958
   Commissions and expense allowances on reinsurance ceded
                                                                                    (337,913)              64,089       636,706
   Income from fees associated with investment management, administration and contract guarantees for separate accounts
                                                                                      22,237               25,228        29,275
   Modified coinsurance reserve adjustment                                          (179,964)            (184,964)     (196,010)
   Consideration on reinsurance recapture                                            955,428              413,911     1,497,553
   Other income                                                                      173,616               34,814        89,457
                                                                              ------------------------------------------------------
                                                                              ------------------------------------------------------
                                                                                   3,995,710            3,734,092     4,969,650
Benefits and expenses:
   Benefits paid or provided for:
     Life and accident and health                                                    874,862              757,001       661,558
     Surrender benefits                                                              911,212              841,440       978,482
     Other benefits                                                                1,060,405              920,861       497,291
     Increase (decrease) in aggregate reserves for policies and contracts:
         Life                                                                      1,205,012              750,331       233,740
         Annuity                                                                    (107,240)             (31,428)      162,514
         Accident and health                                                          24,514               28,905        29,558
                                                                              ------------------------------------------------------
                                                                                   3,968,765            3,267,110     2,563,143

   Insurance expenses:
     Commissions                                                                     666,668              833,417       613,509
     General insurance expenses                                                      233,280              256,498       222,871
     Taxes, licenses and fees                                                         46,293               52,309        45,496
     Net transfer from separate accounts                                            (221,422)            (256,274)     (201,061)
     Modified coinsurance interest adjustment                                       (303,164)            (190,732)     (197,519)
     Reinsurance reserve recapture                                                         -                    -     1,488,718
     Other                                                                            68,947                3,596       (40,504)
                                                                              ------------------------------------------------------
                                                                              ------------------------------------------------------
                                                                                     490,602              698,814     1,931,510
                                                                              ------------------------------------------------------
                                                                              ------------------------------------------------------
Total benefits and expense                                                         4,459,367            3,965,924     4,494,653
                                                                              ------------------------------------------------------
Gain (loss) from operations before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains (losses) on investments
                                                                                    (463,657)            (231,832)      474,997









                 Transamerica Occidental Life Insurance Company

             Statements of Operations - Statutory Basis (continued)
                             (Dollars in Thousands)

                                                                                                  Year Ended December 31
                                                                                      2006                 2005             2004
                                                                              ------------------------------------------------------

Dividends to policyholders                                                    $         14,298        $    15,290     $    17,017
                                                                              ------------------------------------------------------
Gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains (losses) on investments
                                                                                    (477,955)            (247,122)        457,980
Federal income tax expense (benefit)                                                  10,624              168,714         (39,627)
                                                                              ------------------------------------------------------
Gain (loss) from operations before net realized capital gains (losses) on
   investments                                                                      (488,579)            (415,836)        497,607
Net realized capital gains on investments (net of related federal income taxes and amounts transferred from/to interest maintenance reserve)
                                                                                      27,242               36,471          33,241
                                                                              ------------------------------------------------------
Net income (loss)                                                             $     (461,337)         $  (379,365)    $   530,848
                                                                              ======================================================

See accompanying notes.



                 Transamerica Occidental Life Insurance Company
                        Statements of Changes in Capital
                          and Surplus - Statutory Basis
                             (Dollars in Thousands)

                                                            Common Stock    Preferred    Surplus Notes  Paid-in Surplus  Unassigned
                                                                              Stock                                       Surplus
                                                          --------------------------------------------------------------------------
                                                          --------------------------------------------------------------------------
Balance at January 1, 2004                                $  13,793        $ 13,793     $  200,000      $1,168,279     $  755,916
   Capital contribution                                           -              -              -          500,000              -
   Net income                                                     -              -              -                -        530,848
   Change in non-admitted assets                                  -              -              -                -       (103,376)
   Change in unrealized capital gains/losses                      -              -              -                -       (273,795)
   Change in asset valuation reserve                              -              -              -                -        (67,437)
   Change in liability for reinsurance in unauthorized
     companies                                                    -              -              -                -        (13,651)
   Change in surplus in separate accounts                         -              -              -                -        (27,670)
   Change in net deferred income tax asset                        -              -              -                -         65,212
   Change in surplus due to reinsurance                           -              -              -                -        (21,742)
   Contributed surplus related to stock appreciation
     rights plan of indirect parent
                                                                  -              -              -            1,891              -
                                                          --------------------------------------------------------------------------
Balance at December 31, 2004                                 13,793         13,793        200,000        1,670,170        844,305
   Net loss                                                       -              -              -                -       (379,365)
   Change in non-admitted assets                                  -              -              -                -         96,536
   Change in unrealized capital gains/losses                      -              -              -                -         36,624
   Change in asset valuation reserve                              -              -              -                -       (104,593)
   Change in liability for reinsurance in unauthorized
     companies                                                    -              -              -                -         26,662
   Cumulative effect of change in accounting principles
                                                                  -              -              -                -         44,010
   Change in surplus in separate accounts                         -              -              -                -          9,528
   Change in net deferred income tax asset                        -              -              -                -        (55,353)
   Correction of errors                                           -              -              -                -        (11,748)
   Change in surplus due to reinsurance                           -              -              -                -        503,269
   Dividend to stockholder                                        -              -              -                -       (300,000)
   Contributed surplus related to stock appreciation
     rights plan of indirect parent
                                                                  -              -              -            3,124              -
                                                          --------------------------------------------------------------------------
                                                          --------------------------------------------------------------------------
Balance at December 31, 2005                               $ 13,793       $ 13,793      $ 200,000       $1,673,294      $ 709,875




                 Transamerica Occidental Life Insurance Company
                        Statements of Changes in Capital
                    and Surplus - Statutory Basis (continued)
                             (Dollars in Thousands)

                                                          --------------------------------------------------------------------------
                                                            Common Stock    Preferred    Surplus Notes  Paid-in Surplus   Unassigned
                                                                              Stock                                         Surplus
                                                          --------------------------------------------------------------------------
Balance at December 31, 2005                                $13,793        $13,793       $200,000       $1,673,294      $   709,875
   Cumulative effect of change in accounting principles
                                                                                                                                303
   Net loss                                                       -              -              -                -         (461,337)
   Change in non-admitted assets                                  -              -              -                -          (61,645)
   Change in unrealized capital gains/losses                      -              -              -                -          391,583
   Change in asset valuation reserve                              -              -              -                -         (153,971)
   Change in liability for reinsurance in unauthorized
     companies                                                    -              -              -                -           (9,082)
   Change in surplus in separate accounts                         -              -              -                -            5,492
   Change in net deferred income tax asset                        -              -              -                -           88,455
   Change in surplus due to reinsurance                           -              -              -                -          735,082
   Redemption of surplus note                                     -              -       (200,000)               -                -
   Dividend to stockholder                                        -              -              -                -          (54,068)
   Dissolution of subsidiary - Ammest                             9              -              -                -               (9)
   Contributed surplus related to stock appreciation
     rights plan of indirect parent
                                                                  -              -              -              581                -
                                                          --------------------------------------------------------------------------
                                                          --------------------------------------------------------------------------
Balance at December 31, 2006                                $13,802        $13,793      $          -    $1,673,875       $1,190,678
                                                          ==========================================================================
See accompanying notes.


                 Transamerica Occidental Life Insurance Company
                        Statements of Changes in Capital
                          and Surplus - Statutory Basis
                             (Dollars in Thousands)

                                                             Total Capital and
                                                                  Surplus
                                                          -----------------------
                                                          -----------------------
Balance at January 1, 2004                                       $2,151,781
   Capital contribution                                             500,000
   Net income                                                       530,848
   Change in non-admitted assets                                   (103,376)
   Change in unrealized capital gains/losses                       (273,795)
   Change in asset valuation reserve                                (67,437)
   Change in liability for reinsurance in unauthorized
     companies                                                      (13,651)
   Change in surplus in separate accounts                           (27,670)
   Change in net deferred income tax asset                           65,212
   Change in surplus due to reinsurance                             (21,742)
   Contributed surplus related to stock appreciation
     rights plan of indirect parent
                                                                      1,891
                                                          -----------------------
Balance at December 31, 2004                                      2,742,061
   Net loss                                                        (379,365)
   Change in non-admitted assets                                     96,536
   Change in unrealized capital gains/losses                         36,624
   Change in asset valuation reserve                               (104,593)
   Change in liability for reinsurance in unauthorized
     companies                                                       26,662
   Cumulative effect of change in accounting principles
                                                                     44,010
   Change in surplus in separate accounts                             9,528
   Change in net deferred income tax asset                          (55,353)
   Correction of errors                                             (11,748)
   Change in surplus due to reinsurance                             503,269
   Dividend to stockholder                                         (300,000)
   Contributed surplus related to stock appreciation
     rights plan of indirect parent
                                                                      3,124
                                                          -----------------------
                                                          -----------------------
Balance at December 31, 2005                                     $2,610,755




                 Transamerica Occidental Life Insurance Company
                        Statements of Changes in Capital
                    and Surplus - Statutory Basis (continued)
                             (Dollars in Thousands)

                                                          -----------------------
                                                             Total Capital and
                                                                  Surplus
                                                          -----------------------
Balance at December 31, 2005                                     $2,610,755
   Cumulative effect of change in accounting principles
                                                                        303
   Net loss                                                        (461,337)
   Change in non-admitted assets                                    (61,645)
   Change in unrealized capital gains/losses                        391,583
   Change in asset valuation reserve                               (153,971)
   Change in liability for reinsurance in unauthorized
     companies                                                       (9,082)
   Change in surplus in separate accounts                             5,492
   Change in net deferred income tax asset                           88,455
   Change in surplus due to reinsurance                             735,082
   Redemption of surplus note                                      (200,000)
   Dividend to stockholder                                          (54,068)
   Dissolution of subsidiary - Ammest                                     -
   Contributed surplus related to stock appreciation
     rights plan of indirect parent
                                                                        581
                                                          -----------------------
                                                          -----------------------
Balance at December 31, 2006                                     $2,892,148
                                                          =======================
See accompanying notes.


                 Transamerica Occidental Life Insurance Company

                    Statements of Cash Flow - Statutory Basis
                             (Dollars in Thousands)

                                                                                 Year Ended December 31
                                                                  2006                    2005                   2004
                                                         -----------------------------------------------------------------------
Operating activities
Premiums collected, net of reinsurance                         $1,968,614             $1,973,281              $1,282,799
Net investment income received                                  1,442,207              1,332,223               1,438,121
Miscellaneous income                                            1,186,448                715,533               2,207,477
Benefit and loss related payments                              (2,869,880)            (2,180,095)               (872,813)
Net transfers from separate accounts                              535,844                691,900                 232,462
Commissions, expenses paid and aggregate write-ins for
   deductions                                                    (744,092)              (894,807)               (728,635)
Dividends paid to policyholders                                   (16,214)               (15,867)                (17,322)
Federal and foreign income taxes received (paid)
                                                                  (61,106)              (102,524)                108,383
                                                         -----------------------------------------------------------------------
Net cash provided by (used in) operating activities
                                                                1,441,821              1,519,644               3,650,472

Investing activities
Proceeds from investments sold, matured or repaid:
     Bonds                                                     10,378,115              6,826,389               5,656,334
     Stocks                                                       948,031                132,636                 101,622
     Mortgage loans                                               875,037                910,676                 483,265
     Real estate and properties held for sale                      12,884                      -                       -
     Other invested assets                                        174,310                175,925                 248,602
     Miscellaneous proceeds                                        16,045                 12,679                  12,892
                                                         -----------------------------------------------------------------------
Total investment proceeds                                      12,404,422              8,058,305               6,502,715

Cost of investments acquired:
   Bonds                                                       (9,795,370)            (7,580,059)             (7,798,849)
   Stocks                                                      (1,089,068)              (128,267)               (188,934)
   Mortgage loans                                                (838,014)            (2,178,051)               (964,445)
   Real estate and properties held for sale                          (207)                   (10)                      -
   Other invested assets                                         (419,214)              (273,159)               (322,419)
   Miscellaneous applications                                     (87,870)               (83,107)               (483,365)
                                                         -----------------------------------------------------------------------
Total cost of investments acquired                            (12,229,743)           (10,242,653)             (9,758,012)
Net (increase) decrease in policy loans                            (1,878)                   718                   3,294
                                                         -----------------------------------------------------------------------
Net cost of investments acquired                              (12,231,621)           (10,241,935)             (9,754,718)
                                                         -----------------------------------------------------------------------
Net cash provided by (used in) investing activities
                                                                  172,801             (2,183,630)             (3,252,003)




                 Transamerica Occidental Life Insurance Company

              Statements of Cash Flow - Statutory Basis (continued)
                             (Dollars in Thousands)

                                                                                        Year Ended December 31
                                                                         2006                    2005                   2004
                                                                --------------------------------------------------------------------
Financing and miscellaneous activities
Repayments of surplus and capital notes                            $    (200,000)      $                 -     $                 -
Capital contribution                                                           -                      -                 500,000
Net borrowed funds received (repaid)                                     311,251                      -                (141,300)
Net deposits on deposit-type contracts and other insurance
   liabilities                                                          (584,157)             1,557,088               1,394,321
Dividends to stockholder                                                 (54,068)              (300,000)                      -
Funds held in reinsurance treaties with unauthorized companies
                                                                        (241,981)               (54,950)               (600,310)
Funds held under coinsurance                                              (8,348)                (5,849)             (1,619,452)
Transfer due to reinsurance novation to subsidiary
                                                                      (1,004,909)                     -                       -
Other cash provided (applied)                                             92,621               (555,152)               (105,787)
                                                                --------------------------------------------------------------------
                                                                --------------------------------------------------------------------
Net cash provided by (used in) financing and miscellaneous
activities
                                                                      (1,689,591)               641,137                (572,528)
                                                                --------------------------------------------------------------------
                                                                --------------------------------------------------------------------

Net decrease in cash, cash equivalents and short-term
investments
                                                                         (74,969)               (22,849)               (174,059)

Cash, cash equivalents and short-term investments:
   Beginning of year                                                     355,844                378,693                 552,752
                                                                --------------------------------------------------------------------
                                                                --------------------------------------------------------------------
   End of year                                                    $      280,875         $      355,844          $      378,693
                                                                ====================================================================
                                                                ====================================================================

Non-cash proceeds:
                                                                ====================================================================
   Mortgage loan transferred to real estate                     $                 -     $        14,345        $                 -
                                                                ====================================================================

See accompanying notes.

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

                                December 31, 2004

                 Transamerica Occidental Life Insurance Company

                 Notes to Financial Statements - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies

Transamerica Occidental Life Insurance Company (the Company) is a stock life insurance company domiciled in Iowa. The Company is a wholly-owned subsidiary of Transamerica Service Company, which is an indirect wholly-owned subsidiary of Transamerica Corporation (Transamerica). Transamerica is a wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company provides life insurance, pension and annuity products, reinsurance, structured settlements and investment products which are distributed through a network of independent and company-affiliated agents and independent brokers. The Company's customers are primarily in the United States and the Company's products are distributed in 49 states and the District of Columbia.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are:

   Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP is based on quoted market prices.

                 Transamerica Occidental Life Insurance Company

                (Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

   All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

   Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative transactions used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, all derivatives are reported on the balance sheet at fair value, the effective and ineffective portions of a single hedge are accounted for separately, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, the change in fair value for cash flow hedges is credited or charged directly to unassigned surplus rather than to income as required for fair value hedges.

   Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

   Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses on a statutory basis include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

   Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

   The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

   Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

   Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Separate Accounts with Guarantees: Some of the Company's separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

   Nonadmitted Assets: Certain assets designated as "nonadmitted", primarily deferred tax assets and general agents pension fund, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

   Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

   Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

   Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

   Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

   Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carry-backs for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not expected to be realizable.

   Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

   Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

   Surplus Notes: Surplus notes are reported as capital and surplus rather than as liabilities.

   Preferred Stock: The preferred stock of the Company, which is mandatorily redeemable, is classified by the Company as capital and surplus. The unconditional obligation requiring the Company to redeem the stock at a specified date would require that the Company classify the stock as a liability for GAAP purposes.
1. Organization and Summary of Significant Accounting Policies (continued)

   Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed a designation of an NAIC 6, are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in both affiliated and unaffiliated redeemable preferred stocks in good standing are reported at cost or amortized cost. Investments in redeemable preferred stocks not in good standing are reported at the lower of cost, amortized cost or fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Non-redeemable preferred stocks are reported at fair value or lower of cost or fair value as determined by the SVO and the related net unrealized gains (losses) are reported in unassigned surplus along with any adjustment for federal taxes.

Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer's senior note holders. As a result, $584,551 securities previously classified as bonds by the Company have been reclassified as preferred stock as of December 31, 2006. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating. A corresponding reclassification was not made as of December 31, 2005.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value as determined by the SVO and the related unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

The Company's insurance subsidiaries are reported at their underlying statutory equity plus the admitted portion of goodwill. Common stocks of noninsurance subsidiaries are accounted for based on audited GAAP equity. All other noninsurance subsidiaries are accounted for based on audited GAAP equity. The net change in the subsidiaries' equity is included in the change in net unrealized capital gains or losses.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances and other "admitted assets" are valued principally at cost.


1. Organization and Summary of Significant Accounting Policies (continued)

The Company has minor ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee. The Company did not recognize any impairment write-down for its investments in joint ventures or limited partnerships during the years ended December 31, 2006, 2005 or 2004.

Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2006 and 2005 the Company excluded investment income due and accrued of $58 and $41, respectively, with respect to such practices.

Investments are reviewed on an ongoing basis for impairment. If this review indicates a decline in fair value that is other than temporary, the carrying amounts of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying amounts are recognized as realized losses on investments.

Derivative Instruments

Swaps that are designated in hedging relationships and meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, on the financial statements with any premium or discount amortized into income over the life of the contract. For foreign currency swaps, the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Options are marked to fair value in the balance sheet and the fair value adjustment is recorded in unassigned surplus. Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

Capped floating rate commercial mortgage loans and interest rate caps that meet hedge accounting rules and are carried at amortized cost in the financial statements. Gains or (losses) upon an early termination would be reflected in the IMR similar to the hedged instrument.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, a premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The Company utilizes forward -starting swaps as hedges for forecasted asset purchases. The accrual of income for forward-starting interest rate swaps begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable of occurring, the forward-starting swap will cease to be valued at amortized cost and will be marked to fair value through unassigned surplus.

The Company may issue foreign denominated assets or liabilities and use forward rate agreements to hedge foreign currency risk associated with these products. These forward agreements are marked to fair value based on the current forward rate on the financial statements and cash payments and/or receipts are recognized as realized gain or losses.

The carrying value of derivative instruments is reflected in either the other invested assets or the other liabilities line within the balance sheet, depending upon the net balance of the derivatives as of the end of the reporting period. As of December 31, 2006 and 2005, derivatives in the amount of $34,389 and $17,011, respectively, were reflected in the other liabilities line within the financial statements.

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and revenues are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.25 to
6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to
11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principle (SSAP) No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement options, on a change in fund basis, according to the Commissioners' Annuity Reserve Valuation Method.

1.  Organization and Summary of Significant Accounting Policies (continued)

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as an increase or decrease directly to the liability balance, and are not reported as premiums, benefits or changes in reserve in the statement of operations.

The Company issues funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Municipal Reverse Repurchase Agreements

Municipal reverse repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest on the contract.

The Company enters into municipal reverse repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Separate Accounts

Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $30,023, $34,812, and $30,252 in 2006, 2005, and 2004, respectively. In addition, the Company received $22,237, $25,228, and $29,275 in 2006, 2005, and 2004, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 and 2006, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

The Company's employees participate in various stock appreciation rights (SAR) plans issued by the Company's indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company's employees has been charged to the Company, with an offsetting amount credited to capital and surplus. The Company recorded an expense of $274, $2,691, and $1,891 for the years ended December 31, 2006, 2005, and 2004, respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $307, $433 and $0, for years ended December 31, 2006, 2005, and 2004, respectively.

Reclassifications

Certain reclassifications have been made to the 2005 and 2004 financial statements to conform to the 2006 presentation.

2. Prescribed and Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. The Insurance Division, Department of Commerce, of the State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law.

The NAIC's Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Iowa. The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to reserve credits with respect to secondary guarantee reinsurance treaties. As prescribed by Iowa Administrative Code 191-17.3(2), the commissioner found that the Company is entitled to take reserve credit for such a reinsurance contract in the amount equal to the portion of total reserves attributable to the secondary guarantee, whereas this type of reinsurance does not meet the specific requirements of SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791 of the NAIC SAP.

The Company, with the explicit permission of the Deputy Commissioner of Insurance of the State of Iowa, records the value of its wholly owned foreign life subsidiary, Transamerica Life (Bermuda), Ltd. (TLB), based upon audited statutory equity rather than audited GAAP equity adjusted to a statutory basis of accounting, utilizing adjustments as outlined in SSAP No. 88 - Investments in Subsidiary, Controlled, and Affiliated Entities, paragraph 9. If TLB was valued based upon GAAP equity adjusted to a statutory basis, surplus would increase by $614 as of December 31, 2006.

A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:


                                                                            2006                   2005                 2004
                                                                 -------------------------------------------------------------------

Net income (loss), State of Iowa basis                                $  (461,337)           $  (379,365)          $    530,848
State prescribed practice for secondary guarantee reinsurance
                                                                             -                      -                     -
State permitted practice for valuation of foreign life
   subsidiaries                                                              -                      -                     -
                                                                 -------------------------------------------------------------------
Net income (loss), NAIC SAP                                               $  (461,337)       $  (379,365)          $    530,848
                                                                 ===================================================================

Statutory surplus, State of Iowa basis                                 $ 2,892,148           $ 2,610,755           $ 2,742,061
                                                                         (1,239,657)              (324,210)             -
State prescribed practice for secondary guarantee reinsurance
State permitted practices for value of wholly-owned foreign life
  subsidiary                                                               614                       -                  -
                                                                 -------------------------------------------------------------------
                                                                 -------------------------------------------------------------------
Statutory surplus, NAIC SAP                                           $ 1,653,105             $2,286,545            $2,742,061
                                                                 ===================================================================


3. Accounting Changes and Correction of Errors

Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (LIHTC) properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company's investments in LIHTC investments were reported in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities and carried at audited GAAP equity. The cumulative effect is the difference between the audited GAAP equity amount at December 31, 2005 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that increased unassigned surplus by $303 at January 1, 2006.

Effective January 1, 2005, the Company adopted SSAP No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities. According to SSAP No. 88, noninsurance subsidiaries are carried at audited GAAP equity. Prior to 2005, the Company's investments in noninsurance entities were reported in accordance with SSAP No. 46 and carried at statutory equity. The cumulative effect is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle, which increased unassigned surplus, by $44,010 in 2005.

Effective January 1, 2005, the Company adopted SSAP No. 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 91 addresses, among other things, the criteria that must be met in order to account for certain asset transfers as sales rather than collateralized borrowings. Transactions impacted by SSAP No. 91 that the Company engaged in include securities lending, repurchase and reverse repurchase agreements and dollar reverse repurchase agreements. In accordance with SSAP No. 91, if specific criteria are met, reverse repurchase agreements and dollar reverse repurchase agreements are accounted for as collateralized borrowings, and repurchase agreements accounted for as collateralized lending. The cumulative effect of the adoption of this SSAP is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principles had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

3. Accounting Changes and Correction of Errors (continued)

During 2005, the Company received a "no objection" review from the Insurance Division, Department of Commerce, of the State of Iowa for correction of errors relating to the establishment of an immediate payment of claims liability and the impact of using the appropriate net premium in the valuation of certain traditional reserves.

The net impact to 2005 surplus was composed of the following items:

           Increase reserves on traditional life and universal life policies issued prior to January 1, 1995, to include a reserve for Immediate
           Payment of Claims (previously there was no IPC reserve on this block)

                                                                                          $ (50,380)
           Increase in surplus relating to the use of the appropriate net premium in calculating due and deferred premium
                                                                                             38,632

                                                                                   --------------------
                                                                                   --------------------
        Net decrease credited directly to unassigned surplus                               ($11,748)
                                                                                   ====================

The Company moved to a continuous reserve basis from a mean reserve basis during 2005 in calculating the reserve for term policies with yearly renewable term reinsurance issued July 1, 2000 and later, which resulted in the elimination of the deferred premium asset associated with this reserve. During the conversion, the Company discovered an error in the calculation of the associated due and deferred premium. The corrected deferred premium asset on this block of business was $26,076 as of December 31, 2004.

4. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Cash, cash equivalents and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

   Investment securities: Fair values for investment securities are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices by other third party organizations, where available.

   For fixed maturity securities, including preferred stock, not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the yield, credit quality, and maturity of the investments.

   Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

   Interest rate floors, caps, swaps, and swaptions and currency swaps:
   Estimated fair value of interest rate floors and caps are based upon the latest quoted market price. Estimated fair value of swaps, including interest rate swaps and swaptions and currency swaps, are based upon the pricing differential as of the balance sheet date for similar swap agreements. The carrying value of these items is included with other invested assets on the balance sheet.

   Credit default swaps: Estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements.

   Separate account assets: The fair value of separate account assets are based on quoted market prices.

   Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

   Separate account annuity liabilities: The fair value for certain separate account annuity liabilities included in the total herein approximates the market value of the separate account assets, while the fair value for other separate account annuity liabilities is estimated using discounted cash flow calculations.

   Surplus notes and borrowed money: Fair values for surplus notes and borrowed money are estimated using discounted cash flow analyses based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

Fair values for the Company's insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                                              December 31
                                                           2006                                         2005
                                             --------------------------------------  -------------------------------------------
                                              Carrying               Fair                  Carrying               Fair
                                               Amount                Value                  Amount                Value
                                             --------------------------------------  -------------------------------------------
   Admitted assets
   Bonds, other than affiliates              16,488,866          $16,852,177             $17,972,061          $18,635,132
   Preferred stocks, other than affiliates      718,501              753,501                  75,944               87,413
   Common stocks, other than affiliates         255,727              255,727                 241,483              241,483
   Mortgage loans on real estate              4,332,562            4,393,951               4,375,864            4,497,167
   Policy loans                                 387,465              387,465                 386,595              386,595
   Floors, caps, options and swaptions               10                   10                       -                    -
    Interest rate and currency swaps            (34,389)              (2,852)                (17,011)              25,261
   Credit default swaps                               -              335,262                       -              327,981
    Cash, cash equivalents and short-term
investments                                     280,875              280,875                 355,844              355,844
   Separate account assets                    2,575,661            2,575,661               2,827,671            2,827,671

   Liabilities
   Investment contract liabilities           11,478,713           11,498,634              12,001,635           11,995,855
   Separate account annuity liabilities       2,132,216            2,132,216               2,600,050            2,619,044
   Borrowed money                               312,669              312,669                       -                    -
   Surplus notes                                      -                    -                 200,000              200,000


5. Investments

Investments in common stocks of affiliated entities were as follows:

                                                                                              December 31
                                                                        2006                                  2005
                                                           ------------------------------------ ------------------------------------
                                                                            Carrying Amount                       Carrying Amount
                          Affiliate                                Cost                                 Cost
   -------------------------------------------------------------------------------------------- ------------------------------------
   -------------------------------------------------------------------------------------------- ------------------------------------

   Wholly owned subsidiaries:
      NEF Investment Company                                 $    1,278    $               -      $    1,078    $             1
      Transamerica Life Insurance Company (formerly
        Transamerica Life Insurance and Annuity Company)        678,418       1,165,228              678,418          907,495
      USA Administration Services Inc.                           16,161             290               16,161                -
      Transamerica Life Ltd.                                    134,430         189,240                1,000            1,001
      Transamerica China Investment Holdings LTD                  1,164               -                1,164              559
                                                           ------------------------------------
                                                           ------------------------------------ ------------------------------------
                                                                831,451       1,354,758              697,821          909,056
   Minority-owned subsidiaries:
      Transamerica Financial Life Insurance Company
        (12.6% of issued and outstanding shares)                141,438         104,750              141,438           93,915
      Real Estate Alternatives Portfolio 3A Inc. (10% of
        issued and outstanding shares)                            1,286           1,470                  729              883
                                                           ------------------------------------ ------------------------------------
                                                               $974,175      $1,460,978             $839,988       $1,003,854
                                                           ==================================== ====================================

Additionally, the Company holds preferred stock of USA Administration Services Inc. with a carrying value of $1,739 and $298 at December 31, 2006 and 2005, respectively, and GTFT preferred shares with a carrying value of $47,321 at December 31, 2005. The investment in GTFT was sold during 2006.

The Company owns 12.6% of the preferred shares of Transamerica Financial Life Insurance Company with a carrying value of $7,162 at December 31, 2006 and 2005. The cost of the preferred shares is $7,162.

The Company purchased 17.2% of the outstanding preferred shares of Malibu Loan Fund Ltd. during 2006. At December 31, 2006, the carrying value of these shares was $551. The cost of the preferred shares is $551.

At December 31, 2004, the Company owned all of the outstanding common shares of Transamerica Life Insurance and Annuity Company (TALIAC). During 2005, TALIAC was merged into Transamerica Life Insurance Company (TLIC). As a result of this merger, the Company received 100% of the common shares of TLIC.

The Company owns 100% of the membership interests for two affiliated limited liability companies, Transamerica Pyramid Properties LLC and Transamerica Realty Investment Properties LLC. At December 31, 2006 and 2005, the Company's carrying value for these two affiliated entities was $195,001 and $227,596, respectively. The investment in these two entities is included in other invested assets in the accompanying balance sheets. Summarized combined balance sheet information for these two companies is as follows:

                                                               December 31
                                                      2006                      2005
                                               -------------------------------------------------
   Real estate                                    $190,751                  $184,539
   Other assets                                     27,681                    49,533
                                               -------------------------------------------------
                                               -------------------------------------------------
   Total assets                                   $218,432                  $234,072
                                               =================================================

                                                               December 31
                                                      2006                      2005
                                               -------------------------------------------------
   Current liabilities                         $    23,431                $    6,476
   Total member's interest                         195,001                   227,596
                                               -------------------------------------------------
   Total liabilities and member's interest        $218,432                  $234,072
                                               =================================================



The carrying amount and estimated fair value of investments in bonds and preferred stock were as follows:
                                                                   Gross               Gross              Gross            Estimated
                                                                                    Unrealized         Unrealized
                                                    Carrying    Unrealized      Losses 12 Months or Losses less Than         Fair
                                                     Amount        Gains               More             12 Months            Value
                                                ------------------------------------------------------------------------------------
   December 31, 2006
   Bonds:
     United States Government and agencies      $  1,512,572    $  22,278         $  17,721              $  2,472     $   1,514,657
     State, municipal and other government           268,893       24,368             2,593                   284           290,384
     Public utilities                              1,149,454       62,102            10,402                 3,494         1,197,660
     Industrial and miscellaneous                  8,935,264      424,224           103,261                32,122         9,224,105
     Mortgage and other asset- backed securities  4,,622,683       40,162            34,041                 3,432         4,625,372
                                                ------------------------------------------------------------------------------------
                                                  16,488,866      573,134           168,018                41,804        16,852,178
   Unaffiliated preferred stocks                     718,501       40,301             4,137                 1,163           753,502
                                                ------------------------------------------------------------------------------------
                                                 $17,207,367     $613,435          $172,155               $42,967    $  17,605,680
                                                ====================================================================================

                                                                   Gross               Gross              Gross            Estimated
                                                                                    Unrealized         Unrealized
                                                    Carrying    Unrealized      Losses 12 Months or Losses less Than         Fair
                                                     Amount        Gains               More             12 Months            Value
                                                ------------------------------------------------------------------------------------
   December 31, 2005
   Bonds:
     United States Government and agencies      $  1,926,008   $   35,264           $17,768             $   5,582      $  1,937,921
     State, municipal and other government           342,187       27,656             2,124                 1,821           365,897
     Public utilities                              1,226,256       93,391             2,768                 5,409         1,311,470
     Industrial and miscellaneous                  9,972,636      647,455            22,693                80,223        10,517,176
     Mortgage and other asset- backed securities   4,232,507       40,948            32,007                19,742         4,221,706
                                                ------------------------------------------------------------------------------------
                                                  17,699,594      844,714            77,360               112,777        18,354,170
   Unaffiliated preferred stocks                      75,393       12,104               424                   211            86,863
                                                ------------------------------------------------------------------------------------
                                                 $17,774,987     $856,818           $77,784              $112,988       $18,441,033
                                                    ================================================================================


The Company held bonds at December 31, 2006, with a carrying value of $7,602 and amortized cost of $9,062, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These bonds are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

At December 31, 2006 and 2005, respectively, for securities that have been in a continuous loss position greater than or equal to twelve months, the Company held 724 and 254 securities with a carrying value of $4,597,358 and $1,764,488 and an unrealized loss of $172,156 and $77,784 with an average price of 96.2 and
95.5 (NAIC market value/amortized cost). Of this portfolio, 96% and 90.3% were investment grade with associated unrealized losses of $149,586 and $41,702, respectively.

At December 31, 2006 and 2005, respectively, for securities in an unrealized loss position for less than twelve months, the Company held 529 and 804 securities with a carrying value of $3,158,334 and $5,738,681 and an unrealized loss of $42,967 and $112,987 with an average price of 98.6 and 98.0 (NAIC market value/amortized cost). Of this portfolio, 97% and 95% were investment grade with associated unrealized losses of $40,183 and $101,179, respectively.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company's decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near term prospects of the issuer, nationally recognized credit rating changes and cash from trends and underlying levels of collateral, for asset-backed securities only are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.







5. Investments (continued)

The estimated fair value of bonds and stocks with gross unrealized losses at December 31, 2006 and 2005 is as follows:

                                                                                                              Total
                                                                 Losses 12 Months or  Losses Less Than
                                                                         More             12 Months
                                                                 ----------------------------------------------------------
                                                                 ----------------------------------------------------------
   December 31, 2006
   Bonds:
     United States Government and agencies                         $   795,903        $   296,792          $1,092,695
     State, municipal and other government                              52,933             13,303              66,236
     Public utilities                                                  265,842            193,440             459,282
     Industrial and miscellaneous                                    2,343,486          1,704,457           4,047,943
     Mortgage and other asset-backed securities                        828,040            828,576           1,656,616
                                                                 ----------------------------------------------------------
                                                                 ----------------------------------------------------------
                                                                     4,286,204          3,036,568           7,322,772
      Preferred stocks                                                 138,998             78,799             217,797
                                                                 ----------------------------------------------------------
                                                                   $ 4,425,202         $3,115,367          $7,540,569
                                                                 ==========================================================

                                                                                                              Total
                                                                 Losses 12 Months or  Losses Less Than
                                                                         More             12 Months
                                                                 ----------------------------------------------------------
                                                                 ----------------------------------------------------------
   December 31, 2005
   Bonds:
     United States Government and agencies                         $   867,663        $   422,409          $1,290,072
     State, municipal and other government                              40,088             86,571             126,659
     Public utilities                                                   39,754            272,198             311,952
     Industrial and miscellaneous                                      374,101          3,007,552           3,381,653
     Mortgage and other asset-backed securities                        356,630          1,831,552           2,188,182
                                                                 ----------------------------------------------------------
                                                                 ----------------------------------------------------------
                                                                     1,678,236          5,260,282           7,298,518
      Preferred stocks                                                   8,468              5,412              13,880
                                                                 ----------------------------------------------------------
                                                                   $ 1,686,704         $5,625,694          $7,312,398
                                                                 ==========================================================

The carrying amount and estimated fair value of bonds at December 31, 2006, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                                       Estimated
                                                                Carrying                 Fair
                                                                 Amount                  Value
                                                        ------------------------------------------------

   Due in one year or less                                 $     327,455           $     326,617
   Due after one year through five years                       2,979,838               3,033,006
   Due after five years through ten years                      3,601,284               3,584,828
   Due after ten years                                         4,957,606               5,282,355
   Mortgage and other asset-backed securities                  4,622,683               4,625,372
                                                        ------------------------------------------------
                                                             $16,488,866             $16,852,178
                                                        ================================================

A detail of net investment income (loss) is presented below:

                                                                            Year Ended December 31
                                                             2006                    2005                   2004
                                                          -----------------------------------------------------------------
   Income:
     Bonds                                                $1,067,740             $1,042,982             $   954,446
      Preferred stocks                                        55,905                  6,801                   6,826
     Common stocks                                             4,280                  4,036                 402,970
     Mortgage loans                                          268,938                253,439                 180,974
     Real estate                                                 653                  2,519                     285
     Policy loans                                             25,872                 26,548                  24,477
     Cash, cash equivalents and short-term  investments
                                                              13,280                  8,006                   2,882
     Derivatives                                             (24,747)               (38,548)                (56,869)
     Other invested assets                                    25,249                 66,793                  44,441
     Other                                                     7,599                  7,492                     969
                                                          -----------------------------------------------------------------
   Gross investment income                                 1,444,769              1,380,068               1,561,401

   Less investment expenses                                  (67,984)               (62,185)                (77,557)
                                                          -----------------------------------------------------------------
   Net investment income                                  $1,376,785             $1,317,883              $1,483,844
                                                          =================================================================





5. Investments (continued)

Proceeds from sales and maturities of bonds and preferred stock and related gross realized capital gains and losses of unaffiliated entities were as follows:

                                                               Year Ended December 31
                                                      2006                    2005                   2004
                                              ----------------------------------------------------------------------

   Proceeds                                       $11,087,866             $6,850,357              $5,689,174
                                              ======================================================================
                                              ======================================================================

   Gross realized gains                        $       88,151           $     94,724            $     95,681
   Gross realized losses                             (106,913)               (48,198)                (67,314)
                                              ----------------------------------------------------------------------
   Net realized capital gains(losses)          $      (18,762)          $     46,526            $     28,367
                                              ======================================================================

Gross realized losses in 2006, 2005, and 2004 include $21,070, $8,724, and $25,105, respectively, which relate to losses recognized on other than temporary declines in market values of bonds.

At December 31, 2006, investments with an aggregate carrying value of $5,776 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Net realized capital gains (losses) on investments and change in unrealized capital gains (losses) are summarized below:

                                                                                 Realized
                                                     --------------------------------------------------------------------
                                                     --------------------------------------------------------------------
                                                                          Year Ended December 31
                                                           2006                    2005                   2004
                                                     --------------------------------------------------------------------
                                                     --------------------------------------------------------------------

   Bonds                                               $ (22,320)             $  45,794               $  26,307
   Preferred stocks                                        3,569                    732                   2,060
   Common stocks                                          11,903                 15,410                  18,535
   Derivatives                                             5,011                 (2,370)                 10,732
   Other invested assets                                   56,560                 32,705                  34,649
                                                     --------------------------------------------------------------------
                                                     --------------------------------------------------------------------
                                                          54,723                 92,271                  92,283

   Federal income tax effect                             (28,158)               (28,274)                (33,852)
   Transfer to interest maintenance reserve                  677                (27,526)                (25,190)
                                                     --------------------------------------------------------------------
                                                     --------------------------------------------------------------------
   Net realized capital gains (losses) on investments   $ 27,242              $  36,471               $  33,241
                                                     ====================================================================





5. Investments (continued)

                                                                    Change in Unrealized
                                               -------------------------------------------------------------------
                                               -------------------------------------------------------------------
                                                                   Year Ended December 31
                                                    2006                    2005                   2004
                                               -------------------------------------------------------------------

   Bonds                                       $  22,332            $    (20,416)           $     11,709
   Preferred stocks                                 1,178                     39                    (113)
   Common stocks                                  328,209                 38,992                (258,150)
   Derivatives                                    (15,902)                27,458                 (10,040)
   Other invested assets                           94,177                 (9,449)                (17,201)
                                               -------------------------------------------------------------------
                                               -------------------------------------------------------------------
   Change in unrealized capital gains(losses)    $429,994                $36,624               $(273,795)
                                               ===================================================================

Gross unrealized gains and gross unrealized losses on common stock of unaffiliated entities are as follows:

                                                           December 31
                                                   2006                   2005
                                               ------------------------------------------
                                               ------------------------------------------

   Unrealized gains                             $35,445                 $30,914
   Unrealized losses                             (1,532)                 (2,272)
                                               ------------------------------------------
                                               ------------------------------------------
   Net unrealized gains                         $33,913                 $28,642
                                               ==========================================

During 2006, the Company issued mortgage loans with interest rates ranging from 5.32% to 9.27%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 100%. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 2006 and 2005, the Company did not hold any impaired loans with a related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2006 or 2005. The average recorded investment in impaired loans during 2006 and 2005 was $0 and $6,544, respectively.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company did not recognize any interest income on impaired loans for the year ended December 31, 2006. The Company recognized interest income on impaired loans of $494 and $2,003 for the years ended December 31, 2005 and 2004, respectively. Interest income of $495 and $2,003 was recognized on a cash basis for years ended December 31, 2005 and 2004, respectively.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

                                                                             Year Ended December 31
                                                                   2006               2005               2004
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------

   Balance at beginning of period                               $       -           $  9,120           $  7,500
   Additions, net charged to operations                                 -                  -              1,620
   Reduction due to write-downs charged against the allowance
                                                                        -             (7,566)                 -
   Recoveries in amounts previously charged off
                                                                        -             (1,554)                 -
                                                               -------------------------------------------------------
                                                               -------------------------------------------------------
   Balance at end of period                                     $       -          $       -           $  9,120
                                                               =======================================================

During 2005, one loan with a book value of $14,345 was transferred to real estate. No loans were foreclosed or acquired by deed and transferred to real estate during 2006. At December 31, 2006 and 2005, the Company held a mortgage loan loss reserve in the AVR of $136,653 and $80,065, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:


5. Investments (continued)

                         Geographic Distribution                         Property Type Distribution
   -------------------------------------------------------- ------------------------------------------------
   -------------------------------------------------------- ------------------------------------------------
                                       December 31                                      December 31
                                    2006         2005                                2006         2005
                                ---------------------------                      ---------------------------

   South Atlantic                  27%          29%         Office                  27%          28%
   Pacific                         22           22          Apartment               21           25
   Mountain                        10           12          Retail                  22           21
   Middle Atlantic                 13           11          Industrial              18           16
   E. North Central                13           10          Other                   12           10
   W. North Central                 7            7
   W. South Central                 3            3
   E. South Central                 3            3
   New England                      2            3

At December 31, 2006, the Company had ownership interests in twenty-seven Low Income Housing Tax Credit (LIHTC) properties. The remaining years of unexpired tax credits ranged from three to twelve and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from three to eighteen years. The amount of contingent equity commitments expected to be paid during the years 2007 to 2019 is $29,312. There were no impairment losses, write-downs, or reclassifications during the year related to any of these holdings.

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A notional currency exchange occurs at the beginning and end of the contract. During the life of the swap, the counterparties exchange fixed or floating interest payments in its swapped currency. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post a variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange. The Company recognized net realized gains (losses) from futures contracts in the amount of $1,065, $125, and $540, for the years ended December 31, 2006, 2005, and 2004, respectively.

The Company may issue foreign denominated assets or liabilities and uses forward rate agreements to hedge foreign currency risk associated with its foreign denominated assets or liabilities. Cash payments and/or receipts represent the difference between market values and those of the contracts.

An interest rate floor provides for the receipt of payments in the event interest rates fall below the strike rates in the contract. The floor is designed to generate cash flows to offset the lower cash flows received on assets during low interest rate environments. The Company may also invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Interest rate caps provide for the receipt of payments when interest rates rise above the strike rates in the contract. A single premium is paid by the Company at the beginning of the interest rate cap/floor contracts.


5. Investments (continued)

A replication transaction is a derivative transaction entered into conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit quality enables the Company to enhance the relative values and ease the execution of larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2006 and 2005, the Company had replicated assets with a fair value of $343,880 and $334,845 and credit default swaps with a fair value of $3,383 and $2,330, respectively. During the years ended December 31, 2006, 2005, and 2004, the Company has not recognized any capital losses related to replication transactions.

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 indices. The Company uses S&P 500 and NASDAQ 1000 future contracts and/or options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and the fair value adjustment is recorded as income in the financial statements. The Company recognized expense from options contracts in the amount of $0, $121, and $8,605, for the years ended December 31, 2006, 2005, and 2004, respectively.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of 'A' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets instead. At December 31, 2006, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $44,034. At December 31, 2006, the fair value of all contracts, aggregated at counterparty level, with a negative fair value amount to $46,738.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions is 29 years. At December 31, 2006 and 2005, none of the Company's cash flow hedges have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

At December 31, 2006 and 2005, the Company has recorded $13,264 and $13,525, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss).

The Company did not recognize any unrealized gains or losses during 2006 or 2005 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The Company has pledged securities as collateral for derivative transactions in the amount of $17,797 and $20,155 as of December 31, 2006 and 2005, respectively.

At December 31, 2006 and 2005, the Company's outstanding financial instruments with on and off balance sheet risks, shown in notional amounts are summarized as follows:

                                                                          Notional Amount
                                                              ------------------------------------------
                                                                  2006                   2005
                                                             -------------------------------------------
   Derivative securities Interest rate and currency swaps:
     Receive float-pay float                                 $   313,783             $   309,563
     Receive fixed-pay float                                   3,876,835               4,210,583
     Receive float-pay fixed                                   4,629,498               4,239,882
     Receive fixed-pay fixed                                      21,148                       -
   Caps                                                           35,000                  32,697










5. Investments (continued)

Open futures contracts at December 31, 2006 and 2005, were as follows:

                                                         Opening Market            Year-End
     Number of Contracts                                      Value                 Market
                                 Contract Type                                       Value
   -------------------------------------------------------------------------------------------------

   December 31, 2006
                                    S&P 500
              31               March 2007 Futures           $11,045               $11,070

   December 31, 2005
                                    S&P 500
              34               March 2006 Futures           $10,853               $10,666

6. Reinsurance

The Company is involved in both the cession and assumption of reinsurance with other companies, including affiliated companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses. Ceded reinsurance risks are treated as though, to the extent of the reinsurance, they are risks for which the Company is not liable.

Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded. The Company remains liable to the extent the reinsuring companies do not meet their obligations under these reinsurance treaties.


6. Reinsurance (continued)

Premiums earned and reserves and claims liability amounts reflect the following reinsurance assumed and ceded amounts:

                                                            Ceded/Retroceded to                    Assumed from
                                                 ------------------------------------------------------------------------
                                                 ------------------------------------------------------------------------
                                     Direct          Affiliated       Unaffiliated       Affiliated      Unaffiliated          Net
                                     Amount          Companies         Companies         Companies         Companies          Amount
                               -----------------------------------------------------------------------------------------------------
Year ended December 31, 2006:
    Premium revenue              $ 2,303,401     $  1,049,122     $   826,156     $     6,348         $1,529,701     $ 1,964,172
                               =====================================================================================================
                               =====================================================================================================

At December 31, 2006:
  Reserves for future policy
    benefits                     $17,403,364      $ 6,346,320      $2,838,797        $331,829         $4,192,951       $12,743,027
  Policy and contract claims
    payable                          231,217          107,935         173,235           7,943            344,401           302,391
                               -----------------------------------------------------------------------------------------------------
                               -----------------------------------------------------------------------------------------------------
                                 $17,634,581      $ 6,454,255      $3,012,032        $339,772         $4,537,352       $13,045,418
                               =====================================================================================================
                               =====================================================================================================
Year ended December 31, 2005:
    Premium revenue              $ 2,566,208       $1,047,890      $  812,737      $    5,924         $1,329,601     $ 2,041,106
                               =====================================================================================================
                               =====================================================================================================

At December 31, 2005:
  Reserves for future policy
    benefits                     $17,166,531       $5,761,998      $2,514,348      $    5,445         $3,653,590       $12,549,220
  Policy and contract claims
    payable                          247,906           94,388         187,255          10,863            333,568           310,694
                             -------------------------------------------------------------------------------------------------------
                                ----------------------------------------------------------------------------------------------------
                                  $17,414,437       $5,856,386      $2,701,603       $  16,308         $3,987,158       $12,859,914
                                ====================================================================================================
                                ====================================================================================================
 Year ended December 31, 2004:
     Premium revenue              $ 2,582,514       $1,185,880      $1,044,385      $    4,922         $1,051,696       $ 1,408,867
                                ====================================================================================================
                                ====================================================================================================

At December 31, 2004:
  Reserves for future policy
    benefits                     $15,750,963       $4,717,751      $2,335,363      $    8,715         $3,109,176       $11,815,740
  Policy and contract claims
    payable                          310,564           53,971         274,746           3,426            366,845           352,118
                               -----------------------------------------------------------------------------------------------------
                               -----------------------------------------------------------------------------------------------------
                                 $16,061,527       $4,771,722      $2,610,109       $  12,141         $3,476,021       $12,167,858
                               =====================================================================================================

The Company entered into an agreement effective December 30, 2006 to recapture a block of in force term life business that was previously ceded to Transamerica Pacific Insurance Company, Ltd. The recapture consideration received was $37,033 and the recapture fee received was $581, for a net consideration received of $37,614. Reserves recaptured included $223,404 of life reserves and $5,400 of claim reserves resulting in a pre-tax loss of $191,190, which is included in the statement of operations.

The Company entered into an agreement effective December 30, 2006 to recapture a block of in force universal life business that was ceded to Transamerica Pacific Insurance Company, Ltd. The recapture consideration received was $635,128 for assets held related to the block, the recapture fee paid was $45,334, for a net consideration received of $589,794. Reserves recaptured included $678,272 life reserves and $927 of claim reserves resulting in a pre-tax loss of $89,405, which is included in the statement of operations.

The Company entered into an agreement effective December 31, 2006, to allow Transamerica International Reinsurance Ireland Limited (TIRI), an affiliated company, to recapture a retrocession agreement whereby the Company assumed mortality risks on a block of in force universal life business which subsequently allowed the Company to recapture the entire universal life contract ceded to TIRI. The recapture consideration paid was $1,245, and reserves recaptured were $4,562, for a net pre-tax gain of $3,317. Subsequent to the transaction, the Company entered into an agreement to recapture the universal life business ceded to TIRI effective December 31, 2006. The recapture consideration received was $361,986; a recapture fee of $11,400 was paid for a net consideration of $350,586. Reserves recaptured included $804,865 life reserves and $1,152 of claim reserves, resulting in a pre-tax loss of $455,431, which is included in the statement of operations.

During 2006, the Company novated most of the business issued from its Hong Kong branch and all of the business issued from its Singapore branch to Transamerica Life (Bermuda) Ltd. (Transamerica Bermuda), a direct subsidiary of the Company, via an assumption reinsurance transaction. The Company recorded goodwill for the difference between the assets transferred to and the statutory liabilities assumed by Transamerica Bermuda in the amount of $78,993 which will be amortized into operations over the life of the business, not to exceed ten years. Per SSAP No. 68, Business Combinations and Goodwill, the entire $78,993 is an admissible asset as it does not exceed 10% of the Company's capital and surplus.

Transamerica Bermuda, a direct wholly-owned subsidiary of the Company acquired the direct liability to the policyholder through a court order from the Hong Kong Special Administrative Region Court, effective December 31, 2006, for most business issued from TOLIC's branch in Hong Kong. Transamerica Bermuda. also acquired the direct liability to the policyholder through a court order from the High Court of the Republic of Singapore, effective December 31, 2006 for all business issued from TOLIC's branch in Singapore. The novation of the contracts was approved by the Iowa Insurance Department and all policyholder liabilities were transferred to Transamerica Bermuda. All balances assumed by Transamerica Bermuda were reflected as direct adjustments to the balance sheet in accordance with SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance. As the transfer occurred between affiliated companies no gain or loss was recognized and the difference between the assets transferred and the statutory liabilities assumed was recorded as goodwill and will be amortized into operations over the life of the business, not to exceed ten years. Below is a summary of the net policyholder liabilities and assets transferred:

Invested assets/cash transferred                               $1,004,909
Reinsurance recoverable                                              178
Due premiums                                                         396
Due premiums ceded                                                (1,502)
Deferred premiums                                                    576
Policy loans                                                       7,276
Policyholder life reserves                                      (928,481)
Policyholder premium deposit and dividend accumulations           (1,025)
Life claim reserves                                               (3,200)
Advance premiums                                                    (134)
                                                           ------------------
                                                           ------------------
Net impact of transfer to subsidiary - goodwill            $      78,993
                                                           ==================

Transamerica Bermuda is valued on a US statutory basis for purposes of determining the carrying amount on TOLIC's financial statements and includes a deferred gain liability of a similar amount to the goodwill established by the Company.

Subsequent to the novation of the Hong Kong and Singapore business the Company entered into a reinsurance agreement to assume certain risks related to the in force block from Transamerica Bermuda effective December 31, 2006. The initial premium received was $261,418, reserves assumed included $328,985 life reserves and $258 of claim reserves, resulting in a pre-tax loss of $67,825, which is included in the statement of operations.


6. Reinsurance (continued)

Effective December 31, 2006, the Company entered into a reinsurance agreement with LIICA Re II, Inc., an affiliate, to cede certain term and universal life business. The initial premium paid was $120,000. Reserves ceded included $212,319 of term life reserves, $834,446 universal life secondary guarantee reserves, $1,067 of claim reserves and $5,911 of miscellaneous policyholder assets, resulting in a pre-tax gain of $921,921 that has been credited directly to unassigned surplus on a net of tax basis.

Effective December 31, 2006, the Company recaptured a block of in force term life business that was ceded to Transamerica International Re (Bermuda) LTD
(TIRe), an affiliate. The recapture premium received was $86,705, the commission expense allowance paid was $43,730, for a net consideration received of $42,975. Reserves recaptured included $286,151 life reserves and $16,892 of claim reserves, resulting in a pre-tax loss of $260,068, which is included in the statement of operations.

Subsequent to the recapture, the Company entered into a reinsurance agreement with LIICA Re I, Inc., an affiliate, to retrocede certain term life business effective December 31, 2006. The initial premium paid was $77,479, offset by the commission expense received of $42,022, for a net consideration of $35,457. Reserves ceded included $256,795 life reserves and $13,146 of claim reserves, resulting in a pre-tax gain of $234,484 that has been credited directly to unassigned surplus on a net of tax basis.

During 2001, the Company novated certain traditional life insurance contracts to Transamerica Financial Life Insurance Company, Inc. (TFLIC), an affiliate, via an assumption reinsurance transaction. Under the terms of this agreement, a significant portion of the future statutory-basis profits from the contracts assumed by TFLIC will be passed through to the Company as an experience rated refund. The Company recorded a deferred liability of as a result of this transaction, which has an unamortized balance of $14,281 at December 31, 2006. The accretion of the deferred liability was $1,433 for 2006, 2005 and 2004.

During 2001, the Company entered into a reinsurance transaction with TIRe, an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation of future guaranteed minimum death benefits included in certain of its variable annuity contracts. The gain on the transaction of $28,967 was credited directly to unassigned surplus on a net of tax basis. Subsequent to the initial gain, the Company amortized $1,883 for each of the years ended December 31, 2006, 2005, and 2004, into earnings with a corresponding charge to unassigned surplus. At December 31, 2006, the Company holds collateral from this affiliate in the form of letters of credit of $370,996, covering this reinsurance agreement and others.

Effective December 31, 2004, the Company executed a novation agreement related to four reinsurance treaties from an affiliated entity, TIRe. As a result of this novation, $99,700 of statutory reserves were assumed. Subsequently, the Company entered into a reinsurance agreement to cede these risks back to TIRe. Both transactions occurred with no gain or loss in the statements of operations or in capital and surplus.

During 2005, the Company executed novation agreements associated with 13 reinsurance treaties originally assumed by TIRe. As a result of the novations, $174,925 of statutory reserves was assumed. Subsequently, the Company entered into a reinsurance agreement to cede these risks back to TIRe. These transactions occurred with no gain or loss in the statement of operations or capital and surplus.

Effective December 31, 2005, the Company recaptured the risks related to the universal life business that was previously ceded to Transamerica International Reinsurance Ireland (TIRI), an affiliate. The consideration that was given in the transaction was $288,500 and the reserves recaptured were $566,600. This resulted in a pre-tax loss on the statutory income statement of $278,100. In addition, the Company recaptured the risks related to the term business that was ceded to TIRe. The consideration received in the transaction was $125,400, the commission expense allowance paid was $84,000 and the reserves recaptured were $508,200. This resulted in a pre-tax loss on the statutory basis statement of operations of $466,800. The Company subsequently entered into a reinsurance agreement with Stonebridge Reinsurance Company, an affiliate, to cede the term business and the secondary guarantee related to the universal life business. The consideration that was given in the transaction was $103,900, the commission expense allowance received was $67,400 and the reserves ceded were $832,400 ($508,200 term and $324,200 secondary guarantee). This resulted in a pre-tax gain on a statutory basis of $795,900 that was credited directly to unassigned surplus on a net of tax basis. During 2006, $14,698 of the deferred gain related to this reinsurance agreement has been amortized into earnings with a corresponding charge directly to unassigned surplus.

Prior to 2004, the Company assumed certain structured settlement business from Transamerica Life Insurance and Annuity Company (TALIAC) and Monumental Life Insurance Company (Monumental), both affiliated entities, in the form of funds withheld treaties. This business, along with other direct business of the Company, was then ceded to non-affiliates in the form of a funds withheld treaty. During 2004, TALIAC and Monumental recaptured their treaties and the Company recaptured its treaty with the non-affiliated companies. As a result of these recaptures, the Company recorded consideration on reinsurance recaptured of $1,497,553 and a reinsurance reserve recapture of $1,488,718. The difference of $8,835 has been reported as a gain on the transaction by the Company in the statement of operations for the year ended December 31, 2004.

A financial reinsurance treaty dated July 1, 2004 with Manulife Reinsurance Limited was terminated effective October 1, 2005. The transaction resulted in a decrease in ceded reserves of $138,331. The unamortized deferred gain of $11,484 was charged off to surplus. The transaction was settled on a funds withheld basis resulting in a $126,847 decrease in the funds withheld liability. This transaction resulted in no gain or loss in the statement of operations.

The Company reports a reinsurance deposit receivable of $112,956 and $105,814 as of December 31, 2006 and 2005, respectively. In 1996, the Company entered into a reinsurance agreement with Berkshire Hathaway where, for a net consideration of $59,716, the Company ceded certain portions of future obligations under single premium annuity contracts originally written by the Company in 1993. Consistent with the requirements of SSAP No. 75, Reinsurance Deposit Accounting, the Company reports the net consideration paid as a deposit. The amount reported is the present value of the future payment streams discounted at the effective yield rate determined at inception.

7. Income Taxes

The main components of deferred income tax amounts are as follows:

                                                                          December 31
                                                                  2006                   2005
                                                        ------------------------------------------------
                                                        -------------------------
   Deferred income tax assets:
     Nonadmitted assets                                    $  29,665               $    26,442
     Provision for contingent experience rated refund            8,139                   9,059
     Tax basis deferred acquisitions costs                     223,194                 209,560
     Reserves                                                  242,626                 275,977
     Unrealized capital losses                                  29,307                  33,416
     ss.807(f) assets                                              9,343                   4,124
     Deferred intercompany losses                               18,283                  16,822
     Other                                                      28,713                  33,368
                                                        ------------------------------------------------
                                                        ------------------------------------------------
   Total deferred income tax assets                            589,270                 608,768

     Deferred income tax assets nonadmitted                    309,454                 260,236
                                                        ------------------------------------------------
                                                        ------------------------------------------------
   Admitted deferred income tax assets                         279,816                 348,532

   Deferred income tax liabilities:
     Partnerships                                               29,200                 123,599
     Agent deferred compensation                                23,477                   1,760
     Real estate                                                31,551                  33,419
     ss.807(f) liabilities                                      12,179                  14,204
     Separate account seed money                                19,265                  15,930
     Unrealized capital gains                                   44,346                  44,420
     Deferred intercompany gains                                15,091                  12,580
     Other                                                       4,821                   3,560
                                                        ------------------------------------------------
                                                        ------------------------------------------------
   Total deferred income tax liabilities                       179,930                  249,472

                                                        ------------------------------------------------
                                                        ------------------------------------------------
   Net admitted deferred income tax asset                    $  99,886               $  99,060
                                                        ================================================



The change in net deferred income tax assets and deferred income tax assets are as follows:
                                                           December 31
                                              ---------------------------------------------------------------------
                                                  2006                     2005                   Change
                                              ---------------------------------------------------------------------
                                              ---------------------------------------------------------------------

   Total deferred income tax assets            $589,270                 $608,768              $  (19,498)
   Total deferred income tax liabilities        179,930                  249,472                  69,542
                                              ---------------------------------------------------------------------
                                              ---------------------------------------------------------------------
   Net deferred income tax asset               $409,340                 $359,296                  50,044
                                              ============================================
                                              ============================================
   Tax effect of unrealized gains (losses)                                                        38,411
                                                                                         --------------------------
                                                                                         --------------------------
   Change in net deferred income tax                                                             $88,455
                                                                                         ==========================

Nonadmitted deferred income tax assets increased $49,218 and $59,828 for the years ended December 31, 2006 and 2005, respectively.

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains
(losses) on investments for the following reasons:
                                                                                               Year Ended December 31
                                                                                2006                    2005                   2004
                                                                       -------------------------------------------------------------
   Income tax expense (benefit) computed at the federal statutory          $(167,284)             $ (86,493)               $160,293
     rate (35%)
       Agent deferred compensation                                            (1,605)                   236                  (1,729)
       Corporate provision                                                    (2,661)                   332                  (2,860)
       Controlled foreign corporation income - TA Life Bermuda                 2,892                      -                       -
       Deferred acquisition costs - tax basis                                 35,573                 26,033                   8,566
       Dividends received deduction                                           (2,073)                (2,415)               (151,039)
       IMR amortization                                                       (7,472)                (7,709)                 (6,985)
       Investment income items                                              (19,490)                (38,713)                (24,774)
       Prior year under (over) accrual                                      (36,883)                 94,218                 (38,321)
       Earnings from affiliated LLC                                            2,967                  3,520                   2,446
       Reinsurance adjustments                                             256,777                  175,642                  (8,112)
       Tax credits                                                          (29,553)                (20,784)                (10,150)
       Tax reserve valuation                                                  (8,639)                26,710                  30,986
       Other                                                                (11,925)                 (1,863)                  2,052
                                                                       -------------------------------------------------------------
                                                                       -------------------------------------------------------------
   Federal income tax expense (benefit)                                       10,624                168,714                 (39,627)
   Change in net deferred income taxes                                        88,455                 (4,475)                 15,617
                                                                       -------------------------------------------------------------
                                                                       -------------------------------------------------------------
   Total statutory income taxes                                            $  99,079               $164,239               $ (24,010)
                                                                       =============================================================

7. Income Taxes (continued)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

Income taxes incurred during 2006, 2005, and 2004 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $317,053, $161,759, and $124,669, respectively.

The Company's federal income tax returns have been examined by the Internal Revenue Service through 2001. The examination for 2002 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA. A distribution from the PSA in the amount of $117,701 was made in 2005, reducing the balance in the PSA to zero. Due to US tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 are deemed to come first out of the PSA and are not taxed. There was no reduction to net earnings due to this distribution.

8. Policy and Contract Attributes

A portion of the Company's policy reserves and other policyholders' funds
(including separate account liabilities) relates to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

                                                                                              December 31
                                                                             2006                                      2005
                                                           ----------------------------------------- -------------------------------
                                                                  Amount             Percent                Amount          Percent
                                                           ----------------------------------------- -------------------------------
   Subject to discretionary withdrawal with adjustment:

       With market value adjustment                          $  3,303,542             17%              $  3,689,926             19%
       At book value less surrender charge                        377,020              2                    439,802              2
       At fair value                                            2,004,697             11                  2,175,242             11
                                                           ----------------------------------------- -------------------------------
                                                           ----------------------------------------- -------------------------------
   Total with adjustment or at market value                     5,685,259             30                  6,304,970             32
   Subject to discretionary withdrawal without adjustment         805,485              4                    911,474              5
   Not subject to discretionary withdrawal provision           12,639,876             66                 12,534,007             63
                                                           ---------------------                     ---------------------
                                                                               ---------------------                     -----------
   Total annuity reserves and deposit liabilities              19,130,620            100%                19,750,451            100%
                                                                               =====================                     ===========
   Less reinsurance ceded                                      (2,900,660)                               (2,810,837)
                                                           ---------------------
                                                                                                     ---------------------
   Net annuity reserves and deposit liabilities               $16,229,960                               $16,939,614
                                                           =====================                     =====================

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at estimated fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder.

The Separate Account includes funds related to variable annuities of a nonguaranteed nature. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets and the liabilities of the accounts are carried at fair value.






8. Policy and Contract Attributes (continued)

Information regarding the separate accounts of the Company is as follows:

                                             Guaranteed Indexed     Nonindexed         Nonindexed        Nonguaranteed        Total
                                                                  Guaranteed Less   Guaranteed More
                                                                      Than 4%           Than 4%        Separate Accounts
                                             ---------------------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------------------
Premiums, deposits and other                 $  4,878          $    2,877           $160,623        $     30,023        $   198,401
  considerations for the year ended
  December 31, 2006
                                          ==========================================================================================
                                          ==========================================================================================

Reserves for accounts with assets at
  fair value as of December 31, 2006          $30,198            $194,062           $237,420          $1,909,855         $2,371,535
                                          ==========================================================================================

Reserves by withdrawal characteristics as of December 31, 2006:
    At fair value                         $         -        $           -      $           -         $1,870,494         $1,870,494
    Not subject to discretionary
      withdrawal                               30,198             194,062            237,420              39,361            501,401
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------
                                              $30,198            $194,062           $237,420          $1,909,855         $2,371,535
                                          ==========================================================================================
                                          ==========================================================================================

Reserves for separate accounts by withdrawal characteristics at December 31,
  2006:
  Subject to discretionary withdrawal:
    With market value adjustment          $          -       $            -     $            -    $              -     $       -
    At book value without market value
      adjustment and with current
      surrender charge of 5% or more                -                   -                  -                   -                  -
    At fair value                                   -                   -                  -           1,870,494          1,870,494
    At book value without market value
      adjustment and with current
      surrender charge of less than 5%              -                   -                  -                   -                  -
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------
  Subtotal                                          -                   -                  -           1,870,494          1,870,494
  Not subject to discretionary withdrawal      30,198             194,062            237,420              39,361            501,041
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------
  Total separate account liabilities at       $30,198            $194,062           $237,420          $1,909,855         $2,371,535
    December 31, 2006
                                          ==========================================================================================







8. Policy and Contract Attributes (continued)

                                             Guaranteed Indexed     Nonindexed         Nonindexed       Nonguaranteed       Total
                                                                  Guaranteed Less   Guaranteed More
                                                                      Than 4%           Than 4%       Separate Accounts
                                             ---------------------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------------------
   Premiums, deposits and other               $    1,022            $201,736         $   84,839       $     34,813       $   322,410
     considerations for the year ended
     December 31, 2005
                                             =======================================================================================
                                             =======================================================================================

   Reserves for accounts with assets at
     fair value as of December 31, 2005        $  76,476            $542,004           $169,358         $1,942,392        $2,730,230
                                             =======================================================================================

   Reserves by withdrawal characteristics as of December 31, 2005:
       At fair value                         $           -      $           -      $           -        $1,904,124        $1,904,124
       Not subject to discretionary
         withdrawal                               76,476             542,004            169,358             38,268           826,106
                                             ---------------------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------------------
                                               $  76,476            $542,004           $169,358         $1,942,392        $2,730,230
                                             =======================================================================================
                                             =======================================================================================

   Reserves for separate accounts by withdrawal characteristics at December 31,
     2005:
     Subject to discretionary withdrawal:
       With market value adjustment          $           -      $           -      $          -     $              -    $         -
       At book value without market value
         adjustment and with current
         surrender charge of 5% or more                -                   -                  -                  -                 -
       At fair value                                   -                   -                  -          1,904,124         1,904,124
       At book value without market value
         adjustment and with current
         surrender charge of less than 5%              -                   -                  -                  -                 -
                                             ---------------------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------------------
     Subtotal                                          -                    -                  -         1,904,124         1,904,124
     Not subject to discretionary withdrawal      76,476             542,004            169,358             38,268           826,106
                                             ---------------------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------------------
     Total  separate  account  liabilities at    $76,476            $542,004           $169,358         $1,942,392        $2,730,230
       December 31, 2005
                                             =======================================================================================


A reconciliation of the amounts transferred to and from the Company's separate accounts is presented below:
                                                                                  Year Ended December 31
                                                                   2006                    2005                   2004
                                                               ------------------------------------------------------------------
   Transfer as reported in the summary of operations of the
        separate accounts statement:
       Transfers to separate accounts                          $   30,023             $   34,812              $   30,252
       Transfers from separate accounts                           251,518                290,561                 230,963
                                                               ------------------------------------------------------------------
   Net transfers to separate accounts                            (221,495)              (255,749)               (200,711)
   Other reconciling adjustments                                       73                   (525)                   (350)
                                                               ------------------------------------------------------------------
                                                               ------------------------------------------------------------------
   Net transfers as reported in the statements of operations    $(221,422)             $(256,274)              $(201,061)
                                                               ==================================================================

Reserves on certain of the Company's traditional life insurance products are computed using mean reserving methodologies. The Company moved to a continuous reserve methodology from a mean reserve method on certain products. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2006 and 2005, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                           Gross                 Loading                   Net
                                      -------------------------------------------------------------------
   December 31, 2006
   Life and annuity:
     Ordinary first-year business      $  77,441             $     126                 $  77,315
     Ordinary renewal business           413,485                10,187                   403,298
     Group life direct business            3,828                     -                     3,828
     Reinsurance ceded                  (171,071)                    -                  (171,071)
                                      -------------------------------------------------------------------
                                         323,683                10,313                   313,370
   Accident and health                    11,187                     -                    11,187
                                      -------------------------------------------------------------------
                                        $334,870               $10,313                  $324,557
                                      ===================================================================







8. Policy and Contract Attributes (continued)

                                          Gross                 Loading                   Net
                                      ------------------------------------------------------------------
                                      ------------------------------------------------------------------
   December 31, 2005
   Life and annuity:
     Ordinary first-year business     $  77,850              $  1,921                $   75,929
     Ordinary renewal business          414,603                12,497                   402,106
     Group life direct business           2,798                     -                     2,798
     Reinsurance ceded                 (144,277)                    -                  (144,277)
                                      ------------------------------------------------------------------
                                        350,974                14,418                   336,556
   Accident and health                     (700)                    -                      (700)
                                      ------------------------------------------------------------------
                                       $350,274               $14,418                  $335,856
                                      ==================================================================

At December 31, 2006 and 2005, the Company had insurance in force aggregating $273,530,416 and $226,759,726, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $589,996 and $576,146 to cover these deficiencies at December 31, 2006 and 2005, respectively.

At December 31, 2006 and 2005, the Company had variable annuities with minimum guaranteed income benefits as follows:

              Benefit and Type of Risk             Subjected Account Value Amount of Reserve Held   Reinsurance Reserve
                                                                                                          Credit
   Year
   -----------------------------------------------------------------------------------------------------------------------
   2006       Minimum Guaranteed Income Benefit         $1,612,235               $335,827               $208,398
   2005       Minimum Guaranteed Income Benefit         $1,369,031               $317,542               $207,747

For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.


8. Policy and Contract Attributes (continued)

At December 31, 2006 and 2005, the Company had variable annuities with minimum guaranteed death benefits as follows:

                                                     Subjected Account Value                          Reinsurance Reserve
                                                                                                           Credit
   Year       Benefit and Type of Risk                                     Amount of Reserve Held
   ------------------------------------------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------------------------------------------
   2006       Minimum Guaranteed Death Benefit          $11,245,800               $608,816               $350,618
   2005       Minimum Guaranteed Death Benefit          $11,862,061               $597,236               $353,062

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by the Company's divisional actuaries using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2006 and 2005, were $1,274 and $692, respectively. The Company incurred $849 and paid $266 of claim adjustment expenses in the current year, of which $204 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the provision for insured events of prior years.

The Company anticipates investment income as a factor in the premium deficiency calculation.


9. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102/105 percent of the fair market value of the loaned securities as of the transaction date for domestic/international securities, respectively. The counterparty is mandated to deliver additional collateral if the fair market value of the collateral is at any time less than 100% of the fair market value of the loaned securities. This additional collateral, along with the collateral already held in connection with the lending transaction must then be at least equal to 102/105 percent of the fair value of the loaned securities. Except for the notional amount of $64,801 at December 31, 2006, the program requirements restrict the collateral from rehypothecation by any party involved in the transaction and have minimum limitations related to credit worthiness, duration and borrower levels.

The Company participates in securities lending programs pursuant to which it has loaned securities with a value of $686,557 and $969,868 at December 31, 2006 and 2005, respectively. Liabilities are recorded with respect to the cash collateral received in connection with the securities on loan when it is available for the general use of the Company. Liabilities were recorded in the amount of $72,132 and $67,555 at December 31, 2006 and 2005, respectively.

10.      Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company's statutory surplus as of the preceding December 31, or (b) the Company's statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2007, without the prior approval of insurance regulatory authorities, is $286,456.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2006, the Company meets the RBC requirements.

11.      Capital Structure

The Company has 1,103,466 shares of preferred stock issued and outstanding. The par value of the preferred stock is $12.50 per share. Holders of the preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages, and debt securities and these dividends are cumulative in nature. Holders of the shares of preferred stock have no right to cause mandatory or optional redemption of the shares. As of December 31, 2006 and 2005, cumulative unpaid dividends relating to the preferred shares were $0 and $1,741, respectively.

12. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2006, 2005, and 2004, the Company sold $592, $9,029, and $4,271, respectively, of agent balances without recourse to an affiliated entity. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc.
(MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliate company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales. As of July 1, 2006, the Company no longer sells agent debit balances and thus retains such balances as nonadmitted receivables. Receivables in the amount of $17,261 were nonadmitted as of December 31, 2006.

The Company has recorded liabilities of $455,262 and $715,012 for municipal reverse repurchase agreements as of December 31, 2006 and 2005, respectively. The reverse repurchase agreements are collateralized by government agency securities with book values of $499,775 and $752,677 as of December 31, 2006 and 2005, respectively. These securities have maturity dates that range from 2010 to 2029 and have a weighted average interest rate of 8.22%.

12. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities (continued)

At December 31 2006, securities with a book value of $309,458 and a market value of $310,032 were subject to dollar reverse repurchase agreements. There were no dollar reverse repurchase agreements in 2005. The Company has an outstanding liability for borrowed money in the amount of $312,669 due to participation in dollar reverse repurchase agreements at December 31, 2006.

13. Pension Plan and Other Postretirement Benefits

The Company's employees participate in a qualified benefit plan sponsored by AEGON USA, Inc. (AEGON), an affiliate. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards (SFAS) No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $4,142, $3,616, and $3,240 for the years ended December 31, 2006, 2005. and 2004, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $248, $349, and $375 related to these plans for the years ended December 31, 2006, 2005, and 2004, respectively.

14. Related Party Transactions

The Company shares certain offices, employees and general expenses with affiliated companies.

The Company is party to a cost sharing agreement between AEGON USA, Inc. companies, providing for services needed. The Company is also party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company's mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2006, the Company executed an administration service agreement with Transamerica Fund Advisors, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. During 2006, 2005, and 2004, the Company paid $71,245, $62,683, and $70,932, respectively, for these services, which approximates their costs to the affiliates.

The Company received capital contributions of $500,000 from its parent in 2004 in the form of cash.

On December 13, 2006, the Company paid a $54,068 dividend to its preferred shareholder as of that date, Scottish Equitable Finance Limited, an indirect subsidiary of AEGON N.V. On December 8, 2005, the Company paid a $193,048 dividend to its common stockholder, Transamerica Service Company, and a $106,952 dividend to its preferred shareholder, Scottish Equitable Finance Limited.

During 2004, the Company received a dividend of $400,000 from Transamerica Life Insurance and Annuity Company (which was merged into Transamerica Life Insurance Company effective October 1, 2005).

On December 19, 2006, based on approval from the Insurance Division, Department of Commerce, of the State of Iowa, the Company redeemed the surplus note it held with Transamerica Corporation. During 2002, the Company received $200,000 from Transamerica Corporation in exchange for surplus notes. These notes were due 20 years from the date of issuance and were subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. Additional information related to the surplus notes at December 31, 2006 and December 31, 2005 are as follows, respectively:


      December 31, 2006
------------------------------------------------------------------------------------------------------------------------------------

                                                  Original
                                                   Amount        Current                               Total Interest
         Date Issued           Interest Rate      of Notes        Value    Interest Paid Current Year       Paid      Date Redeemed
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

September 30, 2002               6.0%           $200,000                 $0     $11,633                 $47,633    December 19 ,2006


     December 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
                                          Original                                 otal Interest
                             Interest      Amount        Current    Interest Paid T     Paid          Accrued              Date of
        Date Issued            Rate       of Notes        Value      Current Year                     Interest            Maturity
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

September 30, 2002            6.0%        $200,000       $200,000        $12,000      $36,000       $3,000         October 18, 2022


Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate. At December 31, 2006 and 2005, the Company reported a net amount of receivables from affiliates of $73,821 and $78,020, respectively. Terms of settlement require that these amounts be settled within 90 days. As of December 31, 2006, the Company has six short-term notes receivable. There are two each from the following companies: Transamerica Corporation in the amounts of $70,000 and $100,000 which are due on or before June 22, 2007 and December 26, 2007, respectively; AEGON USA, Inc. in the amounts of $37,500 and $7,400 which are due by December 27 and December 29, 2007, respectively; and Monumental Life Insurance Company, in the amounts of $44,800 and $16,200 which are due on or before December 27 and December 29, 2007, respectively. The four short-term notes receivable from AEGON USA, inc. totaling $250,000 outstanding at December 31, 2005 and due on various dates in December 2006 were all repaid in the first quarter of 2006. During 2006, 2005, and 2004 the Company received (paid) net interest of $(5,414), $2,033, and $(1,355), respectively, to affiliates. 15. Commitments and Contingencies

The Company has contingent commitments for $491,486 and $525,696 as of December 31, 2006 and 2005, respectively, to provide additional funding for various joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $29,312 and 32,391, respectively.

At December 31, 2006 and 2005, the Company has mortgage loan commitments of $289,635 and $184,517, respectively.

At December 31, 2006 and 2005, the Company has private placement commitments outstanding of $70,920 and $50,000, respectively.

The net amount of securities being acquired (sold) on a "to be announced" (TBA) basis was $(116,510) and $1,009 as of December 31, 2006 and 2005, respectively.

The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2006, the Company has pledged invested assets with a carrying amount and fair value of $2,300,282 and $2,306,540, respectively, in conjunction with these transactions.

The Company has provided a guarantee for the performance of an affiliated noninsurance entity that was involved in a guaranteed sale of investments in low-income housing tax credit partnerships. These partnerships are majority owned by a noninsurance subsidiary of the Company for which a third party is the primary investor. The balance of the investor's capital account covered by this transaction is $17,640 as of December 31, 2006. The nature of the obligation is to provide the investor with a minimum guaranteed annual and cumulative return on their contributed capital. The Company is not at risk for changes in tax law or the investor's inability to fully utilize tax benefits. Accordingly, the Company believes the likelihood of having to make material payments under the guarantee is remote.

The Company serves as guarantor for an affiliate's guaranties of the principal value of loans made to entities which invest in certain investment funds. As of December 31, 2006, the notional amount of these guarantees is $32,083. The investment funds' assets are restricted based on established investment guidelines and are required, upon a decline in value below a formula based threshold, to either replace the assets with fixed income instruments or sell assets and pay down the loan in order to minimize the guarantor's principal protection liability. There are no expected payments associated with these guarantees.


15. Commitments and Contingencies (continued)

At December 31, 2006, the Company had entered into multiple agreements with notional amounts of $1,012,190 for which it was paid a fee to provide credit enhancements and standby liquidity asset purchase agreements. The Company believes the chance of draws or other performance features being exercised under these agreements is minimal.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $6,175 and $6,158 at December 31, 2006 and 2005, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $260, $(11,023), and $560, for the years ended December 31, 2006, 2005, and 2004, respectively.

In the normal course of business, the Company has obtained letters of credit of $447,806 for the benefit of non affiliated companies that have reinsured business to the Company where the ceding companies' state of domicile does not recognize the Company as an authorized reinsurer.

The Company has also provided a guarantee for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.

The Company is party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

16. Leases

The Company leases office buildings under various noncancelable operating lease agreements. At December 31, 2006, the future minimum aggregate rental commitments are as follows:

        Year ending December 31:
          2007                           $10,484
          2008                           9,167
          2009                           9,877
          2010                           8,729
          2011                           8,528
          Thereafter                    41,013

The Company, both on its own and through its holdings in two LLCs, Transamerica Realty Investment Properties, LLC and Transamerica Pyramid Properties, LLC, own buildings that are rented out to others. Future minimum lease payment receivables under noncancelable leasing arrangements as of December 31, 2006 are as follows:

        Year ending December 31:
          2007                     $25,193
          2008                      23,824
          2009                      19,704
          2010                      17,936
          2011                      16,018
          Thereafter                19,186

17.  Managing General Agents

For the year ended December 31, 2006, the Company had $33,469 of direct premiums written by managing general agents/third party administrators.


18. Reconciliation of Capital and Surplus

The following table reconciles capital and surplus as reported in the Annual Statement filed with the Insurance Division, Department of Commerce, of the State of Iowa to the amounts reported in the accompanying financial statements:

                                                                 December 31, 2005
                                                           -------------------------------
                                                           -------------------------------
                                                             Total Capital and Surplus
                                                           -------------------------------
                                                           -------------------------------
   Amounts reported in the Annual Statement                                    $2,132,653
   Adjustment for affiliated common stock valuation                               478,102
                                                           -------------------------------
                                                           -------------------------------
   Amounts reported herein                                                     $2,610,755
                                                           ===============================

There were no reconciling items at December 31, 2006 for the year then ended.

                                 Statutory-Basis
                          Financial Statement Schedules

                 Transamerica Occidental Life Insurance Company

       Summary of Investments - Other Than Investments in Related Parties
                             (Dollars in Thousands)

                                December 31, 2006

Schedule I
                                                                                                            Amount at Which Shown
                                                                                                                    in the
                                                                                         Market                 Balance Sheet
Type of Investment                                            Cost (1)                    Value
----------------------------------------------------------------------------------------------------------------------------------
Fixed maturities
Bonds:
   United States government and government agencies and
     authorities
                                                           $ 1,566,982                $1,568,549               $  1,566,982
   States, municipalities and political subdivisions           392,539                   405,042                    392,539
   Foreign governments                                         157,411                   174,029                    157,411
   Public utilities                                          1,149,454                 1,197,660                  1,149,454
   All other corporate bonds                                13,222,480                13,506,897                 13,222,480
Preferred stocks                                               718,501                   753,502                    718,501
                                                         -------------------------------------------------------------------------
Total fixed maturities                                      17,207,367                17,605,679                 17,207,367

Equity securities
Common stocks:
   Banks, trust and insurance                                   81,200                    81,200                     81,200
   Industrial, miscellaneous and all other                     140,615                   174,527                    174,527
                                                         -------------------------------------------------------------------------
                                                         -------------------------------------------------------------------------
Total common stocks                                            221,815                   255,727                    255,727

Mortgage loans on real estate                                4,332,562                                            4,332,562
Real estate                                                      8,871                                                8,871
Policy loans                                                   387,465                                              387,465
Other long-term investments                                  1,580,243                                            1,580,243
Cash, cash equivalents and short-term investments
                                                               280,875                                              280,875
                                                         -----------------------                          ------------------------
Total investments                                          $24,019,198                                          $24,053,110
                                                         =======================                          ========================

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.



             Transamerica Occidental Life Insurance Company

                       Supplementary Insurance Information
                             (Dollars in Thousands)

                                December 31, 2006

Schedule III


                                    Future Policy                          Policy and                                 Net
                                    Benefits and         Unearned           Contract            Premium            Investment
                                      Expenses           Premiums          Liabilities          Revenue             Income*
                                 -------------------------------------------------------------------------------------------------
Year ended December 31, 2006
Individual life                  $ 7,687, 646       $         -            $ 214,368          $1,297,849          $  505,298
Individual health                      146,729           33,787               19,541              76,429             11,314
Group life and health                   39,315              822               61,229              47,745              6,708
Annuity                              4,834,728                -                7,253             542,149            853,465
                                 -------------------------------------------------------------------------------------------------
                                 -------------------------------------------------------------------------------------------------
                                   $12,708,418          $34,609             $302,391          $1,964,172         $1,376,785
                                 =================================================================================================
                                 =================================================================================================

Year ended December 31, 2005
Individual life                  $  7,418,637       $         -             $218,906          $1,456,551         $   483,189
Individual health                      124,003           32,135                9,519              47,826              9,419
Group life and health                   31,642              835               83,040              21,577              6,999
Annuity                              4,941,968                -                 (771)            515,152            818,276
                                 -------------------------------------------------------------------------------------------------
                                 -------------------------------------------------------------------------------------------------
                                   $12,516,250          $32,970             $310,694          $2,041,106         $1,317,883
                                 =================================================================================================
                                 =================================================================================================

Year ended December 31, 2004
Individual life                   $  6,690,478       $        -             $247,288         $   704,900        $   595,366
Individual health                       96,031           32,567                5,268              46,951              9,819
Group life and health                   22,386              882               83,773              24,858              8,400
Annuity                              4,973,396                -               15,789             632,158            870,259
                                 -------------------------------------------------------------------------------------------------
                                 -------------------------------------------------------------------------------------------------
                                   $11,782,291          $33,449             $352,118          $1,408,867         $1,483,844
                                 =================================================================================================

             Transamerica Occidental Life Insurance Company

                       Supplementary Insurance Information
                             (Dollars in Thousands)

                                December 31, 2006

Schedule III
                                                        Benefits, Claims
                                                           Losses and
                                  Settlement                 Other
                                   Expenses                Operating          Premiums
                                                           Expenses*           Written
                                -------------------------------------------------------------
Year ended December 31, 2006
Individual life                       $2,258,824           $936,437
Individual health                         53,052             55,324         $113,640
Group life and health                     30,790             27,512           37,488
Annuity                                1,626,099           (528,671)
                                ------------------------------------------
                                ------------------------------------------
                                      $3,968,765           $490,602
                                ==========================================
                                ==========================================

Year ended December 31, 2005
Individual life                       $1,710,877           $934,163
Individual health                         45,465             35,735         $110,930
Group life and health                     32,978              6,889           36,808
Annuity                                1,477,790           (277,973)
                                ------------------------------------------
                                ------------------------------------------
                                      $3,267,110           $698,814
                                ==========================================
                                ==========================================

Year ended December 31, 2004
Individual life                       $1,082,995        $   640,074
Individual health                         41,156             32,043         $119,713
Group life and health                     22,637             19,832           37,847
Annuity                                1,416,355          1,239,561
                                ------------------------------------------
                                ------------------------------------------
                                      $2,563,143         $1,931,510
                                ==========================================

*Allocations of net investment income and other operating expenses are based on a number and assumptions of estimates, and the results would change if different methods were applied.



                 Transamerica Occidental Life Insurance Company

                                   Reinsurance
                             (Dollars in Thousands)

                                December 31, 2006

Schedule IV
                                                                                  Assumed                           Percentage
                                                            Ceded to                From                             of Amount
                                         Gross                Other                Other                  Net         Assumed
                                        Amount              Companies            Companies              Amount        to Net
                                 -------------------------------------------------------------------------------------------------
Year ended December 31, 2006
Life insurance in force             $372,372,922         $622,857,401         $470,257,834          $219,773,355      214%
                                 =================================================================================================
                                 =================================================================================================

Premiums:
   Individual life                 $   1,865,592        $   1,542,594       $      974,851          $  1,297,849       75%
   Individual health                        113, 639          145,878              108,668                76,429      142%
   Group life and health                  37,489               15,460               25,716                47,745       54%
   Annuity                               361,879              246,544              426,814               542,149       79%
                                 -------------------------------------------------------------------------------------------------
                                   $   2,378,599        $   1,950,476        $   1,536,049            $1,964,172       78%
                                 =================================================================================================

Year ended December 31, 2005
Life insurance in force             $378,985,142         $529,840,825         $384,372,793          $233,517,110      165%
                                 =================================================================================================
                                 =================================================================================================

Premiums:
   Individual life                $    2,222,423        $   1,633,313       $      867,441        $    1,456,551       61%
   Individual health                     110,930              108,162               45,058                47,826       94%
   Group life and health                  36,808               19,581                4,350                21,577       20%
   Annuity                               196,047               99,571              418,676               515,152       81%
                                 -------------------------------------------------------------------------------------------------
                                   $   2,566,208        $   1,860,627        $   1,335,525         $   2,041,106       66%
                                 =================================================================================================

Year ended December 31, 2004
Life insurance in force             $363,948,930         $470,453,028         $292,666,513          $186,162,415      157%
                                 =================================================================================================
                                 =================================================================================================

Premiums:
   Individual life                $    2,001,631       $    1,935,924      $       639,193       $       704,900       91%
   Individual health                     119,713               92,849               20,087                46,951       43%
   Group life and health                  37,847               26,445               13,456                24,858       54%
   Annuity                               423,323              175,047              383,882               632,158       61%
                                 -------------------------------------------------------------------------------------------------
                                  $    2,582,514       $    2,230,265       $    1,056,618        $    1,408,867       75%
                                 =================================================================================================




 FINANCIAL STATEMENTS


 Transamerica Occidental Life Insurance Company Separate Account VUL-5 Year Ended December 31, 2006

                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                              Financial Statements

                          Year Ended December 31, 2006




                                    Contents

Report of Independent Registered Public Accounting Firm.......................1

Financial Statements

Statements of Assets and Liabilities..........................................3
Statements of Operations.....................................................15
Statements of Changes in Net Assets - Year ended December 31, 2006...........27
Statements of Changes in Net Assets - Year ended December 31, 2005...........39
Notes to Financial Statements................................................51

             Report of Independent Registered Public Accounting Firm


Contract Owners of Separate Account VUL-5
   of Transamerica Occidental Life Insurance Company
The Board of Directors, Transamerica Occidental Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Separate Account VUL-5 of Transamerica Occidental Life Insurance Company (the Separate Account) comprising, respectively, the AEGON/TA Asset Allocation - Conservative, AEGON/TA Asset Allocation - Growth, AEGON/TA Asset Allocation - Moderate Growth, AEGON/TA Asset Allocation - Moderate, AEGON/TA BlackRock Large Cap Value, AEGON/TA Capital Guardian Global, AEGON/TA Capital Guardian Value, AEGON/TA Clarion Global Real Estate Securities, AEGON/TA Federated Growth & Income, AEGON/TA JP Morgan Mid Cap Value, AEGON/TA Marsico Growth, AEGON/TA PIMCO Total Return, AEGON/TA Templeton Transamerica Global, AEGON/TA Third Avenue Value, AEGON/TA Transamerica Convertible Securities, AEGON/TA Transamerica Equity, AEGON/TA Transamerica Growth Opportunities, AEGON/TA Transamerica Money Market, AEGON/TA Transamerica Science & Technology, AEGON/TA Transamerica U.S. Government Securities, AEGON/TA Van Kampen Mid-Cap Growth, Alger American Income & Growth, AllianceBernstein VP Growth & Income, AllianceBernstein VP Large Cap Growth, Dreyfus Appreciation, Dreyfus Developing Leaders, Dreyfus MidCap Stock, Dreyfus Socially Responsible Growth, Fidelity VIP Contrafund, Fidelity VIP Equity Income, Fidelity VIP Index 500, Franklin Small Cap Value, Franklin Small-Mid Cap Growth, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Emerging Growth, MFS(R) Investors Trust, MFS(R) Research, PIMCO VIT Real Return, PIMCO VIT StocksPLUS Growth & Income, Premier VIT OpCap Managed, Premier VIT OpCap Small Cap, Van Kampen UIF Emerging Markets Equity, Van Kampen UIF Fixed Income, Van Kampen UIF High Yield and Van Kampen UIF International Magnum sub-accounts) as of December 31, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts constituting Separate Account VUL-5 of Transamerica Occidental Life Insurance Company at December 31, 2006, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


April 10, 2007

                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Assets and Liabilities

                                December 31, 2006


                                                                              Sub-accounts
                                    -----------------------------------------------------------------------------------------------
                                    -----------------------------------------------------------------------------------------------
                                        AEGON/TA Asset              AEGON/TA                 AEGON/TA               AEGON/TA
                                          Allocation-                                    Asset Allocation-      Asset Allocation-
                                         Conservative       Asset Allocation- Growth      Moderate Growth           Moderate
                                    -----------------------------------------------------------------------------------------------
                                    -----------------------------------------------------------------------------------------------

Assets
Investments, at fair value            $     140,385          $       3,756,651         $    1,103,898          $      153,779
Dividends receivable                              -                    -                            -                       -
                                    -----------------------------------------------------------------------------------------------
                                    -----------------------------------------------------------------------------------------------
Net assets                            $     140,385          $       3,756,651         $    1,103,898          $      153,779
                                    ===============================================================================================

Accumulation unit value               $       11.75          $           13.49         $       12.98           $        12.35
                                    ===============================================================================================

Accumulation units outstanding            11,944.62                 278,449.29             85,077.03                12,456.09
                                    ===============================================================================================

Investment sub-account information

Number of mutual fund shares              12,165.09                 275,616.37             80,459.05                12,146.87

Net asset value per share             $       11.54          $           13.63         $       13.72           $        12.66

Investments, at cost                  $     145,710          $       3,565,924         $    1,050,833          $      151,430




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2006


                                                                                Sub-accounts
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------
                                          AEGON/TA BlackRock           AEGON/TA               AEGON/TA               AEGON/TA
                                                               Capital Guardian Global    Capital Guardian      Clarion Global Real
                                            Large Cap Value                                     Value            Estate Securities
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------

Assets
Investments, at fair value                $      76,931          $      784,526          $       660,561        $      146,948
Dividends receivable                                  -                       -                        -                     -
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------
Net assets                                $      76,931          $      784,526          $       660,561        $      146,948
                                        ============================================================================================

Accumulation unit value                   $       13.60          $       15.62           $        15.50         $        16.61
                                        ============================================================================================

Accumulation units outstanding                 5,658.68              50,210.30                42,625.75               8,845.60
                                        ============================================================================================

Investment sub-account information

Number of mutual fund shares                   3,698.61              76,688.80                31,085.23               5,988.12

Net asset value per share                 $       20.80          $       10.23           $        21.25         $        24.54

Investments, at cost                      $      72,559          $      867,596          $       591,103        $      129,096




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2006


                                                                             Sub-accounts
                                     ----------------------------------------------------------------------------------------------
                                     ----------------------------------------------------------------------------------------------
                                            AEGON/TA                AEGON/TA               AEGON/TA               AEGON/TA
                                     Federated Growth &
                                             Income         JP Morgan Mid Cap Value     Marsico Growth       PIMCO Total Return
                                     ----------------------------------------------------------------------------------------------
                                     ----------------------------------------------------------------------------------------------

Assets
Investments, at fair value             $     835,027          $       34,598          $       54,728         $      361,079
Dividends receivable                               -                       -                       -                      -
                                     ----------------------------------------------------------------------------------------------
                                     ----------------------------------------------------------------------------------------------
Net assets                             $     835,027          $       34,598          $       54,728         $      361,079
                                     ==============================================================================================

Accumulation unit value                $       13.91          $       12.97           $       11.97          $       11.30
                                     ==============================================================================================

Accumulation units outstanding             60,043.32               2,668.46                4,571.94              31,962.77
                                     ==============================================================================================

Investment sub-account information

Number of mutual fund shares               54,222.54               2,084.23                5,030.18              32,885.12

Net asset value per share              $       15.40          $       16.60           $       10.88          $       10.98

Investments, at cost                   $     916,334          $       32,251          $       51,650         $      361,024




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2006


                                                                                Sub-accounts
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------
                                               AEGON/TA               AEGON/TA                AEGON/TA               AEGON/TA
                                        Templeton Transamerica                              Transamerica
                                                Global           Third Avenue Value    Convertible Securities   Transamerica Equity
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------

Assets
Investments, at fair value                $      27,734          $     134,042          $         137           $   4,561,145
Dividends receivable                                  -                      -                      -                       -
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------
Net assets                                $      27,734          $     134,042          $         137           $   4,561,145
                                        ============================================================================================

Accumulation unit value                   $       13.22          $       14.05          $       12.52           $       12.99
                                        ============================================================================================

Accumulation units outstanding                 2,097.91               9,542.09                  10.96              351,221.75
                                        ============================================================================================

Investment sub-account information

Number of mutual fund shares                   1,257.76               5,090.86                  11.42              175,766.66

Net asset value per share                 $       22.05          $       26.33          $       12.02           $       25.95

Investments, at cost                      $      23,240          $     126,698          $         134           $   3,349,644




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2006


                                                                                  Sub-accounts
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------
                                                AEGON/TA                AEGON/TA         AEGON/TA Transamerica          AEGON/TA
                                                                                                                   Transamerica U.S.
                                          Transamerica Growth      Transamerica Money                                  Government
                                             Opportunities               Market           Science & Technology         Securities
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------

Assets
Investments, at fair value                $      53,661           $   3,228,235           $       6,663           $       13,630
Dividends receivable                                  -                       -                       -                        -
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------
Net assets                                $      53,661           $   3,228,235           $       6,663           $       13,630
                                        ============================================================================================

Accumulation unit value                   $       13.35           $        1.12           $       11.78           $        10.43
                                        ============================================================================================

Accumulation units outstanding                 4,019.85            2,893,407.09                  565.81                 1,306.64
                                        ============================================================================================

Investment sub-account information

Number of mutual fund shares                   3,355.90            3,228,235.33                1,653.24                 1,149.23

Net asset value per share                 $       15.99           $        1.00           $        4.03           $        11.86

Investments, at cost                      $      52,963           $   3,228,235           $       6,689           $       13,753




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2006


                                                                                Sub-accounts
                                  --------------------------------------------------------------------------------------------------
                                  --------------------------------------------------------------------------------------------------
                                            AEGON/TA                  Alger              AllianceBernstein         AllianceBernstein
                                                                     American
                                                                     Income &                VP Growth                   VP Large
                                   Van Kampen Mid-Cap Growth          Growth                 & Income                   Cap Growth
                                  --------------------------------------------------------------------------------------------------
                                  --------------------------------------------------------------------------------------------------

Assets
Investments, at fair value          $         695,151           $   1,104,358         $       2,173,243          $         475,800
Dividends receivable                                -                       -                         -                          -
                                  --------------------------------------------------------------------------------------------------
                                  --------------------------------------------------------------------------------------------------
Net assets                          $         695,151           $   1,104,358         $       2,173,243          $         475,800
                                  ==================================================================================================

Accumulation unit value             $            8.72           $        9.87         $           12.89          $            8.98
                                  ==================================================================================================

Accumulation units outstanding              79,739.27              111,896.05                168,608.08                  52,983.57
                                  ==================================================================================================

Investment sub-account information

Number of mutual fund shares                32,976.80               99,581.44                 80,699.68                  18,043.23

Net asset value per share           $           21.08           $       11.09         $           26.93          $           26.37

Investments, at cost                $         528,509           $     875,796         $       1,677,868          $         379,887




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2006


                                                                             Sub-accounts
                                     ----------------------------------------------------------------------------------------------
                                     ----------------------------------------------------------------------------------------------
                                             Dreyfus                Dreyfus                 Dreyfus                Dreyfus
                                                                                                                  Socially
                                                                   Developing               MidCap               Responsible
                                          Appreciation              Leaders                  Stock                  Growth
                                     ----------------------------------------------------------------------------------------------
                                     ----------------------------------------------------------------------------------------------

Assets
Investments, at fair value             $   1,171,567          $   1,275,903           $   2,017,450          $      225,998
Dividends receivable                               -                      -                       -                       -
                                     ----------------------------------------------------------------------------------------------
                                     ----------------------------------------------------------------------------------------------
Net assets                             $   1,171,567          $   1,275,903           $   2,017,450          $      225,998
                                     ==============================================================================================

Accumulation unit value                $       11.81          $       12.50           $       14.88          $         8.92
                                     ==============================================================================================

Accumulation units outstanding             99,208.78             102,105.49              135,562.93               25,338.01
                                     ==============================================================================================

Investment sub-account information

Number of mutual fund shares               27,533.90              30,356.95                  116,012               7,943.69

Net asset value per share              $       42.55          $       42.03           $       17.39          $        28.45

Investments, at cost                 $ 937,850                $   1,124,952           $   1,877,921          $      190,814




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2006


                                                                                Sub-accounts
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------
                                             Fidelity VIP            Fidelity VIP           Fidelity VIP             Franklin
                                                                        Equity                                       Small Cap
                                              Contrafund                Income                Index 500                Value
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------

Assets
Investments, at fair value                $   2,015,365          $   1,401,854           $     908,855          $      842,129
Dividends receivable                                  -                      -                       -                       -
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------
Net assets                                $   2,015,365          $   1,401,854           $     908,855          $      842,129
                                        ============================================================================================

Accumulation unit value                   $       16.66          $       15.11           $       13.91          $        16.45
                                        ============================================================================================

Accumulation units outstanding               120,962.18              92,748.30               65,325.63               51,185.94
                                        ============================================================================================

Investment sub-account information

Number of mutual fund shares                  64,781.89              54,188.39                5,684.25               44,817.91

Net asset value per share                 $       31.11          $       25.87           $      159.89          $        18.79

Investments, at cost                      $   1,809,258          $   1,283,607           $     749,637          $      707,910





                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2006


                                                                                Sub-accounts
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------
                                               Franklin                 Janus                Janus Aspen               MFS(R)
                                                                                               Series
                                                                     Aspen Series             Worldwide              Emerging
                                         Small-Mid Cap Growth          Balanced                Growth                 Growth
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------

Assets
Investments, at fair value                $     934,416          $   1,150,089           $   1,052,228          $      418,464
Dividends receivable                                  -                      -                       -                       -
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------
Net assets                                $     934,416          $   1,150,089           $   1,052,228          $      418,464
                                        ============================================================================================

Accumulation unit value                   $       11.48          $       13.04           $        9.95          $         9.33
                                        ============================================================================================

Accumulation units outstanding                81,430.52              88,193.20              105,720.79               44,858.41
                                        ============================================================================================

Investment sub-account information

Number of mutual fund shares                  42,223.97              39,892.10               32,667.75               20,274.41

Net asset value per share                 $       22.13          $       28.83           $       32.21          $        20.64

Investments, at cost                      $     711,190          $     964,575           $     812,845          $      314,751





                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2006


                                                                                Sub-accounts
                                       ---------------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------------
                                                MFS(R)                    MFS(R)                 PIMCO VIT               PIMCO VIT
                                                                                                                     StocksPLUS
                                              Investors                                                               Growth &
                                                Trust                 Research              Real Return                Income
                                       ---------------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------------

Assets
Investments, at fair value               $     509,455          $     307,656           $      31,429           $      631,290
Dividends receivable                                 -                      -                       -                        -
                                       ---------------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------------
Net assets                               $     509,455          $     307,656           $      31,429           $      631,290
                                       =============================================================================================

Accumulation unit value                  $       11.48          $       10.93           $       10.08           $        12.47
                                       =============================================================================================

Accumulation units outstanding               44,381.91              28,153.98                3,117.05                50,614.95
                                       =============================================================================================

Investment sub-account information

Number of mutual fund shares                 23,488.01              17,054.11                2,634.45                56,617.96

Net asset value per share                $       21.69          $       18.04           $       11.93           $        11.15

Investments, at cost                     $     369,685          $     229,294           $      33,294           $      542,811





                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2006


                                                                               Sub-accounts
                                       ---------------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------------
                                             Premier VIT            Premier VIT            Van Kampen             Van Kampen
                                                                                          UIF Emerging
                                                OpCap               OpCap Small              Markets                 UIF
                                               Managed                  Cap                  Equity              Fixed Income
                                       ---------------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------------

Assets
Investments, at fair value               $     754,115          $   1,233,910           $     643,037        $    1,588,277
Dividends receivable                                 -                      -                       -                     -
                                       ---------------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------------
Net assets                               $     754,115          $   1,233,910           $     643,037        $    1,588,277
                                       =============================================================================================

Accumulation unit value                  $       11.93          $       17.34           $       29.24        $        13.18
                                       =============================================================================================

Accumulation units outstanding               63,232.67              71,167.47               21,990.74            120,521.49
                                       =============================================================================================

Investment sub-account information

Number of mutual fund shares                 18,180.20              33,584.92               32,908.75             139,322.55

Net asset value per share                $       41.48          $       36.74           $       19.54        $        11.40

Investments, at cost                     $     692,906          $   1,045,555           $     402,678        $    1,581,678





                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2006


                                                              Sub-accounts
                                             -----------------------------------------------
                                                   Van Kampen              Van Kampen
                                                                              UIF
                                                       UIF               International
                                                   High Yield                Magnum
                                             ------------------------------------------------
                                             ------------------------------------------------

Assets
Investments, at fair value                     $     603,573          $     800,007
Dividends receivable                                       -                      -
                                             ------------------------------------------------
                                             ------------------------------------------------
Net assets                                     $     603,573          $     800,007
                                             ================================================
                                             ================================================

Accumulation unit value                        $       13.06          $       14.71
                                             ================================================

Accumulation units outstanding                     46,204.77              54,396.21
                                             ================================================

Investment sub-account information

Number of mutual fund shares                       44,511.26              56,101.44

Net asset value per share                      $       13.56          $       14.26

Investments, at cost                           $     307,156          $     588,505

See accompanying notes.




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                            Statements of Operations

                          Year Ended December 31, 2006


                                                                                    Sub-accounts
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------
                                                AEGON/TA             AEGON/TA                  AEGON/TA                AEGON/TA
                                                  Asset                                         Asset
                                              Allocation -             Asset            Allocation - Moderate           Asset
                                              Conservative      Allocation - Growth             Growth         Allocation - Moderate
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Investment income
   Dividends - ordinary                    $        3,850     $         25,072           $        12,441         $        3,420
   Dividends - capital gain distributions           5,428              190,898                    32,131                  5,961
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------
                                                    9,278              215,970                    44,572                  9,381

Expenses
   Mortality and expense risk charge                 (292)              (6,004)                   (1,295)                  (274)
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Net investment income                               8,986              209,966                    43,277                  9,107

Net realized and unrealized gain
   on investments
     Realized gain on investments                      19                4,718                     2,368                    486
     Unrealized appreciation investments            1,139              137,940                    50,359                  1,090
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Net gain on investments                             1,158              142,658                    52,727                  1,576
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Net increase in net assets resulting from
   operations                              $       10,144     $        352,624           $        96,004         $       10,683
                                         ===========================================================================================




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2006


                                                                                 Sub-accounts
                                           -----------------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------------
                                           AEGON/TA BlackRock           AEGON/TA               AEGON/TA               AEGON/TA
                                                                 apital Guardian Global    Capital Guardian      Clarion Global Real
                                             Large Cap Value    C                                Value            Estate Securities
                                           -----------------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------------

Investment income
   Dividends - ordinary                    $          189         $       17,568          $        9,067         $          726
   Dividends - capital gain distributions           1,674                226,270                  56,927                  5,907
                                           -----------------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------------
                                                    1,863                243,838                  65,994                  6,633

Expenses
   Mortality and expense risk charge                 (106)                (1,740)                 (1,514)                  (150)
                                           -----------------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------------

Net investment income                               1,757                242,098                  64,480                  6,483

Net realized and unrealized gain (loss)
   on investments
     Realized gain on investments                   1,147                 23,276                  35,462                    486
     Unrealized appreciation (depreciation)
       of investments                               3,897               (173,053)                 (8,359)                17,659
                                           -----------------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------------

Net gain (loss) on investments                      5,044               (149,777)                 27,103                 18,145
                                           -----------------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------------

Net increase in net assets resulting from
   operations                              $        6,801         $       92,321          $       91,583         $       24,628
                                           =========================================================================================




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2006


                                                                                 Sub-accounts
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------
                                                AEGON/TA                AEGON/TA               AEGON/TA               AEGON/TA
                                          Federated Growth &
                                                 Income         JP Morgan Mid Cap Value     Marsico Growth       PIMCO Total Return
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

Investment income
   Dividends - ordinary                    $       13,683         $          276          $           49         $       10,109
   Dividends - capital gain distributions          63,866                  3,237                       -                      -
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------
                                                   77,549                  3,513                      49                 10,109

Expenses
   Mortality and expense risk charge               (2,152)                   (82)                    (82)                  (741)
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

Net investment income (loss)                       75,397                  3,431                     (33)                 9,368

Net realized and unrealized gain (loss)
   on investments
     Realized gain (loss) on investments           15,007                    100                     151                   (194)
     Unrealized appreciation (depreciation
       of investments                             (67,781)                 1,652                   2,637                  2,982
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

Net gain (loss) on investments                    (52,774)                 1,752                   2,788                  2,788
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

Net increase in net assets resulting from
   operations                              $       22,623         $        5,183          $        2,755         $       12,156
                                          ==========================================================================================




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2006


                                                                                   Sub-accounts
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------
                                                 AEGON/TA                AEGON/TA             AEGON/TA                AEGON/TA
                                          Templeton Transamerica    Third Avenue Value      Transamerica
                                                  Global                               Convertible Securities   Transamerica Equity
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

Investment income
   Dividends - ordinary                     $          337         $          812        $            2         $            -
   Dividends - capital gain distributions                -                  5,485                     1                      -
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------
                                                       337                  6,297                     3                      -

Expenses
   Mortality and expense risk charge                   (55)                  (220)                    -                (10,774)
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

Net investment income (loss)                           282                  6,077                     3                (10,774)

Net realized and unrealized gain (loss)
   on investments
     Realized gain (loss) on investments               291                    604                    (1)               423,654
     Unrealized appreciation (depreciation)
       of investments                                3,861                  5,724                     3                (52,134)
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

Net gain on investments                              4,152                  6,328                     2                371,520
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

Net increase in net assets resulting from
   operations                               $        4,434         $       12,405        $            5         $      360,746
                                          ==========================================================================================




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2006


                                                                                   Sub-accounts
                                             ---------------------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------------------
                                                  AEGON/TA                AEGON/TA         AEGON/TA Transamerica        AEGON/TA
                                                                                                                   Transamerica U.S.
                                             Transamerica Growth     Transamerica Money                                Government
                                                Opportunities              Market          Science & Technology        Securities
                                             ---------------------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------------------

Investment income
   Dividends - ordinary                      $           63         $      154,356          $            -         $          463
   Dividends - capital gain distributions               712                      -                     483                     17
                                             ---------------------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------------------
                                                        775                154,356                     483                    480

Expenses
   Mortality and expense risk charge                    (58)                (8,343)                    (15)                   (27)
                                             ---------------------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------------------

Net investment income                                   717                146,013                     468                    453

Net realized and unrealized gain (loss)
   on investments
     Realized gain (loss) on investments                 17                      -                      40                    (56)
     Unrealized appreciation (depreciation)
       of investments                                   711                      -                    (461)                   (27)
                                             ---------------------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------------------

Net gain (loss) on investments                          728                      -                    (421)                   (83)
                                             ---------------------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------------------

Net increase in net assets
   resulting from operations                 $        1,445         $      146,013          $           47         $          370
                                             =======================================================================================




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2006


                                                                                       Sub-accounts
                                              --------------------------------------------------------------------------------------
                                              --------------------------------------------------------------------------------------
                                                   AEGON/TA                 Alger         AllianceBernstein      AllianceBernstein
                                                                           American
                                              Van Kampen Mid-Cap           Income &           VP Growth                  VP
                                                    Growth                  Growth             & Income           Large Cap Growth
                                              --------------------------------------------------------------------------------------
                                              --------------------------------------------------------------------------------------

Investment income
   Dividends - ordinary                       $            -         $       12,295     $         22,803       $             -
   Dividends - capital gain distributions                  -                      -              102,386                     -
                                              --------------------------------------------------------------------------------------
                                              --------------------------------------------------------------------------------------
                                                           -                 12,295              125,189                     -

Expenses
   Mortality and expense risk charge                  (1,584)                (2,447)              (4,897)               (1,093)
                                              --------------------------------------------------------------------------------------
                                              --------------------------------------------------------------------------------------

Net investment income (loss)                          (1,584)                 9,848              120,292                (1,093)

Net realized and unrealized gain (loss)
   on investments
     Realized gain (loss) on investments               8,908                 (1,536)              23,572                 2,968
     Unrealized appreciation (depreciation)
        of investments                                52,282                 83,222              164,286                (3,137)
                                              --------------------------------------------------------------------------------------
                                              --------------------------------------------------------------------------------------

Net gain (loss) on investments                        61,190                 81,686              187,858                  (169)
                                              --------------------------------------------------------------------------------------
                                              --------------------------------------------------------------------------------------

Net increase (decrease) in net assets resultin
   from operations                            $       59,606         $       91,534     $        308,150       $        (1,262)
                                              ======================================================================================




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2006


                                                                                     Sub-accounts
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
                                                     Dreyfus                Dreyfus                 Dreyfus                Dreyfus
                                                                                                                          Socially
                                                                           Developing               MidCap               Responsible
                                                  Appreciation              Leaders                  Stock                  Growth
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------

Investment income
   Dividends - ordinary                        $       15,643         $        4,591          $        7,438         $          212
   Dividends - capital gain distributions                   -                 94,938                 317,131                      -
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
                                                       15,643                 99,529                 324,569                    212

Expenses
   Mortality and expense risk charge                   (2,627)                (2,939)                 (4,846)                  (509)
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------

Net investment income (loss)                           13,016                 96,590                 319,723                   (297)

Net realized and unrealized gain (loss)
   on investments
     Realized gain on investments                       6,874                 68,661                  79,002                  8,055
     Unrealized appreciation (depreciation)
       of investments                                 143,223               (121,416)               (255,476)                10,729
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------

Net gain (loss) on investments                        150,097                (52,755)               (176,474)                18,784
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------

Net increase in net assets resulting from
   operations                                  $      163,113         $       43,835          $      143,249         $       18,487
                                               =====================================================================================





                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2006


                                                                                     Sub-accounts
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
                                                  Fidelity VIP            Fidelity VIP           Fidelity VIP             Franklin
                                                                             Equity                                       Small Cap
                                                   Contrafund                Income                Index 500                Value
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------

Investment income
   Dividends - ordinary                        $       16,293         $       30,745          $       10,827         $        4,615
   Dividends - capital gain distributions             154,622                132,471                       -                 25,824
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
                                                      170,915                163,216                  10,827                 30,439

Expenses
   Mortality and expense risk charge                   (4,257)                (2,954)                 (1,906)                (1,839)
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------

Net investment income                                 166,658                160,262                   8,921                 28,600

Net realized and unrealized gain (loss)
   on investments
     Realized gain on investments                      26,936                 18,961                  15,514                 68,731
     Unrealized appreciation (depreciation)
       of investments                                 (10,350)                35,554                  87,301                 18,683
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------

Net gain on investments                                16,586                 54,515                 102,815                 87,414
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------

Net increase in net assets resulting from
   operations                                  $      183,244         $      214,777          $      111,736         $      116,014
                                               =====================================================================================





                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2006


                                                                                       Sub-accounts
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
                                                      Franklin                 Janus                Janus Aspen           MFS(R)
                                                                                                      Series
                                                                            Aspen Series             Worldwide          Emerging
                                                Small-Mid Cap Growth          Balanced                Growth             Growth
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------

Investment income
   Dividends - ordinary                          $            -         $       20,820          $       15,278     $            -
   Dividends - capital gain distributions                     -                      -                       -                  -
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
                                                              -                 20,820                  15,278                  -

Expenses
   Mortality and expense risk charge                     (2,147)                (2,589)                 (2,272)              (969)
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------

Net investment income (loss)                             (2,147)                18,231                  13,006               (969)

Net realized and unrealized gain
   on investments
     Realized gain on investments                        23,453                 18,318                  17,453             13,512
     Unrealized appreciation of investments              49,519                 65,475                 125,682             15,084
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------

Net gain on investments                                  72,972                 83,793                 143,135             28,596
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------

Net increase in net assets resulting from
   operations                                    $       70,825         $      102,024          $      156,141     $       27,627
                                               =====================================================================================





                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2006


                                                                                   Sub-accounts
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------
                                                   MFS(R)                    MFS(R)                 PIMCO VIT           PIMCO VIT
                                                                                                                        StocksPLUS
                                                 Investors                                                               Growth &
                                                   Trust                 Research              Real Return                Income
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------

Investment income
   Dividends - ordinary                     $        2,253         $        1,580          $        1,132          $       29,543
   Dividends - capital gain distributions                -                      -                     831                       -
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------
                                                     2,253                  1,580                   1,963                  29,543

Expenses
   Mortality and expense risk charge                (1,169)                  (739)                    (63)                 (1,456)
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------

Net investment income                                1,084                    841                   1,900                  28,087

Net realized and unrealized gain (loss)
   on investments
     Realized gain (loss) on investments             6,527                  4,292                     (46)                 40,624
     Unrealized appreciation (depreciation)
       of investments                               50,472                 21,127                  (1,668)                 12,607
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------

Net gain (loss) on investments                      56,999                 25,419                  (1,714)                 53,231
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------

Net increase in net assets resulting from
   operations                               $       58,083         $       26,260          $          186          $       81,318
                                            ========================================================================================





                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2006


                                                                                   Sub-accounts
                                             ---------------------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------------------
                                                 Premier VIT            Premier VIT             Van Kampen             Van Kampen
                                                                                               UIF Emerging
                                                    OpCap               OpCap Small               Markets                  UIF
                                                   Managed                  Cap                   Equity              Fixed Income
                                             ---------------------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------------------

Investment income
   Dividends - ordinary                      $       11,408         $            -          $        4,027         $       63,962
   Dividends - capital gain distributions            70,522                 59,967                  12,367                  8,499
                                             ---------------------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------------------
                                                     81,930                 59,967                  16,394                 72,461

Expenses
   Mortality and expense risk charge                 (1,721)                (2,760)                 (1,297)                (3,876)
                                             ---------------------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------------------

Net investment income                                80,209                 57,207                  15,097                 68,585

Net realized and unrealized gain (loss)
   on investments
     Realized gain (loss) on investments                733                 76,175                  20,383                 (2,025)
     Unrealized appreciation (depreciation)
       of investments                               (17,544)               104,245                 132,088                (11,256)
                                             ---------------------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------------------

Net gain (loss) on investments                      (16,811)               180,420                 152,471                (13,281)
                                             ---------------------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------------------

Net increase in net assets
   resulting from operations                 $       63,398         $      237,627          $      167,568         $       55,304
                                             =======================================================================================





                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2006


                                                                      Sub-accounts
                                                       ----------------------------------------------
                                                           Van Kampen              Van Kampen
                                                                                      UIF
                                                               UIF               International
                                                           High Yield                Magnum
                                                       ----------------------------------------------
                                                       ----------------------------------------------

Investment income
   Dividends - ordinary                                $       44,650         $          644
   Dividends - capital gain distributions                           -                 51,652
                                                       ----------------------------------------------
                                                       ----------------------------------------------
                                                               44,650                 52,296

Expenses
   Mortality and expense risk charge                           (1,322)                (1,679)
                                                       ----------------------------------------------
                                                       ----------------------------------------------

Net investment income                                          43,328                 50,617

Net realized and unrealized gain (loss)
   on investments
     Realized gain (loss) on investments                     (291,338)                10,795
     Unrealized appreciation of investments                   291,266                 90,039
                                                       ----------------------------------------------
                                                       ----------------------------------------------

Net gain (loss) on investments                                    (72)               100,834
                                                       ----------------------------------------------
                                                       ----------------------------------------------

Net increase in net assets resulting from
   operations                                          $       43,256         $      151,451
                                                       ==============================================

See accompanying notes.




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                       Statements of Changes in Net Assets

                          Year Ended December 31, 2006


                                                                                 Sub-accounts
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------
                                             AEGON/TA                AEGON/TA                   AEGON/TA                 AEGON/TA
                                               Asset                                              Asset                     Asset
                                           Allocation -                Asset           Allocation - Moderate Growth      Allocation
                                           Conservative         Allocation - Growth                                       Moderate
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------

Operations
Net investment income                   $        8,986         $      209,966           $         43,277            $        9,107
Realized gain on investments                        19                  4,718                      2,368                       486
Unrealized appreciation of investments           1,139                137,940                     50,359                     1,090
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                   10,144                352,624                     96,004                    10,683

Contract transactions
Deposits                                         2,044                982,040                    455,105                    45,373
Withdrawals                                       (367)               (68,829)                   (51,519)                  (11,032)
Transfers between sub-accounts                  28,855              1,363,195                    533,844                    73,539
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------

Net increase in net assets from
   contract transactions                        30,532              2,276,406                    937,430                   107,880
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------

Increase in net assets                          40,676              2,629,030                  1,033,434                   118,563

Net assets at beginning of year                 99,709              1,127,621                     70,464                    35,216
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------

Net assets at end of year               $      140,385         $    3,756,651           $      1,103,898            $      153,779
                                        ============================================================================================




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2006


                                                                                Sub-accounts
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------
                                          AEGON/TA BlackRock          AEGON/TA                AEGON/TA               AEGON/TA
                                                                apital Guardian Global    Capital Guardian      Clarion Global Real
                                            Large Cap Value    C                               Value             Estate Securities
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

Operations
Net investment income                     $        1,757         $      242,098        $         64,480         $        6,483
Realized gain on investments                       1,147                 23,276                  35,462                    486
Unrealized appreciation (depreciation)
   of investments                                  3,897               (173,053)                 (8,359)                17,659
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                      6,801                 92,321                  91,583                 24,628

Contract transactions
Deposits                                          27,808                132,799                 101,677                 22,888
Withdrawals                                       (5,306)               (53,585)                (47,592)                (5,694)
Transfers between sub-accounts                    24,163                  8,925                 (24,847)                94,249
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

Net increase in net assets from
   contract transactions                          46,665                 88,139                  29,238                111,443
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

Increase in net assets                            53,466                180,460                 120,821                136,071

Net assets at beginning of year                   23,465                604,066                 539,740                 10,877
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

Net assets at end of year                 $       76,931         $      784,526         $       660,561         $      146,948
                                          ==========================================================================================




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2006


                                                                                    Sub-accounts
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------
                                                   AEGON/TA               AEGON/TA                AEGON/TA               AEGON/TA
                                            Federated Growth &
                                                    Income         JP Morgan Mid Cap Value     Marsico Growth     PIMCO Total Return
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------

Operations
Net investment income (loss)                  $       75,397         $        3,431         $          (33)         $       9,368
Realized gain (loss) on investments                   15,007                    100                    151                   (194)
Unrealized appreciation (depreciation)
   of investments                                    (67,781)                 1,652                  2,637                  2,982
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                         22,623                  5,183                  2,755                 12,156

Contract transactions
Deposits                                             145,687                      -                 24,571                102,151
Withdrawals                                          (69,922)                (2,518)                (3,582)               (28,356)
Transfers between sub-accounts                      (174,033)                   (50)                12,068                 21,040
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------

Net increase (decrease) in net assets from
   contract transactions                             (98,268)                (2,568)                33,057                 94,835
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------

Increase (decrease) in net assets                    (75,645)                 2,615                 35,812                106,991

Net assets at beginning of year                      910,672                 31,983                 18,916                254,088
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------

Net assets at end of year                     $      835,027         $       34,598       $ 54,728                  $     361,079
                                            ========================================================================================




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2006


                                                                                                 Sub-accounts
                                                     -------------------------------------------------------------------------------
                                                     -------------------------------------------------------------------------------
                                                            AEGON/TA             AEGON/TA             AEGON/TA            AEGON/TA
                                                     Templeton Transamerica                         Transamerica        Transamerica
                                                             Global         Third Avenue Value Convertible Securities      Equity
                                                     -------------------------------------------------------------------------------
                                                     -------------------------------------------------------------------------------

Operations
Net investment income (loss)                           $          282       $        6,077      $            3       $      (10,774)
Realized gain (loss) on investments                               291                  604                  (1)             423,654
Unrealized appreciation (depreciation) of investments           3,861                5,724                   3              (52,134)
                                                     -------------------------------------------------------------------------------
                                                     -------------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                                   4,434               12,405                   5              360,746

Contract transactions
Deposits                                                        8,209               40,792                  63              851,004
Withdrawals                                                    (2,871)              (9,835)                (32)            (405,661)
Transfers between sub-accounts                                  1,145               44,982                 101             (476,528)
                                                     -------------------------------------------------------------------------------
                                                     -------------------------------------------------------------------------------

Net increase (decrease) in net assets from
   contract transactions                                        6,483               75,939                 132              (31,185)
                                                     -------------------------------------------------------------------------------
                                                     -------------------------------------------------------------------------------

Increase in net assets                                         10,917               88,344                 137              329,561

Net assets at beginning of year                                16,817               45,698                   -            4,231,584
                                                     -------------------------------------------------------------------------------
                                                     -------------------------------------------------------------------------------

Net assets at end of year                              $       27,734       $      134,042       $          137      $    4,561,145
                                                     ===============================================================================




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2006


                                                                                            Sub-accounts
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
                                                           AEGON/TA               AEGON/TA     AEGON/TA Transamerica      AEGON/TA
                                                                                                                    ransamerica U.S.
                                                      Transamerica Growth    Transamerica Money                          Government
                                                         Opportunities             Market       Science & Technology     Securities
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------

Operations
Net investment income                                 $          717         $      146,013     $          468       $          453
Realized gain (loss) on investments                               17                      -                 40                  (56)
Unrealized appreciation (depreciation) of investments            711                      -               (461)                 (27)
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------

Increase in net assets resulting
   from operations                                             1,445                146,013                 47                  370

Contract transactions
Deposits                                                      13,905              2,088,120              1,262                1,398
Withdrawals                                                   (3,346)              (955,849)              (185)                (607)
Transfers between sub-accounts                                37,932             (1,533,691)                97               10,200
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------

Net increase (decrease) in net assets from
   contract transactions                                      48,491               (401,420)             1,174               10,991
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------

Increase (decrease) in net assets                             49,936               (255,407)             1,221               11,361

Net assets at beginning of year                                3,725              3,483,642              5,442                2,269
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------

Net assets at end of year                             $       53,661         $    3,228,235     $        6,663       $       13,630
                                                      ==============================================================================




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2006


                                                                                       Sub-accounts
                                              --------------------------------------------------------------------------------------
                                              --------------------------------------------------------------------------------------
                                                   AEGON/TA                 Alger              AllianceBernstein   AllianceBernstein
                                                                          American
                                              Van Kampen Mid-Cap          Income &                 VP Growth               VP
                                                    Growth                 Growth                  & Income         Large Cap Growth
                                              --------------------------------------------------------------------------------------
                                              --------------------------------------------------------------------------------------

Operations
Net investment income (loss)                  $       (1,584)        $        9,848         $        120,292     $       (1,093)
Realized gain (loss) on investments                    8,908                 (1,536)                  23,572              2,968
Unrealized appreciation (depreciation)
    of investments                                    52,282                 83,222                  164,286             (3,137)
                                              --------------------------------------------------------------------------------------
                                              --------------------------------------------------------------------------------------

Increase (decrease) in net assets resulting
   from operations                                    59,606                 91,534                  308,150             (1,262)

Contract transactions
Deposits                                             105,549                163,514                  259,441             82,885
Withdrawals                                          (50,206)              (101,866)                (168,808)           (40,761)
Transfers between sub-accounts                           710                (17,631)                (144,284)            (3,144)
                                              --------------------------------------------------------------------------------------
                                              --------------------------------------------------------------------------------------

Net increase (decrease) in net assets from
   contract transactions                              56,053                 44,017                  (53,651)            38,980
                                              --------------------------------------------------------------------------------------
                                              --------------------------------------------------------------------------------------

Increase in net assets                               115,659                135,551                  254,499             37,718

Net assets at beginning of year                      579,492                968,807                1,918,744            438,082
                                              --------------------------------------------------------------------------------------
                                              --------------------------------------------------------------------------------------

Net assets at end of year                     $      695,151         $    1,104,358         $      2,173,243     $      475,800
                                              ======================================================================================




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2006


                                                                                                Sub-accounts
                                                         ---------------------------------------------------------------------------
                                                         ---------------------------------------------------------------------------
                                                                Dreyfus                Dreyfus           Dreyfus           Dreyfus
                                                                                                                          Socially
                                                                                     Developing           MidCap         Responsible
                                                             Appreciation              Leaders            Stock             Growth
                                                         ---------------------------------------------------------------------------
                                                         ---------------------------------------------------------------------------

Operations
Net investment income (loss)                              $       13,016         $       96,590    $      319,723    $         (297)
Realized gain on investments                                       6,874                 68,661            79,002             8,055
Unrealized appreciation (depreciation) of investments            143,223               (121,416)         (255,476)           10,729
                                                         ---------------------------------------------------------------------------
                                                         ---------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                                    163,113                 43,835           143,249            18,487

Contract transactions
Deposits                                                         139,680                242,030           238,557            53,298
Withdrawals                                                      (91,589)              (120,189)         (137,847)          (18,928)
Transfers between sub-accounts                                   (40,157)               (27,071)         (139,554)          (11,832)
                                                         ---------------------------------------------------------------------------
                                                         ---------------------------------------------------------------------------

Net increase (decrease) in net assets from
   contract transactions                                           7,934                 94,770           (38,844)           22,538
                                                         ---------------------------------------------------------------------------
                                                         ---------------------------------------------------------------------------

Increase in net assets                                           171,047                138,605           104,405            41,025

Net assets at beginning of year                                1,000,520              1,137,298         1,913,045           184,973
                                                         ---------------------------------------------------------------------------
                                                         ---------------------------------------------------------------------------

Net assets at end of year                                 $    1,171,567         $    1,275,903    $    2,017,450    $      225,998
                                                         ===========================================================================





                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2006


                                                                                              Sub-accounts
                                                        ----------------------------------------------------------------------------
                                                        ----------------------------------------------------------------------------
                                                           Fidelity VIP           Fidelity VIP       Fidelity VIP        Franklin
                                                                                     Equity                              Small Cap
                                                            Contrafund               Income           Index 500            Value
                                                        ----------------------------------------------------------------------------
                                                        ----------------------------------------------------------------------------

Operations
Net investment income                                   $      166,658         $      160,262    $        8,921     $       28,600
Realized gain on investments                                    26,936                 18,961            15,514             68,731
Unrealized appreciation (depreciation) of investments          (10,350)                35,554            87,301             18,683
                                                        ----------------------------------------------------------------------------
                                                        ----------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                                  183,244                214,777           111,736            116,014

Contract transactions
Deposits                                                       663,432                546,296           193,298            154,989
Withdrawals                                                   (101,630)               (59,564)          (71,841)           (66,844)
Transfers between sub-accounts                                 164,055                (15,200)            4,223            (29,615)
                                                        ----------------------------------------------------------------------------
                                                        ----------------------------------------------------------------------------

Net increase in net assets from
   contract transactions                                       725,857                471,532           125,680             58,530
                                                        ----------------------------------------------------------------------------
                                                        ----------------------------------------------------------------------------

Increase in net assets                                         909,101                686,309           237,416            174,544

Net assets at beginning of year                              1,106,264                715,545           671,439            667,585
                                                        ----------------------------------------------------------------------------
                                                        ----------------------------------------------------------------------------

Net assets at end of year                               $    2,015,365         $    1,401,854    $      908,855     $      842,129
                                                        ============================================================================





                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2006


                                                                             Sub-accounts
                                       --------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------
                                            Franklin                 Janus               Janus Aspen                MFS(R)
                                                                                            Series
                                                                 Aspen Series             Worldwide               Emerging
                                       Small-Mid Cap Growth         Balanced                 Growth                 Growth
                                       --------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------

Operations
Net investment income (loss)           $       (2,147)        $       18,231         $       13,006          $         (969)
Realized gain on investments                   23,453                 18,318                 17,453                  13,512
Unrealized appreciation of investments         49,519                 65,475                125,682                  15,084
                                       --------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                  70,825                102,024                156,141                  27,627

Contract transactions
Deposits                                      145,183                206,264                152,295                  79,489
Withdrawals                                   (76,204)              (116,090)               (73,160)                (30,910)
Transfers between sub-accounts                 17,357                  6,398                (47,147)                (35,268)
                                       --------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------

Net increase in net assets from
   contract transactions                       86,336                 96,572                 31,988                  13,311
                                       --------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------

Increase in net assets                        157,161                198,596                188,129                  40,938

Net assets at beginning of year               777,255                951,493                864,099                 377,526
                                       --------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------

Net assets at end of year              $      934,416         $    1,150,089         $    1,052,228          $      418,464
                                       ============================================================================================





                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2006


                                                                                               Sub-accounts
                                                        ----------------------------------------------------------------------------
                                                        ----------------------------------------------------------------------------
                                                           MFS(R)                   MFS(R)             PIMCO VIT         PIMCO VIT
                                                                                                                         StocksPLUS
                                                             Investors                                                    Growth &
                                                               Trust                Research          Real Return          Income
                                                        ----------------------------------------------------------------------------
                                                        ----------------------------------------------------------------------------

Operations
Net investment income                                   $         1,084        $           841   $         1,900    $        28,087
Realized gain (loss) on investments                               6,527                  4,292               (46)            40,624
Unrealized appreciation (depreciation) of investments            50,472                 21,127            (1,668)            12,607
                                                        ----------------------------------------------------------------------------
                                                        ----------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                                    58,083                 26,260               186             81,318

Contract transactions
Deposits                                                         50,032                 33,837             5,161            123,910
Withdrawals                                                     (33,477)               (19,578)           (1,288)           (59,357)
Transfers between sub-accounts                                   (5,649)               (32,143)           15,178            (32,840)
                                                        ----------------------------------------------------------------------------
                                                        ----------------------------------------------------------------------------

Net increase (decrease) in net assets from
   contract transactions                                         10,906                (17,884)           19,051             31,713
                                                        ----------------------------------------------------------------------------
                                                        ----------------------------------------------------------------------------

Increase in net assets                                           68,989                  8,376            19,237            113,031

Net assets at beginning of year                                 440,466                299,280            12,192            518,259
                                                        ----------------------------------------------------------------------------
                                                        ----------------------------------------------------------------------------

Net assets at end of year                               $       509,455        $       307,656   $        31,429    $       631,290
                                                        ============================================================================





                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2006


                                                                                             Sub-accounts
                                                       -----------------------------------------------------------------------------
                                                       -----------------------------------------------------------------------------
                                                           Premier VIT         Premier VIT         Van Kampen         Van Kampen
                                                                                                  UIF Emerging
                                                              OpCap            OpCap Small          Markets               UIF
                                                             Managed               Cap               Equity          Fixed Income
                                                       -----------------------------------------------------------------------------
                                                       -----------------------------------------------------------------------------

Operations
Net investment income                                  $        80,209     $        57,207    $        15,097     $        68,585
Realized gain (loss) on investments                                733              76,175             20,383              (2,025)
Unrealized appreciation (depreciation) of investments          (17,544)            104,245            132,088             (11,256)
                                                       -----------------------------------------------------------------------------
                                                       -----------------------------------------------------------------------------

Increase in net assets resulting
   from operations                                              63,398             237,627            167,568              55,304

Contract transactions
Deposits                                                        97,795             171,028             58,406             233,986
Withdrawals                                                    (60,510)            (90,829)           (44,062)           (148,420)
Transfers between sub-accounts                                   2,528            (107,890)            38,517             (46,556)
                                                       -----------------------------------------------------------------------------
                                                       -----------------------------------------------------------------------------

Net increase (decrease) in net assets from
   contract transactions                                        39,813             (27,691)            52,861              39,010
                                                       -----------------------------------------------------------------------------
                                                       -----------------------------------------------------------------------------

Increase in net assets                                         103,211             209,936            220,429              94,314

Net assets at beginning of year                                650,904           1,023,974            422,608           1,493,963
                                                       -----------------------------------------------------------------------------
                                                       -----------------------------------------------------------------------------

Net assets at end of year                              $       754,115     $     1,233,910    $       643,037     $     1,588,277
                                                       =============================================================================





                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2006


                                                                       Sub-accounts
                                                      ------------------------------------------------
                                                            Van Kampen              Van Kampen
                                                                                       UIF
                                                                UIF               International
                                                            High Yield                Magnum
                                                      ------------------------------------------------
                                                      ------------------------------------------------

Operations
Net investment income                                   $        43,328        $        50,617
Realized gain (loss) on investments                            (291,338)                10,795
Unrealized appreciation of investments                          291,266                 90,039
                                                      ------------------------------------------------
                                                      ------------------------------------------------

Increase in net assets resulting from
   operations                                                    43,256                151,451

Contract transactions
Deposits                                                        118,478                112,962
Withdrawals                                                     (54,388)               (58,538)
Transfers between sub-accounts                                  203,558                 25,832
                                                      ------------------------------------------------
                                                      ------------------------------------------------

Net increase in net assets from
   contract transactions                                        267,648                 80,256
                                                      ------------------------------------------------
                                                      ------------------------------------------------

Increase in net assets                                          310,904                231,707

Net assets at beginning of year                                 292,669                568,300
                                                      ------------------------------------------------
                                                      ------------------------------------------------

Net assets at end of year                               $       603,573        $       800,007
                                                      ================================================

See accompanying notes.





                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                       Statements of Changes in Net Assets

                          Year Ended December 31, 2005


                                                                                  Sub-accounts
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------
                                               AEGON/TA                AEGON/TA                 AEGON/TA                AEGON/TA
                                                 Asset                                            Asset
                                             Allocation -                Asset            Allocation - Moderate           Asset
                                             Conservative         Allocation - Growth             Growth       Allocation - Moderate
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

Operations
Net investment income                     $        9,309         $        6,242           $          681           $            3
Realized gain (loss) on investments                    2                  3,636                      (19)                     (66)
Unrealized appreciation (depreciation)
   of investments                                 (6,464)                52,787                    2,706                    1,259
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                      2,847                 62,665                    3,368                    1,196

Contract transactions
Deposits                                          96,342                 70,304                   34,783                    7,566
Withdrawals                                          (40)               (20,656)                  (3,317)                    (931)
Transfers between sub-accounts                       560              1,015,308                   35,630                   27,385
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

Net increase in net assets from
   contract transactions                          96,862              1,064,956                   67,096                   34,020
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

Increase in net assets                            99,709              1,127,621                   70,464                   35,216

Net assets at beginning of year                        -                      -                        -
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

Net assets at end of year                 $       99,709         $    1,127,621           $       70,464           $       35,216
                                          ==========================================================================================




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                               Sub-accounts
                                         ------------------------------------------------------------------------------------------
                                         ------------------------------------------------------------------------------------------
                                              AEGON/TA               AEGON/TA                AEGON/TA               AEGON/TA
                                         BlackRock Large Cap                             Capital Guardian      Clarion Global Real
                                                Value         Capital Guardian Global         Value             Estate Securities
                                         ------------------------------------------------------------------------------------------
                                         ------------------------------------------------------------------------------------------

Operations
Net investment income (loss)             $          (1)         $       18,990         $       29,006         $            665
Realized gain (loss) on investments                  8                  30,511                 19,416                       (3)
Unrealized appreciation (depreciation)
   of investments                                  476                   4,043                (11,409)                     193
                                         ------------------------------------------------------------------------------------------
                                         ------------------------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                      483                  53,544                 37,013                      855

Contract transactions
Deposits                                           318                 115,205                114,018                    2,336
Withdrawals                                       (501)                (82,680)               (52,704)                    (345)
Transfers between sub-accounts                  23,165                 (12,339)                16,957                    8,031
                                         ------------------------------------------------------------------------------------------
                                         ------------------------------------------------------------------------------------------

Net increase in net assets from
   contract transactions                        22,982                  20,186                 78,271                   10,022
                                         ------------------------------------------------------------------------------------------
                                         ------------------------------------------------------------------------------------------

Increase in net assets                          23,465                  73,730                115,284                   10,877

Net assets at beginning of year                      -                 530,336                424,456                        -
                                         ------------------------------------------------------------------------------------------
                                         ------------------------------------------------------------------------------------------

Net assets at end of year                $      23,465          $      604,066         $      539,740          $        10,877
                                         ==========================================================================================




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                                                        Sub-accounts
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------
                                              AEGON/TA               AEGON/TA                AEGON/TA               AEGON/TA
                                          Federated Growth &
                                               Income         JP Morgan Mid Cap Value     Marsico Growth       PIMCO Total Return
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

Operations
Net investment income (loss)                     87,598         $          (19)        $           (6)         $        9,236
Realized gain (loss) on investments              10,279                    (14)                    22                      93
Unrealized appreciation (depreciation)
    of investments                              (60,694)                   695                    442                  (4,168)
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                    37,183                    662                    458                   5,161

Contract transactions
Deposits                                        199,151                 19,780                     24                 118,863
Withdrawals                                     (88,233)                  (637)                  (841)                (23,163)
Transfers between sub-accounts                  242,053                 12,178                 19,275                 (10,668)
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

Net increase in net assets from
   contract transactions                        352,971                 31,321                 18,458                  85,032
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

Increase in net assets                          390,154                 31,983                 18,916                  90,193

Net assets at beginning of year                 520,518                      -                      -                 163,895
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

Net assets at end of year                 $      910,672         $       31,983       $ 18,916                  $      254,088
                                          ==========================================================================================




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                              Sub-accounts
                                       ---------------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------------
                                             AEGON/TA               AEGON/TA                AEGON/TA               AEGON/TA
                                       Templeton Transamerica                              Transamerica
                                              Global           Third Avenue Value    Convertible Securities   Transamerica Equity
                                       ---------------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------------

Operations
Net investment income (loss)            $          (12)        $           73         $            -          $       65,725
Realized gain on investments                         2                     36                      -                 167,688
Unrealized appreciation of investments             633                  1,621                      -                 357,010
                                       ---------------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                      623                  1,730                      -                 590,423

Contract transactions
Deposits                                             -                 19,932                      -                 851,541
Withdrawals                                       (574)                (1,446)                     -                (569,171)
Transfers between sub-accounts                  16,768                 25,482                      -                 (41,555)
                                       ---------------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------------

Net increase in net assets from
   contract transactions                        16,194                 43,968                      -                 240,815
                                       ---------------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------------

Increase in net assets                          16,817                 45,698                      -                 831,238

Net assets at beginning of year                      -                      -                      -               3,400,346
                                       ---------------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------------

Net assets at end of year               $       16,817       $ 45,698                  $            -         $    4,231,584
                                       =============================================================================================




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                                             Sub-accounts
                                                       -----------------------------------------------------------------------------
                                                       -----------------------------------------------------------------------------
                                                            AEGON/TA             AEGON/TA              AEGON/TA           AEGON/TA
                                                                                                                      Transamerica
                                                       Transamerica Growth  Transamerica Money  Transamerica Science U.S. Government
                                                          Opportunities           Market            &Technology         Securities
                                                       -----------------------------------------------------------------------------
                                                       -----------------------------------------------------------------------------

Operations
Net investment income                                  $            2       $       81,281       $           13      $          111
Realized gain (loss) on investments                                 5                    -                    -                  (6)
Unrealized appreciation (depreciation) of investments             (14)                   -                  434                 (96)
                                                       -----------------------------------------------------------------------------
                                                       -----------------------------------------------------------------------------

Increase (decrease) in net assets resulting
   from operations                                                 (7)              81,281                  447                   9

Contract transactions
Deposits                                                          156            2,861,906                  651                 175
Withdrawals                                                       (83)            (906,459)                   -                 (94)
Transfers between sub-accounts                                  3,659           (2,056,306)               4,344               2,179
                                                       -----------------------------------------------------------------------------
                                                       -----------------------------------------------------------------------------

Net increase (decrease) in net assets from
   contract transactions                                        3,732             (100,859)               4,995               2,260
                                                       -----------------------------------------------------------------------------
                                                       -----------------------------------------------------------------------------

Increase (decrease) in net assets                               3,725              (19,578)               5,442               2,269

Net assets at beginning of year                                     -            3,503,220                    -                   -
                                                       -----------------------------------------------------------------------------
                                                       -----------------------------------------------------------------------------

Net assets at end of year                              $        3,725     $ 3,483,642            $        5,442      $        2,269
                                                       =============================================================================




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                                     Sub-accounts
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------
                                                 AEGON/TA                 Alger              AllianceBernstein    AllianceBernstein
                                                                        American
                                            Van Kampen Mid-Cap          Income &                 VP Growth                VP
                                                  Growth                 Growth                  & Income          Large Cap Growth
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------

Operations
Net investment income (loss)                $         (843)        $        7,356         $         19,205      $           (896)
Realized gain (loss) on investments                 18,716                    713                   22,921                (1,157)
Unrealized appreciation of investments              22,090                 20,829                   35,449                55,738
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                       39,963                 28,898                   77,575                53,685

Contract transactions
Deposits                                           111,875                162,877                  269,578                94,263
Withdrawals                                       (112,643)               (94,909)                (208,201)              (35,333)
Transfers between sub-accounts                         637                  1,103                 (139,293)               (3,682)
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------

Net increase (decrease) in net assets from
   contract transactions                              (131)                69,071                  (77,916)               55,248
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------

Increase (decrease) in net assets                   39,832                 97,969                     (341)              108,933

Net assets at beginning of year                    539,660                870,838                1,919,085               329,149
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------

Net assets at end of year                   $      579,492         $      968,807         $      1,918,744      $        438,082
                                            ========================================================================================




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                                             Sub-accounts
                                                       ----------------------------------------------------------------------------
                                                       ----------------------------------------------------------------------------
                                                             Dreyfus                Dreyfus          Dreyfus           Dreyfus
                                                                                                                      Socially
                                                                                  Developing          MidCap         Responsible
                                                          Appreciation              Leaders           Stock             Growth
                                                       ----------------------------------------------------------------------------
                                                       ----------------------------------------------------------------------------

Operations
Net investment income (loss)                           $       (2,009)        $       (2,837)  $        3,231    $         (375)
Realized gain (loss) on investments                             1,607                 80,604           59,465              (239)
Unrealized appreciation (depreciation) of investments          34,814                (19,269)          90,875             7,109
                                                       ----------------------------------------------------------------------------
                                                       ----------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                                  34,412                 58,498          153,571             6,495

Contract transactions
Deposits                                                      190,722                224,476          283,851            35,877
Withdrawals                                                   (59,780)              (236,382)        (168,755)          (17,175)
Transfers between sub-accounts                                 64,251                (89,020)          65,928            24,434
                                                       ----------------------------------------------------------------------------
                                                       ----------------------------------------------------------------------------

Net increase (decrease) in net assets from
   contract transactions                                      195,193               (100,926)         181,024            43,136
                                                       ----------------------------------------------------------------------------
                                                       ----------------------------------------------------------------------------

Increase (decrease) in net assets                             229,605                (42,428)         334,595            49,631

Net assets at beginning of year                               770,915              1,179,726        1,578,450           135,342
                                                       ----------------------------------------------------------------------------
                                                       ----------------------------------------------------------------------------

Net assets at end of year                              $    1,000,520         $    1,137,298   $    1,913,045    $      184,973
                                                       ============================================================================





                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                                            Sub-accounts
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
                                                         Fidelity VIP       Fidelity VIP            Fidelity VIP         Franklin
                                                                               Equity                                    Small Cap
                                                          Contrafund           Income                Index 500             Value
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------

Operations
Net investment income (loss)                          $       (1,126)    $       29,634         $        6,815      $        5,399
Realized gain on investments                                  13,464             11,895                 28,132              11,439
Unrealized appreciation (depreciation) of investments        129,892             (4,393)                (6,149)             28,555
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                                142,230             37,136                 28,798              45,393

Contract transactions
Deposits                                                     202,087            115,035                183,169             157,886
Withdrawals                                                  (58,552)           (49,020)               (64,026)            (42,822)
Transfers between sub-accounts                               173,919             19,151                  5,120             139,522
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------

Net increase in net assets from
   contract transactions                                     317,454             85,166                124,263             254,586
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------

Increase in net assets                                       459,684            122,302                153,061             299,979

Net assets at beginning of year                              646,580            593,243                518,378             367,606
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------

Net assets at end of year                             $    1,106,264     $      715,545         $      671,439      $      667,585
                                                      ==============================================================================





                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                              Sub-accounts
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------
                                             Franklin                 Janus               Janus Aspen                MFS(R)
                                                                                             Series
                                                                  Aspen Series             Worldwide               Emerging
                                        Small-Mid Cap Growth         Balanced                 Growth                 Growth
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------

Operations
Net investment income (loss)            $        (1,751)       $        16,207        $         8,008         $          (813)
Realized gain (loss) on investments              21,739                  6,014                   (411)                    479
Unrealized appreciation of investments           14,745                 41,570                 36,147                  30,766
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                    34,733                 63,791                 43,744                  30,432

Contract transactions
Deposits                                        152,159                192,419                156,015                  76,873
Withdrawals                                     (84,444)              (122,790)               (71,798)                (30,028)
Transfers between sub-accounts                    5,056                 34,107                (56,176)                (10,590)
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------

Net increase in net assets from
   contract transactions                         72,771                103,736                 28,041                  36,255
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------

Increase in net assets                          107,504                167,527                 71,785                  66,687

Net assets at beginning of year                 669,751                783,966                792,314                 310,839
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------

Net assets at end of year               $       777,255        $       951,493        $       864,099         $       377,526
                                        ===========================================================================================





                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                                             Sub-accounts
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
                                                             MFS(R)                   MFS(R)             PIMCO VIT       PIMCO VIT
                                                                                                                        StocksPLUS
                                                           Investors                                                     Growth &
                                                             Trust                  Research          Real Return           Income
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------

Operations
Net investment income                                 $         1,147        $           575   $           245     $        10,472
Realized gain (loss) on investments                             3,135                    869                (1)              4,551
Unrealized appreciation (depreciation) of investments          24,070                 19,061              (197)              1,700
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                                  28,352                 20,505                47              16,723

Contract transactions
Deposits                                                       51,203                 36,825             3,781             116,383
Withdrawals                                                   (30,743)               (16,598)             (318)            (51,634)
Transfers between sub-accounts                                (11,248)                 4,103             8,682               7,890
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------

Net increase in net assets from
   contract transactions                                        9,212                 24,330            12,145              72,639
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------

Increase in net assets                                         37,564                 44,835            12,192              89,362

Net assets at beginning of year                               402,902                254,445                 -             428,897
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------

Net assets at end of year                             $       440,466        $       299,280   $        12,192     $       518,259
                                                      ==============================================================================





                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                                            Sub-accounts
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
                                                          Premier VIT        Premier VIT             Van Kampen        Van Kampen
                                                                                                    UIF Emerging
                                                             OpCap           OpCap Small              Markets              UIF
                                                            Managed              Cap                   Equity         Fixed Income
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------

Operations
Net investment income                                 $        22,985    $       120,968        $           109    $        51,089
Realized gain on investments                                      537              3,386                  5,324              2,914
Unrealized appreciation (depreciation) of investments           5,763           (125,528)                86,437             (2,606)
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------

Increase (decrease) in net assets resulting
   from operations                                             29,285             (1,174)                91,870             51,397

Contract transactions
Deposits                                                      104,928            216,544                 60,160            279,441
Withdrawals                                                   (44,737)          (104,680)               (26,117)          (201,899)
Transfers between sub-accounts                                  8,992             11,527                140,600            146,617
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------

Net increase in net assets from
   contract transactions                                       69,183            123,391                174,643            224,159
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------

Increase in net assets                                         98,468            122,217                266,513            275,556

Net assets at beginning of year                               552,436            901,757                156,095          1,218,407
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------

Net assets at end of year                             $       650,904    $     1,023,974        $       422,608    $     1,493,963
                                                      ==============================================================================





                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                               Sub-accounts
                                                              ------------------------------------------------
                                                                    Van Kampen              Van Kampen
                                                                                               UIF
                                                                        UIF               International
                                                                    High Yield                Magnum
                                                              ------------------------------------------------
                                                              ------------------------------------------------

Operations
Net investment income                                           $        20,243        $         4,636
Realized gain on investments                                              4,360                  8,291
Unrealized appreciation (depreciation) of investments                   (21,982)                41,836
                                                              ------------------------------------------------
                                                              ------------------------------------------------

Increase in net assets resulting from
   operations                                                             2,621                 54,763

Contract transactions
Deposits                                                                102,258                110,442
Withdrawals                                                             (36,594)               (45,647)
Transfers between sub-accounts                                          (10,327)                41,566
                                                              ------------------------------------------------
                                                              ------------------------------------------------

Net increase in net assets from
   contract transactions                                                 55,337                106,361
                                                              ------------------------------------------------
                                                              ------------------------------------------------

Increase in net assets                                                   57,958                161,124

Net assets at beginning of year                                         234,711                407,176
                                                              ------------------------------------------------
                                                              ------------------------------------------------

Net assets at end of year                                       $       292,669        $       568,300
                                                              ================================================

See accompanying notes.


                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                          Notes to Financial Statements

                                December 31, 2006


51

1. Organization

Separate Account VUL-5 of Transamerica Occidental Life Insurance Company (Separate Account) was established by Transamerica Occidental Life Insurance Company (Transamerica) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust and is designed to provide life insurance benefits pursuant to variable life insurance contracts (Contract) issued by Transamerica. The Separate Account commenced operations when initial deposits were received on June 13, 2001. Not all sub-accounts within the Separate Account received initial deposits on that date.

In accordance with the terms of the Contract, all payments are directed either to the fixed account or to sub-accounts within the Separate Account. Payments allocated to the Separate Account by policy owners must be allocated to purchase units of one or more of the Separate Account's 46 sub-accounts as indicated below, each of which invests exclusively in a specific corresponding mutual fund portfolio (Fund). The Funds are open-end management investment companies registered under the Investment Company Act of 1940.




                            Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company

                          Notes to Financial Statements

                                December 31, 2006




                          Sub-accounts                                                            Underlying Portfolios
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                AEGON/Transamerica Series Trust

AEGON/TA Asset Allocation - Conservative           AEGON/Transamerica Asset Allocation - Conservative Portfolio - Initial Class
AEGON/TA Asset Allocation - Growth
                                                   AEGON/Transamerica Asset Allocation - Growth Portfolio - Initial Class
AEGON/TA Asset Allocation - Moderate Growth        AEGON/Transamerica Asset Allocation - Moderate Growth Portfolio - Initial Class
AEGON/TA Asset Allocation - Moderate

AEGON/TA BlackRock Large Cap Value(1)

AEGON/TA Capital Guardian Global
AEGON/TA Capital Guardian Value                    AEGON/Transamerica Asset Allocation - Moderate Portfolio - Initial Class
AEGON/TA Clarion Global Real Estate Securities     AEGON/Transamerica BlackRock Large Cap Value - Initial Class1
AEGON/TA Federated Growth & Income                 AEGON/Transamerica Capital Guardian Global - Initial Class
                                                   AEGON/Transamerica Capital Guardian Value - Initial Class
AEGON/TA JP Morgan Mid Cap Value                   AEGON/Transamerica Clarion Global Real Estate Securities - Initial Class
                                                   AEGON/Transamerica Federated Growth & Income - Initial Class
AEGON/TA Marsico Growth                            AEGON/Transamerica JP Morgan Mid Cap Value - Initial Class
AEGON/TA PIMCO Total Return                        AEGON/Transamerica Marsico Growth - Initial Class
                                                   AEGON/Transamerica PIMCO Total Return - Initial Class


1. Organization of the Account (continued)

                          Sub-accounts                                           Underlying Portfolios
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

                                                     AEGON/Transamerica Series Trust (continued)
AEGON/TA Templeton Transamerica Global(2)

AEGON/TA Third Avenue Value
AEGON/TA Transamerica Convertible                       AEGON/Transamerica Templeton Transamerica Global - Initial Class2
   Securities                                           AEGON/Transamerica Third Avenue Value - Initial Class
AEGON/TA Transamerica Equity                            AEGON/Transamerica Transamerica Convertible Securities - Initial Class
AEGON/TA Transamerica Growth Opportunities              AEGON/Transamerica Transamerica Equity - Initial Class
AEGON/TA Transamerica Money Market                      AEGON/Transamerica Transamerica Growth Opportunities - Initial Class
                                                        AEGON/Transamerica Transamerica Money Market - Initial Class
AEGON/TA Transamerica Science & Technology(3)           AEGON/Transamerica Transamerica Science & Technology - Initial Class3
AEGON/TA Transamerica U.S. Government Securities        AEGON/Transamerica Transamerica U.S. Government Securities - Initial Class
AEGON/TA Van Kampen Mid-Cap Growth                      AEGON/Transamerica Van Kampen Mid-Cap Growth - Initial Class

                                                     The Alger American Fund
Alger American Income & Growth                          Alger American Income & Growth - Class O

                                                     Alliance Variable Products Series Funds
AllianceBernstein VP Growth & Income                    AllianceBernstein VP Growth and Income - Class B
AllianceBernstein VP Large Cap Growth                   AllianceBernstein VP Large Cap Growth - Class B

                                                     Dreyfus Variable Investments Fund
Dreyfus Appreciation                                    Dreyfus VIF Appreciation Portfolio - Initial Shares
Dreyfus Developing Leaders                              Dreyfus VIF Developing Leaders Portfolio - Initial Shares

                                                     Dreyfus Investment Portfolios
Dreyfus MidCap Stock                                    Dreyfus MidCap Stock Portfolio - Initial Shares

                                                     Dreyfus Socially Responsible Growth Fund
Dreyfus Socially Responsible Growth                     The Dreyfus Socially Responsible Growth Fund - Initial Shares

                                                     Fidelity Variable Insurance Products Fund
Fidelity VIP Contrafund                                 Fidelity VIP Contrafund(R) Portfolio - Class 2
Fidelity VIP Equity Income                              Fidelity VIP Equity-Income Portfolio - Class 2
Fidelity VIP Index 500                                  Fidelity VIP Index 500 Portfolio - Class 2

                                                     Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Value                                Franklin Small Cap Value Securities Fund - Class 2
Franklin Small-Mid Cap Growth                           Franklin Small-Mid Cap Growth Fund - Class 2




1. Organization of the Account (continued)

                          Sub-accounts                                                            Underlying Portfolios
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Janus Aspen Series
Janus Aspen Series Balanced                                        Janus Aspen Series Balanced - Service Shares
Janus Aspen Series Worldwide Growth                                Janus Aspen Series Worldwide Growth - Service Shares

                                                                 MFS Variable Insurance Trust
MFS(R) Emerging Growth                                               MFS(R) Emerging Growth Series - Initial Class
MFS(R) Investors Trust                                               MFS(R) Investors Trust Series - Initial Class
MFS(R) Research                                                      MFS(R) Research Series - Initial Class

                                                                 PIMCO Variable Insurance Trust
PIMCO VIT Real Return                                              PIMCO VIT Real Return - Administrative Class
PIMCO VIT StocksPLUS Growth & Income                               PIMCO VIT StocksPLUS Growth & Income - Administrative Class

                                                                 Premier Variable Insurance Trust
Premier VIT OpCap Managed                                          Premier VIT OpCap Managed Portfolio
Premier VIT OpCap Small Cap                                        Premier VIT OpCap Small Cap Portfolio

                                                                 The Van Kampen Universal Institutional Funds
Van Kampen UIF Emerging Markets Equity                             Van Kampen UIF Emerging Markets Equity - Class 1
Van Kampen UIF Fixed Income                                        Van Kampen UIF Core Plus Fixed Income - Class 1
Van Kampen UIF High Yield                                          Van Kampen UIF High Yield - Class 1
Van Kampen UIF International Magnum                                Van Kampen UIF International Magnum - Class 1

1 Formerly AEGON/Transamerica Mercury Large Cap Value
(2) Formerly AEGON/Transamerica Templeton Great Companies Global
(3) Formerly AEGON/Transamerica Great Companies - TechnologySM

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Transamerica's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contract is not chargeable with liabilities arising out of any other business Transamerica may conduct.

2. Significant Accounting Policies

The accompanying financial statements of the Separate Account have been prepared in accordance with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known which could impact the amounts reported and disclosed herein. The accounting principles followed and the methods of applying those principles are presented below:

Investment Valuation - Investments in the Funds' shares are carried at fair (net asset) value. Realized investment gains or losses on investments are determined on a specific-identification basis. Investment transactions are accounted for on the date the order to buy or sell is executed (trade date).

Investment Income - Investment income consists of dividend income (both ordinary and capital gains) and is recognized on the ex-dividend date. All distributions received are reinvested in the respective sub-accounts.

Federal Income Taxes - Operations of the Separate Account are part of, and will be taxed with, those of Transamerica, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current federal income tax laws, income from assets maintained in the Separate Account for the exclusive benefit of participants generally is not subject to federal income tax.

3. Expenses and Charges

Transamerica assumes mortality and expense risks related to the operations of the Separate Account. Transamerica deducts a daily charge from each sub-account which is equal, on an annual basis, to 0.25% of the daily net asset value of the sub-account.

An administrative charge is deducted by Transamerica prior to allocation of policyowner payments to the sub-accounts, which is equal to 7% of the premium payment for policies with a face amount under $5,000,000, 6.5% for a face amount between $5,000,000 and $9,999,999 and 6.25% for a face amount of $10,000,000 or more. The first 18 transfers in a policy year are free. Transamerica may impose a charge of up to $25 for each transfer in excess of 18 transfers during a policy year, but currently Transamerica only charges $10 for each additional transfer.

Surrender charges may also apply to partial withdrawals, full surrenders, and decreases in the face amount of insurance. Under all forms of the policy, monthly charges against policy cash values are made to compensate Transamerica for costs of insurance provided.

4. Investment Transactions

The aggregate cost of purchases and the aggregate proceeds from the sales of investments for the year ended December 31, 2006 were:

                                                           Aggregate              Aggregate
                                                           Purchases                Sales
                                                    ------------------------------------------------
                                                    ------------------------------------------------

Sub-account
AEGON/TA Asset Allocation - Conservative              $       39,982         $         (464)
AEGON/TA Asset Allocation - Growth                         2,547,241                (60,868)
AEGON/TA Asset Allocation - Moderate Growth                1,092,068               (111,362)
AEGON/TA Asset Allocation - Moderate                         124,341                 (7,354)
AEGON/TA BlackRock Large Cap Value                            62,323                (13,900)
AEGON/TA Capital Guardian Global                             428,948                (98,711)
AEGON/TA Capital Guardian Value                              209,773               (116,054)
AEGON/TA Clarion Global Real Estate Securities               121,542                 (3,615)
AEGON/TA Federated Growth & Income                           188,393               (211,264)
AEGON/TA JP Morgan Mid Cap Value                               3,514                 (2,650)
AEGON/TA Marsico Growth                                       36,226                 (3,201)
AEGON/TA PIMCO Total Return                                  123,973                (19,771)
AEGON/TA Templeton Transamerica Global                         9,508                 (2,743)
AEGON/TA Third Avenue Value                                   89,419                 (7,402)
AEGON/TA Transamerica Convertible Securities                     166                    (31)
AEGON/TA Transamerica Equity                                 909,332               (951,291)
AEGON/TA Transamerica Growth Opportunities                    50,988                 (1,780)
AEGON/TA Transamerica Money Market                         3,043,984             (3,299,392)
AEGON/TA Transamerica Science & Technology                     2,202                   (560)
AEGON/TA Transamerica U.S. Government Securities              12,393                   (950)
AEGON/TA Van Kampen Mid-Cap Growth                            83,904                (29,435)
Alger American Income & Growth                               129,637                (75,772)
AllianceBernstein VP Growth & Income                         299,632               (232,991)
AllianceBernstein VP Large Cap Growth                         62,906                (25,019)
Dreyfus Appreciation                                         115,380                (94,430)






4. Investment Transactions (continued)

                                                              Aggregate              Aggregate
                                                              Purchases                Sales
                                                       ------------------------------------------------

Sub-account
Dreyfus Developing Leaders                               $      426,481         $     (235,121)
Dreyfus MidCap Stock                                            589,218               (308,338)
Dreyfus Socially Responsible Growth                              57,850                (35,608)
Fidelity VIP Contrafund                                         964,666                (72,151)
Fidelity VIP Equity Income                                      703,356                (71,562)
Fidelity VIP Index 500                                          180,796                (46,194)
Franklin Small Cap Value                                        236,276               (149,147)
Franklin Small-Mid Cap Growth                                   143,807                (59,617)
Janus Aspen Series Balanced                                     226,412               (111,609)
Janus Aspen Series Worldwide Growth                             124,629                (79,634)
MFS(R) Emerging Growth                                           60,117                (47,776)
MFS(R) Investors Trust                                           40,742                (28,752)
MFS(R) Research                                                  24,470                (41,513)
PIMCO VIT Real Return                                            22,034                 (1,082)
PIMCO VIT StocksPLUS Growth & Income                            192,501               (132,701)
Premier VIT OpCap Managed                                       151,364                (31,341)
Premier VIT OpCap Small Cap                                     257,173               (227,656)
Van Kampen UIF Emerging Markets Equity                          116,654                (48,696)
Van Kampen UIF Fixed Income                                     382,876               (275,280)
Van Kampen UIF High Yield                                       373,926                (62,950)
Van Kampen UIF International Magnum                             168,390                (37,518)






4. Investment Transactions (continued)

The aggregate cost of purchases and the aggregate proceeds from the sales of investments for the year ended December 31, 2005 were:

                                                                  Aggregate              Aggregate
                                                                  Purchases                Sales
                                                           ------------------------------------------------
                                                           ------------------------------------------------

Sub-account
AEGON/TA Asset Allocation - Conservative                     $      106,261         $          (89)
AEGON/TA Asset Allocation - Growth                                1,185,561               (114,363)
AEGON/TA Asset Allocation - Moderate Growth                          69,820                 (2,043)
AEGON/TA Asset Allocation - Moderate                                 41,622                 (7,599)
AEGON/TA BlackRock Large Cap Value                                   23,471                   (490)
AEGON/TA Capital Guardian Global                                    132,616                (93,441)
AEGON/TA Capital Guardian Value                                     157,772                (50,495)
AEGON/TA Clarion Global Real Estate Securities                       10,853                   (166)
AEGON/TA Federated Growth & Income                                  514,513                (73,944)
AEGON/TA JP Morgan Mid Cap Value                                     31,955                   (653)
AEGON/TA Marsico Growth                                              19,278                   (826)
AEGON/TA PIMCO Total Return                                         143,387                (49,118)
AEGON/TA Templeton Transamerica Global                               16,768                   (585)
AEGON/TA Third Avenue Value                                          44,808                   (768)
AEGON/TA Transamerica Equity                                        810,457               (503,916)
AEGON/TA Transamerica Growth Opportunities                            3,809                    (76)
AEGON/TA Transamerica Money Market                                2,893,259             (2,912,837)
AEGON/TA Transamerica Science & Technology                            5,015                     (7)
AEGON/TA Transamerica U.S. Government Securities                      2,465                    (94)
AEGON/TA Van Kampen Mid-Cap Growth                                   77,125                (78,100)
Alger American Income & Growth                                      127,478                (51,050)
AllianceBernstein VP Growth & Income                                253,400               (312,111)
AllianceBernstein VP Large Cap Growth                                77,022                (22,669)
Dreyfus Appreciation                                                228,234                (35,050)






4. Investment Transactions (continued)

                                                                    Aggregate              Aggregate
                                                                    Purchases                Sales
                                                             ------------------------------------------------

Sub-account
Dreyfus Developing Leaders                                     $      149,768         $     (253,532)
Dreyfus MidCap Stock                                                  464,298               (280,043)
Dreyfus Socially Responsible Growth                                    56,922                (14,162)
Fidelity VIP Contrafund                                               362,604                (46,277)
Fidelity VIP Equity Income                                            153,061                (38,260)
Fidelity VIP Index 500                                                225,815                (94,738)
Franklin Small Cap Value                                              284,212                (24,226)
Franklin Small-Mid Cap Growth                                         131,989                (60,970)
Janus Aspen Series Balanced                                           200,247                (80,303)
Janus Aspen Series Worldwide Growth                                   151,428               (115,379)
MFS(R) Emerging Growth                                                   65,247                (29,805)
MFS(R) Investors Trust                                                   43,796                (33,436)
MFS(R) Research                                                          35,651                (10,747)
PIMCO VIT Real Return                                                  12,471                    (81)
PIMCO VIT StocksPLUS Growth & Income                                  139,341                (56,229)
Premier VIT OpCap Managed                                             106,640                (14,472)
Premier VIT OpCap Small Cap                                           429,987               (185,627)
Van Kampen UIF Emerging Markets Equity                                195,391                (20,640)
Van Kampen UIF Fixed Income                                           428,864               (153,616)
Van Kampen UIF High Yield                                             104,080                (28,499)
Van Kampen UIF International Magnum                                   152,357                (41,360)



5. Accumulation Units

The changes in accumulation units for the year ended December 31, 2006 are as follows (rounded to whole units):

                                                                Units                   Units               Net Increase
                                                                Issued                Redeemed               (Decrease)
                                                            -------------------------------------------------------------------
                                                            -------------------------------------------------------------------

Sub-account
AEGON/TA Asset Allocation - Conservative                          2,715                     (32)                 2,683
AEGON/TA Asset Allocation - Growth                              205,771                 (23,716)               182,055
AEGON/TA Asset Allocation - Moderate Growth                      84,435                  (5,525)                78,910
AEGON/TA Asset Allocation - Moderate                             10,229                    (945)                 9,284
AEGON/TA BlackRock Large Cap Value                                4,428                    (782)                 3,646
AEGON/TA Capital Guardian Global                                 22,453                 (16,329)                 6,124
AEGON/TA Capital Guardian Value                                  23,179                 (21,027)                 2,152
AEGON/TA Clarion Global Real Estate Securities                    8,526                    (610)                 7,916
AEGON/TA Federated Growth & Income                               29,252                 (36,329)                (7,077)
AEGON/TA JP Morgan Mid Cap Value                                      -                    (216)                  (216)
AEGON/TA Marsico Growth                                           3,226                    (315)                 2,911
AEGON/TA PIMCO Total Return                                      15,247                  (6,665)                 8,582
AEGON/TA Templeton Transamerica Global                              829                    (238)                   591
AEGON/TA Third Avenue Value                                       6,863                  (1,087)                 5,776
AEGON/TA Transamerica Convertible Securities                         14                      (3)                    11
AEGON/TA Transamerica Equity                                    169,620                (171,756)                (2,136)
AEGON/TA Transamerica Growth Opportunities                        3,983                    (256)                 3,727
AEGON/TA Transamerica Money Market                            2,294,393              (2,662,609)              (368,216)
AEGON/TA Transamerica Science & Technology                          116                     (16)                   100
AEGON/TA Transamerica U.S. Government Securities                  1,143                     (60)                 1,083
AEGON/TA Van Kampen Mid-Cap Growth                               33,851                 (26,987)                 6,864
Alger American Income & Growth                                   31,283                 (26,420)                 4,863
AllianceBernstein VP Growth & Income                             55,565                 (60,669)                (5,104)
AllianceBernstein VP Large Cap Growth                            47,351                 (42,718)                 4,633
Dreyfus Appreciation                                             25,069                 (24,299)                   770
Dreyfus Developing Leaders                                       54,619                 (46,724)                 7,895
Dreyfus Socially Responsible Growth                               8,283                  (5,535)                 2,748
Dreyfus MidCap Stock                                             40,104                 (42,705)                (2,601)
Fidelity VIP Contrafund                                          74,904                 (27,746)                47,158
Fidelity VIP Equity Income                                       68,253                 (32,139)                36,114
Fidelity VIP Index 500                                           25,254                 (15,501)                 9,753
Franklin Small Cap Value                                         29,637                 (25,801)                 3,836
Franklin Small-Mid Cap Growth                                    44,063                 (36,072)                 7,991
Janus Aspen Series Balanced                                      30,583                 (22,753)                 7,830





5. Accumulation Units (continued)


                                                              Units                   Units               Net Increase
                                                              Issued                Redeemed               (Decrease)
                                                         --------------------------------------------------------------------
                                                         --------------------------------------------------------------------

Sub-account
Janus Aspen Series Worldwide Growth                            55,110                 (51,525)                 3,585
MFS(R) Emerging Growth                                           19,367                 (18,064)                 1,303
MFS(R) Investors Trust                                           17,462                 (16,330)                 1,132
MFS(R) Research                                                  11,178                 (13,206)                (2,028)
PIMCO VIT Real Return                                           2,031                    (129)                 1,902
PIMCO VIT StocksPLUS Growth & Income                           37,726                 (34,736)                 2,990
Premier VIT OpCap Managed                                      24,714                 (21,179)                 3,535
Premier VIT OpCap Small Cap                                    38,241                 (40,174)                (1,933)
Van Kampen UIF Emerging Markets Equity                          7,401                  (5,181)                 2,220
Van Kampen UIF Fixed Income                                    55,827                 (52,608)                 3,219
Van Kampen UIF High Yield                                      40,931                 (19,002)                21,929
Van Kampen UIF International Magnum                            27,033                 (20,870)                 6,163






5. Accumulation Units

The changes in accumulation units for the year ended December 31, 2005 are as follows (rounded to whole units):

                                                                Units                   Units               Net Increase
                                                                Issued                Redeemed               (Decrease)
                                                            -------------------------------------------------------------------
                                                            -------------------------------------------------------------------

Sub-account
AEGON/TA Asset Allocation - Conservative                          9,266                      (4)                 9,262
AEGON/TA Asset Allocation - Growth                              102,692                  (6,298)                96,394
AEGON/TA Asset Allocation - Moderate Growth                       6,465                    (298)                 6,167
AEGON/TA Asset Allocation - Moderate                              3,912                    (740)                 3,172
AEGON/TA BlackRock Large Cap Value                                2,056                     (43)                 2,013
AEGON/TA Capital Guardian Global                                 20,169                 (18,620)                 1,549
AEGON/TA Capital Guardian Value                                  23,470                 (17,193)                 6,277
AEGON/TA Clarion Global Real Estate Securities                      960                     (31)                   929
AEGON/TA Federated Growth & Income                               60,522                 (33,568)                26,954
AEGON/TA JP Morgan Mid Cap Value                                  2,944                     (59)                 2,885
AEGON/TA Marsico Growth                                           1,736                     (75)                 1,661
AEGON/TA PIMCO Total Return                                      15,551                  (7,565)                 7,986
AEGON/TA Templeton Transamerica Global                            1,561                     (53)                 1,508
AEGON/TA Third Avenue Value                                       3,889                    (123)                 3,766
AEGON/TA Transamerica Convertible Securities                          -                       -                      -
AEGON/TA Transamerica Equity                                    194,018                (170,736)                23,282
AEGON/TA Transamerica Growth Opportunities                          299                      (7)                   292
AEGON/TA Transamerica Money Market                            2,944,946              (3,049,337)              (104,391)
AEGON/TA Transamerica Science & Technology                          466                       -                    466
AEGON/TA Transamerica U.S. Government Securities                    233                      (9)                   224
AEGON/TA Van Kampen Mid-Cap Growth                               32,192                 (32,124)                    68
Alger American Income & Growth                                   27,332                 (19,569)                 7,763
AllianceBernstein VP Growth & Income                             61,937                 (69,501)                (7,564)
AllianceBernstein VP Large Cap Growth                            44,326                 (37,592)                 6,734
Dreyfus Appreciation                                             36,633                 (17,167)                19,466
Dreyfus Developing Leaders                                       38,837                 (47,763)                (8,926)
Dreyfus Socially Responsible Growth                              10,597                  (5,091)                 5,506
Dreyfus MidCap Stock                                             67,404                 (53,384)                14,020
Fidelity VIP Contrafund                                          45,164                 (21,552)                23,612
Fidelity VIP Equity Income                                       32,903                 (25,715)                 7,188
Fidelity VIP Index 500                                           30,582                 (19,757)                10,825
Franklin Small Cap Value                                         39,281                 (20,219)                19,062
Franklin Small-Mid Cap Growth                                    38,878                 (31,585)                 7,293
Janus Aspen Series Balanced                                      27,280                 (18,026)                 9,254





5. Accumulation Units (continued)

                                                            Units                   Units               Net Increase
                                                            Issued                Redeemed               (Decrease)
                                                         ------------------------------------------------------------------
                                                         ------------------------------------------------------------------

Sub-account
Janus Aspen Series Worldwide Growth                          57,490                 (53,973)                 3,517
MFS(R) Emerging Growth                                         18,760                 (14,264)                 4,496
MFS(R) Investors Trust                                         17,915                 (17,014)                   901
MFS(R) Research                                                 9,464                  (6,876)                 2,588
PIMCO VIT Real Return                                         1,246                     (32)                 1,214
PIMCO VIT StocksPLUS Growth & Income                         33,823                 (26,885)                 6,938
Premier VIT OpCap Managed                                    23,835                 (17,347)                 6,488
Premier VIT OpCap Small Cap                                  56,310                 (47,461)                 8,849
Van Kampen UIF Emerging Markets Equity                       13,582                  (3,562)                10,020
Van Kampen UIF Fixed Income                                  56,639                 (38,786)                17,853
Van Kampen UIF High Yield                                    19,324                 (14,674)                 4,650
Van Kampen UIF International Magnum                          29,119                 (19,173)                 9,946


6. Financial Highlights

A summary of unit values and units outstanding for the sub-account and the expense ratios (calculated for each sub-account from the date first deposits were received), excluding expenses of the underlying funds for each of the five years in the period ended December 31, 2006, follows:



6. Financial Highlights (continued)


                                                                                                Total
                                                                       Accumulation Unit         Sub-          Investment
Sub-Account                                      Accumulation Units          Value          Account Value    Income Ratio*
                                                ------------------------------------------------------------------------------

AEGON/TA Capital Guardian
   Value
2006                                               42,625.75           $    15.50           $  660,561            1.49%
2005                                               40,473.93                13.34              539,740            1.01
2004                                               34,197.57                12.41              424,456            1.05
2003                                               25,661.83                10.66              273,606            0.63
2002                                                6,667.69                 7.94               52,957            0.98

AEGON/TA Clarion Global Real Estate
   Securities****
2006                                                8,845.60                16.61              146,948            1.19
2005                                                  929.22                11.71               10,877            2.52

AEGON/TA Federated Growth & Income
2006                                                60,043.32               13.91               835,027            1.58
2005                                                67,120.40               13.57               910,672            2.58
2004                                                40,166.65               12.96               520,518            2.85
2003                                                27,978.62               11.90               332,832            4.08
2002                                                 7,896.42                9.40                74,241            7.40

AEGON/TA JP Morgan Mid Cap Value****
2006                                                 2,668.46               12.97                34,598            0.83
2005                                                 2,884.95               11.09                31,983              -

AEGON/TA Marsico Growth****
2006                                                 4,571.94               11.97                54,728            0.15
2005                                                 1,660.82               11.39                18,916            0.09

AEGON/TA PIMCO Total Return
2006                                                31,962.77               11.30               361,079            3.39
2005                                                23,380.67               10.87               254,088            1.95
2004                                                15,394.16               10.65               163,895            1.51
2003                                                 3,062.40               10.21                31,280            0.97

AEGON/TA Templeton Transamerica Global****
2006                                                 2,097.91               13.22                27,734            1.51
2005                                                 1,507.41               11.16                16,817              -

                                                 Expenses as a
                                                 Percentage of
                                                  Average Net         Total
Sub-Account                                        Assets**         Return***
                                                 --------------------------------

AEGON/TA Asset Allocation - Conservative****
2006                                                 0.25%            9.17%
2005                                                 0.25             2.53

AEGON/TA Asset Allocation - Growth****
2006                                                 0.25            15.33
2005                                                 0.25            10.63

AEGON/TA Asset Allocation - Moderate Growth****
2006                                                 0.25            13.55
2005                                                 0.25             8.57

AEGON/TA Asset Allocation - Moderate****
2006                                                 0.25            11.20
2005                                                 0.25             4.18

AEGON/TA BlackRock Large Cap Value****
2006                                                 0.25            16.63
2005                                                 0.25             6.60

AEGON/TA Capital Guardian Global
2006                                                 0.25            14.04
2005                                                 0.25             9.90
2004                                                 0.25            10.60
2003                                                 0.25            37.26
2002                                                 0.25             2.89






6. Financial Highlights (continued)


                                                                                                    Total
                                                                           Accumulation Unit         Sub-          Investment
Sub-Account                                          Accumulation Units          Value          Account Value    Income Ratio*
                                                    ----------------------------------------------------------------------------

AEGON/TA Third Avenue Value****
2006                                                    9,542.09           $    14.05           $ 134,042             0.92%
2005                                                    3,766.42                12.13              45,698             0.16

AEGON/TA Transamerica Convertible Securities****
2006                                                       10.96                12.52                 137             2.95
2005                                                           -                11.31                   -               -

AEGON/TA Transamerica Equity
2006                                                  351,221.75                12.99           4,561,145               -
2005                                                  353,357.30                11.98           4,231,584             0.38
2004                                                  330,075.44                10.30           3,400,346               -
2003                                                  373,287.85                 8.92           3,328,920               -
2002                                                  295,659.75                 6.81           2,014,314               -

AEGON/TA Transamerica Growth Opportunities****
2006                                                    4,019.85                13.35              53,661             0.27
2005                                                      292.52                12.73               3,725               -

AEGON/TA Transamerica Money Market
2006                                                2,893,407.09                 1.12           3,228,235             4.61
2005                                                3,261,623.47                 1.07           3,483,642             2.86
2004                                                3,366,014.60                 1.04           3,503,220             1.00
2003                                                2,912,158.01                 1.03           3,008,207             0.79
2002                                                2,388,841.23                 1.03           2,454,310             1.30

AEGON/TA Transamerica Science & Technology
2006                                                      565.81                11.78               6,663               -
2005                                                      465.63                11.69               5,442             0.68

AEGON/TA Transamerica U.S. Government Securities****
2006                                                    1,306.64                10.43              13,630             4.23
2005                                                      224.05                10.13               2,269            10.45

AEGON/TA Van Kampen Mid-Cap Growth
2006                                                   79,739.27                 8.72             695,151               -
2005                                                   72,875.39                 7.95             579,492             0.09
2004                                                   72,807.47                 7.41             539,660               -
2003                                                  110,414.31                 6.94             765,757               -
2002                                                    79,160.21                5.43             429,463             0.08

6. Financial Highlights (continued)

                                                      Expenses as a
                                                      Percentage of
                                                       Average Net         Total
Sub-Account                                              Assets**        Return***
                                                    -----------------------------------

AEGON/TA Third Avenue Value****
2006                                                      0.25%             15.78%
2005                                                      0.25             10.70

AEGON/TA Transamerica Convertible Securities****
2006                                                       0.25             10.74
2005                                                       0.25               N/A

AEGON/TA Transamerica Equity
2006                                                       0.25              8.44
2005                                                       0.25             16.25
2004                                                       0.25             15.52
2003                                                       0.25             30.90
2002                                                       0.25            (22.44)

AEGON/TA Transamerica Growth Opportunities****
2006                                                       0.25              4.84
2005                                                       0.25             17.16

AEGON/TA Transamerica Money Market
2006                                                2      0.25              4.46
2005                                                3      0.25              2.62
2004                                                3      0.25              0.75
2003                                                2      0.25              0.54
2002                                                2      0.25              1.06

AEGON/TA Transamerica Science & Technology
2006                                                      0.25              0.75
2005                                                      0.25              9.30

AEGON/TA Transamerica U.S. Government Securities****
2006                                                       0.25              3.00
2005                                                       0.25              0.66

AEGON/TA Van Kampen Mid-Cap Growth
2006                                                       0.25              9.63
2005                                                       0.25              7.28
2004                                                       0.25              6.88
2003                                                       0.25             27.83
2002                                                       0.25            (33.23)




6. Financial Highlights (continued)


                                                                                                Total
                                                                       Accumulation Unit         Sub-          Investment
Sub-Account                                      Accumulation Units          Value          Account Value    Income Ratio*
                                                -------------------------------------------------------------------------------

Alger American Income
   & Growth
2006                                               111,896.05          $     9.87           $ 1,104,358           1.25%
2005                                               107,033.11                9.05               968,807           1.06
2004                                                99,269.75                8.77               870,838           0.52
2003                                                88,359.58                8.15               720,539           0.31
2002                                                71,268.42                6.30               448,727           0.66

AllianceBernstein VP Growth & Income
2006                                               168,608.08               12.89             2,173,243           1.16
2005                                               173,712.16               11.05             1,918,744           1.25
2004                                               181,275.76               10.59             1,919,085           0.72
2003                                               166,170.89                9.54             1,585,642           0.80
2002                                               124,275.30                7.24               899,380           0.55

AllianceBernstein VP Large Cap Growth
2006                                                52,983.57                8.98               475,800             -
2005                                                48,350.38                9.06               438,082             -
2004                                                41,615.60                7.91               329,149             -
2003                                                36,237.73                7.32               265,199             -
2002                                                27,448.45                5.95               163,237             -

Dreyfus Appreciation
2006                                                99,208.78               11.81             1,171,567           1.48
2005                                                98,438.83               10.16             1,000,520           0.02
2004                                                78,971.94                9.76               770,915           2.02
2003                                                61,203.68                9.32               570,186           1.64
2002                                                49,544.03                7.71               381,876           1.39

Dreyfus Developing Leaders
2006                                               102,105.49               12.50             1,275,903           0.39
2005                                                94,210.12               12.07             1,137,298             -
2004                                               103,135.89               11.44             1,179,726           0.19
2003                                               138,924.00               10.30             1,430,804           0.03
2002                                               108,354.79                7.84               849,541           0.05

6. Financial Highlights (continued)

                                                   Expenses as a
                                                   Percentage of
                                                    Average Net         Total
Sub-Account                                      A   Assets**         Return***
                                                ------------------------------------

Alger American Income
   & Growth
2006                                                   0.25%              9.04%
2005                                                   0.25               3.18
2004                                                   0.25               7.58
2003                                                   0.25              29.51
2002                                                   0.25             (31.27)

AllianceBernstein VP Growth & Income
2006                                                   0.25              16.69
2005                                                   0.25               4.34
2004                                                   0.25              10.94
2003                                                   0.25              31.85
2002                                                   0.25             (22.46)

AllianceBernstein VP Large Cap Growth
2006                                                   0.25              (0.89)
2005                                                   0.25              14.56
2004                                                   0.25               8.07
2003                                                   0.25              23.06
2002                                                   0.25             (31.01)

Dreyfus Appreciation
2006                                                   0.25              16.19
2005                                                   0.25               4.12
2004                                                   0.25               4.78
2003                                                   0.25              20.87
2002                                                   0.25             (16.92)

Dreyfus Developing Leaders
2006                                                   0.25               3.51
2005                                                   0.25               5.54
2004                                                   0.25              11.06
2003                                                   0.25              31.36
2002                                                   0.25             (19.32)




6. Financial Highlights (continued)


                                                                                                Total
                                                                       Accumulation Unit        Sub-          Investment
Sub-Account                                      Accumulation Units          Value          Account Value    Income Ratio*
                                               -------------------------------------------------------------------------------


Dreyfus MidCap Stock
2006                                                135,562.93         $      14.88         $ 2,017,450               0.38%
2005                                                138,163.96                13.85           1,913,045           0.03
2004                                                124,144.08                12.71           1,578,450           0.44
2003                                                106,107.67                11.13           1,181,482           0.35
2002                                                 69,534.93                 8.47             589,263           0.41

Dreyfus Socially Responsible Growth
2006                                                 25,338.01                 8.92             225,998           0.10
2005                                                 22,590.17                 8.19             184,973              -
2004                                                 17,083.98                 7.92             135,342           0.43
2003                                                 15,792.51                 7.48             118,090           0.14
2002                                                 11,782.02                 5.95              70,095           0.34

Fidelity VIP Contrafund
2006                                                120,962.18                16.66           2,015,365           0.95
2005                                                 73,804.26                14.99           1,106,264           0.10
2004                                                 50,191.96                12.88             646,580           0.16
2003                                                 25,658.32                11.21             287,742           0.06
2002                                                  1,879.24                 8.77              16,480              -

Fidelity VIP Equity Income
2006                                                 92,748.30                15.11           1,401,854           2.58
2005                                                 56,634.52                12.63             715,545           1.37
2004                                                 49,446.54                12.00             593,243           1.19
2003                                                 31,478.84                10.81             340,381           0.35
2002                                                  2,211.38                 8.34              18,436              -

Fidelity VIP Index 500
2006                                                 65,325.63                13.91             908,855           1.41
2005                                                 55,572.49                12.08             671,439           1.41
2004                                                 44,746.81                11.58             518,378           0.91
2003                                                 25,274.79                10.53             266,018           0.96
2002                                                  7,188.40                 8.24              59,213             -

Franklin Small Cap Value
 2006                                                51,185.94                16.45             842,129           0.62
 2005                                                47,349.19                14.10             667,585           0.72
2004                                                 28,287.87                13.00             367,606           0.17
2003                                                 16,976.21                10.53             178,722           0.22
2002                                                 19,745.05                 6.65             131,330           0.25

6. Financial Highlights (continued)

                                                 Expenses as a
                                                 Percentage of
                                                  Average Net          Total
Sub-Account                                         Assets**         Return***
                                               ------------------------------------


Dreyfus MidCap Stock
2006                                                   0.25%           7.48%
2005                                                   0.25            8.90
2004                                                   0.25           14.19
2003                                                   0.25           31.39
2002                                                   0.25          (12.71)

Dreyfus Socially Responsible Growth
2006                                                   0.25            8.93
2005                                                   0.25            3.36
2004                                                   0.25            5.95
2003                                                   0.25           25.69
2002                                                   0.25          (29.12)

Fidelity VIP Contrafund
2006                                                   0.25           11.15
2005                                                   0.25           16.36
2004                                                   0.25           14.87
2003                                                   0.25           27.88
2002                                                   0.25          (12.38)

Fidelity VIP Equity Income
2006                                                   0.25           19.63
2005                                                   0.25            5.31
2004                                                   0.25           10.96
2003                                                   0.25           29.70
2002                                                   0.25           (0.73)

Fidelity VIP Index 500
2006                                                   0.25           15.15
2005                                                   0.25            4.29
2004                                                   0.25           10.07
2003                                                   0.25           27.77
2002                                                   0.25          (13.80)

Franklin Small Cap Value
 2006                                                  0.25           16.69
 2005                                                  0.25            8.50
2004                                                   0.25           23.44
2003                                                   0.25           31.79
2002                                                   0.25          (28.86)




6. Financial Highlights (continued)

                                                                                                Total
                                                                       Accumulation Unit         Sub-          Investment
Sub-Account                                      Accumulation Units          Value          Account Value     Income Ratio*
                                                ------------------------------------------------------------------------------

Franklin Small-Mid Cap Growth
2006                                                  81,430.52        $      11.48         $   934,416                  -%
2005                                                  73,439.94               10.58             777,255                -
2004                                                  66,146.37               10.13             669,751                -
2003                                                  50,741.82                9.11             462,043                -
2002                                                  19,745.05                6.65             131,330             0.25

Janus Aspen Series Balanced
2006                                                  88,193.20               13.04           1,150,089             2.00
2005                                                  80,362.71               11.84             951,493             2.17
2004                                                  71,108.37               11.02             783,966             2.38
2003                                                  62,146.03               10.21             634,269             1.94
2002                                                  47,665.25                9.00             428,848             2.59

Janus Aspen Series Worldwide Growth
2006                                                 105,720.79                9.95           1,052,228             1.67
2005                                                 102,135.98                8.46             864,099             1.23
2004                                                  98,618.92                8.03             792,314             1.04
2003                                                  74,053.39                7.71             570,604             0.90
2002                                                  50,512.20                6.25             315,480             0.75

MFS(R) Emerging Growth
2006                                                  44,858.41                9.33             418,464               -
2005                                                  43,555.86                8.67             377,526               -
2004                                                  39,060.22                7.96             310,839               -
2003                                                  29,846.75                7.06             210,795               -
2002                                                  14,737.86                5.44              80,128               -

MFS(R) Investors Trust
2006                                                  44,381.91               11.48             509,455            0.48
2005                                                  43,249.97               10.18             440,466            0.53
2004                                                  42,349.09                9.51             402,902            0.62
2003                                                  40,253.96                8.57             344,776            0.62
2002                                                  34,423.34                7.03             241,982            0.36

6. Financial Highlights (continued)
                                               Expenses as a
                                               Percentage of
                                                Average Net          Total
Sub-Account                                       Assets**         Return***
                                              -----------------------------------

Franklin Small-Mid Cap Growth
2006                                                0.25%            8.42%
2005                                                0.25             4.53
2004                                                0.25            11.20
2003                                                0.25            36.90
2002                                                0.25           (28.86)

Janus Aspen Series Balanced
2006                                                0.25            10.14
2005                                                0.25             7.39
2004                                                0.25             8.02
2003                                                0.25            13.44
2002                                                0.25            (6.91)

Janus Aspen Series Worldwide Growth
2006                                                0.25            17.64
2005                                                0.25             5.30
2004                                                0.25             4.27
2003                                                0.25            23.37
2002                                                0.25           (25.89)

MFS(R) Emerging Growth
2006                                                0.25             7.63
2005                                                0.25             8.92
2004                                                0.25            12.68
2003                                                0.25            29.90
2002                                                0.25           (33.93)

MFS(R) Investors Trust
2006                                                0.25            12.71
2005                                                0.25             7.05
2004                                                0.25            11.08
2003                                                0.25            21.84
2002                                                0.25           (21.16)





6. Financial Highlights (continued)


                                                                                                Total
                                                                       Accumulation Unit        Sub-         Investment Income
Sub-Account                                      Accumulation Units          Value          Account Value         Ratio*
                                                ---------------------------------------------------------------------------------

MFS(R) Research
2006                                                  28,153.98        $      10.93         $   307,656            0.53%
2005                                                  30,181.55                9.92             299,280            0.46
2004                                                  27,592.74                9.22             254,445             1.04
2003                                                  27,134.99                7.98             216,530             0.65
2002                                                  24,565.20                6.41             157,583             0.18

PIMCO VIT Real Return****
2006                                                   3,117.05               10.08              31,429             4.48
2005                                                   1,214.65               10.04              12,192             3.52

PIMCO VIT StocksPLUS Growth
   & Income
2006                                                  50,614.95               12.47             631,290             5.04
2005                                                  47,624.52               10.88             518,259             2.45
2004                                                  40,685.90               10.54             428,897             1.78
2003                                                  36,061.66                9.54             343,922             2.37
2002                                                  21,954.23                7.33             160,995             3.41

Premier VIT OpCap Managed
2006                                                  63,232.67               11.93             754,115             1.65
2005                                                  59,697.47               10.90             650,904             1.11
2004                                                  53,209.06               10.38             552,436             1.36
2003                                                  43,716.34                9.40             410,786             1.75
2002                                                  38,185.64                7.74             295,447             0.92

Premier VIT OpCap Small Cap
2006                                                  71,167.47               17.34           1,233,910                -
2005                                                  73,100.56               14.01           1,023,974                -
2004                                                  64,251.62               14.03             901,757             0.04
2003                                                  53,149.45               11.94             634,368             0.05
2002                                                  42,056.00                8.39             352,758             0.04

Van Kampen UIF Emerging Markets Equity
2006                                                  21,990.74               29.24             643,037            0.77
2005                                                  19,771.17               21.37             422,608            0.29
2004                                                   9,750.55               16.01             156,095            0.83
2003                                                   8,096.69               13.04             105,547               -
2002                                                   5,778.25                8.73              50,453               -

6. Financial Highlights (continued)

                                                    Expenses as a
                                                    Percentage of
                                                     Average Net          Total
Sub-Account                                            Assets**         Return***
                                                --------------------------------------

MFS(R) Research
2006                                                    0.25%            10.20%
2005                                                    0.25              7.53
2004                                                    0.25             15.56
2003                                                    0.25             24.39
2002                                                    0.25            (24.72)

PIMCO VIT Real Return****
2006                                                    0.25              0.46
2005                                                    0.25              0.34

PIMCO VIT StocksPLUS Growth
   & Income
2006                                                    0.25             14.61
2005                                                    0.25              3.23
2004                                                    0.25             10.53
2003                                                    0.25             30.05
2002                                                    0.25            (20.42)

Premier VIT OpCap Managed
2006                                                    0.25              9.38
2005                                                    0.25              5.02
2004                                                    0.25             10.49
2003                                                    0.25             21.45
2002                                                    0.25            (17.09)

Premier VIT OpCap Small Cap
2006                                                    0.25             23.78
2005                                                    0.25             (0.19)
2004                                                    0.25             17.59
2003                                                    0.25             42.30
2002                                                    0.25            (21.83)

Van Kampen UIF Emerging Markets Equity
2006                                                    0.25             36.80
2005                                                    0.25             33.52
2004                                                    0.25             22.81
2003                                                    0.25             49.30
2002                                                    0.25             (9.13)




6. Financial Highlights (continued)

                                                                       Accumulation Unit         Total
                                                                             Value               Sub-
                                                                                                Account         Investment
Sub-Account                                      Accumulation Units                              Value        Income Ratio*
                                                -----------------------------------------------------------------------------------

Van Kampen UIF Fixed Income
2006                                                120,521.49         $      13.18         $  1,588,277           4.11
2005                                                117,302.03                12.74            1,493,963           3.35
2004                                                  99,449.40               12.25            1,218,407           3.53
2003                                                 113,530.84               11.77            1,336,050           0.06
2002                                                  90,971.80               11.27            1,025,673           7.06

Van Kampen UIF High Yield
2006                                                  46,204.77               13.06              603,573           8.38
2005                                                  24,275.51               12.06              292,669           7.79
2004                                                  19,624.99               11.96              234,711           6.10
2003                                                  16,753.20               10.95              183,464             -
2002                                                   9,686.50                8.73               84,594          14.89

Van Kampen UIF International
   Magnum
2006                                                  54,396.21               14.71              800,007           0.10
2005                                                  48,233.00               11.78              568,300           1.22
2004                                                  38,287.52               10.63              407,176           2.69
2003                                                  26,407.83                9.08              239,839           0.13
2002                                                  18,726.48                7.15              133,813           1.33


6. Financial Highlights (continued)

                                                   Expenses as a
                                                   Percentage of
                                                    Average Net          Total
Sub-Account                                      A    Assets**         Return***
                                                -------------------------------------

Van Kampen UIF Fixed Income
2006                                                    0.25%            3.47%
2005                                                    0.25             3.95
2004                                                    0.25             4.11
2003                                                    0.25             4.38
2002                                                    0.25             7.06

Van Kampen UIF High Yield
2006                                                    0.25             8.35
2005                                                    0.25             0.81
2004                                                    0.25             9.21
2003                                                    0.25            25.40
2002                                                    0.25            (7.50)

Van Kampen UIF International
   Magnum
2006                                                    0.25            24.82
2005                                                    0.25            10.79
2004                                                    0.25            17.09
2003                                                    0.25            27.10
2002                                                    0.25           (17.02)



* These amounts represent the dividends, excluding distributions or capital gains, received by the sub-account from the underlying portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolios in which the sub-accounts invest.

** These ratios represent the annualized contract expenses of each sub-account, consisting primarily of mortality and expense changes, for the periods. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units are excluded.

*** These amounts represent the total return for the period indicated for each sub-account as a whole, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. An individual owner's return may vary based on the timing of the individual's capital transactions.

**** The following sub-accounts were made available to policyholders on 5/1/2005. The total return for 2005 is calculated from the day each sub-account received its initial funding to 12/31/2005, and is not annualized.

PART C:  OTHER INFORMATION

           (a) Certified copy of Resolutions of the Board of Directors of the Company of December 6, 1996 establishing the Transamerica Occidental Life Separate Account VUL-5. 1/

           (b)           Custodian Agreements: Not Applicable.

           (c) (i) Form of Distribution Agreement between Transamerica Securities Sales Corporation and Transamerica Occidental Life Insurance Company. 1/

                  (ii) Form of Sales Agreement between Transamerica Life Companies, Transamerica Securities Sales Corporation and Broker-Dealers 1/

           (d) Forms of Policy and Policy riders. 1/

           (e) Form of Application 1/ 9/

           (f) Organizational documents of the Company, as amended. 1/ 4/

           (g) Reinsurance Contracts 6/


           (h) Form of Participation Agreement between: Transamerica Occidental Life Insurance Company and: 11/


                           (a) re The Alger American Fund 1/
                           (b) re Alliance Variable Products Series Fund, Inc. 1/ (c) re Dreyfus Variable Investment Fund 1/ (d) re Janus Aspen Series 1/ (e) re MFS Variable Insurance Trust 1/ (f) re Morgan Stanley Universal Funds, Inc. 1/ (g) re OCC Accumulation Trust 1/ (h) re Transamerica Variable Insurance Fund, Inc. 1/ 4/ (i) re PIMCO Variable Insurance Trust 1/ (j) re Franklin Templeton 4/ (k) re WRL Series Fund 3/ 4/

           (i) Administrative Agreements.

           (j) Other Material Contracts: Not applicable.

           (k) Opinion of Counsel 1/ 6/

           (l) Actuarial Opinion 1/ 6/

(m) Calculation 7/


(n) Consent of Independent Registered Public Accounting Firm 2/ 4/ 5/ 6/ 8/ 9/10/ 11/


           (o) Omitted Financial Statements: Not applicable.

(p)      Initial Capital Agreements:  Not applicable

(q) Redeemability Exemption 1/ 6/ (r) Powers of Attorney 1/ 4/ 5/


     1/ Incorporated herein by reference to the initial filing of this Registration Statement on Form S-6 File No. 333-51916 (Filed December 15, 2000).

     2/ Incorporated herein by reference to Pre-Effective Amendment No. 1 of this Registration Statement on Form S-6 File No. 333-51916 (Filed March 8, 2001).

     3/ Incorporated herein by reference to Post-Effective Amendment No. 1 of PFL Life Variable Annuity Account A on Form N-4 File No. 333-26209 (Filed April 29, 1998).

     4/ Incorporated herein by reference to Post-Effective Amendment No. 1 of this Registration Statement on Form S-6 File No. 333-51916 (Filed April 26, 2001).

     5/ Incorporated herein by reference to Post-Effective Amendment No. 2 of this Registration Statement on Form S-6 File No. 333-51916 (Filed April 26, 2002).

     6/ Incorporated herein by reference to Post-Effective Amendment No. 5 of this Registration Statement on Form N-6 File No. 333-51916 (Filed April 29, 2003).


     7/    To be included in a subsequent filing.

     8/ Incorporated herein by reference to Post-Effective Amendment No. 5 of this Registration Statement (Filed No. 333-51916) on April 30, 2004.

     9/ Incorporated herein by reference to Post-Effective Amendment No. 8 of this Registration Statement (Filed No. 333-51916) on April 29, 2005.


     10/ Incorporated herein by reference to Post-Effective Amendment No. 9 of this Registration Statement (Filed No. 333-51916) on April 28, 2006.


     11/   Filed herewith.



Item 28.  Directors and Officers of the Depositor.

DIRECTORS AND PRINCIPAL OFFICERS OF
TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

     Brenda K. Clancy(1) Senior Vice President since 2000. Director of TOLIC since 1999. Senior Vice President, Corporate, of Transamerica Life Insurance Company, (formerly PFL Life Insurance Company) since 1991. Treasurer and Chief Financial Officer of Transamerica Life Insurance Company since 1996.

     Christopher H. Garrett(1) Director since 2002.

     Diane Meiners(2) Director and Vice President. Director (2001-present); Vice
          President (1999-present) of Transamerica.

     Craig D. Vermie(1) Director of TOLIC since 1999.  Director,  Vice President
          and  General  Counsel,   Corporate,  of  Transamerica  Life  Insurance
          Company, (formerly PFL Life Insurance Company) since 1990.

     Ron F. Wagley, CLU(2) President and Director since 1999. Senior Vice President and Chief Agency Officer of TOLIC since 1993. Vice President of TOLIC from 1989 to 1993.


Transamerica Life Insurance Company previously was known as PFL Life Insurance Company.

Located at:

         (1) 4333 Edgewood Road, N.W., Cedar Rapids, Iowa 52499. (2) 1150 South Olive Street, Los Angeles, California 90015.

Item 29. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

Registrant is a separate account controlled by the Contract Owners, and is not controlled by or under common control with any other person. The Company, the Fund's Investment Adviser, may be deemed to be in control of the Fund, and the Company and Transamerica Investment Services, Inc., may be deemed to be controlled by their parent, Transamerica Corporation, a subsidiary of AEGON N.V.

The following chart indicates the persons controlled by or under common control with Transamerica.
AEGON U.S. Holding Corporation (DE) (100%)
             CORPA Reinsurance Company (NY) (100%)
             AEGON Management Company (IN) (100%)
             Short Hills Management Company (NJ) (100%)
             AEGON U.S. Corporation (IA) (100%)
               Commonwealth General Corporation and subsidiaries (DE) (100%)
               AEGON USA, Inc. (IA) (100%) RCC North America LLC (DE) (100%)
                  Transamerica Holding Company, L.L.C. (DE) (100%)
                      Veterans Life Insurance Company (IL) (100%)
                           Peoples Benefit Services, Inc. (PA) (100%)
                      Transamerica Life Insurance Company (IA) (100%)
                           Professional Life & Annuity Insurance Company (AZ) (100%)
                           AEGON Financial Services Group, Inc. (MN) (100%)
                                    AEGON Assignment Corporation of Kentucky (KY) (100%)
                    AEGON Assignment Corporation (IL) (100%)
                                    Transamerica Financial Institutions, Inc. (MN) (100%)
                      AEGON Funding Corp. (DE) (100%)
                      AEGON USA Investment Management, LLC (IA) (100%)
                      First AUSA Life Insurance Company -- insurance holding co.  (MD) (100%)
                           AUSA Life Insurance Company, Inc. -- insurance (NY)
                           (100%) United Financial Services, Inc. (MD) (100%)
                           Monumental General Casualty Company (MD) (100%)
                           Bankers Financial Life Insurance Company (AZ) (100%)
                           The Whitestone Corporation (MD) (100%) Cadet Holding
                           Corp. (IA) (100%) Monumental General Life Insurance
                           Co. of Puerto Rico (PR) (51%) Iowa Fidelity Life
                           Insurance Company (AZ) (100%) Southwest Equity Life
                           Insurance Company (AZ) (100%) Life Investors
                           Insurance Company of America -- insurance (IA) (100%)
                             Apple Partners of Iowa, L.L.C.  (IA) (100%)
                             Life Investors Alliance LLC (DE) (100%)
                           Western Reserve Life Assurance Co. of Ohio -- insurance (OH) (100%)
                             WRL Insurance Agency, Inc. (CA) (100%)
                                    WRL Insurance Agency of Alabama, Inc. (AL) (100%)
                                    WRL Insurance Agency of Massachusetts, Inc. (MA) (100%)
                                    WRL Insurance Agency of Nevada, Inc. (NV) (100%
                                    WRL Insurance Agency of Wyoming, Inc. (WY) (100%)
                             AEGON Equity Group, Inc. (FL) (100%)
                             AEGON/Transamerica Fund Services, Inc. -- transfer agent (FL) (100%)
                             AEGON/Transamerica Fund Advisers, Inc. -- investment adviser (FL) (100%)
                             World Financial Group Insurance Agency, Inc. (CA) (100%)
                                    World Financial Group Insurance Agency of Alabama, Inc. (AL) (100%)
                                    World Financial Group Insurance Agency of Hawaii, Inc. (HI) (100%)
                                    World Financial Group Insurance Agency of Massachusetts, Inc. (MA) (100%)
                                    World Financial Group Insurance Agency of Nevada, Inc. (NV) (100%)
                                    World Financial Group Insurance Agency of New Mexico (NM) (100%)
                                    World Financial Group Insurance Agency of Wyoming, Inc. (WY) (100%)
                                    WFG Property & Casualty Insurance Agency, Inc. (GA) (100%)
                                       WFG Property & Casualty Insurance Agency of Alabama, Inc. (AL) (100%)
                                       WFG Property & Casualty Insurance Agency of California, Inc. (CA) (100%)
                                       WFG Property & Casualty Insurance Agency of of Mississippi, Inc. (MS)
(100%)
                                       WFG Property & Casualty Insurance Agency of Nevada, Inc. (NV) (100%)
                                       WFG Property & Casualty Insurance Agency of Wyoming, Inc. (WY) (100%)
                  AUSA Holding Company -- holding company (MD) (100%)
             AEGON USA Investment Management, Inc. -- investment adviser (IA) (100%)
             AEGON USA Securities, Inc. -- brokerdealer (IA) (100%)
                    Transamerica Capital, Inc. (CA) (100%)
                    Universal Benefits Corporation -- third party administrator (IA) (100%)
                    Investors Warranty of America, Inc. -- provider of automobile extended maintenance contracts
(IA)
                  (100%)
                    Massachusetts Fidelity Trust Company -- trust company (IA) (100%)
                    Roundit, Inc. (MD) (50%)
                    Long, Miller & Associates, L.L.C. (CA) (33-1/3%)
                    Diversified Investment Advisors, Inc. -- investment adviser (DE) (100%)
                        Diversified Investors Securities Corp. -- broker-dealer (DE) (100%)
                        George Beram & Company, Inc. (MA) (100%)
                    Creditor Resources, Inc. -- credit insurance  (MI) (100%)
                        Premier Solutions Group, Inc. (MD) (100%)
                        CRC Creditor Resources Canadian Dealer Network Inc. -- insurance agency (Canada) 100%)
                    Money Services, Inc. -- financial counseling for employees and agents of affiliated companies
(DE)
                  (100%)
                        ORBA Insurance Services, Inc. (CA) (40.15%) ADB
                        Corporation, L.LC. (DE) (100%) AEGON USA Travel and
                        Conference Services, LLC (IA) (100%) Great Companies,
                        L.L.C. (IA) (30%)
                    Zahorik Company, Inc. -- broker-dealer  (CA) (100%)
                        ZCI, Inc. (AL) (100%)
                        Zahorik Texas, Inc. (TX) (100%)
                    Monumental General Insurance Group, Inc. -- holding company  (MD) (100%)
                        Monumental General Mass Marketing, Inc. -- marketing (MD) (100%)
                        Trip Mate Insurance Agency, Inc. (KS) (100%)
                        Monumental General Administrators, Inc. (MD) (100%)
                           National Association Management and Consultant Services, Inc. (MD) (100%)
                    AEGON Asset Management Services, Inc. (DE) (100%)
                        World Group Securities, Inc. (DE) (100%)
                        World Financial Group, Inc. (DE) (100%)
                    InterSecurities, Inc. -- broker-dealer  (DE) (100%)
                    Idex Investor Services, Inc. -- shareholder services  (FL) (100%)
                    Idex Management, Inc. -- investment adviser  (DE) (100%)
                    AEGON USA Realty Advisors Inc. -- real estate investment services  (IA) (100%)
                        QSC Holding, Inc. (DE) (100%)
                        Realty Information Systems, Inc. -- information systems for real estate investment management  (IA) (100%)
                        AEGON USA Real Estate Services, Inc. (DE) (100%)

Item 30. Indemnification.

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The code also specifies procedures for determining when indemnification payments can be made.

Article V, Section I, of Transamerica's Bylaws provides: Each person who was or is a party or is threatened to be made a party to or is involved, even as a witness, in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by statutory and decisional law, as the same exists or may hereafter be interpreted or amended (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing, in any Proceeding (hereafter "Expenses"); provided, however, that except as to actions to enforce indemnification rights pursuant to Section 3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right. (It is the Corporation's intent that these bylaws provide indemnification in excess of that expressly permitted by Section 317 of the California General Corporation Law, as authorized by the corporation's Articles of Incorporation.)


The directors and officers of Transamerica Occidental Life Insurance Company are covered under a Directors and Officers liability program. which includes direct coverage to directors and officers (Coverage A) and corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $200,000,000 for Coverage A and $300,000,000 for Coverage B for the period November 8, 2006/2007. Coverage B is subject to a self insured retention of $5,000,000. The primary policy under the program is with AIG Europe/Landmark Insurance Company Limited.


Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriter.

Item 31.  Principal Underwriter.

Transamerica Securities Sales Corporation, the principal underwriter, is also the underwriter for: Transamerica Investors, Inc.; Transamerica Occidental Life Insurance Company's Separate Accounts VA-2L; VA-2NL; VUL-1, VUL-2, VUL-4, VUL-5, VUL-6 and VL; and Transamerica Life Insurance and Annuity Company's Separate Account VA-8

The Underwriter is wholly-owned by Transamerica Service Company, a subsidiary of Transamerica International Holdings, Inc., which is wholly owned by AEGON USA, Inc., which is a subsidiary of AEGON, N.V. The address of the Underwriter is 1150 South Olive Street, Los Angeles, California 90015.

The following table furnishes information with respect to each director and officer of the principal Underwriter currently distributing securities of the registrant:

Sandra C. Brown   Chairperson and President
George Chuang     Director, Vice President, Treasurer
                  and Chief Financial Officer
Christopher Shaw  Director, Vice President, Secretary
                  and Chief Compliance Officer




-------------------------- ------------------------------ ---------------------- -------------------- ---------------------------
Name of                    Net Underwriting                Compensation on       Brokerage
Principal Underwriter      Discounts & Commission          Redemption            Commissions           Compensation
-------------------------- ------------------------------ ---------------------- -------------------- ---------------------------
-------------------------- ------------------------------ ---------------------- -------------------- ---------------------------

TSSC                                      0                         0            1,739,511.12               0

-------------------------- ------------------------------ ---------------------- -------------------- ---------------------------

Item 32.  Location of Accounts and Records.

The Company maintains physical possession of each account, book, or other document required to be maintained at its offices at 1150 South Olive Street, Los Angeles, California 90015 and 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

Item 33.  Management Services.   Not applicable.

Item 34.    Fee Representation.

Transamerica Occidental Life Insurance Company hereby represents that the fees and charges deducted under Contracts are reasonable in the aggregate in relation to services rendered, expenses expected to be incurred and risks assumed by Transamerica.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Transamerica Occidental Life Insurance Company has caused this Registration Statement to be signed on its behalf by the undersigned in the City of Los Angeles, State of California on the 28th day of April, 2007.


             Transamerica Occidental Life Separate Account VUL-5 of
                 Transamerica Occidental Life Insurance Company
                                  (Registrant)

                           By: /s/ David M. Goldstein
                               David M. Goldstein
                              Senior Vice President

                 Transamerica Occidental Life Insurance Company
                                   (Depositor)

                           By: /s/ David M. Goldstein
                               David M. Goldstein
                              Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signatures                          Titles                              Date


Ron F. Wagley*                      ___________________________        April 30, 2007
                                    President and Director
Brenda K. Clancy*                   ___________________________        April 30, 2007
                                    Director and Senior Vice President
Christopher H. Garrett*             __________________________         April 30, 2007
                                    Director
Diane Meiners*                      _________________________          April 30, 2007
                                    Director
Craig D. Vermie*                    _________________________          April 30, 2007
                                    Director, Vice President and Counsel
Bruce Clark*                        __________________________         April 30, 2007
                                    Chief Financial Officer


/s/ David M. Goldstein              On April 30, 2007 as Attorney-in-Fact pursuant to
*By: David M. Goldstein             powers of attorney filed herewith.
